Document and Entity Information Document	12 Months Ended
Jan. 31, 2012
Document And Entity Information [Abstract]
Document Type	8-K
Amendment Flag	true
Amendment Description	This Current Report on Form 8-K is filed by Comverse Technology, Inc. to present the Company's recast consolidated financial statement information and CTI Parent Company condensed financial statement information as of the dates and for the fiscal years presented to reflect the results of operations and the assets and liabilities of Comverse, Inc., formerly a CTI wholly-owned subsidiary, and Starhome B.V., formerly a CTI majority-owned subsidiary, as discontinued operations.
Document Period End Date	Jan 31, 2012
Entity Registrant Name	COMVERSE TECHNOLOGY INC/NY/
Entity Central Index Key	0000803014

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
ASSETS
Cash and cash equivalents	$ 322,445	$ 368,352
Restricted cash and bank time deposits	12,863	47,006
Auction rate securities	272	72,441
Accounts receivable, net of allowance of $2,929 and $5,395, respectively	154,764	151,657
Inventories, net	14,414	16,987
Deferred cost of revenue	11,951	6,269
Deferred income taxes	13,447	14,760
Prepaid expenses and other current assets	47,218	34,081
Current assets of discontinued operations	489,428	587,443
Total current assets	1,066,802	1,298,996
Property and equipment, net	29,853	24,996
Goodwill	894,155	803,971
Intangible assets, net	184,230	157,071
Deferred cost of revenue	13,285	21,715
Deferred income taxes	9,467	6,700
Other assets	44,399	35,720
Noncurrent assets of discontinued operations	414,822	474,706
Total assets	2,657,013	2,823,875
LIABILITIES AND EQUITY
Accounts payable and accrued expenses	188,744	170,856
Convertible debt obligations	2,195	2,195
Deferred revenue	156,772	142,465
Deferred income taxes	1,056	379
Bank loans	6,228	0
Litigation settlements	0	146,150
Income taxes payable	6,284	6,159
Other current liabilities	41,911	50,278
Current liabilities of discontinued operations	574,579	676,037
Total current liabilities	977,769	1,194,519
Bank loans	591,151	583,234
Deferred revenue	25,987	40,424
Deferred income taxes	36,741	18,471
Other long-term liabilities	60,166	32,502
Noncurrent liabilities of discontinued operations	412,447	468,838
Total liabilities	2,104,261	2,337,988
Equity:
Common stock, $0.10 par value - authorized, 600,000,000 shares; issued 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,533,916 shares, respectively	21,971	20,494
Treasury stock, at cost, 1,017,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,870	2,089,501
Accumulated deficit	(1,762,517)	(1,703,791)
Accumulated other comprehensive (loss) income	(8,805)	10,288
Total Comverse Technology, Inc. shareholders' equity	441,508	413,008
Noncontrolling interest	111,244	72,879
Total equity	552,752	485,887
Total liabilities and equity	$ 2,657,013	$ 2,823,875

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
Statement of Financial Position [Abstract]
Accounts receivable, allowance	$ 2,929	$ 5,395
Common stock, par value	$ 0.1	$ 0.1
Common stock, shares authorized	600,000,000	600,000,000
Common stock, shares issued	219,708,779	204,937,882
Common stock, shares outstanding	218,636,842	204,533,916
Treasury stock, shares	1,071,937	403,966

Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Revenue:
Product revenue	$ 390,392	$ 375,164	$ 374,332
Service revenue	392,256	351,635	329,361
Total revenue	782,648	726,799	703,693
Costs and expenses:
Product costs	138,450	121,083	130,982
Service costs	129,911	117,261	108,953
Research and development, net	111,001	96,525	83,797
Selling, general and administrative	400,358	415,704	370,975
Other operating expenses (income):
Litigation settlements	4,880	(17,500)	0
Restructuring charges	0	0	141
Total other operating expense (income)	4,880	(17,500)	141
Total costs and expenses	784,600	733,073	694,848
(Loss) income from operations	(1,952)	(6,274)	8,845
Interest income	2,419	2,376	3,902
Interest expense	(32,379)	(29,913)	(25,067)
Loss on extinguishment of debt	(8,136)	0	0
Other income (expense), net	29,231	9,636	(23,442)
Loss before income tax (provision) benefit	(10,817)	(24,175)	(35,762)
Income tax (provision) benefit	(19,292)	(4,083)	46,935
Net (loss) income from continuing operations	(30,109)	(28,258)	11,173
Loss from discontinued operations, net of tax	(910)	(91,028)	(270,794)
Net loss	(31,019)	(119,286)	(259,621)
Less: Net income attributable to noncontrolling interest	(27,707)	(13,820)	(7,783)
Net loss attributable to Comverse Technology, Inc.'s shareholders	(58,726)	(133,106)	(267,404)
Weighted average common shares outstanding:
Basic	208,301,686	205,162,720	204,513,420
Diluted	208,301,686	205,162,720	205,241,178
Basic (loss) earnings per share
Continuing operations	$ (0.27)	$ (0.22)	$ 0.01
Discontinued operations	$ (0.01)	$ (0.43)	$ (1.32)
Basic loss per share	$ (0.28)	$ (0.65)	$ (1.31)
Diluted (loss) earnings per share
Continuing operations	$ (0.27)	$ (0.22)	$ 0.01
Discontinued operations	$ (0.01)	$ (0.43)	$ (1.32)
Diluted (loss) per share	$ (0.28)	$ (0.65)	$ (1.31)
Net (loss) income attributable to Comverse Technology, Inc.
Net (loss) income from continuing operations	(55,242)	(45,382)	3,004
Loss from discontinued operations, net of tax	(3,484)	(87,724)	(270,408)
Net loss attributable to Comverse Technology, Inc.'s shareholders	$ (58,726)	$ (133,106)	$ (267,404)

Consolidated Statements of Comprehensive Loss (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Net loss	$ (31,019)	$ (119,286)	$ (259,621)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	(2,059)	(840)	14,569
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax	(21,634)	(7,818)	10,678
Unrealized gain (loss) on cash flow hedges, net of reclassification adjustments and tax	280	(206)	3,815
Other comprehensive (loss) income	(23,413)	(8,864)	29,062
Comprehensive loss	(54,432)	(128,150)	(230,559)
Less: comprehensive income attributable to noncontrolling interest	(23,387)	(9,294)	(14,283)
Comprehensive loss attributable to Comverse Technology, Inc.'s shareholders	$ (77,819)	$ (137,444)	$ (244,842)

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data, unless otherwise specified	Total	Verint [Member]	Ulticom Inc [Member]	Common Stock [Member]	Treasury Stock [Member]	Additional Paid-in Capital [Member]	Additional Paid-in Capital [Member] Verint [Member]	Accumulated Deficit [Member]	Unrealized Gains (Losses) on Available-for-sale Securities [Member]	Unrealized (Losses) Gains on Derivatives [Member]	Cumulative Translation Adjustment [Member]	Total Accumulated Other Comprehensive Income (Loss) [Member]	Comverse Tehcnology, Inc.'s Shareholders' Equity [Member]	Comverse Tehcnology, Inc.'s Shareholders' Equity [Member] Verint [Member]	Noncontrolling Interest [Member]	Noncontrolling Interest [Member] Verint [Member]	Noncontrolling Interest [Member] Ulticom Inc [Member]
Balance, value at beginning of period at Jan. 31, 2009	$ 763,187			$ 20,421	$ (1,219)	$ 1,945,273		$ (1,303,281)	$ 10,302	$ (3,028)	$ (15,210)	$ (7,936)	$ 653,258		$ 109,929
Shares, Issued at beginning of period at Jan. 31, 2009				204,111,096
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net loss	(259,621)							(267,404)					(267,404)		7,783
Other comprehensive income (loss), net of tax	29,062			0	0	0		0	10,730	3,813	8,019	22,562	22,562		6,500
Stock-based compensation expense	11,322					11,322							11,322
Common stock issued for restricted and deferred stock awards				158,829
Common stock issued for restricted and deferred stock awards	0			16		(16)
Impact from equity transactions of subsidiaries and other	32,605					3,107							3,107		29,498
Repurchase of common stock				(47,901)
Repurchase of common stock	(359)				(359)								(359)
Forfeitures of restricted stock				(148,639)
Forfeitures of restricted stock	0			(15)		15
Dividends to noncontrolling interest	(66,474)														(66,474)
Total equity, value at end of period at Jan. 31, 2010	509,722			20,422	(1,578)	1,959,701		(1,570,685)	21,032	785	(7,191)	14,626	422,486		87,236
Shares, Issued at end of period at Jan. 31, 2010				204,073,385
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net loss	(119,286)							(133,106)					(133,106)		13,820
Other comprehensive income (loss), net of tax	(8,864)			0	0	0		0	(7,792)	(37)	3,491	(4,338)	(4,338)		(4,526)
Sale of Verint Systems, Inc. shares of common stock, net of tax							52,203
Stock-based compensation expense	10,402					10,402							10,402
Common stock issued for restricted and deferred stock awards				709,513
Common stock issued for restricted and deferred stock awards	0			72		(72)
Impact from equity transactions of subsidiaries and other	68,153	59,320	(7,808)			67,267							67,267	52,203	886	7,117	(7,808)
Repurchase of common stock				(248,982)
Repurchase of common stock	(1,906)				(1,906)								(1,906)
Dividends to noncontrolling interest	(23,846)														(23,846)
Total equity, value at end of period at Jan. 31, 2011	485,887			20,494	(3,484)	2,089,501		(1,703,791)	13,240	748	(3,700)	10,288	413,008		72,879
Shares, Issued at end of period at Jan. 31, 2011				204,533,916
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net loss	(31,019)							(58,726)					(58,726)		27,707
Other comprehensive income (loss), net of tax	(23,413)			0	0	0		0	(21,631)	(234)	2,772	(19,093)	(19,093)		(4,320)
Stock-based compensation expense	9,073					9,073							9,073
Common stock issued for restricted and deferred stock awards				1,931,361
Common stock issued for restricted and deferred stock awards	0			193		(193)
Exercises of stock options				377,300
Exercises of stock options	2,113			38		2,075							2,113
Impact from equity transactions of subsidiaries and other	34,068					17,160							17,160		16,908
Common stock issued for settlement of shareholders class action				12,462,236
Common stock issued for settlement of shareholders class action	82,500			1,246		81,254							82,500
Repurchase of common stock				(667,971)
Repurchase of common stock	(4,527)				(4,527)								(4,527)
Dividends to noncontrolling interest	(1,930)														(1,930)
Total equity, value at end of period at Jan. 31, 2012	$ 552,752			$ 21,971	$ (8,011)	$ 2,198,870		$ (1,762,517)	$ (8,391)	$ 514	$ (928)	$ (8,805)	$ 441,508		$ 111,244
Shares, Issued at end of period at Jan. 31, 2012				218,636,842

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Cash flows from operating activities:
Net loss	$ (31,019)	$ (119,286)	$ (259,621)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Non-cash items	97,911	208,267	327,938
Changes in operating assets and liabilities, net of effects of business combinations:
Accounts receivable	(2,942)	(24,574)	(13,910)
Inventories	1,080	(5,775)	3,177
Deferred cost of revenue	3,199	16,616	14,082
Prepaid expenses and other current assets	6,520	4,600	(11,450)
Accounts payable and accrued expenses	(17,610)	(17,853)	32,096
Deferred revenue	(3,424)	(51,226)	(21,143)
Other assets and liabilities	(67,615)	(641)	(46)
Other, net	255	(5,244)	(464)
Net cash (used in) provided by operating activities - continuing operations	(13,645)	4,884	70,659
Net cash provided by (used in) operating activities - discontinued operations	(20,639)	(132,166)	(171,379)
Net cash used in operating activities	(34,284)	(127,282)	(100,720)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	75,475	57,256	26,370
Advances under promissory note with Comverse Inc.	(1,500)	(7,000)	0
Proceeds from sale of Verint Systems, Inc. shares of common stock	0	76,475	0
Proceeds from sale of Ulticom, Inc., net of cash sold	0	2,627	0
Acquisition of businesses, net of cash acquired	(109,780)	(23,485)	(96)
Purchase of property and equipment	(13,084)	(8,620)	(5,856)
Capitalization of software development costs	(3,399)	(2,527)	(2,715)
Net change in restricted cash and bank time deposits	33,846	(15,725)	(23,553)
Settlement of derivative financial instruments not designated as hedges	(1,313)	(34,783)	(19,414)
Net cash (used in) provided by investing activities - continuing operations	(19,755)	44,218	(25,264)
Net cash (used in) provided by investing activities - discontinued operations	(8,735)	104,160	105,945
Net cash (used in) provided by investing activities	(28,490)	148,378	80,681
Cash flows from financing activities:
Debt issuance costs and other debt-related costs	(15,276)	(4,039)	(152)
Repurchase of convertible debt obligations	0	0	(417,282)
Advances under promissory note from Comverse, Inc.	0	0	200,000
Repayment of promissory note to Comverse, Inc.	0	0	(200,000)
Proceeds from borrowings, net of original issuance discount	597,136	0	0
Repayment of bank loans, long-term debt and other financing obligations	(587,549)	(38,163)	(6,088)
Repurchase of common stock	(6,182)	(6,052)	(359)
Excess tax benefits from stock awards plans	847	815	0
Proceeds from exercises of stock options of CTI and subsidiary	14,587	40,787	0
Dividends paid to noncontrolling interest	(1,930)	(2,191)	(4,145)
Other, net	(1,969)	0	(106)
Net cash used in financing activities - continuing operations	(336)	(8,843)	(428,132)
Net cash used in financing activities - discontinued operations	(4,531)	(8,467)	(63,803)
Net cash used in financing activities	(4,867)	(17,310)	(491,935)
Effects of exchange rates on cash and cash equivalents	1,888	2,732	7,919
Net (decrease) increase in cash and cash equivalents	(65,753)	6,518	(504,055)
Cash and cash equivalents, beginning of year including cash of discontinued operations	581,390	574,872	1,078,927
Cash and cash equivalents, end of year including cash of discontinued operations	515,637	581,390	574,872
Less: cash and cash equivalents of discontinued operations, end of year	(193,192)	(213,038)	(342,601)
Cash and cash equivalents, end of year	$ 322,445	$ 368,352	$ 232,271

Organization, Business and Summary of Significant Accounting Policies	12 Months Ended
Jan. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Business and Summary of Significant Accounting Policies
ORGANIZATION, BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Company Background
Comverse Technology, Inc. (“CTI” and, together with its subsidiaries, the “Company”) is a holding company organized as a New York corporation in October 1984 that as of the dates and for the fiscal years presented conducted business through its subsidiaries, principally, its wholly-owned subsidiary, Comverse, Inc. (together with its subsidiaries, “Comverse”) and its majority-owned subsidiaries, Verint Systems Inc. (“Verint Systems” and together with its subsidiaries, “Verint”), Starhome B.V. (together with its subsidiaries, “Starhome”) and prior to its sale to a third party on December 3, 2010, Ulticom, Inc. (together with its subsidiaries, “Ulticom”). Comverse was a CTI wholly-owned subsidiary prior to the Share Distribution (as defined below) on October 31, 2012. Starhome was a CTI majority-owned subsidiary prior to the completion of the Starhome Disposition (as defined below) on October 19, 2012. The assets and liabilities and results of operations of Comverse, Starhome and Ulticom are included in discontinued operations (see Note 18, Discontinued Operations).
In September 2011, the NASDAQ Stock Market (“NASDAQ”) approved CTI's application for the relisting of its common stock on the NASDAQ Global Select Market. Trading on such exchange resumed on September 23, 2011.
Continuing Operations
Verint
Overview
Verint is a global leader in Actionable Intelligence solutions and value-added services. Verint's solutions enable organizations of all sizes to make more timely and effective decisions to improve enterprise performance and enhance safety. Verint's customers use Verint's Actionable Intelligence solutions to capture, distill, and analyze complex and underused information sources, such as voice, video and unstructured text.
In the enterprise intelligence market, Verint's workforce optimization and voice of the customer solutions help organizations enhance customer service operations in contact centers, branches and back-office environments to increase customer satisfaction, reduce operating costs, identify revenue opportunities, and improve profitability. In the security intelligence market, Verint's communications and cyber intelligence, video and situation intelligence and public safety solutions help government and commercial organizations in their efforts to protect people and property and neutralize terrorism and crime.
Verint Strategic Alternative Exploration
CTI is exploring all options to maximize the value of its equity interests in Verint for the benefit of the shareholders of both CTI and Verint. The ultimate execution of any alternative will take into account a number of considerations, including, without limitation, tax efficiency and, depending upon the circumstances, the separate recommendation of Verint's directors who are not directors or officers of CTI.
Discontinued Operations
Comverse
Overview
Comverse is a leading provider of software-based products, systems and related services that:

•
provide converged, prepaid and postpaid billing and active customer management systems ("Business Support Systems" or "BSS") for wireless, wireline and cable network operators delivering a value proposition designed to ensure timely and efficient service monetization, consistent customer experience, reduced complexity and cost, and enable real-time marketing based on all relevant customer profile information;

•
enable wireless and wireline (including cable) network-based Value-Added Services ("VAS"), comprised of two categories—Voice and Messaging—that include voicemail, visual voicemail, call completion, short messaging service ("SMS") text messaging ("texting"), multimedia picture and video messaging, and Internet Protocol ("IP") communications; and

•	provide wireless users with optimized access to Internet websites, content and applications, manage and enforce policy and generate data usage and revenue for wireless operators.
Comverse's products and services are used by more than 450 wireless, wireline and cable network communication service providers in more than 125 countries, including the majority of the world's 100 largest wireless network operators. Comverse's products and services are designed to generate voice and data network traffic, increase revenue and customer loyalty, monetize services and improve operational efficiency.
Comverse Share Distribution
On October 31, 2012, CTI completed its previously announced spin-off of Comverse as an independent, publicly-traded company, accomplished by means of a pro rata distribution of 100% of Comverse's outstanding common shares to CTI's shareholders (the “Share Distribution”). Following the Share Distribution, CTI no longer holds any of Comverse's outstanding capital stock.
Immediately prior to the Share Distribution, CTI contributed to Comverse Exalink Ltd. (“Exalink”), its wholly-owned subsidiary. Other than holding certain intellectual property rights, Exalink has no operations. Following the Share Distribution, Comverse and CTI operate independently, and neither have any ownership interest in the other. In order to govern certain ongoing relationships between CTI and Comverse after the Share Distribution and to provide mechanisms for an orderly transition, CTI and Comverse entered into agreements relating to the provision of certain services and setting forth certain rights and obligations between them following the Share Distribution. CTI and Comverse agreed, among other things, to indemnify each other against certain liabilities arising from their respective businesses and the services that will be provided under such agreements (see Note 18, Discontinued Operations).
As a result of the Share Distribution, the results of operations of Comverse are included in discontinued operations, less applicable income taxes, as a separate component of net income (loss) in the Company's consolidated statements of operations for all periods presented. The assets and liabilities of Comverse are included in discontinued operations as separate components to the Company's consolidated balance sheets as of all dates presented (see Note 18, Discontinued Operations).
Starhome
Starhome is a provider of wireless service mobility solutions that enhance international roaming. Wireless operators use Starhome’s software-based solutions to generate additional revenue and to improve profitability by directing international roaming traffic to preferred networks and by providing a wide range of services to subscribers traveling outside their home network.
Sale of Starhome
On August 1, 2012, CTI, certain other Starhome shareholders and Starhome entered into a Share Purchase Agreement (the “Starhome Share Purchase Agreement”) with Fortissimo Capital Fund II (Israel), L.P., Fortissimo Capital Fund III (Israel), L.P. and Fortissimo Capital Fund III (Cayman), L.P. (collectively, “Fortissimo”) pursuant to which Fortissimo agreed to purchase all of the outstanding share capital of Starhome (the “Starhome Disposition”). On September 19, 2012, CTI contributed to Comverse, its interest in Starhome, including its rights and obligations under the Starhome Share Purchase Agreement. The Starhome Disposition was completed on October 19, 2012.
As a result of the Starhome Disposition, the results of operations of Starhome are included in discontinued operations, less applicable income taxes, as a separate component of net income (loss) in the Company's consolidated statements of operations for all periods presented. The assets and liabilities of Starhome are included in discontinued operations as separate components to the Company's consolidated balance sheets as of all dates presented (see Note 18, Discontinued Operations).
Ulticom
Ulticom, Inc. was a majority-owned publicly-traded subsidiary of CTI until it was sold to an affiliate of Platinum Equity Advisors, LLC (“Platinum Equity”) on December 3, 2010 (the “Ulticom Sale”). Ulticom was a reportable segment of the Company prior to its sale. As a result of the Ulticom Sale, the results of operations of Ulticom, including the gain on the Ulticom Sale, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Company's consolidated statements of operations for the fiscal years ended January 31, 2011 and 2010 (see Note 18, Discontinued Operations).
Principles of Consolidation
The consolidated financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The accompanying consolidated financial statements include CTI and its wholly-owned subsidiaries and its controlled and majority-owned subsidiaries, which include Verint Systems (in which CTI owned 41.8% of the common stock and held 52.7% of the voting power as of January 31, 2012) and Starhome (66.5% owned as of January 31, 2012). Ulticom, Inc. was a majority-owned publicly-traded subsidiary prior to its sale on December 3, 2010. For controlled subsidiaries that are not wholly-owned, the noncontrolling interest is included as a separate component of “Net loss” in the consolidated statements of operations and “Total equity” in the consolidated balance sheets. Verint Systems holds a 50% equity interest in a consolidated variable interest entity in which it is the primary beneficiary and is therefore included within the Company's consolidated financial statements. The results of operations of this variable interest entity for the fiscal years ended January 31, 2012 and 2011 were not significant to the consolidated statements of operations.
All intercompany balances and transactions have been eliminated.
The Company includes the results of operations of an acquired business from the date of acquisition.
The accompanying notes to the consolidated financial statements, except where indicated, reflect continuing operations.
Segment Reporting
The Company determines its reportable segments in accordance with the Financial Accounting Standards Board's (the “FASB”) guidance relating to disclosures about segments of an enterprise and related information. CTI's Chief Executive Officer is the Company's chief operating decision maker (the “CODM”). The CODM uses segment performance as its primary basis for assessing the financial results of the operating segment and for the allocation of resources (see Note 22, Business Segment Information, for additional discussion, including the definition of segment performance).
The Company has one reportable segment, Verint. The results of CTI's holding company operations are included in the column captioned “All Other” as part of the Company’s business segment presentation. On October 31, 2012, CTI completed the Share Distribution. Accordingly, the Company no longer presents the reportable segments Comverse BSS and Comverse VAS and Comverse's operations previously included in All Other have been removed therefrom as Comverse's results of operations are included in discontinued operations for the fiscal years ended January 31, 2012, 2011 and 2010. In addition, on August 1, 2012, CTI entered into the Starhome Share Purchase Agreement with unaffiliated purchasers and completed the Starhome Disposition on October 19, 2012. Accordingly, Starhome's results of operations, which previously were included in “All Other,” are included in discontinued operations for the fiscal years ended January 31, 2012, 2011 and 2010.
Use of Estimates
The preparation of the consolidated financial statements and the accompanying notes in conformity with U.S. GAAP requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses.
The most significant estimates include:

•
Estimates relating to the recognition of revenue, including the determination of vendor specific objective evidence (“VSOE”) of fair value or the determination of best estimate of selling price for multiple element arrangements;

•	Inventory reserves;

•	Allowance for doubtful accounts;

•	Fair value of stock-based compensation;

•	Valuation of assets acquired and liabilities assumed in business combinations, including contingent consideration;

•	Fair value of reporting units for the purpose of goodwill impairment test;

•	Valuation of other intangible assets;

•	Valuation of investments and financial instruments;

•	Realization of deferred tax assets; and

•	The identification and measurement of uncertain tax positions.
The Company’s actual results may differ from its estimates.
Functional Currency and Foreign Currency Translation and Transactions
The determination of the functional currency for the Company’s foreign subsidiaries is made based on appropriate economic factors, including the currency in which the subsidiary sells its products, the sales market in which the subsidiary operates and the currency in which the subsidiary’s financing is denominated. For foreign subsidiaries, whose functional currency is not the U.S. dollar, assets and liabilities are translated using current exchange rates at the balance sheet date, and income and expense accounts using average exchange rates for the period, except revenue previously deferred which is translated using historical rates. The resulting foreign currency translation adjustments are reported as a separate component of “Total comprehensive loss” in the consolidated statements of equity. For foreign subsidiaries, whose functional currency is not the local currency, remeasurement gains and losses are recorded during each period in “Other income (expense), net” in the consolidated statements of operations.
Unrealized and realized foreign currency transaction gains and losses on transactions denominated in currencies other than the functional currency of the entity are included in the consolidated statements of operations in “Other income (expense), net” for the period in which the exchange rates changed.
Business Combinations
The Company allocates the fair value of consideration transferred in a business combination to the estimated fair value at the acquisition date of the tangible and intangible assets acquired, the liabilities assumed and any non-controlling interest. Acquisition costs are expensed as incurred. Any residual consideration is recorded as goodwill. The fair value of consideration includes cash, equity securities, other assets and contingent consideration. The Company estimates the fair value of contingent consideration using a probability-adjusted discounted cash flow method based on significant inputs not observable in the market. The Company remeasures the fair value of contingent consideration at each reporting period and any change in the fair value from either the passage of time or events occurring after the acquisition date, is recorded in earnings. The Company’s determination of the fair values of assets acquired and liabilities assumed requires the Company to make significant estimates, primarily with respect to intangible assets. These estimates are primarily derived from the historical experience and information related to the acquired business. These estimates can include, but are not limited to, cash flow projections for the acquired business, and the appropriate weighted-average cost of capital. The results of operations of the acquired business are included in the Company’s consolidated results of operations from the date of the acquisition.
Noncontrolling Interest
Noncontrolling interest represents minority shareholders’ interest in Verint and Starhome B.V., the Company’s majority-owned subsidiaries and Ulticom, Inc., prior to its sale to a third party on December 3, 2010. The Company recognizes noncontrolling interest as a separate component of total equity in the consolidated balance sheets and recognizes income attributable to the noncontrolling interest as a separate component of net loss in the consolidated statements of operations.
As of January 31, 2012 and 2011, respectively, the noncontrolling interest of Verint was 58.2% and 56.1%, respectively, and the noncontrolling interest of Starhome was 33.5%.
The Company’s majority-owned subsidiaries, Verint Systems and Starhome B.V. have share-based payment award plans that provide for the issuance of the Company’s subsidiary common shares based on service, performance or market conditions. The Company accounts for the dilution that may occur from the exercise of awards granted under these share-based payment award plans, or otherwise, as capital transactions.
Cash and Cash Equivalents
Cash primarily consists of cash on hand and bank deposits. Cash equivalents primarily consist of interest-bearing money market accounts, commercial paper, agency notes and other highly liquid investments with an original maturity of three months or less when purchased. The Company maintains cash and cash equivalents in U.S. dollars and in foreign currencies, which are subject to risks related to foreign currency exchange rate fluctuations.
Restricted Cash and Bank Time Deposits
Restricted cash and bank time deposits are pledged as collateral or restricted for use to settle specified credit-related bank instruments, vendor payables, general liability insurance, workers’ compensation insurance, pending tax judgments, warranty programs and other obligations. In addition, restricted cash as of January 31, 2011 included proceeds from sales and redemptions of auction rate securities (“ARS”) (including interest thereon) that were restricted under the terms of the settlement agreement of the consolidated shareholder class action (see Note 3, Investments and Note 25, Commitments and Contingencies).
During the fourth quarter of the fiscal year ended January 31, 2012, CTI paid all remaining amounts under the settlement agreement using restricted cash received from sales and redemptions of ARS and shares of its common stock and, accordingly, all remaining cash proceeds received from sales and redemptions of ARS became unrestricted.
Accounts Receivable
The application of revenue recognition guidance often results in circumstances for which the Company is unable to recognize revenue relating to sales transactions that have been billed. In these circumstances, the Company does not recognize the deferred revenue or the related account receivable and no amounts are recognized in the consolidated balance sheets for such transactions with the exception of certain arrangements recognized in accordance with the FASB’s guidance relating to accounting for performance of construction-type and certain production-type contracts. Only to the extent that the Company has recognized revenue and not received cash for such transactions are amounts included in “Accounts receivable, net.” Also, only to the extent that the Company has received cash for such transactions is the amount included in “Deferred revenue” in the consolidated balance sheets.
Allowance for Doubtful Accounts
The Company estimates the collectability of its accounts receivable balances for each accounting period and adjusts its allowance for doubtful accounts accordingly. The Company exercises judgment in assessing the collectability of accounts receivable, including consideration of current economic conditions, the creditworthiness of customers, their collection history and the related aging of past due receivables balances. The Company evaluates specific accounts when it becomes aware that a customer may be experiencing a deterioration of its financial condition due to lower credit ratings, bankruptcy or other factors that may affect such customer’s ability to meet its payment obligations. The Company charges off uncollectible trade receivables when all collection efforts have been exhausted and the Company believes the amount will not be collected.
Investments and Other-Than-Temporary Impairments
The Company accounts for investments in accordance with the FASB’s guidance relating to accounting for certain investments in debt and equity securities. The Company’s investments are reported at fair value as it designates all marketable securities as available-for-sale when purchased. Purchases are recorded on the settlement date.
Interest on short-term investments is recognized in the consolidated statements of operations when earned. Realized gains and losses on available-for-sale securities are recognized when securities are sold and are calculated using the specific identification method, and are recorded in “Other income (expense), net” in the consolidated statements of operations. Unrealized gains and losses, net of taxes, are recorded as a component of “Total comprehensive loss” in the consolidated statements of equity.
Generally, investments with original maturities of greater than three months and remaining maturities of less than one year are classified as short-term investments.
The Company reviews its investments for indications of impairment in value on a quarterly basis. The Company considers an investment to be impaired when the fair value is less than the carrying value (or amortized cost). The Company evaluated each impaired investment individually to determine whether such investment is other-than-temporarily impaired. For equity securities the Company considers, among other factors, the severity of the decline in value, the financial condition of the issuer, and the Company’s ability to hold the security for a length of time necessary to allow for the recovery of the market value. For debt securities the Company considers whether (i) the Company has the intent to sell the security; (ii) it is more likely than not that the Company will be required to sell the security before recovery of the fair value to amortized cost; or (iii) if a credit loss exists which is measured as the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected. For debt securities, if the Company does not intend to sell the security and it is not more likely than not that the Company will be required to sell the security before recovery of its fair value to amortized cost, the portion of the other-than-temporary impairment attributable to the credit loss is recognized in current earnings and the remaining portion is recognized as a component of other comprehensive income.
Inventories, Net
Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out and weighted-average methods. The Company reduces the carrying value of inventory when it holds excess or obsolete inventories which is determined through an evaluation of both historical usage and expected future demand. Such charges are included as a component of “Product costs” in the consolidated statements of operations.
Property and Equipment
Property and equipment are carried at cost less accumulated depreciation and amortization. The Company depreciates and amortizes its property and equipment on a straight-line basis. Leasehold improvements are capitalized and amortized over the shorter of their estimated useful lives or the related lease term. The cost of maintenance and repairs is expensed as incurred. The estimated useful lives of property and equipment are as follows:

	Useful Life in Years
	Shortest	Longest
Fixtures and equipment	3	10
Software	3	4
Buildings	25	30
Leasehold improvements	1	20

Goodwill
Goodwill represents the excess of the fair value of consideration transferred in a business combination over the fair value of tangible and intangible assets acquired net of the fair value of liabilities assumed and the fair value of any noncontrolling interest in the acquiree. The carrying amount of goodwill is reviewed annually for impairment on November 1 and whenever events or changes in circumstances indicate that the carrying value may not be recoverable.
The Company applies the FASB's guidance when testing goodwill for impairment which permits the Company to make a qualitative assessment of whether goodwill is impaired, or opt to bypass the qualitative assessment, and proceed directly to performing the first step of the two-step impairment test. If the Company performs a qualitative assessment and concludes it is more likely than not that the fair value of a reporting unit exceeds its carrying value, goodwill is not considered impaired and the two-step impairment test is unnecessary. However, if the Company concludes otherwise, it is then required to perform the first step of the two-step impairment test.
The Company has the unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test. The Company may resume performing the qualitative assessment in any subsequent period.
For reporting units where the Company decides to perform a qualitative assessment, the Company's management assesses and makes judgments regarding a variety of factors which potentially impact the fair value of a reporting unit, including general economic conditions, industry and market-specific conditions, customer behavior, cost factors, financial performance and trends, strategies and business plans, capital requirements, management and personnel issues, and stock price, among others. Management then considers the totality of these and other factors, placing more weight on the events and circumstances that are judged to most affect a reporting unit's fair value or the carrying amount of its net assets, to reach a qualitative conclusion regarding whether it is more likely than not that the fair value of a reporting unit exceeds its carrying amount.
For reporting units where the Company performs the two-step goodwill impairment test, the first step requires the Company to compare the fair value of each reporting unit to the carrying value of its net assets. The Company considers both an income-based approach using projected discounted cash flows and a market-based approach using multiples of comparable companies to determine the fair value of its reporting units. The Company's estimate of fair value of each reporting unit is based on a number of subjective factors, including: (i) the appropriate weighting of valuation approaches (income-based approach and market-based approach), (ii) estimates of the future revenue and cash flows, (iii) discount rate for estimated cash flows, (iv) selection of peer group companies for the market-based approach, (v) required levels of working capital, (vi) assumed terminal value, (vii) the time horizon of cash flow forecasts; and (viii) control premium.
If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered impaired and no further evaluation is necessary. If the carrying value of the reporting unit is greater than the estimated fair value of the reporting unit, there is an indication that impairment may exist and the second step is required. In the second step, the implied fair value of goodwill is calculated as the excess of the fair value of a reporting unit over the fair value assigned to its assets and liabilities. If the implied fair value of goodwill is less than the carrying value of the reporting unit's goodwill, the difference is recognized as an impairment charge.
The Company did not record any impairment of goodwill for the fiscal years ended January 31, 2012, 2011 and 2010.
The Company's forecasts and estimates are based on assumptions that are consistent with the plans and estimates used to manage the business. Changes in these estimates could change the conclusion regarding an impairment of goodwill.
Impairment of Long-Lived and Intangible Assets
The Company reviews the recoverability of its long-lived assets, such as property and equipment and intangible assets with finite lives, whenever events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. Any impairment of these assets must be considered prior to the Company's impairment review of goodwill. The assessment of impairment is based on the Company’s ability to recover the carrying value of the asset by analyzing the expected future undiscounted pre-tax cash flows specific to the asset or asset group.
Circumstances which could trigger a review include, but are not limited to, significant decreases in the market price of the asset, significant adverse changes in the business climate or legal factors, accumulation of costs significantly in excess of the amount expected for the acquisition of a long-lived asset, current period negative cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset.
The Company assesses the recoverability of the carrying value of long-lived assets at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. If undiscounted cash flows are less than the carrying value of such asset or asset group, an impairment loss is measured based on the difference between estimated fair value and carrying value. An impairment loss on intangible assets is reported as a component of “Other operating income (expense)” in the consolidated statements of operations. Assets to be disposed of are written-down to the greater of fair value or salvage value. Estimated fair values are based on assumptions regarding the amount and timing of estimated future cash flows and appropriate discount rates to reflect varying degrees of perceived risk.
Acquired in-process research and development ("IPR&D") projects which have not reached technological feasibility at the date of acquisition are considered indefinite-lived intangible assets and are not subject to amortization until the completion or abandonment of the associated research and development efforts. Upon completion of the development process, the IPR&D assets are amortized over their estimated useful lives. If a project is abandoned rather than completed, the IPR&D asset is written-off. IPR&D assets are tested for impairment annually or more frequently if events or changes in circumstances indicate that the assets might be impaired. The impairment test compares the fair value of the IPR&D asset with its carrying amount. If the carrying amount of the IPR&D asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.
Verint acquired IPR&D assets during the fourth quarter of the fiscal year ended January 31, 2012, and did not record any impairment of these IPR&D assets for the fiscal year ended January 31, 2012.
Fair Value Measurements
Under the FASB’s guidance, fair value is defined as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., “the exit price”).
In determining fair value, the Company uses various valuation approaches, including quoted market prices and discounted cash flows. The FASB’s guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect a company’s judgment concerning the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The fair value hierarchy is broken down into three levels based on the reliability of inputs as follows:

•
Level 1—Valuations based on quoted prices in active markets for identical instruments that the Company is able to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.

•
Level 2—Valuations based on quoted prices in active markets for instruments that are similar, or quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the Company’s degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset or liability is classified in its entirety based on the lowest level of input that is significant to the measurement of fair value.
Fair value is a market-based measure considered from the perspective of a market participant who holds the asset or owes the liability rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market dislocation, such as the recent illiquidity in the ARS market. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition has caused, and in the future may cause, financial instruments of the Company to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3.
The FASB’s guidance requires that the valuation techniques used are consistent with at least one of the three possible approaches: the market approach, income approach, and/or cost approach. Level 1 valuations are based on the market approach and consist primarily of quoted prices for identical items on active securities exchanges. The Company’s Level 2 valuations also use the market approach and are based on significant other observable inputs such as quoted prices for financial instruments not traded on a daily basis. The Company’s Level 3 valuations are based on the income approach, specifically discounted cash flow analyses that utilize significant inputs that are not observable in active markets.
The FASB’s guidance relating to the fair value option for financial assets and financial liabilities permits an instrument-by-instrument irrevocable election to account for selected financial instruments at fair value. The Company elected not to apply the fair value option to any eligible financial assets or financial liabilities.
The Company also elected not to apply the fair value option for non-financial assets and non-financial liabilities.
Derivative Instruments and Hedge Accounting
As part of the Company’s risk management strategy, it uses derivative financial instruments including forward contracts and interest rate swap agreements to hedge against certain foreign currency and interest rate exposures, respectively. The Company recognizes all derivatives as either assets or liabilities in the consolidated balance sheets at their fair value on a trade date basis. Derivatives in a gain position are reported in “Prepaid expenses and other current assets” in the consolidated balance sheets and derivatives in a loss position are recorded in “Other current liabilities” or “Other long-term liabilities,” as applicable, in the consolidated balance sheets.
In order to qualify for hedge accounting, the Company formally documents at the inception of each hedging relationship the hedging instrument, the hedged item, the risk management objective and strategy for undertaking each hedging relationship, and the method used to assess hedge effectiveness, which includes the Company’s assessment of the creditworthiness of each party and their ability to comply with the contractual terms of the hedging derivative.
When derivative financial instruments qualify for cash flow hedge accounting, the Company records the effective portion of changes in fair value as part of other comprehensive income (loss) in the consolidated statements of equity. When the hedged item is recognized in the consolidated statements of operations, the related derivative gain or loss is reclassified from “Accumulated other comprehensive income (loss)” in the consolidated statements of equity to the consolidated statements of operations within the line item in which the hedged item is recorded. The cash flows from a derivative financial instrument qualifying for cash flow hedge accounting are classified in the consolidated statements of cash flows in the same category as the cash flows from the hedged item.
If a derivative financial instrument does not qualify for hedge accounting, the Company records the changes in fair value of derivative instruments in “Other income (expense), net” in the consolidated statements of operations.
The Company does not purchase, hold or sell derivative financial instruments for trading and speculative purposes.
Treasury Stock
Repurchased shares of common stock are recorded at cost as treasury stock. From time to time, the Company repurchases its shares of common stock upon the delivery of shares in settlement of deferred stock unit and vesting of restricted stock unit awards from employees and directors in order to provide funds for the payment of associated minimum statutory withholding taxes. During the fiscal years ended January 31, 2012, 2011 and 2010, the Company repurchased 667,971, 248,982 and 47,901 shares of common stock, respectively, that were recorded as treasury stock.
Concentration of Credit Risk
Financial instruments, which potentially expose the Company to credit risk, consist primarily of investments, derivatives and accounts receivable. From time to time, the Company invests excess cash in high credit-quality financial institutions and invests primarily in (i) money market funds placed with major banks and financial institutions, (ii) corporate commercial paper, (iii) corporate and municipal short and medium term notes, (iv) mortgage and asset backed securities, (v) U.S. government agency securities, (vi) repurchase agreements, and (vii) mutual funds. The Company believes no significant concentration of credit risk exists with respect to these investments. Beginning in the third quarter of the fiscal year ended January 31, 2008, auctions supporting liquidity for the Company’s investment in ARS failed, curtailing the liquidity of these investments. The Company was consequently limited in its ability to manage its exposure to ARS counterparty risk. As a result of this change in liquidity and decline in credit quality, the fair value of ARS declined and the Company recorded other-than-temporary impairment charges on these investments (see Note 3, Investments).
No customer accounted for 10% or more of total revenue for the fiscal years ended January 31, 2012, 2011 or 2010. No customer accounted for more than 10% of consolidated accounts receivable as of January 31, 2012 or 2011. The Company believes that no significant customer credit risk exists.
Revenue Recognition
The Company reports its revenue in two categories: (i) product revenue, including hardware and software products; and (ii) service revenue, including revenue from professional services, training services and post-contract customer support (“PCS”). Professional services primarily include installation, customization and consulting services.
A majority of the Company's revenue is accounted for in accordance with the FASB's guidance relating to revenue recognition for software arrangements as the software component of most of the Company's multiple element arrangements are more than incidental to the products being sold. However, multiple element arrangements entered into or materially modified on or after February 1, 2011 that include hardware which functions together with software to provide the essential functionality of the product are accounted under the FASB's new guidance applicable to multiple element arrangements. In applying the FASB's guidance, the Company exercises judgment and uses estimates in determining the revenue to be recognized in each accounting period.
For arrangements that do not require significant customization of the underlying software, the Company recognizes revenue when it has persuasive evidence of an arrangement, the product has been shipped and the services have been provided to the customer, the sales price is fixed or determinable, collectability is probable, and all other pertinent criteria are met as required by the FASB's guidance.
In certain instances, payment terms extend beyond the Company's customary practices. In these situations, if a customer does not have an adequate history of abiding by its contractual payment terms without concessions, the sales price is not considered fixed or determinable. As such, revenue recognition commences upon collection, provided all other revenue recognition criteria have been met.
Under certain contractual arrangements, the Company is required to pay a penalty or liquidated damages if delivery of the Company's products and installation services are not completed by a certain date. In other arrangements, the Company has guaranteed product performance and warranty service response rates, which, if not met, can result in penalties. The Company accounts for such penalties or liquidated damages in accordance with the FASB's guidance relating to contingencies.
Shipping and handling amounts billed to the Company's customers are included in product revenue and the related shipping and handling costs are included in product costs.
The Company reports revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue producing transactions.
The following are the specific revenue recognition policies for each major category of revenue.
Multiple Element Arrangements
Revenue arrangements may incorporate one or more elements in a single transaction or combination of related transactions. In September 2009, the FASB issued revenue recognition guidance applicable to multiple element arrangements, which:

•
applies to multiple element revenue arrangements that contain both software and hardware elements, focusing on determining which revenue arrangements are within the scope of the software revenue guidance; and

•
addresses how to separate consideration related to each element in a multiple element arrangement, excluding software arrangements, and establishes a hierarchy for determining the selling price of an element. It also eliminates the residual method of allocation by requiring that arrangement consideration be allocated at the inception of the arrangement to all elements using the relative selling price method.

The Company adopted this guidance on a prospective basis for revenue arrangements entered into, or materially modified, on or after February 1, 2011.
Certain of the Company's multiple element arrangements include hardware that functions together with software to provide the essential functionality of the product. Therefore, such arrangements entered into or materially modified on or after February 1, 2011 are no longer accounted for in accordance with the FASB's software accounting guidance. Accordingly, the selling price used for each deliverable is based on vendor specific objective evidence ("VSOE") of fair value, if available, third-party evidence (“TPE”) of fair value if VSOE is not available, or the Company's best estimate of selling price (“BESP”) if neither VSOE nor TPE is available. In determining the units of accounting for these arrangements, the Company evaluates whether each deliverable has stand-alone value as defined in the FASB's guidance. For the Company's Comverse BSS and Comverse VAS segments, the professional services performed prior to the product's acceptance do not have stand-alone value and are therefore combined with the related hardware and software as one non-software deliverable. After determining the fair value for each deliverable, the arrangement consideration is allocated using the relative selling price method. Revenue is recognized accordingly for each deliverable once the respective revenue recognition criteria are met for that deliverable.
The Company's Verint segment has established VSOE of fair value for one or more elements (installation services, training, consulting and PCS) for a majority of its arrangements. Comverse which is classified as discontinued operations, has not yet established VSOE of fair value for any element other than PCS for a portion of its arrangements. Generally, the Company is not able to determine TPE because its offerings contain a significant level of differentiation such that the comparable pricing of substantially similar products or services cannot be obtained. When the Company is unable to establish fair value of its non-software deliverables using VSOE or TPE, it uses BESP in its allocation of arrangement consideration. The objective of BESP is to determine the price at which it would transact a sale if the product or service were sold on a stand-alone basis, which requires significant judgment. The Company determines BESP for a product or service by considering multiple factors, including, but not limited to, cost of products, gross margin objectives, pricing practices, geographies and customer classes. The Company exercises judgment and uses estimates in determining the revenue to be recognized in each accounting period.
With the exception of arrangements that require significant customization of the product to meet the particular requirements of the customer, which are accounted for using the percentage-of-completion method, the initial revenue recognition for each non-software product deliverable is generally upon completion of the related professional services. The impact of implementing the guidance was significant for the fiscal year ended January 31, 2012. For the fiscal year ended January 31, 2012, an additional of $12.4 million of revenue was recognized by Verint classified as continuing operations and $51.0 million of revenue was recognized by Comverse and Starhome classified as discontinued operations in each case as a result of the adoption of the new guidance. Such additional revenue included $40.9 million of additional revenue recognized under the new guidance as compared to the revenue that would have been recognized under prior accounting guidance for the fiscal year ended January 31, 2012 resulting from material modifications of certain existing contracts. Deferred revenue associated with those contracts that were modified during the fiscal year ended January 31, 2012, were $19.3 million and $8.2 million as of January 31, 2012 and 2011, respectively.
For all transactions entered into prior to February 1, 2011 that have not been subsequently materially modified, as well as multiple element arrangements without hardware, the Company allocates revenue to the delivered elements of the arrangement using the residual method, whereby revenue is allocated to the undelivered elements based on VSOE of fair value of the undelivered elements with the remaining arrangement fee allocated to the delivered elements and recognized as revenue assuming all other revenue recognition criteria are met. If the Company is unable to establish VSOE of fair value for the undelivered elements of the arrangement, revenue recognition is deferred for the entire arrangement until all elements of the arrangement are delivered. However, if the only undelivered element is PCS, the Company recognizes the arrangement fee ratably over the PCS period.
PCS revenue is derived primarily from providing technical software support services, unspecified software updates and upgrades to customers on a when and if available basis. PCS revenue is recognized ratably over the term of the PCS period.
When PCS is included within a multiple element arrangement and the arrangement is within the scope of the software revenue guidance, the Company primarily utilizes the substantive renewal rate to establish VSOE of fair value for the PCS. To a much lesser extent, the bell-shaped curve approach is used for certain Verint arrangements, depending upon geographical region or product line.
The Company's policy for establishing VSOE of fair value for professional services and training is based upon an analysis of separate sales of services, which are then compared with the fees charged when the same elements are included in a multiple element arrangement. Comverse has not yet established VSOE of fair value for any element other than PCS.
When using the substantive renewal rate method, the Company may be unable to establish VSOE of fair value for PCS because the renewal rate is deemed to be non-substantive or there are no contractually-stated renewal rates. If the stated renewal rate is non-substantive, the entire arrangement fee is recognized ratably over the estimated economic life of the product (five to eight years) beginning upon delivery of all elements other than PCS. The Company believes that the estimated economic life of the product is the best estimate of how long the customer will renew PCS. If there is no contractually stated renewal rate, the entire arrangement fee is recognized ratably over the relevant contractual PCS term beginning upon delivery of all elements other than PCS.
Under the bell-shaped curve approach of establishing VSOE of fair value, Verint performs a VSOE of fair value compliance test to ensure that a substantial majority of actual PCS renewals are within a narrow range of pricing.
For certain of Verint's arrangements, it does not have an explicit obligation to provide PCS, but as a matter of business practice, has provided PCS (implied PCS). The implied PCS is accounted for as a separate element for which VSOE of fair value does not exist. Arrangements that contain implied PCS are recognized over the period the implied PCS is provided, but not to exceed the estimated economic life of the product.
In certain multiple element arrangements, the Company is obligated to provide training services to customers related to the operation of the Company's software products. For Comverse, these training services are either provided to the customer on a “defined” basis (limited to a specified number of days or training classes) or on an “as-requested” basis (unlimited training over a contractual period).
For multiple element arrangements containing as-requested training obligations that are within the scope of the software revenue guidance, the Company recognizes the total arrangement consideration ratably over the contractual period during which the Company is required to “stand ready” to perform such training, provided that all other criteria for revenue recognition have been met.
For multiple element arrangements containing defined training obligations, the training services are typically provided to the customer prior to the completion of the installation services. For arrangements that are within the scope of the software revenue guidance, because revenue recognition does not commence until the completion of installation, the defined training obligations do not impact the timing of recognition of revenue. In certain circumstances in which training is provided after the end of the installation period, the Company commences revenue recognition upon the completion of training, provided that all other criteria for revenue recognition have been met.
In its multiple element arrangements the Company may offer a discount on future purchases of products and services. A discount is considered an additional element of an arrangement if the discount is considered more than insignificant. A more-than-insignificant discount with respect to future purchases is a discount that is: (i) incremental to the range of discounts reflected in the pricing of the other elements of the arrangement, (ii) incremental to the range of discounts typically given in comparable transactions, and (iii) significant. Insignificant discounts and discounts that are not incremental do not affect revenue recognition. If the discount is considered more than insignificant, then a portion of the fee received is deferred and recognized as revenue as the future purchases are made by the customer or upon expiration of the period that the discount is available.
Some of the Company's arrangements require significant customization of the product to meet the particular requirements of the customer. For these arrangements, revenue is typically recognized in accordance with the FASB's guidance for long-term construction type contracts using the percentage-of-completion (“POC”) method.
The determination of whether services entail significant customization requires judgment and is primarily based on alterations to the features and functionality to the standard release, complex or unusual interfaces as well as the amount of hours necessary to complete the customization solution relative to the size of the contract. Revenue from these arrangements is recognized on the POC method based on the ratio of total hours incurred to date compared to estimated total hours to complete the contract.
Management is required to make judgments to estimate the total estimated costs and progress to completion. Changes to such estimates can impact the timing of the revenue recognition period to period. The Company uses historical experience, project plans, and an assessment of the risks and uncertainties inherent in the arrangement to establish these estimates. Uncertainties in these arrangements include implementation delays or performance issues that may or may not be within the Company's control. If some level of profitability is assured, but the related revenue and costs cannot be reasonably estimated, then revenue is recognized to the extent of costs incurred until such time that the project's profitability can be estimated or the services have been completed. If VSOE of fair value of PCS does not exist, revenues are recognized to the extent of costs incurred until the services have been completed, provided that the Company is able to make reliable cost estimates and some level of profitability is assured. Once the services are completed, the remaining unrecognized portion of the arrangement fee is recognized ratably over the remaining PCS period. For situations where the Company is not able to make reliable estimates or some level of profitability is not assured, all revenue will be deferred until completion of the professional services and recognized ratably over the respective PCS period. If the Company determines that based on its estimates its costs exceed the sales price, the entire amount of the estimated loss is accrued in the period that such losses become known.
Revenue that Comverse derives from sales to distributors, resellers, and value-added resellers are recognized when the resellers in turn sell the software product to their customers and installation of the software product has occurred, provided all other revenue recognition criteria are met. This is commonly referred to as the sell-through method. The contractual arrangements between the reseller and end user, or between the reseller and Comverse, generally obligate Comverse to provide services to the end user that are subject to end user acceptance. Further, payment terms are generally subject to the reseller's receiving payment from the end user and the end user's acceptance of the product. Therefore, Comverse defers recognition until there is a “sell-through” by the reseller to an actual end user customer and acceptance by the end user.
Product revenue that Verint derives from shipments to resellers and original equipment manufacturers (“OEMs”) who purchase their products for resale are generally recognized when such products are shipped (on a “sell-in” basis). Verint has historically experienced insignificant product returns from resellers and OEMs, and their payment terms for these customers are similar to those granted to their end users. If a reseller or OEM develops a pattern of payment delinquency, or seeks payment terms longer than generally accepted, Verint defers the recognition of revenue until the receipt of cash. Verint's arrangements with resellers and OEMs are periodically reviewed as their business and products change.
In instances where Verint derives revenue from sale of third-party vendor services and Verint is a principal in the transaction, Verint generally records revenue on a gross basis and records costs related to a sale within cost of revenue. In those cases where Verint is acting as an agent between the customer and the vendor, revenue is recorded net of costs.
In the consolidated statements of operations, the Company classifies revenue as product revenue or service revenue. For multiple element arrangements that include both product and service elements, for which the Company is unable to determine VSOE of fair value for all elements of the arrangement, management evaluates various available indicators of fair value and applies its judgment to reasonably classify the arrangement fee between product revenue and service revenue. The amount of multiple element arrangement fees classified as product and service revenue based on management estimates of fair value when VSOE of fair value for all elements of an arrangement does not exist could differ from amounts classified as product and service revenue if VSOE of fair value for all elements existed. The allocation of multiple element arrangement fees between product revenue and service revenue, when VSOE of fair value for all elements does not exist, is for consolidated financial statement presentation purposes only and does not affect the timing or amount of revenue recognized.
In determining the amount of a multiple element arrangement fee that should be classified between product revenue and service revenue, Comverse first allocates the arrangement fee to product revenue and PCS (PCS is classified as service revenue) based on management's estimate of fair value for those elements. The remainder of the arrangement fee, which is comprised of all other service elements, is allocated to service revenue. The estimate of fair value of the product element is based primarily on management's evaluation of direct costs and reasonable profit margins on those products. This was determined to be the most appropriate methodology as Comverse has historically been product-oriented with respect to pricing policies which facilitates the evaluation of product costs and related margins in arriving at a reasonable estimate of the product element fair value. Management's estimate of reasonable profit margins requires significant judgment and consideration of various factors, such as the impact of the economic environment on margins, the complexity of projects, the stability of product profit margins and the nature of products. The estimate of fair value for PCS is based on management's evaluation of the weighted-average of PCS rates for arrangements for which VSOE of fair value of PCS exists.
In determining the classification of revenue between products and services, Verint reviews VSOE of fair value for training, installation and PCS services from similar transactions and stand alone services arrangements and compares them to its peers, in order to determine reasonable and consistent approximations of fair values of service revenue with the remaining amount being allocated to product revenue.
Post-Contract Customer Support Renewals
The Company's multiple element arrangements typically provide for renewal of PCS terms upon expiration of the original term. The amounts of these PCS renewals are recognized as revenue ratably over the specified PCS renewal period.
Professional Services Only Arrangements
Based on the type and nature of its professional-services-only arrangements, the Company recognizes revenue using either the proportional performance method, completed performance method or on a time and materials basis. For fixed-fee arrangements recognized based on the proportional performance method, the Company typically measures progress to completion based on the ratio of hours incurred to total estimated project hours, an input method. For fixed-fee arrangements recognized based on the completed performance method, the Company recognizes revenue once the services are completed and there are no other obligations of the Company. The Company recognizes revenue for time and materials arrangements as the services are performed based on contractually stipulated billing rates.
Product and Service Costs
The Company’s product and service costs include costs of materials, compensation and benefit costs for operations and service personnel, contractor and consulting costs, royalties and license fees, depreciation of equipment used in operations and service, amortization of capitalized software costs, travel expenses and certain purchased intangible assets and related overhead costs.
When revenue is recognized over multiple periods in accordance with the Company’s revenue recognition policies, the material cost, including hardware and third-party software license fees are deferred and amortized over the same period that product revenue is recognized. These costs are recognized as “Deferred cost of revenue” on the consolidated balance sheets. However, the Company has made an accounting policy election whereby the cost for installation and other service costs are expensed as incurred, except for arrangements recognized in accordance with the FASB’s guidance for long-term construction type contracts.
For certain contracts where revenue is recognized in accordance with the FASB’s guidance for long-term construction type contracts, revisions in estimates of costs are reflected in the accounting period in which the facts that require the revision become known. These costs include all direct material and labor costs and overhead related to contract performance.
Research and Development, Net
Research and development expense primarily consists of personnel costs involved in product development. Research and development expense also includes third-party development and programming costs and the amortization of purchased software code and services content used in research and development activities. Research and development costs are expensed as incurred.
The Company receives non-refundable grants that fund a portion of research and development expenditures. These grants are recorded as a reduction to “Research and development, net” in the consolidated statements of operations.
Software Costs
Costs of software developed for internal use are capitalized in accordance with the FASB’s guidance during the application development stage and are then amortized over the estimated useful life of the software, which to date has been four years or less once the software is ready for its intended use. These costs are included in “Property and equipment, net” in the consolidated balance sheets.
Costs of software developed for sale to customers are capitalized in accordance with the FASB’s guidance relating to costs of computer software to be sold, leased, or otherwise marketed to customers. Software costs incurred are capitalized subsequent to establishing technological feasibility and continue through general release of the software products. These capitalized costs are included in “Other assets” in the consolidated balance sheets. Amortization of capitalized costs begins in the period in which the related product is available for general release to customers and is recorded on a straight-line basis over the estimated economic life of the related software products, which approximates the pattern in which the economic benefits are expected to be realized. The economic life of the related software products is generally seven years or less.
Sales and Marketing
Sales and marketing expenses include payroll, employee benefits, stock-based compensation, and other headcount-related expenses associated with sales and marketing personnel, and the costs of advertising, promotions and other programs. In addition, the Company records customer acquisition and origination costs, including sales commissions, as incurred, with the exception of certain sales referral fees that are capitalized and amortized ratably over the revenue recognition period. Advertising costs are expensed as incurred.
Stock-Based Compensation
The Company estimates the fair value of share-based payment awards on the date of grant using an option-pricing model. Under the FASB’s guidance, stock-based compensation expense is measured at the grant date based on the fair value of the award, and the cost is recognized as expense ratably over the award’s vesting period. The Company uses the Black-Scholes option-pricing model to measure fair value of these stock option awards. The Black-Scholes model requires the Company to make judgments regarding the assumptions used within the model, the most significant of which are the stock price volatility assumption over the term of the awards and the expected life of the option award based on the actual and projected employee stock option behaviors. Other assumptions include the risk-free rate of return and dividends during the expected term.
The Company estimates expected forfeitures of stock-based awards at the grant date and recognize compensation cost only for those awards expected to vest. Forfeiture rates are estimated based on historical experience. The forfeiture assumption is adjusted to the actual forfeitures that occur. Therefore, changes in the forfeiture assumptions may impact the amount and timing of the total amount of expense recognized over the vesting period. Estimated forfeitures are reassessed in subsequent periods and may change based on new facts and circumstances.
The fair value of equity instruments issued to a nonemployee is measured by using the stock price and other measurement assumptions as of the date earlier of either: (i) a commitment for performance by the nonemployee has been reached; or (ii) the counterparty’s performance is complete. Expenses related to nonemployee awards are generally recognized in the same period and in the same manner as the Company incurs the related liability for goods and services received.
APIC Pool
The Company uses the long form method to determine its pool of excess tax benefits available within additional paid-in capital. Excess tax benefits resulting from stock option exercises are recognized as additions to APIC in the period the benefit is realized. In the event of a shortfall (that is, the tax benefit realized is less than the amount previously recognized through periodic stock-based compensation expense recognition and related deferred tax accounting), the shortfall is charged against APIC to the extent of previous excess benefits, if any, including the hypothetical APIC pool, and then to tax expense.
Income Taxes
Income taxes are provided using the asset and liability method, such that income taxes (i.e., deferred tax assets, deferred tax liabilities, taxes currently payable/refunds receivable and tax expense/benefit) are recorded based on amounts refundable or payable in the current year and include the results of any difference between U.S. GAAP and tax reporting. Deferred income taxes reflect the tax effect of net operating losses, capital losses and general business credit carryforwards and the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial statement and income tax purposes, as determined under enacted tax laws and rates. Valuation allowances are established when management determines that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. The financial effect of changes in tax laws or rates is accounted for in the period of enactment. The subsequent realization of net operating loss and general business credit carryforwards acquired in acquisitions accounted for using the acquisition method of accounting is recognized in the consolidated statement of operations. Research and development credits are recorded based on the amount of benefit the Company believes is more-likely-than-not of being earned. Additionally, the Company is required to recognize in the consolidated financial statements those tax positions determined to be more-likely-than-not of being sustained upon examination, based on the technical merits of the positions.
From time to time, the Company engages in transactions in which the tax consequences may be subject to uncertainty. Examples of such transactions include business acquisitions and dispositions and certain financing transactions. Significant judgment is required in assessing and estimating the tax consequences of these transactions. The Company prepares and files tax returns based on its interpretation of tax laws and regulations. In the normal course of business, the Company’s tax returns are subject to examination by various taxing authorities. Such examinations may result in future tax and interest assessments by these taxing authorities. In determining the Company’s tax provision for financial reporting purposes, the Company establishes a liability for uncertain tax positions unless such positions are determined to be more-likely-than-not of being sustained upon examination, based on their technical merits. That is, for financial reporting purposes, the Company only recognizes tax benefits taken on the tax return that it believes are more-likely-than-not of being sustained. There is considerable judgment involved in determining whether positions taken on the tax return are more-likely-than-not of being sustained.
The Company adjusts its estimated liability for uncertain tax positions periodically because of ongoing examinations by, and settlements with, the various taxing authorities, as well as changes in tax laws, regulations and interpretations. The consolidated tax provision of any given year includes adjustments to prior year income tax accruals that are considered appropriate and any related estimated interest. The Company’s policy is to recognize, when applicable, interest and penalties on uncertain tax positions as part of income tax expense (see Note 21, Income Taxes).
As part of accounting for business combinations, some of the purchase price is allocated to goodwill and intangible assets. Impairment charges associated with goodwill are generally not tax deductible and will result in an increased effective income tax rate in the quarter any impairment is recorded. Amortization expenses associated with acquired intangible assets are generally not tax deductible pursuant to the Company’s existing tax structure; however, deferred taxes have been recorded for non-deductible amortization expenses as a part of the purchase price allocation process. The Company has taken into account the allocation of these identified intangibles among different taxing jurisdictions, including those with nominal or zero percent tax rates, in establishing the related deferred tax liabilities. Under the FASB's guidance, the income tax benefit from future releases of acquisition date valuation allowances or income tax contingencies, if any, are reflected in the income tax provision in the consolidated statements of operations, rather than as an adjustment to the purchase price allocation.
Loss Per Share Attributable to Comverse Technology, Inc.’s Shareholders
Basic loss per share attributable to Comverse Technology, Inc.’s shareholders is computed by dividing net loss attributable to Comverse Technology, Inc. by the weighted-average number of CTI’s shares of common stock outstanding during the period. Diluted loss per share attributable to Comverse Technology, Inc.’s shareholders is computed using the weighted-average number of CTI’s shares of common stock and, when dilutive, common equivalent shares outstanding during the period. Common equivalent shares consist of shares of common stock issuable in respect of stock options, restricted stock, deferred stock units (“DSUs”), restricted stock units (“RSUs”) and convertible debt obligations (the “Convertible Debt Obligations,” see Note 11, Debt). The treasury stock method is used to compute the dilutive effect of options, DSUs and other similar instruments. The if-converted method is used to compute the dilutive effect of the Company’s Convertible Debt Obligations. Additionally, for purposes of calculating diluted loss per share attributable to Comverse Technology, Inc.’s shareholders, net loss attributable to Comverse Technology, Inc. is adjusted for the difference between each of Verint’s and Starhome’s reported diluted and basic earnings per share, if any, multiplied by the number of shares of common stock and common share equivalents CTI holds in each of Verint and Starhome. Basic and diluted loss per share from continuing operations and discontinued operations are computed by dividing the net loss from continuing operations and loss from discontinued operations, net of tax attributable to Comverse Technology, Inc. shareholders, respectively, by the basic and diluted weighted-average number of CTI’s shares of common stock outstanding during the period.
Contingencies
Contingencies by their nature relate to uncertainties that require management to exercise judgment both in assessing the likelihood that a liability has been incurred as well as in estimating the amount of potential loss, if any. The Company accrues for costs relating to litigation, claims and other contingent matters when such liabilities become probable and reasonably estimable.
Cash Position and Management’s Plans
The Company incurred substantial losses and had negative cash flows during the three fiscal years ended January 31, 2012 and had a significant accumulated deficit as of January 31, 2012.
The Company forecasts that available cash and cash equivalents will be sufficient to meet the liquidity needs of CTI for at least the next 12 months. The Company’s forecast is based upon a number of assumptions, which the Company believes are reasonable. However, should one or more of the assumptions prove incorrect, or should one or more of the risks or uncertainties attendant to the Company and its business materialize, the Company’s business and operations could be materially adversely affected. Management believes that sources of liquidity could be identified.

Recent Accounting Pronouncements	12 Months Ended
Jan. 31, 2012
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
Recent Accounting Pronouncements
RECENT ACCOUNTING PRONOUNCEMENTS
Standards Implemented
Revenue Recognition
In September 2009, the FASB issued revenue recognition guidance applicable to multiple element arrangements. The Company adopted this guidance on a prospective basis for revenue arrangements entered into, or materially modified, on or after February 1, 2011 (see Note 1, Organization, Business and Summary of Significant Accounting Policies—Revenue Recognition).
Goodwill Impairment
In September 2011, the FASB issued new accounting guidance on testing goodwill for impairment. The new guidance provides an entity the option to first perform a qualitative assessment to determine whether a reporting unit's fair value is more likely than not less than its carrying value, including goodwill. In performing its qualitative assessment, an entity considers the extent to which adverse events or circumstances (or factors) identified, such as changes in economic conditions, industry and market conditions or entity specific events, could affect the comparison of the reporting unit's fair value with its carrying amount. If an entity concludes that the fair value of a reporting unit is more likely than not less than its carrying amount, the entity is required to perform the currently prescribed two-step goodwill impairment test to identify potential goodwill impairment and, accordingly, measure the amount, if any, of goodwill impairment loss to be recognized for that reporting unit. The guidance is effective for the Company for interim and annual periods commencing February 1, 2012.
In the fourth quarter of the fiscal year ended January 31, 2012, in conjunction with management's annual testing of goodwill, the Company early adopted the new accounting guidance.
Under the qualitative assessment, various factors that would affect the estimated fair value of a reporting unit are identified. These factors are then classified by the type of impact they would have on the estimated fair value using positive, neutral, and adverse categories based on current business conditions. Additionally, an assessment of the level of impact that a particular factor would have on the estimated fair value is determined using high, medium, and low weighting.
During the annual testing of goodwill for the fiscal year ended January 31, 2012, management performed the qualitative assessment for its Verint reporting unit and Starhome (included as discontinued operations). The qualitative assessment included the review of changes of the following: recent financial performance, financial forecasts, discount rates, carrying amount, market values of comparable companies, industry conditions, and general economic conditions. Furthermore, management considered the results of the most recent two-step quantitative impairment test completed for a reporting unit (in this instance for the Company's Verint and Starhome reporting units, as of November 1, 2010). Management concluded that it was not more likely than not that the estimated fair value of the Verint and Starhome reporting unit's equity was less than its carrying value. As such, no further analysis of the Verint and Starhome reporting units was required.
Other Standards Implemented
In January 2010, the FASB issued guidance to amend the disclosure requirements related to recurring and nonrecurring fair value measurements. The guidance requires new disclosures on the transfers of assets and liabilities between Level 1 (quoted prices in an active market for identical assets or liabilities) and Level 2 (significant other observable inputs) of the fair value measurement hierarchy, including the reasons and the timing of the transfers. Additionally, the guidance requires a gross presentation of activity within the Level 3 (significant unobservable inputs) roll forward, presenting information on purchases, sales, issuance, and settlements separately. The guidance was effective for the Company for interim and annual periods that commenced February 1, 2010, except for the gross presentation of the Level 3 roll forward, which became effective for the Company for interim and annual periods that commenced February 1, 2011. Adoption of this guidance resulted in additional disclosures for the gross presentation of the Level 3 roll forward (see Note 13, Fair Value Measurements).
In December 2010, the FASB issued updated accounting guidance to clarify that pro forma disclosures should be presented as if a business combination occurred at the beginning of the prior annual period for purposes of preparing both the current reporting period and the prior reporting period pro forma financial information. These disclosures should be accompanied by a narrative description about the nature and amount of material, nonrecurring pro forma adjustments. This new accounting guidance is effective for business combinations consummated in periods beginning after December 15, 2010 and should be applied prospectively as of the date of adoption, although early adoption is permitted. The Company adopted this new guidance effective February 1, 2011. The adoption of this guidance did not have a material impact on the consolidated financial statements.
In December 2010, the FASB issued guidance on when to perform step two of the goodwill impairment test for reporting units with zero or negative carrying amounts. Upon adoption, if the carrying amount of the reporting unit is zero or negative, the reporting entity must perform step two of the goodwill impairment test if it is more likely than not that goodwill is impaired as of the date of adoption. In determining if it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating an impairment may exist. Goodwill impairment recognized upon adoption of the guidance should be presented as a cumulative-effect adjustment to opening retained earnings as of the adoption date reflecting a change in accounting principle. This guidance was effective for the Company for interim and annual periods that commenced on February 1, 2011. Because the carrying value of the Company's previously defined Comverse reporting unit was negative as of February 1, 2011 and the existence of adverse qualitative factors indicated potential impairment, step two of the goodwill impairment test was performed as of such date which did not result in an impairment. The adoption of this guidance did not have a material impact on the consolidated financial statements for the fiscal year ended January 31, 2012.
In June 2011, the FASB issued accounting guidance, which revises the manner in which entities present comprehensive income in their financial statements. The new guidance eliminates the option to present components of other comprehensive income as part of the statement of equity. Under the new guidance, entities are required to present net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income. In December 2011, the FASB amended and updated the guidance issued in June 2011 to defer certain presentation requirements. The amended and updated guidance was effective for the Company for the interim period ended April 30, 2012 with early adoption permitted. The Company adopted the guidance and applied it retrospectively to all periods presented. Other than the change in presentation, adoption of this guidance did not impact the Company's consolidated financial statements.
Standards to be Implemented
In May 2011, the FASB issued updated accounting guidance to amend existing requirements for fair value measurements and disclosures. The guidance expands the disclosure requirements around fair value measurements categorized in Level 3 of the fair value hierarchy and requires disclosure of the level in the fair value hierarchy of items that are not measured at fair value but whose fair value must be disclosed. It also clarifies and expands upon existing requirements for fair value measurements of financial assets and liabilities as well as instruments classified in shareholders' equity. The guidance was effective for the interim period and annual periods commencing February 1, 2012. The adoption of this guidance did not materially impact the Company's consolidated financial statement.

Investments	12 Months Ended
Jan. 31, 2012
Investments, Debt and Equity Securities [Abstract]
Investments
INVESTMENTS
The Company accounts for its investments in accordance with the FASB’s guidance relating to accounting for certain investments in debt and equity securities and related pronouncements and classifies all debt and equity securities as available-for-sale.
As of January 31, 2011, all the investments in ARS disclosed below (all of which were held by CTI as of such date) were restricted pursuant to the settlement agreement of the consolidated shareholder class action CTI entered into on December 16, 2009 and amended on June 19, 2010. As of January 31, 2011, all cash proceeds from sales and redemptions of ARS (other than ARS that were held in an account with UBS) (including interest thereon) were restricted. During the fourth quarter of the fiscal year ended January 31, 2012, the Company paid all remaining amounts under the settlement agreement and, accordingly, all ARS and cash proceeds received from sales and redemptions thereof became unrestricted (see Note 25, Commitments and Contingencies).
Auction Rate Securities
The Company invested in ARS supported by corporate issuers and student loans. The ARS portfolio supported by corporate issuers consisted of collateralized debt obligations and Regulation XXX securities (insurance industry-related ARS). The Company’s ARS supported by corporate issuers were rated between AAA and AA- by Standard & Poor’s (“S&P”) and Aaa and A3 by Moody’s Investor Service (“Moody’s”) when purchased. These corporate issued holdings were downgraded since the original purchase date, and the two remaining securities were rated A by S&P and C by Moody’s, respectively, as of January 31, 2011.
The ARS portfolio supported by student loans was substantially guaranteed by the Federal government under the Federal Family Education Loan Program. The Company’s ARS supported by student loans were all rated AAA by S&P and Aaa by Moody’s when purchased. The ARS supported by student loans were all rated between AAA and BB+ by S&P and between Aaa and Ba1 by Moody’s as of January 31, 2011.
Classification
In August 2010, the Company began to forecast that it would sell its remaining ARS during the fourth quarter of the fiscal year ending January 31, 2012 after the expiration of the restrictions on sales of ARS and the use of proceeds from sales thereof following the final payment under the settlement agreement of the consolidated shareholder class action due on or before November 15, 2011. Accordingly, the ARS were classified as current assets as of January 31, 2011.
As of January 31, 2011, proceeds from the sales and redemptions of ARS, including interest received subsequent to the date of the settlement agreement of the consolidated shareholder class action, of $33.4 million were classified within the consolidated balance sheets as “Restricted cash and bank time deposits.”
The Company sold $86.9 million and $112.2 million of aggregate principal amount of ARS during the fiscal years ended January 31, 2012 and 2011 resulting in gains of $24.4 million and $23.8 million, respectively, recognized in “Other income (expense), net.” Such gains represent a recovery of previously recognized other-than-temporary impairments as the fair market value of the ARS recovered toward par value.
During the fourth quarter of the fiscal year ended January 31, 2012, the Company paid all remaining amounts under the settlement agreement and, accordingly, all cash proceeds received from sales and redemptions of ARS became unrestricted and are classified in “Cash and cash equivalents."
Other-Than-Temporary Impairment
As a result of historic auction failures and declines in credit quality, subsequent to their purchase by CTI the fair value of the ARS significantly declined. The fair value of the ARS were determined on a quarterly basis by the Company utilizing a discounted cash flow model, which considered, among other factors, assumptions about the (i) underlying collateral, (ii) credit risk associated with the issuer, and (iii) contractual maturity. The discounted cash flow model considered contractual future cash flows, representing both interest and principal payments. Future interest payments were projected using U.S. Treasury and swap curves over the remaining term of the ARS in accordance with the terms of each specific security and principal payments were assumed to be made at an estimated contractual maturity date taking into account applicable prepayments. Yields used to discount these payments were determined based on the specific characteristics of each security. Key considerations in the determination of the appropriate discount rate included the securities’ remaining term to maturity, capital structure subordination, quality and level of collateralization, complexity of the payout structure, credit rating of the issuer, and the presence or absence of additional insurance.
For ARS that the Company determined that it could not assert that it intended to hold such ARS until their fair value recovered to amortized cost, the Company recorded other-than-temporary impairment charges of $0.4 million and $6.9 million on a pre-tax basis during the fiscal years ended January 31, 2011 and 2010, respectively. The Company did not record other-than-temporary impairment charges during the fiscal year ended January 31, 2012. These other-than-temporary impairment charges were recorded as a component of “Other income (expense), net” in the consolidated statements of operations (see Note 20, Other Income (Expense), Net).
The carrying amount of the Company’s ARS as of January 31, 2012 and 2011 was $0.3 million and $72.4 million, with a corresponding principal amount of $7.5 million and $94.4 million, respectively, and was classified as short-term, available-for-sale investments in “Auction Rate Securities.”
UBS Put
In November 2008, CTI accepted an offer from UBS AG (“UBS”) providing rights related to $51.6 million in aggregate principal amount of ARS that were held in an account with UBS (the “UBS Put”). Under the terms of the UBS Put, CTI had the right, but not the obligation, to sell its eligible ARS at par value to UBS at any time during the period of June 30, 2010 through July 2, 2012. Additionally, UBS had the right, at its discretion and at any time until July 2, 2012, to purchase the ARS from CTI at par value, which is defined as the price equal to the principal amount of the ARS plus accrued but unpaid dividends or interest, if any. Under the terms of the settlement agreement of the consolidated shareholder class action, CTI was required to exercise the UBS Put on June 30, 2010, and apply the proceeds from such exercise toward amounts payable under such settlement. Effective June 30, 2010, CTI exercised the UBS Put for the balance of the ARS that were subject to the UBS Put. UBS purchased from CTI, pursuant to its purchase right and upon exercise of the UBS Put by CTI, approximately $42.6 million and $9.0 million aggregate principal amount of ARS during the fiscal years ended January 31, 2011 and 2010, respectively.
In the fiscal year ended January 31, 2009, the Company recorded the UBS Put at its then fair value of $13.6 million in "Other Assets" with a corresponding gain recorded in "Other income (expense), net." Consequently, the UBS Put was carried at historical cost and assessed for impairment. The Company evaluated the UBS Put for impairment based on redemptions and changes in fair value of the related ARS subject to the UBS Put and during the fiscal years ended January 31, 2011 and 2010 recorded $6.7 million and $6.9 million, respectively, of pre-tax impairment charges, which were classified in “Other income (expense), net.” Due to its exercise on June 30, 2010, the Company had no recorded amounts in connection with the UBS Put as of January 31, 2011.
The following is a summary of available-for-sale securities as of January 31, 2012 and 2011:

	January 31, 2012
		Included in Accumulated Other Comprehensive Income
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Cumulative Impairment Charges	Estimated Fair Value
	(In thousands)
Short-term:
Auction rate securities-Corporate issuers	$7,500	$34	$—	$(7,262)	$272
Total short-term investments	$7,500	$34	$—	$(7,262)	$272

	January 31, 2011
		Included in Accumulated Other Comprehensive Income
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Cumulative Impairment Charges	Estimated Fair Value
	(In thousands)
Short-term:
Auction rate securities-Student loans	$71,900	$16,044	$—	$(24,181)	$63,763
Auction rate securities-Corporate issuers	22,500	5,619	—	(19,441)	8,678
Total short-term investments	$94,400	$21,663	$—	$(43,622)	$72,441

The ARS have stated maturities in excess of 5 years.
Investments with original maturities of three months or less, when purchased, are included in cash and cash equivalents, in “Restricted cash and bank time deposits” or in long-term restricted cash (long-term restricted cash is classified within “Other assets”) in the consolidated balance sheets. Such investments are not reflected in the tables above as of January 31, 2012 or 2011, and include money market funds totaling $208.0 million and $186.4 million as of January 31, 2012 and 2011, respectively. There were no unrealized gains (losses) as of January 31, 2012 and 2011.
The Company received cash proceeds from sales and redemptions of investments of $75.5 million, $57.3 million and $26.4 million in the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
The gross realized gains and losses on the Company’s investments are as follows, for the fiscal years presented below:

(In thousands)	Gross Realized Gains	Gross Realized Losses
January 31, 2012	$24,414	$—
January 31, 2011	$23,810	$—
January 31, 2010	$10,760	$—

The components of other comprehensive income (loss) ("OCI") related to available-for-sale securities are as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands )
Accumulated OCI related to available-for-sale securities, beginning of year	$13,240	$21,032	$10,302
Unrealized gains on available-for-sale securities	(305)	6,950	20,048
Reclassification adjustment for gains included in net loss	(21,329)	(15,483)	(3,582)
Changes in accumulated OCI on available-for-sale securities, before tax	(21,634)	(8,533)	16,466
Other comprehensive income attributable to noncontrolling interest	3	26	53
Deferred income tax benefit (provision)	—	715	(5,789)
Changes in accumulated OCI on available-for-sale securities, net of tax	(21,631)	(7,792)	10,730
Accumulated OCI related to available-for-sale securities, end of year	$(8,391)	$13,240	$21,032

Inventories	12 Months Ended
Jan. 31, 2012
Inventory Disclosure [Abstract]
Inventories
INVENTORIES
Inventories as of January 31, 2012 and 2011, respectively, consist of:

	January 31,
	2012	2011
	(In thousands)
Raw materials	$4,959	$7,112
Work in process	5,777	5,112
Finished goods	3,678	4,763
Total	$14,414	$16,987

Property and Equipment, Net	12 Months Ended
Jan. 31, 2012
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
PROPERTY AND EQUIPMENT, NET
Property and equipment, net as of January 31, 2012 and 2011 consist of:

	January 31,
	2012	2011
	(In thousands)
Land	$3,741	$3,861
Fixtures and equipment	49,907	46,572
Software	27,702	24,055
Buildings	2,204	2,204
Leasehold improvements	13,159	11,713
	92,972	84,544
Less accumulated depreciation and amortization	(66,860)	(63,409)
	$26,112	$21,135
Total	$29,853	$24,996

Depreciation and amortization expense of property and equipment was $11.1 million, $11.6 million and $12.5 million for the fiscal years ended January 31, 2012, 2011 and 2010, respectively. The Company also wrote off and disposed of property and equipment, net of $0.1 million, $0.3 million and $0.6 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively.

Business Combinations	12 Months Ended
Jan. 31, 2012
Business Combinations [Abstract]
Business Combinations
BUSINESS COMBINATIONS
The results of operations of the acquired entities are included from their respective dates of acquisition and any excess of the fair value of consideration transferred over the sum of the fair value of amounts assigned to identifiable tangible and intangible assets, liabilities assumed and any noncontrolling interest is recorded as goodwill in accordance with the FASB’s guidance.
Verint Segment
Vovici Acquisition
On August 4, 2011, Verint acquired all of the outstanding shares of Vovici Corporation (“Vovici”), a U.S.-based, privately-held provider of online survey management and enterprise feedback solutions. This acquisition enhances Verint's Enterprise Intelligence product suite to include comprehensive voice of the customer software and services offerings, designed to help organizations implement a single-vendor solution set for collecting, analyzing and acting on customer insights. The financial results of Vovici have been included in the Company's consolidated financial statements since August 4, 2011.
Verint acquired Vovici for approximately $56.1 million in cash at closing, including $0.4 million to repay Vovici's bank debt. The consideration also included the exchange of certain unvested Vovici stock options for options to acquire approximately 42,000 shares of Verint Systems' common stock with fair values totaling $1.0 million, of which $0.1 million represents compensation for pre-acquisition services and is included in the consideration transferred and $0.9 million is being recognized as stock-based compensation expense over the remaining future vesting periods of the awards. Verint also agreed to make potential additional cash payments of up to approximately $19.1 million, contingent upon the achievement of certain performance targets over the period ending January 31, 2013. The fair value of this contingent obligation was estimated to be $9.9 million at August 4, 2011.
The $9.9 million acquisition date fair value of the contingent consideration obligation was estimated based on the probability adjusted present value of the consideration expected to be transferred using significant inputs that are not observable in the market. Key assumptions used in this estimate include probability assessments with respect to the likelihood of achieving the performance targets and discount rates consistent with the level of risk of achievement. At each reporting date, the contingent consideration obligation is revalued to its fair value and increases and decreases in fair value are recorded within “Selling, general and administrative” expenses in the Company's consolidated statements of operations. Increases or decreases in the fair value of the contingent consideration obligation may result from changes in discount periods and rates, and changes in probability assumptions with respect to the likelihood of achieving the performance targets.
The Company recorded a benefit of approximately $2.7 million in the fiscal year ended January 31, 2012, for the change in the fair value of the contingent consideration obligation between the acquisition date and January 31, 2012, which primarily reflected the impact of revised assessments of the probability of payment. As of January 31, 2012, the fair value of this contingent consideration obligation was approximately $7.2 million, of which $2.0 million and $5.2 million were recorded within “Accounts payable and accrued expenses” and “Other long-term liabilities,” respectively.
The purchase price was allocated to the tangible assets and intangible assets acquired and liabilities assumed based on their estimated fair values on the acquisition date, with the remaining unallocated purchase price recorded as goodwill. The fair values assigned to identifiable intangible assets acquired were determined primarily by using the income approach, which discounts expected future cash flows to present value using estimates and assumptions determined by management. The acquired identifiable intangible assets are being amortized on a straight-line basis, which the Company believes approximates the pattern in which the assets are utilized, over their estimated useful lives.
Among the factors contributing to the recognition of goodwill in this transaction were synergies in products and technologies, and the addition of a skilled, assembled workforce. This goodwill is not deductible for income tax purposes.
In connection with the purchase price allocation, the estimated fair value of support obligations assumed from Vovici was determined utilizing a cost build-up approach. The cost build-up approach calculates fair value by estimating the costs relating to fulfilling these obligations plus a normal profit margin, which approximates the amount that the Company believes would be required to pay a third party to assume the support obligations. The estimated costs to fulfill the support obligation were based on the historical direct costs related to providing support services. These estimated costs did not include any costs associated with selling efforts or research and development or the related margins on these costs. Profit associated with selling efforts is excluded because the selling effort on the support contracts concluded prior to the August 4, 2011 acquisition date. The estimated profit margin was 15%, which the Company believes best approximates the operating profit margin to fulfill these support obligations. As a result, in allocating the purchase price, an adjustment was recorded to reduce the $5.3 million carrying value of Vovici's deferred revenue to $2.3 million, representing the estimated fair value of the support obligations assumed. As former Vovici customers renew their support contracts, revenue will be recognized at the full contract value over the remaining term of the contracts.
Revenue attributable to Vovici from August 4, 2011 through January 31, 2012 was $5.0 million. The impact of Vovici on net income for this fiscal period was not significant.
Transaction and related costs, consisting primarily of professional fees and integration expenses, directly related to the acquisition of Vovici, totaled $3.4 million for the fiscal year ended January 31, 2012, were expensed as incurred and recorded within “Selling, general and administrative” expenses.
Global Management Technologies Acquisition
On October 7, 2011, Verint acquired all of the outstanding shares of Global Management Technologies Corporation (“GMT”), a U.S.-based, privately-held provider of workforce management solutions whose software and services are widely used by organizations, particularly in retail branch banking environments. This acquisition adds key functionality to Verint's Enterprise Intelligence product suite. The financial results of GMT have been included in the Company's consolidated financial statements since October 7, 2011.
Verint acquired GMT for approximately $24.6 million in cash at closing. Verint also agreed to make potential additional cash payments of up to approximately $17.4 million, contingent upon the achievement of certain performance targets over the period ending January 31, 2014. The fair value of this contingent obligation was estimated to be $12.0 million as of October 7, 2011.
The $12.0 million acquisition date fair value of the contingent consideration obligation was estimated based on the probability adjusted present value of the consideration expected to be transferred using significant inputs that are not observable in the market. Key assumptions used in this estimate include probability assessments with respect to the likelihood of achieving the performance targets and discount rates consistent with the level of risk of achievement. At each reporting date, the contingent consideration obligation is revalued to its fair value and increases and decreases in fair value are recorded within “Selling, general and administrative” expenses in the Company's consolidated statements of operations. Increases or decreases in the fair value of the contingent consideration obligation may result from changes in discount periods and rates, and changes in probability assumptions with respect to the likelihood of achieving the performance targets.
The Company recorded a benefit of approximately $2.4 million for the fiscal year ended January 31, 2012, for the change in the fair value of the contingent consideration obligation between the acquisition date and January 31, 2012, which primarily reflected the impact of revised assessments of the probability of payment. As of January 31, 2012, the fair value of this contingent consideration obligation was approximately $9.6 million, all of which was recorded within “Other long-term liabilities.”
The purchase price was allocated to the tangible assets and intangible assets acquired and liabilities assumed based on their estimated fair values on the acquisition date, with the remaining unallocated purchase price recorded as goodwill. The fair values assigned to identifiable intangible assets acquired were determined primarily by using the income approach, which discounts expected future cash flows to present value using estimates and assumptions determined by management. The acquired identifiable intangible assets are being amortized on a straight-line basis, which the Company believes approximates the pattern in which the assets are utilized, over their estimated useful lives.
Among the factors contributing to the recognition of goodwill in this transaction were synergies in products and technologies, and the addition of a skilled, assembled workforce. This goodwill is deductible for income tax purposes.
In connection with the purchase price allocation, the estimated fair value of support obligations assumed from GMT was determined utilizing a cost build-up approach. The cost build-up approach calculates fair value by estimating the costs relating to fulfilling the obligations plus a normal profit margin, which approximates the amount that the Company believes would be required to pay a third party to assume the support obligations. The estimated costs to fulfill the support obligation were based on the historical direct costs related to providing support services. These estimated costs did not include any costs associated with selling efforts or research and development or the related margins on these costs. Profit associated with selling efforts is excluded because the selling effort on the support contracts was concluded prior to the October 7, 2011 acquisition date. The estimated profit margin was 20%, which the Company believes best approximates the operating profit margin to fulfill these support obligations. As a result, in allocating the purchase price, an adjustment was recorded to reduce the $4.3 million carrying value of GMT's deferred revenue to $1.2 million, representing the estimated fair value of the support obligations assumed. As former GMT customers renew their support contracts, revenue will be recognized at the full contract value over the remaining term of the contracts.
Revenue and the impact on net income attributable to GMT from October 7, 2011 through January 31, 2012 were not significant.
Transaction and related costs, consisting primarily of professional fees and integration expenses directly related to the acquisition of GMT, totaled $1.6 million for the fiscal year ended January 31, 2012, were expensed as incurred and recorded within “Selling, general and administrative” expenses.
Other Business Combinations
During the fiscal year ended January 31, 2012, Verint executed the following additional business combinations:

•
On March 30, 2011, Verint acquired all of the outstanding shares of a privately held company, based in Israel. This acquisition broadens the product portfolio of Verint's Video Intelligence product line.

•
On August 2, 2011, Verint acquired all of the outstanding shares of a privately-held provider of communications intelligence solutions, data retention services, and network performance management, based in the Americas region.  This acquisition expands Verint's Communications Intelligence product portfolio and increases its presence in this region.

•	On November 1, 2011 and November 10, 2011, Verint acquired certain technology and other assets in two separate transactions that both qualify as business combinations.

•
On January 5, 2012, Verint acquired all of the outstanding shares of a privately-held provider of web intelligence technology, based in Europe, Middle East and Africa region, that is being integrated into Verint's Communications Intelligence product portfolio.

The combined consideration for these five business combinations was approximately $55.1 million, including $33.8 million of combined cash paid at the closings. Verint also agreed to make potential additional cash payments aggregating up to approximately $41.0 million contingent upon the achievement of certain performance targets over periods ending through January 31, 2015. The combined fair values of these contingent consideration obligations were estimated to be $20.5 million as of the respective acquisition dates.
Benefits of $0.4 million were recorded within selling, general and administrative expenses for the fiscal year ended January 31, 2012 for changes in the fair values of the contingent consideration obligations associated with these acquisitions, reflecting the impacts of revised assessments of the probability of payment, as well as decreases in the discount periods since the acquisition dates. As of January 31, 2012, the combined fair values of these contingent consideration obligations were $20.1 million, of which $6.4 million and $13.7 million were recorded within “Accounts payable and accrued expenses” and “Other long-term liabilities," respectively.
The fair values assigned to identifiable intangible assets acquired in these business combinations were determined primarily by using the income approach, which discounts expected future cash flows to present value using estimates and assumptions determined by management. The acquired identifiable finite-lived intangible assets are being amortized on a straight-line basis, which the Company believes approximates the pattern in which the assets are utilized, over their estimated useful lives.
Intangible assets acquired in these business combinations included several IPR&D assets with estimated fair values totaling $2.5 million. IPR&D assets are considered indefinite-lived intangible assets until the completion or abandonment of the associated research and development efforts. The fair values of the IPR&D assets were estimated by projecting the costs required to develop the IPR&D assets into commercially viable products, estimating the resulting net cash flows from the projects when completed and discounting the net cash flows to their present values. Verint will amortize these intangible assets once the projects are complete. Currently, Verint expects to complete these projects within the next two years. IPR&D assets are subject to impairment testing at least annually, or more frequently if circumstances are identified indicating the potential for impairment.
Among the factors contributing to the recognition of goodwill in these transactions were synergies in products and technologies, and the additions of skilled, assembled workforces. Of the $33.5 million of goodwill associated with these business combinations, $12.1 million was not deductible for income tax purposes, and $21.4 million is still being assessed for tax deductibility.
In connection with the foregoing August 2, 2011 Verint acquisition, the Company has evaluated and continues to evaluate the impact of certain liabilities associated with pre-acquisition business activities of the acquired company. Based upon this initial evaluation, the Company originally recorded liabilities of approximately $10.7 million, of which $5.5 million is classified as current and $5.2 million is classified as long-term, along with corresponding indemnification assets of the same amounts and classified in the same manner, as components of the purchase price for this acquisition, representing the Company's best estimates of these amounts at the acquisition date. The indemnification assets recognized the selling shareholders' contractual obligation to indemnify Verint for these pre-acquisition liabilities, and were measured on the same basis as the corresponding liabilities. These amounts, as adjusted for currency exchange rate fluctuations, were reflected on the Company's condensed consolidated balance sheet as of October 31, 2011. Subsequently, based upon an assessment of additional information obtained during the three months ended January 31, 2012 about facts and circumstances that existed as of the acquisition date regarding these matters, Verint reduced the estimated acquisition-date liabilities by $0.8 million, and recorded a corresponding acquisition-date reduction in the associated indemnification assets.
As of January 31, 2012, the current and long-term liabilities for these matters are $4.3 million and $4.7 million, respectively, with corresponding indemnification assets reflected within current and long-term assets. The Company is continuing to gather and assess information in this regard, and changes to the amounts recorded, if any, during the remainder of the measurement period, will be included in the purchase price allocation during the measurement period and, subsequently, in the Company's results of operations.
Revenue and the impact on net income attributable to these acquisitions for the fiscal year ended January 31, 2012 were not significant.
Transaction and related costs, consisting primarily of professional fees and integration expenses, directly related to these acquisitions totaled $5.0 million for the fiscal year ended January 31, 2012 and were expensed as incurred.
Components and Allocations of Purchase Prices
The following table sets forth the components and the allocations of the purchase prices, some of which are preliminary, for business combinations completed during the fiscal years ended January 31, 2012 and 2011:

	Fiscal Years Ended January 31,
	2012			2011
	Vovici	GMT	Other	Iontas
	(In thousands)
Components of purchase price:
Cash and cash equivalents	$55,708	$24,596	$33,835	$17,738
Fair value of contingent consideration	9,900	12,000	20,504	3,224
Fair value of stock options	60	—	—	—
Bank debt, prepaid at closing	435	—	—	—
Other purchase price adjustments	—	—	816	—
Prepaid product licenses and support services	—	—	—	1,493
Trade accounts payable	—	—	—	(712)
Total purchase price	$66,103	$36,596	$55,155	$21,743
Allocation of purchase price:
Net tangible assets (liabilities):
Cash and cash equivalents	$179	$—	$4,614	$2,569
Account receivable	1,106	512	842	—
Other current assets	5,219	1,717	11,036	286
Other assets	913	483	5,579	89
Current and other liabilities	(2,931)	(1,915)	(15,419)	(211)
Deferred revenue	(2,264)	(1,234)	(944)	—
Bank debt	—	—	(3,330)	—
Deferred income taxes — long-term	(6,021)	(108)	186	(993)
Net tangible assets (liabilities)	(3,799)	(545)	2,564	1,740
Identifiable intangible assets:
Developed technology	11,300	7,400	9,743	6,949
Customer relationships	15,400	6,200	7,040	—
Trademarks and trade names	1,700	400	1,350	—
In-process research and development assets	—	—	2,500	—
Other identifiable intangible assets	—	—	1,421	278
Total identifiable intangible assets (1)	28,400	14,000	22,054	7,227
Goodwill	41,502	23,141	30,537	12,776
Total purchase price	$66,103	$36,596	$55,155	$21,743

(1)	The weighted-average estimated useful life of all finite-lived identifiable intangible assets is 7.5 and 5.9 years for the fiscal year ended January 31, 2012 and 2011, respectively.
The purchase price allocations for acquisitions completed during the year ended January 31, 2012 are provisional and are based on the information that was available as of the acquisition dates to estimate the fair values of assets acquired and liabilities assumed. The purchase price allocations for these acquisitions as reported as of January 31, 2012 represent the Company's best estimates of the fair values and were based upon the information available to the Company.
The Company is gathering and reviewing additional information necessary to finalize the values assigned to the acquired identified intangible assets, goodwill and income tax assets and liabilities for these acquisitions. Therefore, the provisional measurements of fair values reported at January 31, 2012 are subject to change. The Company expects to finalize the purchase price allocations as soon as practicable but no later than one year from the respective acquisition dates.
Based upon additional information obtained during the three months ended January 31, 2012 about facts and circumstances that existed as of the respective acquisition dates, Verint adjusted the purchase price allocations for several acquisitions completed during the year ended January 31, 2012, as described below:

•
For the Vovici purchase price allocation, Verint increased certain liabilities by $1.1 million, recorded an associated $1.0 million asset reflecting the selling shareholders' indemnification obligations related to these liabilities, and increased goodwill by $0.1 million. Verint also adjusted certain income tax assets and liabilities of Vovici which resulted in a $4.0 million increase in goodwill. These adjustments did not materially impact the Company's consolidated statement of operations.

•
For the GMT purchase price allocation, Verint refined certain assumptions in the discounted cash flow models used to estimate the fair values of certain identified intangible assets, which reduced the estimated acquisition-date fair values of the developed technology and customer relationship intangible assets identified in the acquisition of GMT by $0.1 million and $1.0 million, respectively, compared to the original estimated amounts, which resulted in a corresponding $1.1 million increase in acquisition-date goodwill. Verint also adjusted certain income tax assets and liabilities of GMT which resulted in a $0.4 million increase in goodwill. These adjustments did not materially impact the Company's consolidated statement of operations.

•
For the purchase price allocation associated with Verint's August 2, 2011, Communications Intelligence acquisition, Verint refined certain assumptions in the discounted cash flow models used to estimate the fair values of certain identified intangible assets, which increased the estimated acquisition-date fair values of the developed technology and customer relationship intangible assets identified in this acquisition by $0.2 million each, compared to the original estimated amounts, which resulted in a corresponding $0.4 million decrease in acquisition-date goodwill. Verint also increased the fair value of its contingent consideration obligation in this acquisition by $0.5 million and recorded a corresponding $0.5 million increase in acquisition-date goodwill. Additionally, Verint adjusted the acquisition-date fair value of its performance obligations under customer contracts assumed in this acquisition, which resulted in a $1.7 million decrease in acquisition-date goodwill. In addition, Verint adjusted certain acquisition-date deferred income taxes and unrecognized tax benefits, which resulted in a $3.1 million increase in acquisition-date goodwill. These adjustments combined to increase acquisition-date goodwill for this acquisition by $1.5 million.

For the acquisition of Vovici, the acquired developed technology, customer relationships, and trademarks and trade names were assigned estimated useful lives of six years, ten years, and five years, respectively, the weighted average of which is approximately 8.1 years.
For the acquisition of GMT, the acquired developed technology, customer relationships, and trademarks and trade names were assigned estimated useful lives of five years, ten years, and three years, respectively, the weighted average of which is approximately 7.2 years.
For the other acquisitions, the acquired developed technology, customer relationships, trademarks and trade names, and other identifiable intangible assets were assigned estimated useful lives of six years to seven years, from four years to ten years, from four years to five years, and from three years to four years, respectively, the weighted average of which is approximately 6.8 years.
The purchase price allocations for acquisitions completed during the year ended January 31, 2012 were provisional and were based on information that was available to the Company as of the respective acquisition dates, and represented the Company's best estimates of the fair values of the assets acquired and liabilities assumed.
Based upon additional information obtained during the three months ended April 30, 2012 about facts and circumstances that existed as of the respective acquisition dates, the Company adjusted the purchase price allocations for several acquisitions completed during the fiscal year ended January 31, 2012, as described below:

•	For the Vovici purchase price allocation, the Company reduced certain liabilities by $0.2 million and recorded a corresponding reduction of goodwill; and

•
For the purchase price allocation associated with Verint's August 2, 2011 acquisition, the Company adjusted certain acquisition-date deferred income taxes, which also required the Company to change several assumptions in the discounted cash flow models used to estimate the fair values of certain identified intangible assets. As a result, the estimated acquisition-date fair values of the developed technology and customer relationship intangible assets identified in this acquisition decreased by $0.3 million and $0.4 million, respectively, net deferred income tax liabilities decreased by $3.8 million, and goodwill decreased by $3.1 million. For the purchase price allocation associated with the January 5, 2012 acquisition, the Company recorded minor refinements to the purchase price and to certain liabilities, which resulted in a $0.1 million increase in goodwill.

Changes to a provisional purchase price allocation resulting from additional information obtained about facts and circumstances that existed as of the acquisition date are adjusted retrospectively to the consolidated financial statements. Accordingly, the consolidated balance sheet as of January 31, 2012 has been revised to reflect the impacts of these adjustments. These adjustments resulted in decreases in goodwill of $2.9 million, intangible assets, net of $0.6 million, accounts payable and accrued expenses of $0.2 million, and long-term deferred income tax liabilities of $3.1 million and a $0.2 million increase in long-term deferred tax assets.
For the Year Ended January 31, 2011
Iontas Limited
On February 4, 2010, Verint acquired all of the outstanding shares of Iontas Limited (“Iontas”), a privately held provider of desktop analytics solutions which measure application usage and analyze workflows to help improve staff performance in contact center, branch, and back-office operations environments. Verint acquired Iontas to, among other objectives, expand the desktop analytical capabilities of its Enterprise Intelligence solutions. The financial results of Iontas have been included in the consolidated financial statements since the acquisition date.
Verint acquired Iontas for total consideration valued at $21.7 million, including cash consideration of $17.7 million, and additional milestone-based contingent payments of up to $3.8 million, tied to certain performance targets being achieved over the two-year period following the acquisition date. The acquisition-date fair value of the contingent consideration was estimated to be $3.2 million. The purchase price also included $1.5 million of prepayments for product licenses and support services procured from Iontas prior to the acquisition date, partially offset by $0.7 million of trade accounts payable to Iontas as of the acquisition date.
The consideration paid to acquire Iontas was allocated to the assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date, which included $6.9 million for developed technology, $0.3 million for non-competition agreements, $1.7 million for tangible net assets, and $12.8 million for goodwill. The developed technology and non-competition agreements were assigned estimated useful lives of six years and three years, respectively, the weighted average of which is 5.9 years, and are being amortized on a straight-line basis, which the Company believes approximates the pattern in which the assets are utilized, over these estimated useful lives.
Among the factors that contributed to the recognition of goodwill in this transaction were the expansion of Verint's desktop analytical capabilities, the expansion of its suite of products and services, and the addition of an assembled workforce. This goodwill is not deductible for income tax purposes.
The Company recorded the $3.2 million acquisition-date estimated fair value of the contingent consideration as a component of the purchase price of Iontas. During the fiscal year ended January 31, 2012, $2.0 million of the previously recorded contingent consideration was paid to the former shareholders of Iontas. The estimated fair value of the remaining contingent consideration was $1.7 million as of January 31, 2012 and was recorded within “Accounts payable and other accrued expenses.” Increases in the fair value of this contingent consideration of $0.2 million and $0.3 million for the fiscal years ended January 31, 2012 and 2011, respectively, were recorded within “Selling, general and administrative” expenses for those fiscal periods.
Transaction costs, consisting primarily of professional fees directly related to the acquisition of Iontas, totaled $1.3 million, were expensed as incurred and recorded within "Selling, general and administrative" expenses.
The integration of Iontas into Verint's business subsequent to the acquisition has made it impractical to quantify revenue and the impact on net income from Iontas for the fiscal years ended January 31, 2012 and 2011.
Other Business Combination
In December 2010, Verint acquired certain technology and other assets in a transaction that qualified as a business combination. Total consideration for this acquisition was less than $15.0 million. The impact of this acquisition was not material to the Company's consolidated financial statements. The fair value of the liability for contingent consideration related to this acquisition increased by $1.9 million during the fiscal year ended January 31, 2012, resulting in a corresponding charge recorded within “Selling, general and administrative” expenses for that fiscal period. The earned contingent consideration related to this acquisition was paid to the sellers during the fiscal year ended January 31, 2012, and the Company has no further contingent consideration obligations for this acquisition.
Unaudited Pro Forma Financial Information
The following table provides unaudited pro forma total revenue and net loss attributable to Comverse Technology, Inc. for the fiscal years ended January 31, 2012 and 2011, as if Vovici and GMT had been acquired on February 1, 2010. These unaudited pro forma results reflect certain adjustments related to these acquisitions, such as amortization expense on finite-lived intangible assets acquired from Vovici and GMT. The unaudited pro forma results do not include any operating efficiencies or potential cost savings which may result from these business combinations. Accordingly, such unaudited pro forma amounts are not necessarily indicative of the results that actually would have occurred had the acquisitions been completed on February 1, 2010, nor are they indicative of future operating results. The pro forma impact of the other business combinations discussed in this note were not material to the Company's historical consolidated operating results and is therefore not presented.

	Fiscal Years Ended January 31,
	2012	2011
	(In thousands)
Total revenue	$804,006	$746,097
Net loss attribute to Comverse Technology, Inc.	$(56,952)	$(139,440)

Goodwill	12 Months Ended
Jan. 31, 2012
Goodwill, Impaired [Abstract]
Goodwill
GOODWILL
The changes in the carrying amount of goodwill in the Company's Verint segment for the fiscal years ended January 31, 2012, 2011 and 2010 are as follows:

Verint
(In thousands)
For the Year Ended January 31, 2010
Goodwill, gross, at January 31, 2009	$774,931
Accumulated impairment losses at January 31, 2009	—
Goodwill, net, at January 31, 2009	774,931
Goodwill adjustments: (1)
ViewLinks	89
Effect of changes in foreign currencies and other	15,131
Goodwill, net, at January 31, 2010	$790,151
For the Year Ended January 31, 2011
Goodwill, gross, at January 31, 2010	$790,151
Accumulated impairment losses at January 31, 2010	—
Goodwill, net, at January 31, 2010	790,151
Acquisition of Iontas Limited (1)	12,776
Effect of changes in foreign currencies and other	1,044
Goodwill, net, at January 31, 2011	$803,971
For the Year Ended January 31, 2012
Goodwill, gross, at January 31, 2011	$803,971
Accumulated impairment losses at January 31, 2011	—
Goodwill, net, at January 31, 2011	803,971
Goodwill acquired:(1)
Vovici	41,502
GMT	23,141
Other	30,865
Effect of changes in foreign currencies and other	(5,324)
Goodwill, net, at January 31, 2012	$894,155
Balance at January 31, 2012
Goodwill, gross, at January 31, 2012	$894,155
Accumulated impairment losses at January 31, 2012	—
Goodwill, net, at January 31, 2012	$894,155

(1)
During the fiscal years ended January 31, 2012, 2011 and 2010, goodwill related to certain acquisitions was adjusted due to earn-out payments or recoveries, tax adjustments and a lease abandonment settlement.

The Company tests goodwill for impairment annually as of November 1 or more frequently if events or circumstances indicate the potential for an impairment exists. The Company performed its goodwill impairment tests for each of its reporting units as of November 1, 2011, 2010 and 2009.

Intangible Assets, Net	12 Months Ended
Jan. 31, 2012
Finite-Lived Intangible Assets [Abstract]
Intangible Assets, Net
INTANGIBLE ASSETS, NET
Acquired intangible assets as of January 31, 2012 and 2011 are as follows:

		January 31,
	Useful Life	2012	2011
		(In thousands)
Gross carrying amount:
Intangible assets with finite lives:
Acquired technology	2 to 7 years	$94,027	$66,794
Customer relationships	4 to 10 years	225,554	198,106
Trade names	3 to 5 years	12,824	9,552
Non-competition agreements	3 to 10 years	5,779	5,215
Distribution network	10 years	2,440	2,440
Backlog	3 years	843	—
Total intangible assets with finite lives		341,467	282,107
In-process research and development with indefinite lives		2,500	—
		343,967	282,107
Accumulated amortization:
Acquired technology		49,732	37,579
Customer relationships		95,173	74,412
Trade names		9,805	9,177
Non-competition agreements		3,656	2,760
Distribution network		1,352	1,108
Backlog		19	—
		159,737	125,036
Total		$184,230	$157,071

Acquired intangible assets, net relates to Verint segment for all the periods presented.
Amortization of intangible assets was $35.3 million, $30.6 million and $30.3 million for the fiscal years ended January 31, 2012, 2011 and 2010, respectively. In connection with its testing of goodwill, the Company also tested long-lived assets, including finite-lived intangible assets. The Company did not record an impairment charge related to finite-lived intangible assets for the fiscal years ended January 31, 2012 and 2011.
Estimated future amortization expense on finite-lived acquisition-related intangible assets for each of the five succeeding fiscal years and thereafter is as follows:

Fiscal Years Ending January 31,	(In thousands)
2013	$39,577
2014	34,412
2015	30,981
2016	29,643
2017	26,881
2018 and thereafter	20,236
$181,730

Other Assets	12 Months Ended
Jan. 31, 2012
Other Assets, Noncurrent Disclosure [Abstract]
Other Assets
OTHER ASSETS
Other assets as of January 31, 2012 and 2011 consist of:

	January 31,
	2012	2011
	(In thousands)
Deposits	$5,427	$6,175
Deferred financing costs, net	14,060	9,725
Capitalized software costs, net of accumulated amortization of $21,437 and $17,891, respectively	5,846	6,787
Long-term tax receivable	472	477
Long-term indemnification asset	4,689	—
Note receivable from Comverse, Inc.	8,536	7,019
Other	5,369	5,537
	$44,399	$35,720

Capitalized Software Costs
Included in other assets are capitalized software costs, which represent costs incurred primarily to develop Verint’s commercial software products. The roll forward of net capitalized software costs is as follows:

	Fiscal Years Ended January 31,
	2012	2011
	(In thousands)
Capitalized software costs, net, beginning of year	$6,787	$8,530
Software costs capitalized during the year	3,399	2,527
Amortization of software costs	(4,135)	(4,236)
Effect of changes in foreign currencies and other	(205)	(34)
Capitalized software costs, net, end of year	$5,846	$6,787

Accounts Payable and Accrued Expenses	12 Months Ended
Jan. 31, 2012
Accounts Payable and Accrued Liabilities [Abstract]
Accounts Payable and Accrued Expenses
ACCOUNTS PAYABLE AND ACCRUED EXPENSES
Accounts payable and accrued expenses as of January 31, 2012 and 2011 consist of:

	January 31,
	2012	2011
	(In thousands)
Accrued compensation and benefits	$59,219	$59,622
Accounts payable	58,156	51,553
Accrued legal, audit and professional fees	10,681	13,343
Accrued taxes-other than income taxes	12,073	8,900
Accrued commissions	4,954	7,511
Accrued contingent consideration	10,182	2,194
Other accrued expenses (1)	33,479	27,733
	$188,744	$170,856

(1)	Includes liabilities related to the Company’s 401(k) Plans.
Each of CTI and Verint maintains a 401(k) plan for its full-time employees. These plans allow eligible employees to elect to contribute up to 60% of their annual compensation, subject to the prescribed maximum amount. The respective company matches employee contributions at a rate of 50%, limited to a maximum annual matched contribution of $2,000 per employee. Employee contributions are always fully vested. The respective company’s matching contributions for each year vest on the last day of the calendar year providing the employee remains employed with the respective company on that day. The Company’s matching contributions to the 401(k) plan amounted to $1.5 million, $1.4 million, and $1.3 million for each of the fiscal years ended January 31, 2012, 2011 and 2010, respectively.

Debt	12 Months Ended
Jan. 31, 2012
Debt Disclosure [Abstract]
Debt
DEBT
As of January 31, 2012 and 2011, debt is comprised of the following:

	January 31,
	2012	2011
	(In thousands)
Convertible debt obligations	$2,195	$2,195
Term loan - new credit agreement:
Gross loan	597,000	—
Unamortized debt discount on term loan	(2,685)	—
Other debt	3,064	—
Term loan - prior facility	—	583,234
Total debt	599,574	585,429
Less: current portion	8,423	2,195
Total long-term debt	$591,151	$583,234

Convertible Debt Obligations
As of January 31, 2012 and 2011, CTI had $2.2 million aggregate principal amount of outstanding Convertible Debt Obligations (the “Convertible Debt Obligations”). The Convertible Debt Obligations are not secured by any assets of the Company and are not guaranteed by any of CTI's subsidiaries.
Each $1,000 principal amount of the Convertible Debt Obligations is convertible, at the option of the holder upon certain circumstances, into shares of CTI's common stock at a conversion price of $17.9744 per share (equal to a conversion rate of 55.6347 shares per $1,000 principal amount of Existing Convertible Debt Obligations), subject to adjustment for certain events.
The Convertible Debt Obligations are convertible upon the occurrence of certain events, including during any period, if following the date on which the credit rating assigned to the Convertible Debt Obligations by S&P is lower than “B-” or upon the withdrawal or suspension of the Convertible Debt Obligations rating at CTI's request. On August 19, 2010, S&P discontinued rating the Convertible Debt Obligations at which time they became convertible. Accordingly, the Convertible Debt Obligations are classified as current liabilities as of January 31, 2012 and 2011. The required redemption obligations in the succeeding five fiscal years are not significant to the Company.
Verint Credit Facilities
On May 25, 2007, Verint entered into a $675.0 million secured credit agreement (the "Prior Facility") with a group of banks to fund a portion of the acquisition of Witness Systems, Inc. ("Witness"). The Prior Facility comprised of a $650.0 million seven-year term loan facility and a $25.0 million six-year revolving line of credit. The borrowing capacity under the revolving line of credit was increased to $75.0 million in July 2010.
On April 29, 2011, Verint entered into a credit agreement (the “New Credit Agreement”) with a group of lenders (the “Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”) and concurrently terminated the Prior Facility.
The New Credit Agreement provides for $770.0 million of secured senior credit facilities, comprised of a $600.0 million term loan maturing in October 2017 (the “Term Loan Facility”) and a $170.0 million revolving credit facility maturing in April 2016 (the “Revolving Credit Facility”), subject to increase (up to a maximum increase of $300.0 million) and reduction from time to time according to the terms of the New Credit Agreement. As of January 31, 2012, Verint had no outstanding borrowings under the Revolving Credit Facility.
The majority of the Term Loan Facility proceeds were used to repay all $583.2 million of outstanding term loan borrowings under the Prior Facility at the closing date of the New Credit Agreement. There were no outstanding borrowings under the prior revolving credit facility at the closing date.
The New Credit Agreement included an original issuance Term Loan Facility discount of 0.50%, or $3.0 million, resulting in net Term Loan Facility proceeds of $597.0 million. This discount is being amortized as interest expense over the term of the Term Loan Facility using the effective interest method.
Loans under the New Credit Agreement bear interest, payable quarterly or, in the case of Eurodollar loans with an interest period of three months or shorter, at the end of any interest period, at a per annum rate of, at Verint's election:

•
in the case of Eurodollar loans, the Adjusted London Interbank Offered (“LIBO”) Rate plus 3.25% (or if Verint's corporate ratings are at least BB- and Ba3 or better, 3.00%). The “Adjusted LIBO Rate” is the greater of (i) 1.25% per annum and (ii) the product of the LIBO Rate and Statutory Reserves (both as defined in the New Credit Agreement), and

•
in the case of Base Rate loans, the Base Rate plus 2.25% (or if Verint's corporate ratings are at least BB- and Ba3 or better, 2.00%). The “Base Rate” is the greatest of (i) the Agent's prime rate, (ii) the Federal Funds Effective Rate (as defined in the New Credit Agreement) plus 0.50% and (iii) the Adjusted LIBO Rate for a one-month interest period plus 1.00%.

Verint incurred debt issuance costs of $14.8 million associated with the New Credit Agreement, which have been deferred and classified within “Other assets.” The deferred costs are being amortized as interest expense over the term of the New Credit Agreement. Deferred costs associated with the Term Loan Facility were $10.2 million, and are being amortized using the effective interest rate method. Deferred costs associated with the Revolving Credit Facility were $4.6 million and are being amortized on a straight-line basis.
At the closing date of the New Credit Agreement, there were $9.0 million of unamortized deferred costs associated with the Prior Facility. Upon termination of the Prior Facility and repayment of the prior term loan, $8.1 million of these fees were expensed as a loss on extinguishment of debt. The remaining $0.9 million of these fees were associated with Lenders that provided commitments under both the new and the prior revolving credit facilities, which remained deferred and are being amortized over the term of the New Credit Agreement.
During the fiscal year ended January 31, 2012, Verint incurred $0.5 million of fees to secure waivers of certain provisions of the New Credit Agreement which allowed it to structure the financing for one of its business combinations in a favorable manner, $0.2 million of which were deferred and will be amortized over the remaining term of the New Credit Agreement and $0.3 million of which were expensed as incurred.
As of January 31, 2012, the interest rate on the Term Loan Facility was 4.50%. Including the impact of the 0.50% original issuance Term Loan Facility discount and the deferred debt issuance costs, the effective interest rate on Verint's Term Loan Facility was approximately 4.91% as of January 31, 2012.
Verint incurred interest expense on borrowings under its credit facilities of $28.1 million, $26.2 million and $22.6 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively. Verint also recorded $2.8 million, $2.8 million and $1.9 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively, for amortization of deferred debt issuance costs, which is reported within "Interest expense." Included in the deferred debt-related cost amortization for the fiscal years ended January 31, 2011 and 2010 were $0.3 million and $0.1 million, respectively, of additional amortization associated with unscheduled principal repayments in those fiscal years. During the fiscal year ended January 31, 2012, Verint also recorded $0.3 million for amortization of the original issuance term loan discount, which is reported within “Interest expense.”
Verint is required to pay a commitment fee with respect to undrawn availability under the Revolving Credit Facility, payable quarterly, at a rate of 0.50% per annum, and customary administrative agent and letter of credit fees.
The New Credit Agreement requires Verint to make term loan principal payments of $1.5 million per quarter through August 2017, beginning in August 2011, with the remaining balance due in October 2017. Optional prepayments of the loans are permitted without premium or penalty, other than customary breakage costs associated with the prepayment of loans bearing interest based on LIBO Rates and a 1.0% premium applicable in the event of a Repricing Transaction (as defined in the New Credit Agreement) prior to April 30, 2012. The loans are also subject to mandatory prepayment requirements with respect to certain asset sales, excess cash flow (as defined in the New Credit Agreement), and certain other events. Prepayments are applied first to the eight immediately following scheduled term loan principal payments, and then pro rata to other remaining scheduled term loan principal payments, if any, and thereafter as otherwise provided in the New Credit Agreement.
Verint Systems' obligations under the New Credit Agreement are guaranteed by substantially all of Verint's domestic subsidiaries and certain foreign subsidiaries that have elected to be disregarded for U.S. tax purposes and are secured by security interests in substantially all assets of Verint and its guarantor subsidiaries, subject to certain exceptions. Verint's obligations under the New Credit Agreement are not guaranteed by CTI and are not secured by any of CTI's assets.
The New Credit Agreement contains customary negative covenants for credit facilities of this type, including limitations on Verint and its subsidiaries with respect to indebtedness, liens, nature of business, investments and loans, distributions, acquisitions, dispositions of assets, sale-leaseback transactions and transactions with affiliates. Accordingly, the New Credit Agreement precludes Verint Systems from paying cash dividends and limits its ability to make asset distributions to its stockholders, including CTI. The New Credit Agreement also contains a financial covenant that requires Verint to maintain a Consolidated Total Debt to Consolidated Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) (each as defined in the New Credit Agreement) leverage ratio until July 31, 2013 of no greater than 5.00 to 1 and, thereafter, of no greater than 4.50 to 1. The limitations imposed by the covenants are subject to certain exceptions. As of January 31, 2012, Verint was in compliance with such requirements.
The New Credit Agreement also contains a number of affirmative covenants, including a requirement that Verint submit consolidated financial statements to the Lenders within certain periods after the end of each fiscal year and quarter.
The New Credit Agreement provides for customary events of default with corresponding grace periods, including failure to pay principal or interest under the New Credit Agreement when due, failure to comply with covenants, any representation or warranty made by Verint proving to be inaccurate in any material respect, defaults under certain other indebtedness of Verint or its subsidiaries, a Change of Control (as defined in the New Credit Agreement) of Verint, and certain insolvency or receivership events affecting Verint or its significant subsidiaries. Upon an event of default, all of Verint's indebtedness under the New Credit Agreement may be declared immediately due and payable, and the Lenders' commitments to provide loans under the New Credit Agreement may be terminated.
Other Verint Indebtedness
In connection with Verint's August 2, 2011 business combination, Verint assumed approximately $3.3 million of development bank and government debt in the Americas region. This debt is payable-in-periods through February 2017 and bears interest at varying rates. As of January 31, 2012, the majority of this debt bears interest at an annual rate of 7.00%. The carrying value of this debt was approximately $3.1 million as of January 31, 2012.
Debt maturities
The Company’s debt maturities are as follows:

Fiscal years ending January 31:
(In thousands)
2013	$8,423
2014	6,624
2015	6,735
2016	6,706
2017	6,771
2018 and thereafter	567,000
$602,259

Derivatives and Financial Instruments	12 Months Ended
Jan. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives And Financial Instruments
DERIVATIVES AND FINANCIAL INSTRUMENTS
The Company entered into derivative arrangements to manage a variety of risk exposures during the fiscal years ended January 31, 2012, 2011 and 2010, including interest rate risk associated with Verint’s Prior Facility and foreign currency risk related to forecasted foreign currency denominated payroll costs at the Company’s Verint subsidiary. The Company assessed the counterparty credit risk for each party related to its derivative financial instruments for the periods presented.
Forward Contracts
During the fiscal years ended January 31, 2012, 2011 and 2010, Verint entered into short-term foreign currency forward contracts to mitigate risk of fluctuations in foreign currency exchange rates primarily relating to compensation and related expenses denominated in currencies other than USD, primarily the NIS and Canadian dollar. Verint also periodically utilizes foreign currency forward contracts to manage exposure resulting from forecasted customer collections to be remitted in currencies other than applicable functional currency. Verint’s joint venture, which has a Singapore dollar functional currency, also utilizes foreign exchange forward contracts to manage its exposure to exchange rate fluctuations related to settlement of liabilities denominated in USD. Certain of these foreign currency forward contracts were not designated as hedging instruments under the FASB’s guidance, and therefore, gains and losses from changes in their fair values were reported in “Other income (expense), net” in the consolidated statements of operations. Changes in the fair value of effective forward contracts qualifying for cash flow hedge accounting under the FASB’s guidance are recorded as part of other comprehensive income (loss) in the consolidated statements of equity. Such amounts are reclassified to the consolidated statements of operations when the effects of the item being hedged are recognized in the consolidated statements of operations. The Verint derivatives outstanding as of January 31, 2012 are short-term in nature and generally have maturities of no longer than twelve months although occasionally Verint will execute a contract that extends beyond twelve months depending upon the nature of underlying risk.
Interest Rate Swap Agreement
On May 25, 2007, concurrently with entry into its Prior Facility, Verint executed a pay-fixed/receive-variable interest rate swap agreement with a multinational financial institution to mitigate a portion of the risk associated with variable interest rates on the term loan under the Prior Facility. The original term of the interest rate swap agreement extended through May 2011. On July 30, 2010, Verint terminated the interest rate swap agreement in exchange for a payment of $21.7 million to the counterparty. Verint recorded a $3.1 million loss on the interest rate swap for the fiscal year ended January 31, 2011. The interest rate swap agreement was not designated as a hedging instrument under derivative accounting guidance, and gains and losses from changes in its fair value were therefore reported in “Other (expense) income, net” in the consolidated statements of operations.
The following tables as of January 31, 2012 and 2011 summarize the Company’s derivative positions and their respective fair value:

	January 31, 2012
Type of Derivative	Notional Amount	Balance Sheet Classification	Fair Value
	(In thousands)
Assets
Derivatives designated as hedging instruments
Short-term foreign currency forward	62,719	Prepaid expenses and other current assets	$978
Total assets			$978
Liabilities
Derivatives not designated as hedging instruments
Short-term foreign currency forward	14,510	Other current liabilities	$303
Derivatives designated as hedging instruments
Short-term foreign currency forward	16,907	Other current liabilities	227
Total liabilities			$530

	January 31, 2011
Type of Derivative	Notional Amount	Balance Sheet Classification	Fair Value
		(In thousands)
Assets
Derivatives designated as hedging instruments
Short-term foreign currency forward	$4,895	Prepaid expenses and other current assets	$88
Total assets			$88
Liabilities
Derivatives not designated as hedging instruments
Short-term foreign currency forward	24,904	Other current liabilities	$1,490
Derivatives designated as hedging instruments
Short-term foreign currency forward	21,250	Other current liabilities	396
Total liabilities			$1,886

The following tables summarize the Company’s classification of gains and losses on derivative instruments for the fiscal years ended January 31, 2012, 2011, and 2010:

	Fiscal Year Ended January 31, 2012
	Gain (Loss)
Type of Derivative	Recognized in Other Comprehensive Income (Loss)	Reclassified from Accumulated Other Comprehensive Income (Loss) into Statement of Operations (1)	Recognized in Other Income (Expense), Net
	(In thousands)
Derivatives not designated as hedging instruments
Foreign currency forward	$—	$—	$(896)
Derivatives designated as hedging instruments
Foreign currency forward	160	(373)	—
Total	$160	$(373)	$(896)

	Fiscal Year Ended January 31, 2011
	Gain (Loss)
Type of Derivative	Recognized in Other Comprehensive Income (Loss)	Reclassified from Accumulated Other Comprehensive Income (Loss) into Statement of Operations (1)	Recognized in Other Income (Expense), Net
	(In thousands)
Derivatives not designated as hedging instruments
Foreign currency forward	$—	$—	$(2,761)
Interest rate swap	—	—	(3,102)
Derivatives designated as hedging instruments
Foreign currency forward	714	925	—
Total	$714	$925	$(5,863)

	Fiscal Year Ended January 31, 2010
	Gain (Loss)
Type of Derivative	Recognized in Other Comprehensive Income (Loss)	Reclassified from Accumulated Other Comprehensive Income (Loss) into Statement of Operations (1)	Recognized in Other Income (Expense), Net
	(In thousands)
Derivatives not designated as hedging instruments
Foreign currency forward	$—	$—	$(1,118)
Interest rate swap	—	—	(13,591)
Derivatives designated as hedging instruments
Foreign currency forward	3,045	3,042	—
Total	$3,045	$3,042	$(14,709)

(1)	Amounts reclassified from accumulated other comprehensive income (loss) into the statement of operations are classified as operating expenses.
The components of other comprehensive income (loss), including discontinued operations, related to cash flow hedges are as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Accumulated OCI related to cash flow hedges, beginning of year	$748	$785	$(3,028)
Unrealized gains on cash flow hedges	2,444	2,412	9,470
Reclassification adjustment for gains included in net loss	(2,016)	(2,677)	(5,655)
Changes in accumulated OCI on cash flow hedges, before tax	428	(265)	3,815
Other comprehensive (income) loss attributable to noncontrolling interest	(514)	169	(2)
Deferred income tax (provision) benefit	(148)	59	—
Changes in accumulated OCI on cash flow hedges, net of tax	(234)	(37)	3,813
Accumulated OCI related to cash flow hedges, end of year	$514	$748	$785

Fair Value Measurements	12 Months Ended
Jan. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
FAIR VALUE MEASUREMENTS
Assets and Liabilities Measured at Fair Value on a Recurring Basis
The fair value of financial instruments is estimated by the Company, using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.
Commercial paper. The Company uses quoted prices for similar assets and liabilities.
Money Market Funds. The Company values these assets using quoted market prices for such funds.
ARS. The Company determines the fair value of ARS on a quarterly basis by utilizing a discounted cash flow model, which considers, among other factors, assumptions about the (i) underlying collateral, (ii) credit risk associated with the issuer, and (iii) contractual maturity. The discounted cash flow model considers contractual future cash flows, representing both interest and principal payments. Future interest payments were projected using U.S. Treasury and swap curves over the remaining term of the ARS in accordance with the terms of each specific security and principal payments were assumed to be made at an estimated contractual maturity date taking into account applicable prepayments. Yields used to discount these payments were determined based on the specific characteristics of each security. Key considerations in the determination of the appropriate discount rate include the securities’ remaining term to maturity, capital structure subordination, quality and level of collateralization, complexity of payout structure, credit rating of the issuer, and the presence or absence of additional insurance.
Contingent Consideration. The Company values contingent consideration using an estimated probability-adjusted discounted cash flow model. The fair value measurements are based on significant inputs not observable in the market. The key assumptions used in these models are discount rates and the probabilities assigned to the milestones to be achieved. The fair value of contingent consideration is re-measured at each reporting period, and any changes in fair value resulting from either the passage of time or events occurring after the acquisition date, such as changes in the probability of achieving the performance target, are recorded in earnings.
Derivative assets and liabilities. The fair value of derivative instruments is based on quotes or data received from counterparties and third party financial institutions. These quotes are reviewed for reasonableness by discounting the future estimated cash flows under the contracts considering the terms and maturities of the contracts and markets rates for similar contracts using readily observable market prices thereof.
The following tables present financial instruments according to the fair value hierarchy as defined by the FASB’s guidance as of January 31, 2012 and 2011:
Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis as of January 31, 2012

	January 31, 2012
	Quoted Prices to Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value
	(In thousands)
Financial Assets:
Money market funds (1)	$207,950	$—	$—	$207,950
Auction rate securities	—	—	272	272
Derivative assets	—	978	—	978
	$207,950	$978	$272	$209,200
Financial Liabilities:
Derivative liabilities	$—	$530	$—	$530
Contingent consideration liability for business combination	—	—	38,646	38,646
	$—	$530	$38,646	$39,176
Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis as of January 31, 2011

	January 31, 2011
	Quoted Prices to Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value
	(In thousands)
Financial Assets:
Money market funds (1)	$186,414	$—	$—	$186,414
Auction rate securities	—	—	72,441	72,441
Derivative assets	—	88	—	88
	$186,414	$88	$72,441	$258,943
Financial Liabilities:
Derivative liabilities	$—	$1,886	$—	$1,886
Contingent consideration liability for business combination	—	—	3,686	3,686
	$—	$1,886	$3,686	$5,572

(1)
As of January 31, 2012, $205.8 million of money market funds were classified in “Cash and cash equivalents” and $2.1 million were classified in “Restricted cash and bank time deposits” within the consolidated balance sheets. As of January 31, 2011, $153.0 million of money market funds were classified in “Cash and cash equivalents” and $33.4 million of money market funds were classified in “Restricted cash and bank time deposits” within the consolidated balance sheets.

As of January 31, 2012 and 2011, $9.4 million of commercial paper for each date were classified in "Current assets of discontinued operations" and derivative assets of $0.4 million and $0.9 million, respectively, were classified in "Current assets of discontinued operations". The table above does not reflect these assets.
The following table is a summary of changes in the fair value of the level 3 financial assets and liabilities during the fiscal years ended January 31, 2012 and 2011:

	Level Three Financial Assets and Liabilities
	Fiscal Years Ended January 31,
	2012		2011
	Asset	Liability	Asset	Liability
	(In thousands)
Beginning balance	$72,441	$3,686	$114,650	$—
Sales	(49,150)	—	(56,320)	—
Redemptions	(25,800)	—	(900)	—
Change in realized and unrealized gains included in other income (expense), net	24,412	—	23,810	—
Change in unrealized (losses) gains and reclassification adjustments net of tax included in other comprehensive income	(21,631)	—	(8,392)	—
Impairment charges	—	—	(407)	—
Contingent consideration liability recorded for business combination	—	42,404	—	3,424
Payments of contingent consideration	—	(4,107)	—	—
Change in fair value recorded in operating expenses	—	(3,337)	—	262
Ending balance	$272	$38,646	$72,441	$3,686

The Company did not recognize any transfers between levels of fair value measurement hierarchy during the fiscal years ended January 31, 2012 and 2011.
Assets and Liabilities Not Measured at Fair Value on a Recurring Basis
In addition to assets and liabilities that are measured at fair value on a recurring basis, the Company also measures certain assets and liabilities at fair value on a nonrecurring basis. The Company measures non-financial assets, including goodwill, intangible assets and property and equipment, at fair value when there is an indication of impairment. These assets are recorded at fair value only when an impairment charge is recognized. The Company also elected not to apply the fair value option for non-financial assets and non-financial liabilities. For further details regarding impairment reviews see Note 1, Organization, Business and Summary of Significant Accounting Policies.
The following table presents the fair value of financial instruments which are carried at cost in the consolidated balance sheets as of January 31, 2012 and 2011:

	Fiscal Years Ended January 31,
	2012		2011
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In thousands)
Liabilities:
Term loan	$594,315	$597,000	$583,234	$586,200
Other debt	3,064	3,064	—	—
Convertible debt obligations	2,195	769	2,195	801

The carrying amounts of cash and cash equivalents, restricted cash and bank time deposits, accounts receivable and accounts payable are reasonable estimates of their fair value.
As of January 31, 2012, the carrying amount of the term loan under Verint's New Credit Agreement was $594.3 million and the estimated fair value was $597.0 million. As of January 31, 2011, the carrying amount of the term loan under the Prior Facility was $583.2 million and the estimated fair value was $586.2 million. The estimated fair values are based upon the estimated bid and ask prices as determined by the agent responsible for the syndication of Verint's term loan.
In connection with Verint's August 2, 2011 business combination, the Company assumed approximately $3.3 million of development bank and government debt in the Americas region. The carrying value of this debt was approximately $3.1 million at January 31, 2012, which approximates its fair value.
The carrying amount of Convertible Debt Obligations reported in the consolidated balance sheet as of January 31, 2012 and 2011 was $2.2 million. The Company has determined their fair value as of January 31, 2012 and 2011 to be $0.8 million.

Leases	12 Months Ended
Jan. 31, 2012
Leases [Abstract]
Leases
LEASES
The Company leases office and warehouse space, as well as certain equipment and vehicles, under non-cancelable operating leases. Gross rent expense recognized in income (loss) from continuing operations was $17.2 million, $14.3 million and $14.1 million in the fiscal years ended January 31, 2012, 2011 and 2010, respectively. Sublease income was $0.4 million, $0.1 million and $0.1 million in the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
The majority of the Company’s leases include options that allow it to renew or extend the lease term beyond the initial lease period, subject to terms and conditions agreed upon at the inception of the lease. Such terms and conditions include rental rates agreed upon at the inception of the lease that could represent below-or above-market rental rates later in the life of the lease, depending upon market conditions at the time of such renewal or extension.
In November 2011, Verint executed a lease agreement for a new facility in Alpharetta, Georgia. This new facility will be occupied in connection with the expiration of Verint's existing facility lease in Roswell, Georgia at the end of November 2012, and will also include the consolidation of the Atlanta, Georgia office of GMT, which Verint acquired in October 2011. The lease term extends through September 2026. The aggregate minimum lease commitment over the term of this new lease, excluding operating expenses, is approximately $36.1 million.
The Company has entered into various sublease agreements to lease excess space. As of January 31, 2012, the minimum annual rent obligations (excluding taxes, maintenance and other pass-throughs), sublease income to be received under non-cancelable subleases, and minimum net rentals of the Company's continuing operations are as follows for the fiscal years ending January 31:

(In thousands)	Minimum Lease Commitments	Noncancellable Subleases	Minimum Net Rentals
2013	$14,259	$(550)	$13,709
2014	10,295	(545)	9,750
2015	10,747	(521)	10,226
2016	9,598	(536)	9,062
2017	6,785	(553)	6,232
2018 and thereafter	35,738	(46)	35,692
	$87,422	$(2,751)	$84,671

Other Long-Term Liabilities	12 Months Ended
Jan. 31, 2012
Other Long-term Debt [Abstract]
Other Long-Term Liabilities
OTHER LONG-TERM LIABILITIES
Other long-term liabilities as of January 31, 2012 and 2011 consist of the following:

	January 31,
	2012	2011
	(In thousands)
Liability for severance pay	$3,027	$3,279
Tax contingencies	23,693	20,464
Contingent consideration	28,494	1,492
Other long-term liabilities	4,952	7,267
	$60,166	$32,502

Under Israeli law, the Company is obligated to make severance payments to employees of its Israeli subsidiaries on the basis of each individual’s current salary and length of employment. The Company’s liability for severance pay is calculated pursuant to Israel’s Severance Pay Law based on the most recent monthly salary of the employee multiplied by the number of years of employment, as of the balance sheet date.

Research and Development Arrangements	12 Months Ended
Jan. 31, 2012
Research and Development Expense [Abstract]
Research and Development Arrangements
RESEARCH AND DEVELOPMENT ARRANGEMENTS
A portion of the Company’s research and development operations are located in Israel, where certain of the Company’s subsidiaries derive benefits from participation in programs sponsored by the Government of Israel for the support of research and development activities in Israel. Certain of the Company’s research and development activities include projects partially funded by the Office of the Chief Scientist of the Ministry of Industry and Trade of the State of Israel (the “OCS”) under which the funding organization reimburses a portion of the Company’s research and development expenditures under approved project budgets. Although the Government of Israel does not own proprietary rights in the OCS-funded Products and there is no specific restriction by the OCS with regard to the export of the OCS-funded Products, under certain circumstances, there may be limitations on the ability to transfer technology, know-how and manufacture OCS-funded Products outside of Israel. Such limitations could result in the requirement to pay increased royalties or a redemption fee calculated according to the applicable regulations.
The Company’s gross research and development expenses for the fiscal years ended January 31, 2012, 2011 and 2010 were $115.7 million, $100.8 million and $86.7 million, respectively. Amounts reimbursable by the OCS and others for the fiscal years ended January 31, 2012, 2011 and 2010, were $4.7 million, $4.3 million and $2.9 million, respectively, which were recorded as a reduction to gross research and development expenses within “Research and development, net.”

Stock-Based Compensation	12 Months Ended
Jan. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
STOCK-BASED COMPENSATION
Stock-based compensation expense associated with awards made by CTI and its subsidiaries is included in the Company’s consolidated statements of operations as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Stock options:
Product costs	$124	$745	$543
Service costs	292	2,543	3,099
Research and development, net	464	4,195	4,505
Selling, general and administrative	2,376	13,783	12,248
	3,256	21,266	20,395
Restricted/Deferred stock awards:
Product costs	760	850	759
Service costs	2,132	2,069	1,444
Research and development, net	2,596	2,886	3,455
Selling, general and administrative	24,207	26,544	25,582
	29,695	32,349	31,240
Total	$32,951	$53,615	$51,635

Stock-based compensation expense associated with awards granted by CTI and options granted by Starhome to Comverse's and Starhome's employees are included in discontinued operations and therefore not presented in the table above. For the fiscal years ended January 31, 2012, 2011 and 2010, such stock-based compensation expense was $4.1 million, $3.8 million and $6.0 million, respectively.
Consolidated stock-based compensation expense consists of expense recognized for awards related to separate CTI and Verint stock incentive plans. The following table presents the Company’s stock-based compensation expense included in the consolidated statements of operations based on the underlying subsidiary's plans for the fiscal years ended January 31, 2012, 2011 and 2010:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Stock options:
CTI (1)	$302	$16	$2,610
Verint (2)	3,256	21,237	20,320
Starhome	376	1,161	1,474
	3,934	22,414	24,404
Restricted/Deferred stock awards:
CTI (1)	8,444	9,402	9,344
Verint (2)	24,655	25,582	23,917
	33,099	34,984	33,261
Total	$37,033	$57,398	$57,665

(1)
Stock options to purchase CTI’s common stock, deferred stock unit awards and restricted stock unit awards were awarded to employees and directors of CTI’s subsidiaries, including employees of Verint, Comverse and Starhome. Accordingly, the related stock-based compensation expense has been recognized in the respective subsidiary statements of operations.

(2)
Verint’s stock-based compensation expense consists of stock options to purchase Verint common stock, Verint phantom stock units, Verint stock bonus program and Verint restricted stock awards and restricted stock units.

Net excess tax benefits resulting from Verint's stock incentive plans were $0.7 million for the fiscal year ended January 31, 2012. No excess tax benefits were recognized by Verint for the fiscal years ended January 31, 2011 and 2010.
The following is a discussion of the material stock-based compensation plans of the Company.
CTI Plans
Overview of CTI’s Stock Incentive Plans
CTI granted stock options, deferred stock unit (“DSUs”) awards and restricted stock unit ("RSUs") awards under its various stock incentive plans during the fiscal years ended January 31, 2012, 2011 and 2010. The plans generally permit the issuance of incentive and non-qualified stock options, DSU awards, RSU awards, restricted stock and stock appreciation rights (“SARs”) to employees, officers and directors of CTI and its subsidiaries and terminate in ten years. Termination of a plan does not affect awards outstanding under such plan. These plans generally provide that unexercised options expire within 90 days of termination of service from the Company. Under CTI's 2011 Stock Incentive Compensation plan (or the 2011 plan) stock options may be granted with an exercise price of not less than the fair market value of the underlying shares. Under CTI's other plans (i) stock options which are designated as “incentive stock options” may be granted with an exercise price of not less than the fair market value of the underlying shares on the date of grant and are subject to certain limitations specified in Section 422 of the Internal Revenue Code and (ii) stock options that are not intended to qualify as incentive stock options may be granted at a price below fair market value. The stock options and the underlying shares are subject to adjustment in accordance with the terms of the plans in the event of stock dividends, recapitalizations and similar transactions. Stock options, DSUs and RSUs generally vest over a three or four-year period from the date of grant with the right to exercise up to a maximum term of ten years for all stock options granted. The stock-based compensation expense is recognized on a straight-line basis over the life of vesting period, reduced by estimated forfeitures. Upon exercise of stock options, issuance of restricted stock and issuance in settlement of DSU and RSU awards, or issuance of shares under the stock incentive plans, CTI issues authorized but unissued common stock.
1996 Stock Option Plan
CTI’s 1996 Stock Option Plan provided that stock options that qualify as incentive stock options under Section 422A of the Internal Revenue Code may be granted to key employees and non-qualifying options may be granted to other employees, independent contractors or directors of the Company. The plan authorized up to 3 million shares of CTI’s common stock to be granted. The plan provided that for qualified awards the exercise price was based on fair value of CTI’s common stock at the date of the grant, except for the individuals who hold 10% or more interest in CTI, for whom the exercise price should not be less than 110% of the share price. The plan also provided that for non-qualified awards, the exercise price was not to be lower than $0.10 per share. Due to the lapse of ten years from the date of approval, no awards may be granted by CTI under the plan.
Boston Technology, Inc. 1996 Stock Option Plan
The plan authorized the granting of awards in the form of stock options, both qualified and non-qualified, CTI’s common stock in the form of DSUs, restricted and unrestricted stock awards and SARs. The plan authorized up to 5.85 million shares or options to purchase shares of CTI’s common stock to be granted. The plan provided that for qualified stock option awards, the exercise price be based on the fair value of CTI’s common stock at the date of the grant, except for the individuals who hold more than a 10% interest in CTI, for whom the exercise price should not be less than 110% of the share price. Due to the lapse of ten years from the date of approval, no awards may be granted by CTI under the plan.
1997 and 1999 Stock Incentive Compensation Plans
CTI’s 1997 and 1999 Stock Incentive Compensation Plans, authorized the granting of awards in the form of stock options, both qualified and non-qualified, as well as CTI’s common stock in the form of DSU and restricted stock awards. Additionally, the plan provided that SARs may be issued to any officer or other key employee of the Company. The plans authorized up to 7.5 million and 7.0 million shares or options, respectively, to purchase shares of CTI’s common stock to be granted. The plans provided that for qualified awards the exercise price be based on the fair value of CTI’s common stock at the date of the grant, except for the individuals who hold 10% or more interest in CTI, for whom the exercise price should not be less than 110% of the share price. The plans also provided that the exercise price for the non-qualified awards in the form of stock options may be less than the fair market value of CTI’s common stock at the date of the grant as determined by the compensation committee. Due to the lapse of ten years from the dates of approval, no awards may be granted by CTI under these plans.
2000, 2001, 2004 and 2005 Stock Incentive Compensation Plans
CTI’s 2000 and 2001 Stock Incentive Compensation Plan authorized, and the 2004 and 2005 Stock Incentive Compensation Plans authorize the granting of awards in the form of stock options, both qualified and non-qualified, as well as CTI’s common stock in the form of DSUs and restricted stock awards. Additionally, under the plans, SARs may be issued to any officer or other key employee of the Company. The 2000 and 2001 plans authorized up to 9.0 million and 9.7 million and the 2004 and 2005 plans authorize up to 2.5 million and 6.0 million shares or options to purchase shares of CTI’s common stock to be granted, respectively. The plans have a maximum term of ten years. The 2000 and 2001 plans terminated in September 2010 and June 2011, respectively, and, as such, no additional awards may be granted by CTI under such plans. The 2004 and 2005 plans are scheduled to terminate in June 2014 and 2015, respectively. The plans provide that for qualified awards the exercise price be based on the fair value of CTI’s common stock at the date of the grant, except for the individuals who hold a 10% or more interest in CTI, for whom the exercise price should not be less than 110% of the share price. The plans also provide that the exercise price for the non-qualified awards in the form of stock options may be less than the fair market value of CTI’s common stock at the date of the grant, as determined by the compensation committee of CTI’s Board of Directors, provided that the discount is expressly granted in lieu of a reasonable amount of salary or bonus and the discount shall not exceed 15% of the fair market value of CTI’s common stock at the date of the grant.
2011 Stock Inventive Compensation Plan
In September 2011, CTI's Board approved the 2011 plan and such plan was approved by CTI's shareholders at the annual shareholder meeting held on November 16, 2011.
The 2011 plan provides for the issuance of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, other stock-based awards and performance-based compensation awards. A total of 22,000,000 shares of CTI's common stock are reserved for issuance under the 2011 plan. The plan is scheduled to terminate in September 2021. Options will be designated as either nonqualified stock options or incentive stock options. An option granted as an incentive stock option will, to the extent it fails to qualify as an incentive stock option, be treated as a nonqualified option. The exercise price of an option, either incentive stock option or nonqualified stock options may not be less than the fair market value of underlying shares on the date of grant, except for individuals who hold a 10% or more interest in CTI, for whom the exercise price may not be less than 110% of the share price. The term of each option may not exceed ten years (or, in the case of an incentive stock option granted to a 10% shareholder, five years). The maximum number of shares with respect to which any options may be granted to any grantee in any consecutive twelve (12) month period shall be 3,000,000 shares. In addition, the maximum number of shares with respect to which any stock appreciation rights may be granted to any grantee in any consecutive twelve (12) month period shall be 3,000,000 Shares. The maximum amount of compensation under an award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Performance-Based Compensation Awards”) (other than options and stock appreciation rights) granted to any grantee in any consecutive twelve (12) month period shall be 1,500,000 shares and the maximum amount of Performance-Based Compensation Awards granted to any grantee in any consecutive twelve (12) month period shall be $10.0 million if such Performance-Based Compensation Awards are denominated in cash rather than shares.
CTI intends to grant future equity awards solely under the 2011 plan. As of January 31, 2012, 21,909,870 shares of CTI common stock were available for issuance under such plan.
CTI's Restricted Period
As a result of the delinquency in the filing of periodic reports under the Exchange Act since April 2006, CTI had been ineligible to use its registration statements on Form S-8 for the offer and sale of equity securities, including equity securities issuable upon exercise of stock options by employees. Consequently, to ensure that it did not violate the federal securities laws, CTI prohibited the exercise of vested stock options from April 2006, until such time, as it was determined that CTI has filed all periodic reports required in a 12-month period and had an effective registration statement on Form S-8 on file with the SEC. This period is referred to as the “restricted period.” In October 2011, CTI resumed option exercises.
April 2006 Modification
During the restricted period, certain employees left the Company whose vested stock options lapsed as a result of the prohibition on exercise of the stock options during the plan-mandated post-employment exercise period. In order to accommodate these former employees, the Company extended their exercise rights with respect to their vested stock options until the later of (i) 90 days after the date of his or her termination of employment, or (ii) 30 days after the restricted period has expired. However, this accommodation did not extend any stock option’s term beyond its contractual termination date; typically ten years after the date of grant. The Company accounted for the additional time to exercise afforded to these employees as modifications of the original awards on the date the restricted period commenced. Certain individuals who received additional time to exercise were terminated employees at the time of the modification. Their modifications were accounted for using the liability method of accounting. This is referred to as the “April 2006 Modification.”
July 2006 Modification
Consistent with its commitment to employees and upon approval by its board of directors, CTI voluntarily compensated, in cash, current employees holding in-the-money options whose original 10-year terms expired during the restricted period, resulting in a modification charge. For the fiscal years ended January 31, 2012, 2011 and 2010, changes in fair value of these awards increased (decreased) the Company’s liability and compensation expense by $1.0 million, $(0.5) million and $0.2 million, respectively. CTI made de minimus cash payments for expired stock options during the fiscal years ended January 31, 2012, 2011 and 2010, respectively. This is referred to as the “July 2006 Modification.”
Liability Awards
Primarily as a result of the aforementioned decision made during the restricted period to cash settle expired CTI options held by current employees and the modification of certain CTI awards held by employees terminated before the April 2006 Modification, but who could still exercise their awards as of the April 2006 Modification, such awards were accounted for under the liability method of accounting. Under the liability method, CTI measures the award at each balance sheet date based on its estimated fair value. Compensation expense for each period thereafter is based on the change in fair value of the award. As of January 31, 2012, the Company did not have a liability related to these awards because all remaining obligations expired during the fourth quarter of the fiscal year ended January 31, 2012. As of January 31, 2011, the Company had a liability related to these awards of $0.3 million. Related stock-based compensation expense for the fiscal years ended January 31, 2012, 2011 and 2010, includes (credits) expense of $1.0 million, $(0.5) million and $0.2 million, respectively.
Restricted Awards and Stock Options
CTI grants restricted stock, DSU awards and RSU awards subject to vesting provisions (collectively, “Restricted Awards”) to certain key employees and directors. For the fiscal years ended January 31, 2012, 2011 and 2010, CTI granted Restricted Awards valued at $10.6 million, $14.4 million and $7.8 million, respectively, based on the fair market value of CTI’s common stock on the date of grant. CTI’s stock-based compensation associated with Restricted Awards, net of credits for forfeitures, for the fiscal years ended January 31, 2012, 2011 and 2010 was $8.4 million, $9.4 million and $9.3 million, respectively, and was primarily included in “Selling, general and administrative” expenses in the consolidated statements of operations.
In addition to the Restricted Awards above, CTI granted DSU awards covering an aggregate 246,200 shares of common stock with vesting and delivery conditioned upon the achievement of certain performance criteria (“Performance Awards”) in the fiscal year ended January 31, 2010. These Performance Awards were valued at $1.7 million based on the fair market value of CTI’s common stock on the date of grant. However, CTI later determined that the performance criteria were unlikely to be achieved, and no stock-based compensation expense was recorded for these awards. During the fiscal quarter ended April 30, 2010, it was determined that the performance criteria were not achieved and, accordingly, the Performance Awards were forfeited.
As of January 31, 2012, 2,705,842 stock options to purchase CTI’s common stock and 1,917,010 restricted awards were outstanding and 24,207,542 shares were available for future grant under CTI’s Stock Incentive Compensation Plans. The following table summarizes exercisable options and vested Restricted Awards:

	Stock Options Exercisable			Restricted Awards Vested
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Shares/ Units	Weighted Average Grant Date Fair Value
January 31, 2012	2,573,508	$18.37	3.2	1,240,481	$8.07
January 31, 2011	10,738,923	$17.42	3.2	740,381	$11.83
January 31, 2010	12,004,593	$18.25	3.7	594,361	$14.77

The following table presents the combined activity of all the CTI stock incentive plans for the fiscal years ended January 31, 2012, 2011 and 2010:

		Outstanding Options		Nonvested Restricted/Deferred Stock
	Shares Available for Grant	Shares (1)	Weighted Average Exercise Price	Shares	Weighted Average Grant Date Fair Value
Balance, January 31, 2009	9,961,202	12,898,673	$18.12	1,364,447	$15.81
Plan shares expired	(1,828,505)	—	—	—	—
Options granted	(903,300)	903,300	7.12	—	—
Options expired	—	(864,541)	16.06	—	—
Options forfeited	85,339	(85,339)	13.07	—	—
Deferred shares granted	(1,366,200)	—	—	1,366,200	6.92
Restricted/deferred shares vested (2)	—	—	—	(594,361)	14.77
Restricted/deferred shares forfeited	301,829	—	—	(301,829)	12.83
Balance, January 31, 2010	6,250,365	12,852,093	17.52	1,834,457	10.01
Plan shares expired	(1,300,937)	—	—	—	—
Options granted	—	—	—	—	—
Options expired	—	(1,378,687)	22.24	—	—
Options cancelled (3)	143,500	(143,500)	22.11	—	—
Options forfeited	191,915	(191,915)	7.16	—	—
Deferred shares granted	(1,700,771)	—	—	1,700,771	8.47
Restricted/deferred shares vested (2)	—	—	—	(740,381)	11.83
Restricted/deferred shares forfeited	642,030	—	—	(642,030)	8.46
Balance, January 31, 2011	4,226,102	11,137,991	17.05	2,152,817	8.63
2011 stock incentive compensation plan	22,000,000	—	—	—	—
Plan shares expired	(2,239,733)	—	—	—	—
Options granted	—	—	—	—	—
Options expired	1,121,440	(7,950,442)	17.46	—	—
Options cancelled	—	—	—	—	—
Options forfeited	104,407	(104,407)	8.00	—	—
Options exercised	—	(377,300)	5.60	—	—
Deferred shares granted	(1,450,246)	—	—	1,450,246	7.32
Restricted/deferred shares vested (2)	—	—	—	(1,240,481)	8.07
Restricted/deferred shares forfeited	445,572	—	—	(445,572)	8.01
Balance, January 31, 2012 (4)(5)	24,207,542	2,705,842	$17.81	1,917,010	$7.54

(1)	The fair value of vested stock options was $0.4 million, $0.6 million and $2.3 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively.

(2)	The total fair value of vested Restricted Awards during the fiscal years ended January 31, 2012, 2011 and 2010 was $10.0 million, $8.8 million and $8.8 million, respectively.

(3)
As part of settlement agreements of the consolidated shareholder derivative action and another separate litigation matter, 143,500 vested stock options held by former directors and a former employee were canceled in June 2010.

(4)
The outstanding stock options as of January 31, 2012 include 135,334 nonvested stock options with a weighted-average grant date fair value of $2.34, an expected term of 4 years and a total fair value of $0.3 million. The unrecognized compensation expense related to the remaining nonvested stock options was $0.1 million which is expected to be recognized over a weighted-average period of 0.33 years. The cash received from the exercise of CTI stock options was $2.1 million during the fiscal year ended January 31, 2012.

(5)	As of January 31, 2012, the unrecognized compensation expense related to nonvested Restricted Awards was $9.6 million which is expected to be recognized over a weighted-average period of 1.75 years.
The following table summarizes information about CTI’s stock options for the fiscal year ended January 31, 2012:

	Fiscal Year Ended January 31, 2012
	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Shares Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
$00.01 - $05.60	164,163	1.88	$5.60	164,163	$5.60	1.88
$05.61 - $10.52	530,491	5.74	$7.30	398,157	$7.39	5.21
$10.53 - $20.62	526,614	1.92	$16.70	526,614	$16.70	1.92
$20.63 - $23.69	674,239	2.86	$22.40	674,239	$22.40	2.86
$23.70 - $46.50	810,335	3.69	$24.08	810,335	$24.08	3.69
	2,705,842			2,573,508

As of January 31, 2012, the aggregate intrinsic value was $0.1 million for both outstanding and exercisable stock options.
Fair Value Assumptions
CTI estimated the fair value of stock options on the date of grant or modification utilizing the Black-Scholes option valuation model. Assumptions for all grants and significant modifications are detailed below.
The fair value assumptions for the July 2006 Modification for the period July 2006 through January 31, 2012 were as follows:

	Minimum	Maximum
Risk-Free Rate	0.15%	5.18%
Volatility	25.64%	67.3%
Expected Term (years)	0.03	4.39
Market Value	$6.32	$22.68
The fair value assumptions for stock options granted during the fiscal year ended January 31, 2010 which had a weighted-average grant date fair value of $2.34 were as follows:

Risk-Free Rate	1.98%
Volatility	38.77%
Expected Term (years)	3.99
Market Value	$7.12

During the fiscal year ended January 31, 2012, CTI granted DSU and RSU awards covering an aggregate of 1,450,246 shares of CTI's common stock to directors and certain executive officers and key employees.
CTI based the risk-free interest rate on the implied yields on U.S. Treasury zero-coupon issues with an equivalent remaining term at the time of grant.
The expected term in years represents the period of time that the awards granted are expected to be outstanding based on historical exercise patterns. The assumption for dividend yield is zero because CTI has not historically paid dividends nor does it expect to do so in the foreseeable future.
Verint Plans
Overview of Verint’s Stock Incentive Plans
Verint, a consolidated subsidiary of CTI, whose common stock is publicly-traded, granted stock options and restricted stock under its various stock incentive plans. On August 4, 2011, Verint assumed a stock plan in connection with the acquisition of Vovici, which plan will continue in effect through July 2020.
The plans generally permit the issuance of awards of deferred stock, Restricted Stock Awards (“RSAs”) and Restricted Stock Units (“RSUs”), incentive and non-qualified stock options, performance awards, performance compensation awards or other awards and SARs to employees and directors of Verint and its subsidiaries and affiliates. Awards granted under the plans are generally subject to multi-year vesting periods and generally expire 10 years or less after the date of grant. Verint recognizes compensation expense for awards on a straight-line basis over the life of the vesting period, reduced by estimated forfeitures. Upon exercise of stock options, issuance of restricted stock, or issuance of shares under the plans, Verint will generally issue new shares of Verint Systems’ common stock, but occasionally may issue treasury shares.
As of January 31, 2012, 2,564,312 stock options to purchase shares of Verint Systems’ common stock were outstanding and 2,110,090 shares were available for future grants under Verint’s stock incentive plans.
Restricted Awards
Verint grants stock awards under its plans in the form of RSAs and RSUs. The fair value of these awards is equivalent to the market values of Verint Systems’ common stock on the grant date. The principal difference between these instruments is that RSUs are not shares of Verint Systems’ common stock and do not have any of the rights or privileges thereof, including voting or dividend rights. On the applicable vesting date, the holder of an RSU becomes entitled to a share of Verint Systems’ common stock. Both RSAs and RSUs are subject to certain restrictions and forfeiture provisions prior to vesting.
The unrecognized compensation expense related to unvested RSUs expected to vest as of January 31, 2012 was approximately $20.2 million with remaining weighted average vesting periods of approximately 1.3 years, over which such expense is expected to be recognized. The total fair value of restricted stock awards and units vested during the fiscal years ended January 31, 2012, 2011 and 2010 is $21.0 million, $43.5 million and $3.5 million, respectively.
The following table summarizes Verint’s exercisable options and vested restricted awards:

	Stock Options Exercisable			Restricted Awards Vested
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Shares/Units	Weighted Average Grant Date Fair Value
January 31, 2012	1,082,660	$31.03	2.6	1,336,221	$15.72
January 31, 2011	1,764,380	27.33	2.7	2,502,960	17.39
January 31, 2010	4,498,900	23.24	2.2	115,560	29.93

The following table presents the combined activity of certain of the Verint stock incentive plans for the fiscal years ended January 31, 2012, 2011 and 2010:

		Outstanding Options		Nonvested Restricted Awards
	Shares Available for Grant	Shares (5)	Weighted Average Exercise Price	Shares	Weighted Average Grant Date Fair Value
Balance, January 31, 2009	4,372,927	5,225,246	$22.36	1,830,966	$24.48
Options expired	464,025	(464,025)	14.23	—	—
Options forfeited	30,102	(30,102)	21.69	—	—
Restricted awards granted	(492,167)	—	—	492,167	4.43
Restricted awards vested (1)	—	—	—	(115,560)	29.93
Restricted awards forfeited	86,663	—	—	(86,663)	24.03
Plan shares expired	(3,985,663)	—	—	—	—
Balance, January 31, 2010	475,887	4,731,119	23.16	2,120,910	19.57
Additional shares authorized	4,000,000	—	—	—	—
Options expired	796,417	(796,417)	25.56	—	—
Options forfeited	3,268	(3,268)	23.94	—	—
Options exercised	—	(2,164,503)	18.88	—	—
Restricted awards granted	(2,393,828)	—	—	2,393,828	15.90
Restricted awards vested (1)	—	—	—	(2,502,960)	17.39
Restricted awards forfeited	75,505	—	—	(75,505)	13.23
Plan shares expired	(309,798)	—	—	—	—
Balance, January 31, 2011	2,647,451	1,766,931	27.33	1,936,273	18.09
Additional shares authorized	317,350	—	—	—	—
Options granted (2)	(42,155)	42,155	9.28	—	—
Options expired	72,074	(72,074)	28.07	—	—
Options forfeited	—	—	—	—	—
Options exercised	—	(622,669)	20.51	—	—
Restricted awards granted	(901,885)	—	—	901,885	34.84
Restricted awards vested (1)	—	—	—	(1,336,221)	15.72
Restricted awards forfeited	51,968	—	—	(51,968)	28.85
Plan shares expired	(34,713)	—	—	—	—
Balance, January 31, 2012 (3)(4)	2,110,090	1,114,343	$30.40	1,449,969	$30.25

(1)	The total fair value of restricted shares vested during the fiscal years ended January 31, 2012, 2011 and 2010 was $21.0 million, $43.5 million and $3.5 million, respectively.

(2)	Consists of options to acquire shares of Verint Systems' common stock issued in exchange of certain unvested Vovici stock options in connection with the Vovici acquisition.

(3)
The outstanding stock options to purchase Verint Systems’ common stock as of January 31, 2012 include 31,683 nonvested stock options with a weighted-average grant date fair value of $23.05, an expected term of 5.43 years and a total fair value of $0.7 million. The total unrecognized compensation cost related to nonvested options was $0.6 million and is expected to be recognized over a weighted-average period of 2.8 years.

(4)	As of January 31, 2012, the unrecognized compensation expense related to nonvested RSUs was $20.2 million and is expected to be recognized over a weighted-average period of 1.3 years.

(5)
The total fair value of vested stock options to purchase Verint Systems’ common stock was $20.4 million, $30.2 million and $69.6 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively. The intrinsic value of Verint stock options exercised was $8.0 million and the cash received from the exercise of Verint stock options was $12.5 million during the fiscal year ended January 31, 2012.

The following table summarizes information about Verint’s stock options as of January 31, 2012:

	Fiscal Year Ended January 31, 2012
	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares Outstanding	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Shares Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
$4.93 – $17.00	141,302	2.85	$13.87	110,871	$15.28	1.15
$17.98 – $23.00	138,242	1.85	22.62	136,990	22.65	1.81
$28.41 – $28.41	42,360	2.22	28.41	42,360	28.41	2.22
$28.60 – $28.60	8,061	0.08	28.60	8,061	28.60	0.08
$29.27 – $29.27	7,500	0.23	29.27	7,500	29.27	0.23
$31.78 – $31.78	18,000	2.43	31.78	18,000	31.78	3.43
$32.16 – $32.16	15,000	3.27	32.16	15,000	32.16	2.69
$34.40 – $34.40	137,000	3.95	34.40	137,000	34.40	4.95
$35.11 – $35.11	582,878	2.82	35.11	582,878	35.11	2.82
$37.99 – $37.99	24,000	3.64	37.99	24,000	37.99	3.64
	1,114,343			1,082,660

As of January 31, 2012, the aggregate intrinsic value was $2.2 million for both outstanding and exercisable stock options.
Verint generally did not grant stock options during the fiscal years ended January 31, 2012, 2011 and 2010. However, in connection with Verint's acquisition of Vovici on August 4, 2011, stock options to purchase Vovici common stock were converted into stock options to purchase approximately 42,000 shares of Verint Systems' common stock.
Verint Phantom Stock Units
During the fiscal year ended January 31, 2007, Verint began awarding phantom stock units to non-officer employees that settle, or are expected to settle, with cash payments upon vesting, pursuant to the terms of a form of a phantom stock award agreement approved by the Verint board of directors or under Verint's 2010 Plan. Phantom stock units provide for the payment of a cash bonus equivalent to the value of Verint common stock as of the vesting date of the award. Phantom stock units generally have a multi-year vesting and are generally subject to the same vesting conditions as other Verint equity awards granted on the same date. Verint recognizes compensation expense for phantom stock units on a straight-line basis, reduced by estimated forfeitures. The phantom stock units are being accounted for as liabilities and as such their value tracks Verint’s stock price and is subject to market volatility.
The total accrued liability for Verint phantom stock units was $1.9 million and $9.8 million as of January 31, 2012 and 2011, respectively. Total cash payments made upon vesting of Verint phantom stock units were $10.3 million, $22.9 million and $2.5 million for the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
The following table summarizes Verint phantom stock unit activity for the fiscal years ended January 31, 2012, 2011 and 2010:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Beginning balance, in units	403	1,106	1,239
Granted	10	196	421
Released	(298)	(865)	(482)
Forfeited	(25)	(34)	(72)
Ending balance, in units	90	403	1,106

The phantom stock units granted during the fiscal years ended January 31, 2012, 2011 and 2010 primarily vest over two-year and three-year periods, subject to applicable performance conditions.
The unrecognized compensation expense related to 90,000 unvested phantom stock units expected to vest as of January 31, 2012 was approximately $0.5 million, based on Verint’s stock price of $28.28 as of January 31, 2012 with a remaining weighted-average vesting period of approximately 0.7 years over which such expense is expected to be recognized.
Stock Bonus Program
In September 2011, Verint Systems' board of directors approved, and in December 2011 revised, a Stock Bonus Program under which eligible Verint employees may receive a portion of their bonus for the year or for the fourth quarter (depending on the employee's bonus plan) in the form of fully vested shares of Verint Systems' common stock. As of the date hereof, executive officers of Verint are not eligible to participate in this program. This program is subject to annual funding approval by Verint Systems' board of directors and an annual cap on the number of shares that can be issued. Subject to these limitations, the number of shares to be issued under the program for a given year is determined using a five-day trailing average price of Verint Systems' common stock when the awards are calculated, reduced by a discount to be determined by Verint Systems' board of directors each year. To the extent that this program is not funded in a given year or the number of shares of common stock needed to fully satisfy employee enrollment exceeds the annual cap, the applicable portion of the employee bonuses will generally revert to being paid in cash. All shares of Verint Systems' common stock awarded pursuant to this program will be issued under one of Verint's stockholder-approved equity incentive plans.
For the fiscal year ended January 31, 2012, Verint Systems' board of directors has approved up to 150,000 shares of Verint Systems' common stock for awards under this program and a discount of 20%. Shares of Verint Systems' common stock earned under this program for the fiscal year ended January 31, 2012 are expected to be issued during the first half of the fiscal year ending January 31, 2013. Verint recognized $3.2 million of compensation expense for the Stock Bonus Program for the fiscal year ended January 31, 2012.

Discontinued Operations	12 Months Ended
Jan. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS
Comverse
On October 31, 2012, CTI completed its previously announced spin-off of Comverse as an independent, publicly-traded company, accomplished by means of a pro rata distribution of 100% of Comverse's outstanding common shares to CTI's shareholders (the “Share Distribution”). Following the Share Distribution, CTI no longer holds any of Comverse's outstanding capital stock.
In order to govern certain ongoing relationships between CTI and Comverse after the Share Distribution and to provide mechanisms for an orderly transition, CTI and Comverse entered into agreements relating to the provision of certain services and setting forth certain rights and obligations between them following the Share Distribution. CTI and Comverse agreed, among other things, to indemnify each other against certain liabilities arising from their respective businesses and the services that will be provided under such agreements.
As a result of the Share Distribution, the results of operations of Comverse are included in discontinued operations, less applicable income taxes, as a separate component of net income (loss) in the Company's consolidated statements of operations for all periods presented. The assets and liabilities of Comverse are included in discontinued operations as separate components to the Company's consolidated balance sheets as of all dates presented. For the purposes of the consolidated statement of cash flows, the Company has presented advances to Comverse, Inc. under a promissory note amounting to $1.5 million and $7.0 million for the years ended January 31, 2012 and 2011, respectively, as a component of cash flows from investing activities from continuing operations and as a component of cash flows from financing activities from discontinued operations.
Starhome
On August 1, 2012, CTI, certain other Starhome shareholders and Starhome entered into a Share Purchase Agreement (the “Starhome Share Purchase Agreement”) with Fortissimo Capital Fund II (Israel), L.P., Fortissimo Capital Fund III (Israel), L.P. and Fortissimo Capital Fund III (Cayman), L.P. (collectively, “Fortissimo”) pursuant to which Fortissimo agreed to purchase all of the outstanding share capital of Starhome (the “Starhome Disposition”). On September 19, 2012, CTI, contributed to Comverse, its interest in Starhome, including its rights and obligations under the Starhome Share Purchase Agreement. The Starhome Disposition was completed on October 19, 2012.
Under the terms of the Starhome Share Purchase Agreement, Starhome's shareholders received aggregate cash proceeds of approximately $81.3 million, subject to adjustment for fees, transaction expenses and certain taxes. Of this amount, $10.5 million is held in escrow to cover potential post-closing indemnification claims, with $5.5 million being released after 18 months (less any claims made on or prior to such date) and the remainder released after 24 months, in each case, less any claims made on or prior to such dates. Comverse received aggregate net cash consideration (including amounts deposited in escrow at closing) of approximately $37.2 million, after payments that CTI agreed to make to certain other Starhome shareholders of $4.5 million.
CTI and the other Starhome shareholders have made customary representations and warranties and covenants in the Starhome Share Purchase Agreement, including an agreement not to solicit Starhome employees or interfere with Starhome's clients, customers, suppliers, licensors or other business relationships for a period of four years following the closing. CTI has also agreed for a period of four years following the closing (October 19, 2012) that it will not, and will cause its affiliates (other than Verint) not to, create, design, develop or offer for sale any product or service which directly competes with any products or services offered by Starhome, subject to certain limited exceptions.
Sale of Ulticom
On December 3, 2010 (the “Effective Date”), Ulticom, Inc. completed a merger (the “Merger”) with an affiliate of Platinum Equity Advisors, LLC (“Platinum Equity”), pursuant to the terms and conditions of a Merger Agreement, dated October 12, 2010 (the “Merger Agreement”), with Utah Intermediate Holding Corporation (“UIHC”), a Delaware corporation, and Utah Merger Corporation (“Merger Sub”), a New Jersey corporation and wholly-owned subsidiary of UIHC. As a result of the Merger, Ulticom, Inc. became a wholly-owned subsidiary of UIHC.
Immediately prior to the effective time of the Merger, Ulticom, Inc. paid a special cash dividend in the aggregate amount of $64.1 million (the “Dividend”), amounting to $5.74 per share, to its shareholders of record on November 24, 2010. CTI received $42.4 million in respect of the Dividend.
Pursuant to the terms of the Merger, Ulticom, Inc.'s shareholders (other than CTI) received $2.33 in cash, without interest, per share of common stock of Ulticom, Inc. after payment of the Dividend.
Shares of Ulticom, Inc. common stock held by CTI were purchased by an affiliate of Platinum Equity, pursuant to the terms and conditions of a Share Purchase Agreement, dated October 12, 2010, following payment of the Dividend and immediately prior to the consummation of the Merger. In consideration thereof, CTI received aggregate consideration of up to $17.2 million, amounting up to $2.33 per share, consisting of (i) approximately $13.2 million in cash and (ii) the issuance by Merger Sub to CTI of two non-interest bearing promissory notes originally in the aggregate principal amount of $4.0 million. The first promissory note, originally in the amount of $1.4 million, was subsequently reduced to $0.8 million in connection with the purchase of certain products from Ulticom and was paid by Ulticom in February 2012. The second promissory note, in the amount of $2.6 million, is payable to CTI following the determination of Ulticom's revenue for a 24-month period beginning on January 1, 2011 and is subject to reduction by 40% of the difference between $75 million and the revenue generated by Ulticom during such period. This note has no carrying amount as of January 31, 2012 and 2011.
Prior to the sale, Ulticom, Inc. was a majority-owned subsidiary of CTI, and Ulticom constituted one of the Company's reportable segments. Ulticom, Inc. was not previously classified as held-for-sale, because the sale was not probable until December 2, 2010, the date when the noncontrolling shareholders approved the sale.
The results of operations of Ulticom, including the gain on the sale of Ulticom of $2.9 million, net of tax, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Company's consolidated statements of operations for the fiscal years ended January 31, 2011 and 2010.
Comverse's, Starhome's and Ulticom's results of operations included in discontinued operations are as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
		(In thousands)
Total revenue	$811,749	$925,005	$873,181

Income (loss) before income tax provision	22,749	(54,977)	(200,536)
Gain on sale of discontinued operations, net of tax	—	2,927	—
Income tax provision	(23,659)	(38,978)	(70,258)
Total loss from discontinued operations, net of tax	$(910)	$(91,028)	$(270,794)

Loss from discontinued operations, net of tax
Attributable to Comverse Technology, Inc.	(3,484)	(87,724)	(270,408)
Attributable to noncontrolling interest	2,574	(3,304)	(386)
Total	$(910)	$(91,028)	$(270,794)
Comverse's and Starhome's assets and liabilities included in assets and liabilities of discontinued operations were as follows:

	January 31,
	2012	2011
	(in thousands)
ASSETS OF DISCONTINUED OPERATIONS
Current assets:
Cash and cash equivalents	$193,192	$213,038
Restricted cash and bank time deposits	28,893	26,111
Accounts receivable, net of allowance of $2,929 and $5,395 respectively	135,835	167,971
Inventories, net	29,991	49,625
Deferred cost of revenue	35,252	45,201
Deferred income taxes	10,108	24,884
Prepaid expenses and other current assets	56,157	60,613
Total current assets	489,428	587,443
Property and equipment, net	45,860	41,847
Goodwill	163,076	163,253
Intangible assets, net	22,034	39,389
Deferred cost of revenue	108,107	136,988
Deferred income taxes	10,153	14,066
Other assets	65,592	79,163
Total assets	$904,250	$1,062,149
LIABILITIES OF DISCONTINUED OPERATIONS
Current liabilities:
Accounts payable and accrued expenses	$196,879	$232,938
Deferred revenue	365,803	417,408
Deferred income taxes	8,742	13,282
Bank loans	—	6,000
Income taxes payable	2,302	5,329
Other current liabilities	853	1,080
Total current liabilities	574,579	676,037
Deferred revenue	204,681	230,510
Deferred income taxes	45,205	34,482
Note payable to CTI	8,536	7,019
Other long-term liabilities	154,025	196,827
Total liabilities	$987,026	$1,144,875

Loss Per Share Attributable to Comverse Technology, Inc.'s Shareholders	12 Months Ended
Jan. 31, 2012
Earnings Per Share [Abstract]
Loss Per Share Attributable To Comverse Technology, Inc.'s Shareholders
LOSS PER SHARE ATTRIBUTABLE TO COMVERSE TECHNOLOGY, INC.’S SHAREHOLDERS
Basic loss per share attributable to Comverse Technology, Inc.’s shareholders is computed using the weighted average number of shares of common stock outstanding. For purposes of computing diluted loss per share attributable to Comverse Technology, Inc.’s shareholders, shares issuable upon exercise of stock options and deliverable in settlement of unvested DSU and RSU awards are included in the weighted average number of shares of common stock outstanding, except when the effect would be antidilutive. The dilutive impact of subsidiary stock-based awards on Comverse Technology, Inc.’s reported net loss is recorded as an adjustment to net loss for the fiscal years ended January 31, 2012, 2011 and 2010, respectively, for the purposes of calculating loss per share.
The calculation of loss per share attributable to Comverse Technology, Inc.’s shareholders for the fiscal years ended January 31, 2012, 2011 and 2010 was as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands, except per share data)
Numerator:
Net (loss) income from continuing operations attributable to Comverse Technology, Inc.-basic	$(55,242)	$(45,382)	$3,004
Adjustment for subsidiary stock options	(229)	(254)	(176)
Net (loss) income from continuing operations attributable to Comverse Technology, Inc.-diluted	$(55,471)	$(45,636)	$2,828
Net loss from discontinued operations, attributable to Comverse Technology, Inc.-basic and diluted	$(3,484)	$(87,724)	$(270,408)
Denominator:
Basic weighted average common shares outstanding	208,302	205,163	204,513
Convertible debt obligations	—	—	117
Stock options	—	—	256
Restricted awards	—	—	355
Diluted weighted average common shares outstanding	208,302	205,163	205,241
(Loss) earning per share
Basic
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc.	$(0.27)	$(0.22)	$0.01
Loss per share from discontinued operations attributable to Comverse Technology, Inc.	(0.01)	(0.43)	(1.32)
Basic loss per share	$(0.28)	$(0.65)	$(1.31)
Diluted
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc.	$(0.27)	$(0.22)	$0.01
Loss per share from discontinued operations attributable to Comverse Technology, Inc.	(0.01)	(0.43)	(1.32)
Diluted loss per share	$(0.28)	$(0.65)	$(1.31)

As a result of the Company’s net loss attributable to Comverse Technology, Inc. during the fiscal years ended January 31, 2012, and 2011, the diluted loss per share attributable to Comverse Technology, Inc.’s shareholders computation excludes 0.8 million and 0.9 million of contingently issuable shares, respectively, because the effect would be antidilutive.
The FASB’s guidance requires contingently convertible instruments be included in diluted earnings per share, if dilutive, regardless of whether a market price trigger has been met. The Convertible Debt Obligations meet the definition of a contingently convertible instrument. The Convertible Debt Obligations were excluded from the computation of diluted earnings per share attributable to Comverse Technology, Inc.’s shareholders because the effect would be antidilutive for the fiscal years ended January 31, 2012 and 2011.

Other Income (Expense), Net	12 Months Ended
Jan. 31, 2012
Other Income and Expenses [Abstract]
Other Income (Expense), Net
OTHER INCOME (EXPENSE), NET
Other income (expense), net, for the fiscal years ended January 31, 2012, 2011 and 2010 is comprised of the following:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Realized gains on investments, net	$24,414	$23,810	$10,775
Impairment of auction rate securities	—	(407)	(6,914)
Foreign currency transaction losses, net	1,382	857	(1,898)
Realized and unrealized losses on derivatives, net	(896)	(2,761)	(1,118)
Realized and unrealized losses on interest rate swap, net	—	(3,102)	(13,591)
Impairment of UBS put	—	(6,696)	(6,889)
Proceeds from settlement of CTI claims	4,750	—	—
Impairment of investment	—	(2,110)	(242)
Dividend income	94	158	1,635
Other, net	(513)	(113)	(5,200)
	$29,231	$9,636	$(23,442)

Income Taxes	12 Months Ended
Jan. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The components of United States and foreign income (loss) from continuing operations before income taxes are as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
United States	$(97,246)	$(48,954)	$(107,109)
Foreign	86,429	24,779	71,347
Loss before income taxes	$(10,817)	$(24,175)	$(35,762)

The provision (benefit) for income taxes from continuing operations consists of the following:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
Current income tax (benefit) provision:
U.S. Federal	$(30,056)	$(46,164)	$(1,087)
U.S. State	1,751	(75)	524
Foreign	14,635	9,868	7,590
Total current income tax (benefit) provision	$(13,670)	$(36,371)	$7,027
Deferred income tax provision (benefit):
U.S. Federal, net of federal benefit of state	$36,911	$41,970	$(52,728)
U.S. State	781	20	363
Foreign	(4,730)	(1,536)	(1,597)
Total deferred income tax provision (benefit)	$32,962	$40,454	$(53,962)
Total income tax provision (benefit)	$19,292	$4,083	$(46,935)

The reconciliation of the U.S. federal statutory income tax rate to the effective tax rate on loss before income tax provision and equity in (losses) earnings of consolidated affiliate from continuing operations is as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Income tax provision (benefit) at the U.S. statutory rate	$(3,786)	$(8,461)	$(12,517)
Valuation allowance	14,905	5,383	(14,896)
Foreign rate differential	(9,436)	(2,204)	(16,865)
U.S. tax effects of foreign operations	8,262	13,774	4,750
Tax contingencies	1,487	(5,332)	849
Stock based and other compensation	841	3,091	4,760
Non-deductible expenses	468	1,762	(706)
Foreign exchange	(5)	—	(1,702)
Change in tax laws	(486)	(516)	1,227
Basis difference in investment in affiliates	10,079	13,564	—
State tax provision	4,126	5,160	451
Tax credits	(1,474)	(1,880)	—
Return to provision and other adjustments	1,360	—	—
Gain on sale of subsidiary stock	—	1,276	—
Tax Incentive	(8,846)	(2,114)	—
Discontinued operations/APIC/OCI allocation	—	(20,299)	(12,740)
Transaction cost	2,025	—	—
Other, net	(228)	879	454
Total income tax provision (benefit)	$19,292	$4,083	$(46,935)
Effective Income Tax Rate	(178.3)%	(16.9)%	131.2%

The significant differences that impact the effective tax rate relate to changes to the valuation allowance, tax contingencies, the difference between the U.S. federal statutory rate and the rates in foreign jurisdictions, the U.S. tax effect on foreign earnings, and the re-measurement of certain foreign assets. In addition, other significant changes include the investments in affiliates and certain non-deductible executive compensation expenses.
Deferred income taxes are provided for the effects of temporary differences between the amounts of assets and liabilities recognized for financial reporting purposes and the amounts recognized for income tax purposes. Significant components of the Company’s deferred tax assets and deferred tax liabilities from continuing operations are as follows:

	Fiscal Years Ended January 31,
	2012	2011
	(in thousands)
Deferred tax assets:
Deferred revenue	22,611	24,954
Loss carryforwards	108,043	98,395
Stock-based and other compensation	17,380	21,587
Tax credits - net of foreign withholding taxes	7,815	6,566
Other	20,909	29,933
Total deferred tax assets	$176,758	$181,435
Deferred tax liabilities:
Investment in affiliate	$(23,782)	$(14,936)
Goodwill and other intangible assets	(53,118)	(50,865)
Other	(4,746)	(7,064)
Total deferred tax liabilities	$(81,646)	$(72,865)
Valuation allowance	(109,995)	(105,960)
Net deferred income tax (liability) asset	$(14,883)	$2,610
Recognized as:
Current deferred income tax assets	$13,447	$14,760
Noncurrent deferred income tax assets	9,467	6,700
Current deferred income tax liabilities	(1,056)	(379)
Noncurrent deferred income tax liabilities	(36,741)	(18,471)
Total	$(14,883)	$2,610

The Company’s operations in Israel have been granted “Approved Enterprise” status by the Investment Center for the Israeli Ministry of Industry, Trade and Labor, which makes the Company eligible for tax benefits under the Israeli Law for Encouragement of Capital Investments, 1959. Under the terms of the program, income attributable to an Approved Enterprise is exempt from income tax for a period of two years and is subject to a reduced income tax rate for the subsequent five to fifteen years (generally 10-15%, depending on the percentage of foreign investment in the Company).
U.S. income and foreign withholding taxes have not been recorded on permanently reinvested earnings of certain subsidiaries aggregating $173.9 million, $105.5 million and $98.1 million as of January 31, 2012, 2011 and 2010, respectively. At this time, determination of the amounts of deferred U.S. federal and state income taxes and foreign withholding taxes related to these foreign subsidiaries is not practicable.
The Company has net operating loss carryforwards for tax purposes (“NOLs”) and other deferred tax benefits that are available to offset future taxable income.
The Company’s gross NOLs for tax return purposes from continuing operations are as follows:

	Fiscal Years Ended January 31,
	2012	2011
	(In thousands)
U.S. Federal NOLs	$584,367	$344,094
U.S. State NOLs	205,967	179,805
Foreign NOLs	39,680	28,300
Total	$830,014	$552,199

The U.S. federal net operating loss carry forwards expire in various years ending from January 31, 2017 to January 31, 2032. The U.S. state net operating loss carry forwards expire in various years ending from January 31, 2013 to January 31, 2032. As of January 31, 2012, all but $1.6 million of the foreign NOLs have indefinite carryforward periods. Certain of the federal, state and foreign loss carryforwards and credits are subject to Internal Revenue Code Section 382 or similar provisions, which impose limitations on their utilization following certain changes in ownership of the entity generating the loss carryforward. The table above reflects gross NOLs for tax return purposes which are different from the NOLs for financial statement purposes, primarily due to the reduction of NOLs for financial statement purposes under the FASB’s guidance on accounting for uncertainty in income taxes. The Company has U.S. federal, state and foreign tax credit carryforwards of approximately $9.5 million and $7.1 million as of January 31, 2012 and 2011, respectively. The utilization of these carryforwards is subject to limitations. The federal AMT credit has no expiration date.
In accordance with the FASB’s guidance relating to accounting for uncertainty in income taxes the Company recognizes unrecognized tax benefits in non-current tax liabilities. The following table reconciles the amounts recorded for unrecognized tax benefits from continuing operations for the fiscal years ended January 31, 2012 and 2011:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Gross unrecognized tax benefits as of February 1	$108,586	$115,813	$114,197
Increases related to tax positions taken in prior years	28,699	2,316	—
Decreases related to tax positions taken in prior years	(2,287)	(16,851)	(3,922)
Increases related to tax positions in current year	6,695	8,351	5,778
Decreases related to tax positions in current year	—	—	—
Decreases due to settlements with taxing authorities	—	—	(508)
Reductions resulting from lapse in statute of limitations	(3,013)	(1,140)	(1,277)
Increases (decreases) related to foreign currency exchange rate fluctuations	(71)	97	1,545
Gross unrecognized tax benefits as of January 31	$138,609	$108,586	$115,813

The balances of unrecognized tax benefits as of January 31, 2012 and 2011 are $138.6 million and $108.6 million of which $30.7 million and $27.5 million represent the amounts that, if recognized, may impact the effective income tax rate in future periods.
The Company recognized interest and penalties related to unrecognized tax benefits in its income tax provision. The Company accrued $8.2 million and $6.6 million for interest and penalties as of January 31, 2012 and 2011, respectively. Certain liabilities for uncertain tax positions of the Company's consolidated federal and state tax returns have been included within noncurrent liabilities of discontinued operations.  Upon the separation of Comverse, CTI will provide for these liabilities and include an indemnity receivable from Comverse for these amounts.
The Company estimates that it is reasonably possible that the balance of unrecognized tax benefits as of January 31, 2012 may decrease by approximately $4.0 million in the next twelve months, as a result of lapse of statutes of limitation and settlements with tax authorities. These unrecognized tax benefits of $4.0 million relate to majority-owned subsidiaries.
The significant tax jurisdictions in which the Company is currently under examination by tax authorities include Canada, France, Hong Kong, India, the United Kingdom, New York State, New York City and California. The Company anticipates that it is reasonably possible that new tax matters could be raised by tax authorities that may require increases or decreases to the balance of unrecognized tax benefits; however, an estimate of such increases or decreases cannot be made.
The Company files income tax returns in the U.S. federal, various state and local, and foreign jurisdictions, with varying statute of limitations. As of January 31, 2012, the Company remains subject to assessment in the event of examination in these major tax jurisdictions for the periods outlined below:

Jurisdiction	Tax Years Ended
United States	January 31, 1999 - January 31, 2012
United Kingdom	December 31, 2006 - January 31, 2008
India	March 31, 2006 - March 31, 2008, March 31,2010
Canada	January 31, 2010
Hong Kong	March 31, 2003 - March 31, 2005, January 31, 2006 - January 31, 2007
Various U.S. States	January 31, 1999 - January 31, 2012
New York City	January 31, 2000 - January 31, 2012
Additionally, the Company is currently in discussions with the Israeli tax authorities regarding adjustments that will be made to income tax returns for the years ended January 31, 2006 through January 31, 2010 due to the Company's restated results of operations.
The Company regularly assesses the adequacy of its provisions for income tax contingencies in accordance with the FASB’s guidance. As a result, the Company may adjust the liabilities for unrecognized tax benefits for the impact of new facts and developments, such as changes to interpretations of relevant tax law, assessments from taxing authorities, settlements with taxing authorities, and lapses of statutes of limitations.
The Company maintains valuation allowances where it is more-likely-than-not that all or a portion of a deferred tax asset may not be realized. Changes in valuation allowances are included in the Company’s tax provision in the period of change except for items related to additional paid-in capital. In determining whether a valuation allowance is warranted, the Company evaluates factors such as prior earnings history, expected future earnings, reversal of existing taxable temporary differences, carry-back and carry-forward periods and tax strategies that could potentially enhance the likelihood of the realization of a deferred tax asset.
The Company’s activity in the valuation allowance from continuing operations is as follows:

	Fiscal Years Ended January 31,
	2012	2011
	(in thousands)
Valuation allowance, beginning of the year	$105,960	$128,346
Additional paid-in capital	(477)	(5,771)
Provision for income taxes	14,905	5,383
Tax Contingencies	1,710	(1,099)
Reductions resulting from discontinued operations/APIC	(13,276)	(20,865)
Cumulative translation adjustment and other	1,173	(34)
Valuation allowance, end of the year	$109,995	$105,960

Business Segment Information	12 Months Ended
Jan. 31, 2012
Segment Reporting [Abstract]
Business Segment Information
BUSINESS SEGMENT INFORMATION
The Company has one reportable segment, Verint. The results of CTI's holding company operations, are included in the column captioned “All Other” as part of the Company's business segment presentation.
On October 31, 2012, CTI completed the Share Distribution. Accordingly, the Company no longer presents the reportable segments Comverse BSS and Comverse VAS and Comverse's operations previously included in All Other have been removed therefrom as Comverse's results of operations are included in discontinued operations for the fiscal years ended January 31, 2012, 2011 and 2010. In addition, on August 1, 2012, CTI entered into the Starhome Share Purchase Agreement with unaffiliated purchasers and completed the Starhome Disposition on October 19, 2012. Accordingly, Starhome's results of operations, which previously were included in “All Other,” are included in discontinued operations for the fiscal years ended January 31, 2012, 2011 and 2010.
For a more comprehensive discussion relating to the Company's reportable segments, see Note 1, Organization, Business, and Summary of Significant Accounting Policies.
Segment Performance
The Company evaluates its business by assessing the performance of its operating segment. CTI's Chief Executive Officer is its chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segment and for the allocation of resources. Segment performance, as the Company defines it in accordance with the FASB's guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies. Segment performance, as defined by management, represents operating results of a segment without the impact of significant expenditures incurred by the segment in connection with the efforts to become or remain current in periodic reporting obligations under the federal securities laws which are expected to be eliminated over time, certain non-cash charges, and certain other gains and charges.
Segment performance is computed by management as income (loss) from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of acquisition-related intangibles; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) strategic evaluation related costs; (vi) litigation settlements and related costs; (vii) acquisition-related charges; (viii) restructuring and integration charges; and (ix) certain other gains and charges. Compliance-related professional fees and compliance-related compensation and other expenses relate to fees and expenses incurred in connection with the Company's efforts to (a) complete current and previously issued financial statements and audits of such financial statements, (b) become current in its periodic reporting obligations under the federal securities laws, and (c) remediate material weaknesses in internal control over financial reporting. Compliance-related professional fees and compliance-related compensation and other expenses recorded for the fiscal year ended January 31, 2012 also relate to fees and expenses incurred in connection with the timely filing of certain periodic reports which fees and expenses are expected to be eliminated over time as the Company enhances its internal finance and accounting personnel to replace external consultants currently assisting it in the preparation of periodic reports. Strategic evaluation related costs include financial advisory, accounting, tax, consulting and legal fees incurred in connection with our evaluation of strategic alternatives, including the Share Distribution.
In evaluating segment performance, management uses segment revenue, which consists of revenue generated by the segment, including intercompany revenue. Certain segment performance adjustments relate to expenses included in the calculation of income (loss) from operations, while, from time to time, certain segment performance adjustments may be presented as adjustments to revenue. In calculating Verint's segment performance for the fiscal year ended January 31, 2012, the presentation of segment revenue gives effect to segment revenue adjustments that represent the impact of fair value adjustments required under the FASB's guidance relating to acquired customer support contracts that would have otherwise been recognized as revenue on a stand-alone basis with respect to acquisitions consummated by Verint during the periods presented. Verint did not have segment revenue adjustments for the fiscal years ended January 31, 2011 and 2010.

The tables below present information about total revenue, total costs and expenses, income (loss) from operations, interest expense, depreciation and amortization, other non-cash items, and segment performance for the fiscal years ended January 31, 2012, 2011 and 2010:

	Verint	All Other	Consolidation
	(In thousands)
Fiscal Year Ended January 31, 2012:
Total revenue	$782,648	$—	$782,648
Total costs and expenses	$696,170	$88,430	$784,600
Income (loss) from operations	$86,478	$(88,430)	$(1,952)
Computation of segment performance:
Total revenue	$782,648	$—
Segment revenue adjustment	13,599	—
Segment revenue	$796,247	$—
Total costs and expenses	$696,170	$88,430
Segment expense adjustments:
Stock-based compensation expense	27,910	5,040
Amortization of acquisition-related intangibles	35,302	—
Compliance-related professional fees	1,012	25,285
Strategic evaluation related costs	—	11,144
Litigation settlements and related costs	—	4,968
Acquisition-related charges	9,061	—
Other	3,190	17
Segment expense adjustments	76,475	46,454
Segment expenses	619,695	41,976
Segment performance	$176,552	$(41,976)

Interest expense	$(32,358)	$(21)	$(32,379)
Depreciation and amortization	$(53,040)	$(260)	$(53,300)
Other non-cash items (1)	$(270)	$—	$(270)

(1)	Other non-cash items consist of write-downs of property and equipment and capitalized software.

	Verint	All Other	Consolidated
	(In thousands)
Fiscal Year Ended January 31, 2011:
Total revenue	$726,799	$—	$726,799
Total costs and expenses	$653,694	$79,379	$733,073
Income (loss) from operations	$73,105	$(79,379)	$(6,274)
Computation of segment performance:
Total revenue	$726,799	$—
Segment revenue adjustment	—	—
Segment revenue	$726,799	$—
Total costs and expenses	$653,694	$79,379
Segment expense adjustments:
Stock-based compensation expense	46,819	6,796
Amortization of acquisition-related intangibles	30,554	—
Compliance-related professional fees	28,913	50,668
Compliance-related compensation and other expenses	—	45
Strategic evaluation related costs	—	3,065
Litigation settlements and related costs	—	(17,060)
Acquisition-related charges	1,690	—
Other	3,505	—
Segment expense adjustments	111,481	43,514
Segment expenses	542,213	35,865
Segment performance	$184,586	$(35,865)

Interest expense	$(29,896)	$(17)	$(29,913)
Depreciation and amortization	$(48,951)	$(254)	$(49,205)
Other non-cash items (1)	$(334)	$—	$(334)

(1)	Other non-cash items consist of write-downs of property and equipment.

	Verint	All Other	Consolidated
	(In thousands)
Fiscal Year Ended January 31, 2010:
Total revenue	$703,633	$60	$703,693
Total costs and expenses	$637,954	$56,894	$694,848
Income (loss) from operations	$65,679	$(56,834)	$8,845
Computation of segment performance:
Total revenue	$703,633	$60
Segment revenue adjustment	—	—
Segment revenue	$703,633	$60
Total costs and expenses	$637,954	$56,894
Segment expense adjustments:
Stock-based compensation expense	44,237	7,398
Amortization of acquisition-related intangibles	30,289	—
Compliance-related professional fees	54,472	12,704
Compliance-related compensation and other expenses	—	3,157
Strategic evaluation related costs	—	236
Litigation settlements and related costs	—	2,771
Acquisition-related charges	762	—
Restructuring and integration charges	141	—
Other	39	1,759
Segment expense adjustments	129,940	28,025
Segment expenses	508,014	28,869
Segment performance	$195,619	$(28,809)

Interest expense	$(24,964)	$(103)	$(25,067)
Depreciation and amortization	$(49,290)	$(151)	$(49,441)
Other non-cash items (1)	$(159)	$(491)	$(650)

(1)	Other non-cash items consist of write-downs and impairments of intangible assets and property and equipment.
As of January 31, 2012, 2011 and 2010, total assets of Verint were as follows:

	January 31,
	2012	2011	2010
	(In thousands)
Verint	$1,564,923	$1,441,424	$1,461,818

These amounts do not reflect intercompany eliminations.
Revenue by major geographical region is based upon the geographic location of the customers who purchase the Company’s products and services. The geographical locations of distributors, resellers and systems integrators who purchase products and utilize the Company’s services may be different from the geographical locations of end customers. Revenue by geographic region and revenue by geographic region as a percentage of total revenue, for the fiscal years ended January 31, 2012, 2011 and 2010 was as follows:

	Fiscal Years Ended January 31,
	2012		2011		2010
	(Dollars in thousands)
United States	$342,479	44%	$292,604	40%	$328,420	47%
United Kingdom	83,787	11%	102,389	14%	65,793	9%
Other foreign (1)	356,382	45%	331,806	46%	309,480	44%
Total	$782,648	100%	$726,799	100%	$703,693	100%
(1) Other foreign consists of numerous countries, none of which represents more than 5% of total revenue in any fiscal year presented.
Long-lived assets primarily consist of property and equipment, net, goodwill and other intangible assets, capitalized software development costs, net, deferred costs of revenue and deferred income taxes. The Company believes that property and equipment, net, is exposed to the geographic area risks and uncertainties more than other long-lived assets, because these tangible assets are difficult to move and are relatively illiquid.

Property and equipment, net, by country of domicile consists of the following as of January 31, 2012 and 2011:

	January 31,
	2012	2011
	(In thousands)
United States	$12,970	$11,137
Israel	10,150	8,226
Germany	2,309	2,474
UK	2,024	796
Canada	694	371
Other	1,706	1,992
	$29,853	$24,996

Supplemental Cash Flow Information	12 Months Ended
Jan. 31, 2012
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
SUPPLEMENTAL CASH FLOW INFORMATION
The following represents non-cash activities and supplemental information to the consolidated statements of cash flows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Non-cash operating items:
Net loss of discontinued operations	$910	$91,028	$270,794
Depreciation and amortization	53,300	49,205	49,441
Impairment of auction rate securities	—	407	6,914
Impairment of UBS put	—	6,696	6,889
Loss on extinguishment of debt	8,136	—	—
Provision for doubtful accounts	1,055	1,863	845
Stock-based compensation expense	26,821	35,539	38,575
Excess tax benefits from stock award plans	(847)	(815)	—
Operating asset write-downs	270	334	650
Deferred income taxes	32,962	40,454	(53,962)
Net realized gains on sale of investments	(24,414)	(23,810)	(10,760)
Equity in losses of unconsolidated affiliates, net of tax	(64)	20	6
Provision for inventory reserves	658	2,304	2,509
Losses on derivative financial instruments	896	5,863	14,709
Other non-cash items, net	(1,772)	(821)	1,328
Net non-cash operating items—continuing operations	$97,911	$208,267	$327,938
Non-cash investing transactions—continuing operations:
Accrued but unpaid purchases of property and equipment	$832	$1,047	$642
Inventory transfers to property and equipment	$637	$874	$621
Liabilities for contingent consideration in business combinations	$42,404	$3,424	$—
Stock options exercised, proceeds received subsequent to period end	$383	$65	$—
Purchases under supplier financing arrangements	$1,090	$1,859	$—
Cash paid during the year for interest—continuing operations	$29,227	$21,053	$24,705
Cash paid during the year for income taxes—continuing operations	$17,003	$8,578	$11,841

Related Party Transactions	12 Months Ended
Jan. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS
Verint’s Series A Convertible Perpetual Preferred Stock
On May 25, 2007, in connection with Verint’s acquisition of Witness, CTI entered into a Securities Purchase Agreement with Verint (the “Securities Purchase Agreement”), whereby CTI purchased, for cash, an aggregate of 293,000 shares of Verint’s Series A Convertible Perpetual Preferred Stock (the “preferred stock”), which represents all of Verint’s outstanding preferred stock, for an aggregate purchase price of $293.0 million. Proceeds from the issuance of the preferred stock were used to partially finance the acquisition. The preferred stock is eliminated in consolidation.
The preferred stock was issued at a purchase price of $1,000 per share and ranks senior to Verint Systems’ common stock. The preferred stock had an initial liquidation preference equal to the purchase price of the preferred stock, or $1,000 per share. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of Verint, CTI will be entitled to receive, out of assets available for distribution to Verint’s stockholders and before any distribution of assets to the holders of Verint Systems’ common stock, an amount equal to the then-current liquidation preference, which includes accrued and unpaid dividends. As of January 31, 2012, the liquidation preference of the preferred stock was $352.0 million.
The terms of the preferred stock provide that upon a fundamental change, as defined in the Certificate of Designation of the Preferred Stock, CTI would have the right to require Verint to repurchase the preferred stock for 100% of the liquidation preference then in effect. Fundamental change events include the sale of substantially all of Verint’s assets, certain changes in beneficial ownership or board of directors’ representation, and business reorganizations. If Verint fails to repurchase the preferred stock as required upon a fundamental change, then the number of directors constituting the board of directors will be increased by two, and CTI will have the right to elect two directors to fill such vacancies. Upon repurchase of the preferred stock subject to the fundamental change repurchase right, CTI will no longer have the right to elect additional directors, the term of office of each additional director will terminate immediately upon such repurchase, and the number of directors will, without further action, be reduced by two. In addition, in the event of a fundamental change, the conversion rate (as described in the section entitled Voting and Conversion below) will be increased to provide for additional shares of common stock issuable to CTI upon conversion, based on a sliding scale (depending on the acquisition price, as defined in the Certificate of Designation of the Preferred Stock) ranging from zero to 3.7 additional shares of common stock for every share of preferred stock converted into shares of common stock.
CTI as the holder of the preferred stock has various rights and preferences, as follows:
Dividends
Cash dividends on the preferred stock are cumulative and are calculated quarterly at a specified dividend rate on the liquidation preference in effect at such time. Dividends are paid only if declared by Verint’s board of directors. Initially, the specified annual dividend rate was 4.25% per share.
During the quarter ended January 31, 2008, the interest rate on Verint’s term loan under the Prior Facility was reduced by more than 50 basis points below the initial interest rate. Accordingly, the dividend rate on the preferred stock was reset to 3.875%, effective February 1, 2008. This rate was only subject to future change in the event Verint was unable to obtain approval of the issuance of common shares underlying the preferred stock’s conversion feature. On October 5, 2010, Verint Systems’ stockholders approved the issuance of the Verint Systems’ common stock underlying the preferred stock and accordingly, the dividend rate is no longer subject to change.
Verint was prohibited from paying cash dividends on the preferred stock under the terms of the Prior Facility and continues to be prohibited from paying cash dividends under the terms of its New Credit Agreement. Verint may elect to make dividend payments in shares of its common stock. The common stock used for dividends, when and if declared, would be valued at 95% of the volume weighted-average price of Verint Systems’ common stock for each of the five consecutive trading days ending on the second trading day immediately prior to the record date for the dividend.
The preferred stock does not participate in Verint’s earnings other than as described above.
Through January 31, 2012, no dividends had been declared or paid on the preferred stock. Through such date, cumulative, undeclared dividends on the preferred stock were $59.0 million.
Voting and Conversion
The preferred stock did not have voting or conversion rights until the underlying shares of common stock were approved for issuance by a vote of holders of a majority of Verint Systems’ common stock. On October 5, 2010, Verint Systems’ stockholders approved the issuance of the Verint Systems’ common stock underlying the preferred stock. Following receipt of such stockholder approval, each share of preferred stock became entitled to a number of votes equal to the number of shares of common stock into which the preferred stock would be convertible using the conversion rate that was in effect upon the issuance of the preferred stock in May 2007, on all matters voted upon by Verint Systems’ common stockholders. The initial conversion rate was set at 30.6185 shares of common stock for each share of preferred stock. In addition, following receipt of stockholder approval for the issuance of the underlying common shares, each share of preferred stock became convertible, at the option of CTI, into a number of shares of Verint Systems’ common stock equal to the liquidation preference then in effect, divided by the conversion price then in effect, which was initially set at $32.66, and remained unchanged through January 31, 2012. The conversion price is subject to periodic adjustment upon the occurrence of certain dilutive events. As of January 31, 2012 and 2011, the preferred stock could be converted into approximately 10.8 million and 10.4 million shares of Verint Systems’ common stock, respectively.
Since the second anniversary of the preferred stock's issue date, Verint had the right to cause the preferred stock, in whole but not in part, to be automatically converted into common stock at the conversion price then in effect. However, Verint may exercise this right only if the closing sale price of its common stock immediately prior to conversion equals or exceeds the conversion price then in effect by a specified percentage, which is now fixed at 135%.
Registration Rights
CTI has had the right to sell the preferred stock since November 25, 2007 in either private or public transactions. Pursuant to a registration rights agreement that CTI and Verint entered into concurrently with the Securities Purchase Agreement (the “New Registration Rights Agreement”), subject to certain conditions which have now been satisfied, CTI is entitled to two demands to require Verint to register the preferred stock and/or the shares of common stock underlying the preferred stock for resale under the Securities Act of 1933, as amended (the “Securities Act”). Such resales may be made through underwritten offerings, upon CTI’s request. The New Registration Rights Agreement also provides CTI with unlimited piggyback registration rights on certain Securities Act registrations filed by Verint on its own behalf or on behalf of other Verint stockholders.
CTI’s rights under the New Registration Rights Agreement are in addition to its rights under a previous registration rights agreement that CTI entered into with Verint shortly before Verint’s initial public offering in 2002. This registration rights agreement (the “Original Registration Rights Agreement”) covers all shares of common stock then held by CTI and any additional shares of common stock acquired by CTI at later dates. Under the Original Registration Rights Agreement, CTI is entitled to unlimited demand registrations of its shares on registration statements on Form S-3. As long as Verint is not eligible to use a registration statement on Form S-3, CTI was also entitled to one demand registration on a registration statement on Form S-1 which CTI used to complete the sale of 2.3 million shares of Verint Systems’ common stock in a secondary public offering on January 14, 2011. In addition, similar to the New Registration Rights Agreement, the Original Registration Rights Agreement also provides CTI with unlimited piggyback registration rights.
Sale of Shares of Verint Systems’ Common Stock
Effective July 15, 2010, CTI made a demand pursuant to the Original Registration Rights Agreement to have up to 2.8 million shares of Verint Systems’ common stock registered in a registration statement on Form S-1. On January 14, 2011, CTI completed the sale of 2.3 million shares of Verint Systems’ common stock in a secondary public offering for aggregate proceeds net of underwriting discounts and commissions of $76.5 million. The offering was completed as part of the initiatives undertaken by management to improve the Company’s cash position. Following completion of the offering, CTI maintained a controlling financial interest in Verint Systems’ common stock and, in accordance with the FASB’s guidance, accounted for the sale of shares of Verint Systems’ common stock as an equity transaction. As a result, for the fiscal year ended January 31, 2011, the Company increased (a) “Additional paid-in capital” by $52.2 million, (b) “Noncontrolling interest” by $4.5 million, representing the change in ownership interest of the noncontrolling shareholders, and (c) “Accumulated other comprehensive income” by $2.6 million. The gain recognized as a result of this transaction was determined using the Company’s inside basis as its cost basis for shares held or value contributed.
Ulticom’s 2010 Special Cash Dividend
In December 2010, Ulticom, Inc. paid a special cash dividend in the aggregate amount of $64.1 million, to its shareholders, including CTI. Ulticom, Inc.’s minority shareholders were paid $21.7 million. The special cash dividend was paid immediately prior to the Ulticom Sale (see Note 18, Discontinued Operations).
Ulticom’s 2009 Special Cash Dividend and Stock Option Modification
In April 2009, Ulticom, Inc. paid a special cash dividend of $199.6 million to its shareholders, including CTI. Ulticom, Inc.’s minority shareholders were paid $64.3 million and an additional $0.2 million was payable to holders of deferred stock units awarded under Ulticom, Inc.’s equity incentive plan upon each issuance of common stock subject to such awards.
Effective as of April 21, 2009, the exercise prices of outstanding options to purchase 2,982,104 shares of Ulticom Inc.’s common stock were reduced in connection with the payment of the special cash dividend of $4.58 per share. These reductions in the option exercise prices resulted in no change in Ulticom’s share-based payment expense.

Commitments And Contingencies	12 Months Ended
Jan. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
COMMITMENTS AND CONTINGENCIES
Guarantees
The Company provides certain customers in the ordinary course of business with financial performance guarantees which in certain cases are backed by standby letters of credit or surety bonds, the certain of which are cash collateralized and accounted for as restricted cash and bank time deposits. The Company is only liable for the amounts of those guarantees in the event of its nonperformance, which would permit the customer to exercise the guarantee. As of January 31, 2012 and 2011, the Company believes that it was in compliance with its performance obligations under all contracts for which there is a financial performance guarantee, and that any liabilities arising in connection with these guarantees will not have a material adverse effect on the Company’s consolidated results of operations, financial position or cash flows. The Company also obtained bank guarantees primarily to provide customer assurance relating to the performance of certain obligations required by customer agreements for the guarantee of certain payment obligations. These guarantees, which aggregated $41.2 million as of January 31, 2012, are generally scheduled to be released upon the Company’s performance of specified contract milestones, a majority of which are scheduled to be completed at various dates through January 31, 2013.
Unconditional Purchase Obligations
In the ordinary course of business, the Company enters into certain unconditional purchase obligations, which are agreements to purchase goods or services that are enforceable, legally binding and specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum or variable price provisions, and the approximate timing of the transaction. Purchase obligations exclude agreements that are cancelable without penalty. The Company had unconditional purchase obligations of approximately $47.5 million as of January 31, 2012. Of these obligations, approximately $44.5 million are due in the next twelve months and $3.0 million are due in one to three years.

Warranty Liabilities
Warranty liabilities were not significant to the Company as of January 31, 2012 and 2011.
Litigation Overview
Except as disclosed below, the Company does not believe that it is currently party to any other claims, assessments or pending legal action that could reasonably be expected to have a material adverse effect on its business, financial condition or results of operations.
Proceedings Related to CTI’s Special Committee Investigations
Overview
On March 14, 2006, CTI announced the creation of a Special Committee of its Board of Directors (the “Special Committee”) composed of outside directors to review CTI’s historic stock option grant practices and related accounting matters, including, but not limited to, the accuracy of the stated dates of option grants and whether all proper corporate procedures were followed. In November 2006, the Special Committee’s investigation was expanded to other financial and accounting matters, including the recognition of revenue related to certain contracts, errors in the recording of certain deferred tax accounts, the misclassification of certain expenses, the misuse of accounting reserves and the misstatement of backlog. The Special Committee issued its report on January 28, 2008. Following the commencement of the Special Committee’s investigation, CTI, certain of its subsidiaries and some of CTI’s former directors and officers were named as defendants in several class and derivative actions, and CTI commenced direct actions against certain of its former officers and directors.
Petition for Remission of Civil Forfeiture
In July 2006, the U.S. Attorney filed a forfeiture action against certain accounts of Jacob “Kobi” Alexander, CTI’s former Chairman and Chief Executive Officer, that resulted in the United States District Court for the Eastern District entering an order freezing approximately $50.0 million of Mr. Alexander’s assets. In order to ensure that CTI receives the assets in Mr. Alexander’s frozen accounts, in July 2007, CTI filed with the U.S. Attorney a Petition for Remission of Civil Forfeiture requesting remission of any funds forfeited by Mr. Alexander. The United States District Court entered an order on November 30, 2010 directing that the assets in such accounts be liquidated and remitted to CTI. The process of liquidating such assets has been completed and the proceeds from the assets in such accounts have been transferred to a class action settlement fund in conjunction with the settlements of the Direct Actions (as defined below), the consolidated shareholder class action and shareholder derivative actions. The agreement to settle the shareholder class action was approved by the court in which such action was pending on June 23, 2010. The agreement to settle the federal and state derivative actions was approved by the courts in which such actions were pending on July 1, 2010 and September 23, 2010, respectively (see Settlement Agreements below).
Direct Actions
Based on the Special Committee’s findings, CTI commenced litigations against three former executive officers as a result of their misconduct relating to historical stock option grants. On January 16, 2008, CTI commenced an action against Mr. Alexander, its former Chairman and Chief Executive Officer, and William F. Sorin, its former Senior General Counsel and director, in the Supreme Court of the State of New York, captioned Comverse Technology, Inc. v. Alexander et al., No. 08/600142. On January 17, 2008, CTI commenced an action against David Kreinberg, its former Executive Vice President and Chief Financial Officer, in the Superior Court of New Jersey, captioned Comverse Technology, Inc. v. Kreinberg (N.J. Super. Ct.). That action was discontinued and on January 8, 2009, a separate action was commenced against Mr. Kreinberg in the Supreme Court of the State of New York, captioned Comverse Technology, Inc. v. Kreinberg, No. 09/600052. The actions captioned Comverse Technology, Inc. v. Alexander et al. and Comverse Technology, Inc. v. Kreinberg are referred to collectively as the “Direct Actions.” The Direct Actions asserted claims for fraud, breach of fiduciary duty, and unjust enrichment in connection with the defendants’ conduct related to historical stock option grants. As part of the agreement to settle the federal and state derivative actions, which was approved by the courts in which such actions were pending on July 1, 2010 and September 23, 2010, respectively, CTI dismissed the Direct Actions on September 29, 2010 (see Settlement Agreements below).
Shareholder Derivative Actions
Beginning on or about April 11, 2006, several purported shareholder derivative lawsuits were filed in the New York Supreme Court for New York County and in the United States District Court for the Eastern District of New York. The defendants in these actions included certain of CTI’s former directors and officers and a current director and, in the state court action, CTI’s independent registered public accounting firm. CTI was named as a nominal defendant only. The consolidated complaints in both the state and federal actions alleged that the defendants breached certain duties to CTI and that certain former officers and directors were unjustly enriched (and, in the federal action, violated the federal securities laws, specifically Sections 10(b) and 14(a) of the Exchange Act, and Rules 10(b)-5 and 14(a)-9 promulgated thereunder) by, among other things: (i) allowing and participating in an alleged scheme to backdate the grant dates of employee stock options to provide improper benefits to the recipients; (ii) allowing insiders, including certain of the defendants, to profit by trading in CTI's stock while allegedly in possession of material inside information; (iii) failing to oversee properly or implement procedures to detect and prevent the alleged improper practices; (iv) causing CTI to issue allegedly materially false and misleading proxy statements and to file other allegedly false and misleading documents with the SEC; and (v) exposing CTI to civil liability. The complaints sought unspecified damages and various forms of equitable relief.
The state court derivative actions were consolidated into one action captioned, In re Comverse Technology, Inc. Derivative Litigation, No. 601272/2006. On August 7, 2007, the New York Supreme Court dismissed the consolidated state court derivative action, granting CTI’s motion to dismiss. That decision was successfully appealed by the plaintiffs to the Appellate Division of the New York State Supreme Court which, in its decision issued on October 7, 2008, reinstated the action.
The federal court derivative actions were consolidated into one action captioned, In re Comverse Technology, Inc. Derivative Litigation, No. 06-CV-1849. CTI filed a motion to stay that action in deference to the state court proceeding. That motion was denied by the court. On October 16, 2007, CTI filed a motion to dismiss the federal court action based on the plaintiffs’ failure to make a demand on the Board and the state court’s ruling that such a demand was required. On the same date, various individual defendants also filed motions to dismiss the complaint. On April 22, 2008, the court ordered that all dismissal motions would be held in abeyance pending resolution of the appeal of the New York State Supreme Court’s decision in the state court derivative action.
On December 17, 2009, the parties to the shareholder derivative actions entered into an agreement to settle these actions, which settlement was approved by the courts in which the federal and state derivative actions were pending on July 1, 2010 and September 23, 2010, respectively (see Settlement Agreements below). The Company recorded a charge associated with the settlement during the fiscal year ended January 31, 2007.
Shareholder Class Action
Beginning on or about April 19, 2006, class action lawsuits were filed by persons identifying themselves as CTI shareholders, purportedly on behalf of a class of CTI’s shareholders who purchased its publicly traded securities. Two actions were filed in the United States District Court for the Eastern District of New York, and three actions were filed in the United States District Court for the Southern District of New York. On August 28, 2006, the actions pending in the United States District Court for the Southern District of New York were transferred to the United States District Court for the Eastern District of New York. A consolidated amended complaint under the caption In re Comverse Technology, Inc. Sec. Litig., No. 06-CV- 1825, was filed by the court-appointed Lead Plaintiff, Menorah Group, on March 23, 2007. The consolidated amended complaint was brought on behalf of a purported class of CTI shareholders who purchased CTI’s publicly traded securities between April 30, 2001 and November 14, 2006. The complaint named CTI and certain of its former officers and directors as defendants and alleged, among other things, violations of Sections 10(b) and 14(a) of the Exchange Act, Rule 10b-5 promulgated thereunder and Section 20(a) of the Exchange Act in connection with prior statements made by CTI with respect to, among other things, its accounting treatment of stock options. The action sought compensatory damages in an unspecified amount.
The parties to this action entered into a settlement agreement on December 16, 2009, which was amended on June 19, 2010 and approved by the court in which such action was pending on June 23, 2010 (see Settlement Agreements below). The Company recorded a charge associated with the settlement during the fiscal year ended January 31, 2007.
Settlement Agreements
On December 16, 2009 and December 17, 2009, CTI entered into agreements to settle the consolidated shareholder class action and consolidated shareholder derivative actions described above, respectively. The agreement to settle the consolidated shareholder class action was amended on June 19, 2010. Pursuant to the amendment, CTI agreed to waive certain rights to terminate the settlement in exchange for a deferral of the timing of scheduled payments of the settlement consideration and the right to a credit (the “Opt-out Credit”) in respect of a portion of the settlement funds that would have been payable to a class member that elected not to participate in and be bound by the settlement. In connection with such settlements, CTI dismissed its Direct Actions against Messrs. Alexander, Kreinberg and Sorin, who, in turn, dismissed any counterclaims they filed against CTI.
As part of the settlement of the consolidated shareholder class action, as amended, CTI agreed to make payments to a class action settlement fund in the aggregate amount of up to $165.0 million that were paid as follows:

•	$1.0 million that was paid following the signing of the settlement agreement in December 2009;

•	$17.9 million that was paid in July 2010 (representing an agreed $21.5 million payment less a holdback of $3.6 million in respect of the then anticipated Opt-out Credit);

•	$30.0 million that was paid in May 2011;

•	$20.0 million that was paid in October 2011; and

•
$91.3 million (representing the remaining $92.5 million less the amount by which the Opt-out Credit exceeded the holdback described above) that was paid during the fourth quarter of the fiscal year ended January 31, 2012, of which $82.5 million was paid through the issuance of 12,462,236 shares of CTI's common stock and the remainder paid in cash.

Under the terms of the settlement agreement, if CTI received net cash proceeds from the sale of certain ARS held by it in an aggregate amount in excess of $50.0 million, CTI was required to use $50.0 million of such proceeds to prepay the settlement amounts referred to above and, if CTI received net cash proceeds from the sale of such ARS in an aggregate amount in excess of $100.0 million, CTI was required to use an additional $50.0 million of such proceeds to prepay the settlement amounts referred to above. In addition, CTI granted a security interest for the benefit of the plaintiff class in the account in which CTI held its ARS (other than the ARS that were held in an account with UBS) and the proceeds from any sales thereof, restricting CTI’s ability to use the proceeds from sales of such ARS until the amounts payable under the settlement agreement were paid in full. As of January 31, 2011, the Company had $33.4 million of cash received from sales and redemptions of ARS (including interest thereon) to which these provisions of the settlement agreement applied, which were classified in “Restricted cash and bank time deposits” within the consolidated balance sheet. Following the payment by CTI of the remaining amounts payable under the settlement agreement, the security interest for the benefit of the plaintiff class in CTI's account terminated.
In addition, as part of the settlements of the Direct Actions, the consolidated shareholder class action and shareholder derivative actions, Mr. Alexander agreed to pay $60.0 million to CTI to be deposited into the derivative settlement fund and then transferred into the class action settlement fund. All amounts payable by Mr. Alexander have been paid. Also, as part of the settlement of the shareholder derivative actions, Mr. Alexander transferred to CTI shares of Starhome B.V. representing 2.5% of its outstanding share capital.
Pursuant to the amendment, Mr. Alexander agreed to waive certain rights to terminate the settlement and received the right to a credit in respect of a portion of the settlement funds that would have been payable to a class member that elected not to participate in and be bound by the settlement. CTI’s settlement of claims against it in the class action was not contingent upon Mr. Alexander satisfying his payment obligations. Certain other defendants in the Direct Actions and the shareholder derivative actions agreed to pay CTI an aggregate of $1.4 million (of which $0.9 million has been received) and certain former directors relinquished certain outstanding unexercised stock options. As part of the settlement of the shareholder derivative actions, CTI paid, in October 2010, $9.4 million to cover the legal fees and expenses of the plaintiffs. In September 2010, CTI received insurance proceeds of $16.5 million under its directors’ and officers’ insurance policies in connection with the settlements of the shareholder derivative actions and the consolidated shareholder class action.
Under the terms of the settlements, Mr. Alexander and his wife relinquished their claims to the assets in Mr. Alexander’s frozen accounts that were subject to the forfeiture action, and the United States District Court entered an order on November 30, 2010 directing that the assets in such accounts be liquidated and remitted to CTI. The process of liquidating such assets has been completed and the proceeds from the assets in such accounts have been transferred to the class action settlement fund.
The agreement to settle the consolidated shareholder class action, as amended, was approved by the court in which such action was pending on June 23, 2010. The agreement to settle the federal and state derivative actions was approved by the courts in which such actions were pending on July 1, 2010 and September 23, 2010, respectively.
As of January 31, 2011, the Company had accrued liabilities for this matter of $146.2 million. As all amounts due under the settlement of the consolidated shareholder class action were paid during the fiscal year ended January 31, 2012, no liabilities were accrued in respect of this matter as of January 31, 2012.
Opt-Out Plaintiffs’ Action
On September 28, 2010, an action was filed in the United States District Court for the Eastern District of New York under the caption Maverick Fund, L.D.C., et al. v. Comverse Technology, Inc., et al., No. 10-cv-4436. Plaintiffs alleged that they were CTI shareholders who purchased CTI's publicly traded securities in 2005, 2006 and 2007. The plaintiffs, Maverick Fund, L.D.C. and certain affiliated investment funds, opted not to participate in the settlement of the consolidated shareholder class action described above. The complaint named CTI, its former Chief Executive Officer and certain of its former officers and directors as defendants and alleged, among other things, violations of Sections 10(b), 18 and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder, and negligent misrepresentation in connection with prior statements made by CTI with respect to, among other things, its accounting treatment of stock options, other accounting practices at CTI and the timeline for CTI to become current in its periodic reporting obligations. The action sought compensatory damages in an unspecified amount. The Company filed a motion to dismiss the complaint in December 2010, and a hearing on the motion was conducted on March 4, 2011. On July 12, 2011, the Court dismissed the plaintiffs' claims related to their purchase of CTI's securities in 2007 and the claims against Andre Dahan, CTI's former President and Chief Executive Officer, and Avi Aronovitz, CTI's former Interim Chief Financial Officer, and otherwise denied CTI's motion to dismiss. On December 19, 2011, the parties executed a settlement agreement, pursuant to which CTI paid the plaintiffs approximately $9.5 million on December 28, 2011. On January 3, 2012, the parties filed a notice of dismissal, and on January 4, 2012, the Court dismissed the action.
In connection with this matter, the Company recorded a pre-tax charge of $4.9 million for the fiscal year ended January 31, 2012, representing the amount by which the settlement amount exceeded the Opt-out Credit and certain other credits under the settlement agreement of the consolidated shareholder class action.
Israeli Optionholder Class Actions
CTI and certain of its subsidiaries were named as defendants in four potential class action litigations in the State of Israel involving claims to recover damages incurred as a result of purported negligence or breach of contract that allegedly prevented certain current or former employees from exercising certain stock options. The Company intends to vigorously defend these actions.
Two cases were filed in the Tel Aviv District Court against CTI on March 26, 2009, by plaintiffs Katriel (a former Comverse Ltd. employee) and Deutsch (a former Verint Systems Ltd. employee). The Katriel case (Case Number 1334/09) and the Deutsch case (Case Number 1335/09) both seek to approve class actions to recover damages that are claimed to have been incurred as a result of CTI’s negligence in reporting and filing its financial statements, which allegedly prevented the exercise of certain stock options by certain employees and former employees. By stipulation of the parties, on September 30, 2009, the court ordered that these cases, including all claims against CTI in Israel and the motion to approve the class action, be stayed until resolution of the actions pending in the United States regarding stock option accounting, without prejudice to the parties’ ability to investigate and assert the unique facts, claims and defenses in these cases. To date, the stay has not yet been lifted.
Two cases were also filed in the Tel Aviv Labor Court by plaintiffs Katriel and Deutsch, and both seek to approve class actions to recover damages that are claimed to have been incurred as a result of breached employment contracts, which allegedly prevented the exercise by certain employees and former employees of certain CTI and Verint Systems stock options, respectively. The Katriel litigation (Case Number 3444/09) was filed on March 16, 2009, against Comverse Ltd., and the Deutsch litigation (Case Number 4186/09) was filed on March 26, 2009, against Verint Systems Ltd. The Tel Aviv Labor Court has ruled that it lacks jurisdiction, and both cases have been transferred to the Tel Aviv District Court. The Katriel case has been consolidated with the Katriel case filed in the Tel Aviv District Court (Case Number 1334/09) and is subject to the stay discussed above. At the preliminary hearing in the Tel Aviv District Court in October 2011, the Deutsch case was also made subject to the stay discussed above. The Company did not accrue for these matters as the potential loss is currently not probable or reasonably estimable.
SEC Civil Actions
Promptly following the discovery of the errors and improprieties related to CTI's historic stock option grant practices and the creation of the Special Committee, CTI, through the Special Committee and its representatives, met with and informed the staff of the SEC of the underlying facts and the initiation of the Special Committee investigation. In March 2008, CTI received a “Wells Notice” from the staff of the SEC arising out of the SEC's investigation of CTI's historical stock option grant practices and certain unrelated accounting matters. The “Wells Notice” provided notification that the staff of the SEC intended to recommend that the SEC bring civil actions against CTI alleging violations of certain provisions of the federal securities laws.
On June 18, 2009, a settlement between CTI and the SEC with respect to such matters was announced. On that date, the SEC filed a civil action against CTI in the United States District Court for the Eastern District of New York alleging violations of certain provisions of the federal securities laws regarding CTI’s improper backdating of stock options and other accounting practices, including the improper establishment, maintenance, and release of reserves, the reclassification of certain expenses, and the improper calculation of backlog of sales orders. Simultaneous with the filing of the complaint, without admitting or denying the allegations therein, CTI consented to the issuance of a final judgment (the “Final Judgment”) that was approved by the United States District Court for the Eastern District of New York on June 25, 2009. Pursuant to the Final Judgment, CTI is permanently restrained and enjoined from any future violations of the federal securities laws addressed in the complaint and was ordered to become current in its periodic reporting obligations under Section 13(a) of the Exchange Act by no later than February 8, 2010. No monetary penalties were assessed against CTI in conjunction with this settlement. These matters were the result of actions principally taken by senior executives of CTI who were terminated in 2006. CTI, however, was unable to file the requisite periodic reports by February 8, 2010.
As a result of CTI's inability to become current in its periodic reporting obligations under the federal securities laws in accordance with the final judgment and court order by February 8, 2010, CTI received an additional “Wells Notice” from the staff of the SEC on February 4, 2010. The “Wells Notice” provided notification that the staff of the SEC intended to recommend that the SEC institute an administrative proceeding to determine whether, pursuant to Section 12(j) of the Exchange Act, the SEC should suspend or revoke the registration of each class of CTI's securities registered under Section 12 of the Exchange Act. Under the process established by the SEC, recipients of a “Wells Notice” have the opportunity to make a Wells Submission before the staff of the SEC makes a formal recommendation to the SEC regarding what action, if any, should be brought by the SEC. On February 25, 2010, CTI submitted a Wells Submission to the SEC in response to this Wells Notice. On March 23, 2010, the SEC issued an Order Instituting Administrative Proceedings (“OIP”) pursuant to Section 12(j) of the Exchange Act to suspend or revoke the registration of CTI's common stock because, prior to the filing of the Annual Report on Form 10-K for the fiscal years ended January 31, 2009, 2008, 2007 and 2006 with the SEC on October 4, 2010, CTI had not filed an Annual Report on Form 10-K since April 20, 2005 or a Quarterly Report on Form 10-Q since December 12, 2005. On July 22, 2010, the Administrative Law Judge issued an initial decision to revoke the registration of CTI's common stock. The initial decision did not become effective until the SEC issued a final order, which would indicate the date on which sanctions, if any, would take effect. On August 17, 2010, the SEC issued an order granting a petition by CTI for review of the Administrative Law Judge's initial decision to revoke the registration of CTI's common stock and setting forth a briefing schedule under which the final brief was filed on November 1, 2010. On February 17, 2011, the SEC issued an order directing the parties to file additional briefs in the matter and such briefs were filed on March 7, 2011. In May 2011, the SEC granted CTI's motion for oral argument and such argument was scheduled for July 14, 2011.
On July 13, 2011, CTI entered into an agreement in principle with the SEC's Division of Enforcement regarding the terms of a settlement of the Section 12(j) administrative proceeding, which terms were subsequently reflected in an Offer of Settlement made on July 26, 2011 and which the SEC accepted on September 8, 2011. Under the terms of the settlement, the SEC's Division of Enforcement agreed to recommend that the SEC resolve the Section 12(j) administrative proceeding against CTI if CTI filed its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2010, July 31, 2010 and October 31, 2010 by 5:30 p.m. EDT on September 9, 2011 (which reports were filed on July 28, 2011) and its Quarterly Report for the fiscal quarter ended July 31, 2011 on a timely basis (which report was filed timely on September 8, 2011).
On September 16, 2011, the SEC ordered termination of the Section 12(j) administrative proceeding and entry of final judgment without the imposition of a remedy under such section. With the entry of final judgment, the Section 12(j) administrative proceeding has been resolved.
Investigation of Alleged Unlawful Payments
On March 16, 2009, CTI disclosed that the Audit Committee of its Board of Directors was conducting an internal investigation of alleged improper payments made by certain Comverse employees and external sales agents in foreign jurisdictions in connection with the sale of certain products. The Audit Committee found that the conduct at issue did not involve CTI’s current executive officers. The Audit Committee also reviewed Comverse’s other existing and prior arrangements with agents. When the Audit Committee commenced the investigation, CTI voluntarily disclosed to the SEC and the Department of Justice (the "DOJ") these facts and advised that the Audit Committee had initiated an internal investigation and that the Audit Committee would provide the results of its investigation to the agencies. On April 27, 2009, the SEC advised CTI that it was investigating the matter and issued a subpoena to CTI in connection with its investigation. The Audit Committee provided information to, and cooperated fully with, the DOJ and the SEC with respect to its findings of the internal investigation and resulting remedial action.
On April 7, 2011, CTI entered into a non-prosecution agreement with the DOJ and the SEC submitted a settlement agreement with CTI to the United States District Court for the Eastern District of New York for its approval, which was obtained on April 12, 2011. These agreements resolved allegations that CTI and certain of its foreign subsidiaries violated the books and records and internal controls provisions of the U.S. Foreign Corrupt Practices Act (the "FCPA") by inaccurately recording certain improper payments made from 2003 through 2006 by certain former employees and an external sales agent of Comverse Ltd. or its subsidiaries, in connection with the sale of certain products in foreign jurisdictions.
Under the non-prosecution agreement with the DOJ, CTI paid a fine of $1.2 million to the DOJ and agreed to continue to implement improvements in its internal controls and anti-corruption practices and policies. Under its settlement agreement with the SEC, CTI paid approximately $1.6 million in disgorgement and pre-judgment interest and is required under a conduct-based injunction to comply with the books and records and internal controls provisions of the FCPA.
The Company recorded charges associated with this matter during the fiscal year ended January 31, 2009.
Other Legal Proceedings
In addition to the litigation discussed above, the Company is, and in the future, may be involved in various other lawsuits, claims and proceedings incident to the ordinary course of business. The results of litigation are inherently unpredictable. Any claims against the Company, whether meritorious or not, could be time consuming, result in costly litigation, require significant amounts of management time and result in diversion of significant resources. The results of these lawsuits, claims and proceedings cannot be predicted with certainty. However, the Company believes that the ultimate resolution of these current matters will not have a material adverse effect on its consolidated financial statements taken as a whole.

Indemnifications
In the normal course of business, the Company provides indemnifications of varying scopes to customers against claims of intellectual property infringement made by third parties arising from the use of the Company’s products. The Company evaluates its indemnifications for potential losses and in its evaluation considers such factors as the degree of probability of an unfavorable outcome and the ability to make a reasonable estimate of the amount of loss. Generally, the Company has not encountered significant charges as a result of such indemnification provisions. To the extent permitted under state laws or other applicable laws, the Company has agreements in which it agreed to indemnify its directors and officers for certain events or occurrences while the director or officer is, or was, serving at the Company’s request in such capacity. The indemnification period covers all pertinent events and occurrences during the Company’s director’s or officer’s lifetime. The maximum potential amount of future payments that the Company could be required to make under these indemnification agreements is unlimited; however, the Company has certain director and officer insurance coverage that limits the Company’s exposure and enables the Company to recover a portion of any future amounts paid. The Company is not able to estimate the fair value of these indemnification agreements in excess of applicable insurance coverage, if any.

Quarterly Information (Unaudited)	12 Months Ended
Jan. 31, 2012
Selected Quarterly Financial Information [Abstract]
Quarterly Information (Unaudited)
QUARTERLY INFORMATION (UNAUDITED)
The following table shows selected results of operations for each of the quarters during the fiscal years ended January 31, 2012 and 2011:

	Fiscal Quarters Ended
	April 30, 2011	July 31, 2011	October 31, 2011	January 31, 2012
	(In thousands, except per share data)
	(UNAUDITED)
Revenue	$176,332	$194,959	$199,364	$211,993
(Loss) income from operations	(1,228)	(3,154)	(819)	3,250
Net (loss) income attributable to Comverse Technology, Inc.
Net (loss) income from continuing operations	(29,432)	(15,417)	(11,083)	690
(Loss) income from discontinued operations, net of tax	(29,763)	(24,280)	46,773	3,786
Net (loss) income attributable to Comverse Technology, Inc.	$(59,195)	$(39,697)	$35,690	$4,476
Net (loss) income from continuing operations attributable to Comverse Technology, Inc.:
Basic	$(29,432)	$(15,417)	$(11,083)	$690
Diluted	(29,434)	(15,485)	(11,121)	564
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc.'s shareholders:
Basic	(0.14)	(0.07)	(0.05)	—
Diluted	(0.14)	(0.07)	(0.05)	—
Net (loss) income from discontinued operations attributable to Comverse Technology, Inc.:
Basic	(29,763)	(24,280)	46,773	3,786
Diluted	(29,763)	(24,280)	46,773	3,786
(Loss) earnings per share from discontinued operations attributable to Comverse Technology, Inc.'s shareholders:
Basic	(0.15)	(0.12)	0.22	0.02
Diluted	(0.15)	(0.12)	0.22	0.02
(Loss) earnings per share attributable to Comverse Technology, Inc.’s shareholders:
Basic	$(0.29)	$(0.19)	$0.17	$0.02
Diluted	$(0.29)	$(0.19)	$0.17	$0.02

	Fiscal Quarters Ended
	April 30, 2010	July 31, 2010	October 31, 2010	January 31, 2011
	(In thousands, except per share data)
	(UNAUDITED)
Revenue	$172,613	$180,676	$186,641	$186,869
(Loss) income from operations	(33,593)	(3,785)	26,852	4,252
Net (loss) income attributable to Comverse Technology, Inc.
Net (loss) income from continuing operations	(30,808)	(9,594)	4,936	(9,916)
(Loss) income from discontinued operations, net of tax	(51,067)	(14,579)	(46,639)	24,561
Net (loss) income attributable to Comverse Technology, Inc.	$(81,875)	$(24,173)	$(41,703)	$14,645
Net (loss) income from continuing operations attributable to Comverse Technology, Inc.:
Basic	$(30,808)	$(9,594)	$4,936	$(9,916)
Diluted	(30,808)	(9,653)	2,909	(10,149)
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc.’s shareholders:
Basic	(0.15)	(0.05)	0.02	(0.05)
Diluted	(0.15)	(0.05)	0.01	(0.05)
Net (loss) income from discontinued operations attributable to Comverse Technology, Inc.:
Basic	(51,067)	(14,579)	(46,639)	24,561
Diluted	(51,067)	(14,579)	(46,639)	24,561
(Loss) earnings per share from discontinued operations attributable to Comverse Technology, Inc.’s shareholders:
Basic	(0.25)	(0.07)	(0.22)	0.12
Diluted	(0.25)	(0.07)	(0.22)	0.12
(Loss) earnings per share attributable to Comverse Technology, Inc.’s shareholders:
Basic	$(0.40)	$(0.12)	$(0.20)	$0.07
Diluted	$(0.40)	$(0.12)	$(0.21)	$0.07

The unaudited quarterly information shown above reflects the presentation of discontinued operations for the quarters in the fiscal years ended January 31, 2012 and 2011 as a result of the Share Distribution, Starhome Disposition and Ulticom Sale on December 3, 2010 (see Note 18, Discontinued Operations).

Condensed Balance Sheets	12 Months Ended
Jan. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Financial Information of Parent Company Only Disclosure

	January 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$171,046	$197,840
Restricted cash	—	33,367
Auction rate securities	272	72,441
Prepaid expenses and other current assets	3,808	2,242
Total current assets	175,126	305,890
Property and equipment, net	1,564	1,815
Advances to and investments in subsidiaries	343,601	313,960
Other assets	800	1,662
Total assets	$521,091	$623,327
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and other current liabilities	$27,757	$37,797
Convertible debt obligations	2,195	2,195
Litigation settlement	—	146,150
Total current liabilities	29,952	186,142
Other long-term liabilities	49,631	24,177
Total liabilities	79,583	210,319
Commitments and contingencies
Equity:
Common stock, $0.10 par value—authorized, 600,000,000 shares; issued, 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,553,916, respectively	21,971	20,494
Treasury stock, at cost, 1,071,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,870	2,089,501
Accumulated deficit	(1,762,517)	(1,703,791)
Accumulated other comprehensive (loss) income	(8,805)	10,288
Total equity	441,508	413,008
Total liabilities and equity	$521,091	$623,327
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Management fees	$—	$—	$60
Selling, general and administrative expenses	(83,406)	(96,696)	(56,692)
Litigation settlement	(4,880)	17,500	—
Loss from operations	(88,286)	(79,196)	(56,632)
Interest income	1,758	1,922	3,271
Interest expense	(14)	(10)	(103)
Other-than-temporary impairment of investments	—	(407)	(6,914)
Other income	29,587	17,184	92
Loss before income taxes	(56,955)	(60,507)	(60,286)
Income tax benefit	1,408	8,712	50,143
Equity in losses of subsidiaries from continuing operations, net of tax	305	6,413	13,147
Net loss from continuing operations	(55,242)	(45,382)	3,004
Loss from discontinued operations, net of tax	(3,484)	(87,724)	(270,408)
Net loss	$(58,726)	$(133,106)	$(267,404)
Weighted average shares outstanding
Basic	208,301,686	205,162,720	204,513,420
Diluted	208,301,686	205,162,720	205,241,178
Loss per share:
Basic
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Basic loss per share	$(0.28)	$(0.65)	$(1.31)
Diluted
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Diluted loss per share	$(0.28)	$(0.65)	$(1.31)
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Net loss	$(58,726)	$(133,106)	$(267,404)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	2,772	3,491	8,019
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax	(21,631)	(7,792)	10,730
Unrealized (loss) gain on cash flow hedges, net of reclassification adjustments and tax	(234)	(37)	3,813
Other comprehensive (loss) income	(19,093)	(4,338)	22,562
Comprehensive loss	$(77,819)	$(137,444)	$(244,842)

	Fiscal Years Ended January 31,
	2012	2011	2010
Net cash used in operating activities	$(139,642)	$(97,062)	$(23,045)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	74,950	57,218	26,370
Proceeds from sale of Verint Systems, Inc. shares of common stock	—	76,475	—
Proceeds from sale of Ulticom, Inc.	—	13,211	—
Purchase of property and equipment	(4)	(84)	(891)
Payments from subsidiaries, net	8,449	75,247	6,150
Net change in restricted cash	33,367	(7,223)	(26,144)
Lending under note receivable with Comverse, Inc.	(1,500)	(7,000)	—
Dividend received from discontinued operations	—	42,399	135,323
Net cash provided by investing activities	115,262	250,243	140,808
Cash flows from financing activities:
Advances under promissory note from Comverse, Inc.	—	—	200,000
Repayment of promissory note to Comverse, Inc.	—	—	(200,000)
Repurchase of convertible debt obligations	—	—	(417,282)
Repurchase of common stock	(4,527)	(1,906)	(359)
Proceeds from exercise of stock options	2,113	—	—
Net cash used in financing activities	(2,414)	(1,906)	(417,641)
Net increase (decrease) in cash and cash equivalents	(26,794)	151,275	(299,878)
Cash and cash equivalents, beginning of year	197,840	46,565	346,443
Cash and cash equivalents, end of year	$171,046	$197,840	$46,565
See notes to condensed financial statements.
BASIS OF PRESENTATION
Comverse Technology, Inc. (the “Parent Company”) is a holding company that conducts substantially all of its business operations through its subsidiaries. Under a parent-only presentation, the Parent Company’s investments in its consolidated subsidiaries are presented under the equity method of accounting. Losses of a subsidiary, if any, are applied against the investment in subsidiary balance and then to the balance of the advances to the subsidiary if the investment in subsidiary balance has been reduced to zero. Accordingly, non-trade advances to subsidiaries and investments in subsidiaries are presented together as “Advances to and investments in subsidiaries” on the condensed balance sheets. These parent-only condensed financial statements should be read in conjunction with Comverse Technology, Inc.’s audited consolidated financial statements included elsewhere in this Current Report.
Comverse
On October 31, 2012, the Parent Company completed its previously announced spin-off of Comverse as an independent, publicly-traded company, accomplished by means of a pro rata distribution of 100% of Comverse's outstanding common shares to Parent Company's shareholders (the “Share Distribution”). Following the Share Distribution, the Parent Company no longer holds any of Comverse's outstanding capital stock.
Immediately prior to the Share Distribution, the Parent Company contributed to Comverse Exalink Ltd. (“Exalink”), its wholly-owned subsidiary. Other than holding certain intellectual property rights, Exalink has no operations. Following the Share Distribution, Comverse and the Parent Company operate independently, and neither have any ownership interest in the other. In order to govern certain ongoing relationships between the Parent Company and Comverse after the Share Distribution and to provide mechanisms for an orderly transition, Parent Company and Comverse entered into agreements relating to the provision of certain services and setting forth certain rights and obligations between them following the Share Distribution, and Parent Company and Comverse agreed, among other things, to indemnify each other against certain liabilities arising from their respective businesses and the services that will be provided under such agreements (see Note 8, Discontinued Operations).
As a result of the Share Distribution, the results of operations of Comverse are included in discontinued operations, less applicable income taxes, as a separate component of net income (loss) in the Parent Company's condensed statements of operations for all periods presented. The net investment in Comverse is included in discontinued operations as separate components to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Starhome
On August 1, 2012, the Parent Company, certain other Starhome shareholders and Starhome entered into a Share Purchase Agreement (the “Starhome Share Purchase Agreement”) with Fortissimo Capital Fund II (Israel), L.P., Fortissimo Capital Fund III (Israel), L.P. and Fortissimo Capital Fund III (Cayman), L.P. (collectively, “Fortissimo”) pursuant to which Fortissimo agreed to purchase all of the outstanding share capital of Starhome (the “Starhome Disposition”). On September 19, 2012, the Parent Company, contributed to Comverse its interest in Starhome, including its rights and obligations under the Starhome Share Purchase Agreement. The Starhome Disposition was completed on October 19, 2012.
Under the terms of the Starhome Share Purchase Agreement, Starhome's shareholders received aggregate cash proceeds of approximately $81.3 million, subject to adjustment for fees, transaction expenses and certain taxes. Of this amount, $10.5 million is held in escrow to cover potential post-closing indemnification claims, with $5.5 million being released after 18 months (less any claims made on or prior to such date) and the remainder released after 24 months, in each case, less any claims made on or prior to such dates. Comverse received aggregate net cash consideration (including amounts deposited in escrow at closing) of approximately $37.2 million, after payments that the Parent Company agreed to make to certain other Starhome shareholders of $4.5 million.
The Parent Company and the other Starhome shareholders have made customary representations and warranties and covenants in the Starhome Share Purchase Agreement, including an agreement not to solicit Starhome employees or interfere with Starhome's clients, customers, suppliers, licensors or other business relationships for a period of four years following the closing. the Parent Company has also agreed for a period of four years following the closing (October 19, 2012) that it will not, and will cause its affiliates (other than Verint) not to, create, design, develop or offer for sale any product or service which directly competes with any products or services offered by Starhome, subject to certain limited exceptions.
As a result of the Starhome Disposition the results of operations of Starhome are included in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company's condensed statements of operations for all periods presented. The net investment in Starhome is included in discontinued operations as a separate component to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Sale of Ulticom
On December 3, 2010, the Parent Company sold its subsidiary, Ulticom, Inc. to a third party (the “Ulticom Sale”) for an aggregate consideration of up to $17.2 million. As a result of the Ulticom Sale, the results of operations of Ulticom, including the gain on the Ulticom sale of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2011 and 2010, respectively.
Verint Strategic Alternative Exploration
The Parent Company is exploring all options to maximize the value of its equity interests in Verint for the benefit of the shareholders of both the Parent Company and Verint. The ultimate execution of any alternative will take into account a number of considerations, including, without limitation, tax efficiency and, depending upon the circumstances, the separate recommendation of Verint's directors who are not directors or officers of the Parent Company.
Restrictions on Access to Subsidiary Cash
The Parent Company’s Verint subsidiary has long-term debt outstanding as of January 31, 2012 and 2011 under a credit agreement that contains certain restrictive covenants which, among other things, preclude Verint Systems from paying cash dividends and limit its ability to make asset distributions to its stockholders, including the Parent Company. As the restricted net assets represent a significant portion of the Company’s consolidated net assets, these condensed financial statements have been presented on a “parent-only” basis.
RESTRICTED CASH AND AUCTION RATE SECURITIES
As of January 31, 2011, restricted cash includes proceeds received from sales and redemptions of auction rate securities (“ARS”) (including interest thereon) that were restricted under the terms of the consolidated shareholder class action settlement agreement. In addition, as of January 31, 2011, all ARS were restricted pursuant to such settlement agreement. See Note 3, Investments, and Note 25, Commitments and Contingencies, of the consolidated financial statements for disclosures relating to restrictions on ARS and cash proceeds from the sale and redemption of ARS. As of January 31, 2011, $33.4 million of sales proceeds (including interest thereon) were classified in “Restricted cash.”
During the fourth quarter of the fiscal year ended January 31, 2012, the Parent Company paid all remaining amounts under the settlement agreement using restricted cash received from sales and redemptions of ARS and shares of its common stock and, accordingly, all ARS and remaining cash proceeds received from sales and redemptions of ARS became unrestricted. Accordingly, as of January 31, 2012, there was no restricted cash balance on the Parent Company's condensed balance sheet.
DEBT
As of January 31, 2012 and 2011, the Parent Company had $2.2 million in aggregate principal amount of outstanding convertible debt obligations (the “Convertible Debt Obligations”). During the fiscal year ended January 31, 2010, the Parent Company commenced a tender offer, in accordance with the terms of the indenture, pursuant to which the Parent Company purchased $417.3 million in aggregate principal amount of its Convertible Debt Obligations. Refer to Note 11, Debt, of the consolidated financial statements for a description of the significant provisions of the Convertible Debt Obligations.
COMMITMENTS AND CONTINGENCIES
The Parent Company is a party to various actions. For a more comprehensive discussion, see Note 25, Commitments and Contingencies, of the consolidated financial statements.
Shareholder Class and Derivative Actions
In December, 2009, the Parent Company entered into agreements to settle a shareholder class action and consolidated shareholder derivative actions for an aggregate amount of $174.4 million, including legal fees and expenses of the plaintiffs of $9.4 million, which has been accrued for during the fiscal year ended January 31, 2007. The agreement to settle the consolidated shareholder class action was amended on June 19, 2010. Pursuant to the amendment, CTI agreed to waive certain rights to terminate the settlement in exchange for a deferral of the timing of scheduled payments of the settlement consideration and the right to a credit (the “Opt-out Credit”) in respect of a portion of the settlement funds that would have been payable to a class member that elected not to participate in and be bound by the settlement. Under the settlement agreement of the consolidated shareholder class action, the Parent Company paid the plaintiff class $160.2 million, of which $82.5 million was paid through the issuance of 12,462,236 shares of Parent Company common stock.
Opt-Out Plaintiffs' Action
On December 19, 2011, the Parent Company and the Opt-out plaintiff executed a settlement agreement, pursuant to which the Parent Company paid the plaintiffs approximately $9.5 million on December 28, 2011. On January 3, 2012, the parties filed a notice of dismissal, and on January 4, 2012, the Court dismissed the action.
In connection with this matter, the Parent Company recorded a pre-tax charge of $4.9 million for the fiscal year ended January 31, 2012, representing the amount by which the settlement amount exceeded the Opt-out Credit and certain other credits under the settlement agreement of the consolidated shareholder class action.
SEC Civil Actions
On July 13, 2011, the Parent Company entered into an agreement in principle with the SEC's Division of Enforcement regarding the terms of a settlement of the Section 12(j) administrative proceeding, which terms were subsequently reflected in an Offer of Settlement made on July 26, 2011 and which the SEC accepted on September 8, 2011. Under the terms of the settlement, the SEC's Division of Enforcement agreed to recommend that the SEC resolve the Section 12(j) administrative proceeding against the Parent Company if the Parent Company filed its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2010, July 31, 2010 and October 31, 2010 by 5:30 p.m. EDT on September 9, 2011 (which reports were filed on July 28, 2011) and its Quarterly Report for the fiscal quarter ended July 31, 2011 on a timely basis (which report was filed timely on September 8, 2011). On September 16, 2011, the SEC ordered termination of the Section 12(j) administrative proceeding and entry of final judgment without the imposition of a remedy under such section. With the entry of final judgment, the Section 12(j) administrative proceeding has been resolved.
Investigation of Alleged Unlawful Payments
On April 7, 2011, the Parent Company entered into a non-prosecution agreement with the DOJ and the SEC submitted a settlement agreement with the Parent Company to the United States District Court for the Eastern District of New York for its approval, which was obtained on April 12, 2011. These agreements resolved allegations that the Parent Company and certain of its foreign subsidiaries violated the books and records and internal controls provisions of the U.S. Foreign Corrupt Practices Act (the "FCPA").
Under the non-prosecution agreement with the DOJ, the Parent Company paid a fine of $1.2 million to the DOJ and agreed to continue to implement improvements in its internal controls and anti-corruption practices and policies. Under its settlement agreement with the SEC, the Parent Company paid approximately $1.6 million in disgorgement and pre-judgment interest and is required under a conduct-based injunction to comply with the books and records and internal controls provisions of the FCPA. The Parent Company recorded charges associated with this matter during the fiscal year ended January 31, 2009.
SALE OF SHARES OF VERINT SYSTEMS’ COMMON STOCK
Effective July 15, 2010, the Parent Company made a demand pursuant to the Original Registration Rights Agreement to have up to 2.8 million shares of Verint Systems’ common stock registered in a registration statement on Form S-1. On January 14, 2011, CTI completed the sale of 2.3 million shares of Verint Systems’ common stock in a secondary public offering for aggregate proceeds net of underwriting discounts and commissions of $76.5 million. The sale of shares of Verint Systems’ common stock was accounted for as an equity transaction. As a result, for the fiscal year ended January 31, 2011, the Parent Company increased “Additional paid-in capital” by $52.2 million, increased “Accumulated other comprehensive income” by $2.6 million and reduced investments in subsidiaries by $4.5 million. See Note 24, Related Party Transactions, Sale of Shares of Verint Systems’ Common Stock, of the consolidated financial statements for a more detailed discussion.
PERPETUAL PREFERRED STOCK OF SUBSIDIARY
On May 25, 2007, the Parent Company entered into an agreement with its subsidiary, Verint Systems, to purchase an aggregate of 293,000 shares of Verint Systems’ Series A Convertible Perpetual Preferred Stock (the “preferred stock”) for an aggregate purchase price of $293.0 million. See Note 24, Related Party Transactions, Verint’s Series A Convertible Perpetual Preferred Stock, of the consolidated financial statements for a more comprehensive discussion, including the terms of the preferred stock.
ULTICOM’S SPECIAL CASH DIVIDENDS
In December 2010, Ulticom, Inc. paid a special cash dividend in the aggregate amount of $64.1 million to its shareholders of which the Parent Company received $42.4 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders. The special cash dividend was paid immediately prior to the Ulticom Sale.
In April 2009, Ulticom, Inc. paid a special cash dividend of $199.6 million to its shareholders, of which the Parent Company received $135.3 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders.
See Note 24, Related Party Transactions, Ulticom’s 2010 Special Cash Dividend and Ulticom’s 2009 Special Cash Dividend and Stock Option Modification, of the consolidated financial statements for further disclosure relating to Ulticom’s special cash dividends.
DISCONTINUED OPERATIONS
Comverse was a wholly-owned subsidiary prior to the completion of the Share Distribution on October 31, 2012. Starhome was a majority-owned subsidiary prior to the completion of the Starhome Disposition on October 19, 2012 and Ulticom, Inc. was a majority-owned publicly-traded subsidiary of the Parent Company prior to its sale on December 3, 2010. For a more comprehensive discussion of the Comverse distribution, Starhome Disposition and Ulticom Sale, see Note 18, Discontinued Operations, of the consolidated financial statements.
The equity in losses of Comverse, Starhome and Ulticom, net of tax, and the gain on the sale of Ulticom, net of tax of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
The amounts included in discontinued operations were as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
Equity in losses of discontinued operations, net of tax	$(3,484)	$(90,651)	$(270,408)
Gain on sale of discontinued operation, net of tax	—	2,927	—
Loss from discontinued operation, net of tax	$(3,484)	$(87,724)	$(270,408)

Condensed Statements of Operations	12 Months Ended
Jan. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Financial Information of Parent Company Only Disclosure

	January 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$171,046	$197,840
Restricted cash	—	33,367
Auction rate securities	272	72,441
Prepaid expenses and other current assets	3,808	2,242
Total current assets	175,126	305,890
Property and equipment, net	1,564	1,815
Advances to and investments in subsidiaries	343,601	313,960
Other assets	800	1,662
Total assets	$521,091	$623,327
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and other current liabilities	$27,757	$37,797
Convertible debt obligations	2,195	2,195
Litigation settlement	—	146,150
Total current liabilities	29,952	186,142
Other long-term liabilities	49,631	24,177
Total liabilities	79,583	210,319
Commitments and contingencies
Equity:
Common stock, $0.10 par value—authorized, 600,000,000 shares; issued, 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,553,916, respectively	21,971	20,494
Treasury stock, at cost, 1,071,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,870	2,089,501
Accumulated deficit	(1,762,517)	(1,703,791)
Accumulated other comprehensive (loss) income	(8,805)	10,288
Total equity	441,508	413,008
Total liabilities and equity	$521,091	$623,327
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Management fees	$—	$—	$60
Selling, general and administrative expenses	(83,406)	(96,696)	(56,692)
Litigation settlement	(4,880)	17,500	—
Loss from operations	(88,286)	(79,196)	(56,632)
Interest income	1,758	1,922	3,271
Interest expense	(14)	(10)	(103)
Other-than-temporary impairment of investments	—	(407)	(6,914)
Other income	29,587	17,184	92
Loss before income taxes	(56,955)	(60,507)	(60,286)
Income tax benefit	1,408	8,712	50,143
Equity in losses of subsidiaries from continuing operations, net of tax	305	6,413	13,147
Net loss from continuing operations	(55,242)	(45,382)	3,004
Loss from discontinued operations, net of tax	(3,484)	(87,724)	(270,408)
Net loss	$(58,726)	$(133,106)	$(267,404)
Weighted average shares outstanding
Basic	208,301,686	205,162,720	204,513,420
Diluted	208,301,686	205,162,720	205,241,178
Loss per share:
Basic
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Basic loss per share	$(0.28)	$(0.65)	$(1.31)
Diluted
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Diluted loss per share	$(0.28)	$(0.65)	$(1.31)
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Net loss	$(58,726)	$(133,106)	$(267,404)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	2,772	3,491	8,019
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax	(21,631)	(7,792)	10,730
Unrealized (loss) gain on cash flow hedges, net of reclassification adjustments and tax	(234)	(37)	3,813
Other comprehensive (loss) income	(19,093)	(4,338)	22,562
Comprehensive loss	$(77,819)	$(137,444)	$(244,842)

	Fiscal Years Ended January 31,
	2012	2011	2010
Net cash used in operating activities	$(139,642)	$(97,062)	$(23,045)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	74,950	57,218	26,370
Proceeds from sale of Verint Systems, Inc. shares of common stock	—	76,475	—
Proceeds from sale of Ulticom, Inc.	—	13,211	—
Purchase of property and equipment	(4)	(84)	(891)
Payments from subsidiaries, net	8,449	75,247	6,150
Net change in restricted cash	33,367	(7,223)	(26,144)
Lending under note receivable with Comverse, Inc.	(1,500)	(7,000)	—
Dividend received from discontinued operations	—	42,399	135,323
Net cash provided by investing activities	115,262	250,243	140,808
Cash flows from financing activities:
Advances under promissory note from Comverse, Inc.	—	—	200,000
Repayment of promissory note to Comverse, Inc.	—	—	(200,000)
Repurchase of convertible debt obligations	—	—	(417,282)
Repurchase of common stock	(4,527)	(1,906)	(359)
Proceeds from exercise of stock options	2,113	—	—
Net cash used in financing activities	(2,414)	(1,906)	(417,641)
Net increase (decrease) in cash and cash equivalents	(26,794)	151,275	(299,878)
Cash and cash equivalents, beginning of year	197,840	46,565	346,443
Cash and cash equivalents, end of year	$171,046	$197,840	$46,565
See notes to condensed financial statements.
BASIS OF PRESENTATION
Comverse Technology, Inc. (the “Parent Company”) is a holding company that conducts substantially all of its business operations through its subsidiaries. Under a parent-only presentation, the Parent Company’s investments in its consolidated subsidiaries are presented under the equity method of accounting. Losses of a subsidiary, if any, are applied against the investment in subsidiary balance and then to the balance of the advances to the subsidiary if the investment in subsidiary balance has been reduced to zero. Accordingly, non-trade advances to subsidiaries and investments in subsidiaries are presented together as “Advances to and investments in subsidiaries” on the condensed balance sheets. These parent-only condensed financial statements should be read in conjunction with Comverse Technology, Inc.’s audited consolidated financial statements included elsewhere in this Current Report.
Comverse
On October 31, 2012, the Parent Company completed its previously announced spin-off of Comverse as an independent, publicly-traded company, accomplished by means of a pro rata distribution of 100% of Comverse's outstanding common shares to Parent Company's shareholders (the “Share Distribution”). Following the Share Distribution, the Parent Company no longer holds any of Comverse's outstanding capital stock.
Immediately prior to the Share Distribution, the Parent Company contributed to Comverse Exalink Ltd. (“Exalink”), its wholly-owned subsidiary. Other than holding certain intellectual property rights, Exalink has no operations. Following the Share Distribution, Comverse and the Parent Company operate independently, and neither have any ownership interest in the other. In order to govern certain ongoing relationships between the Parent Company and Comverse after the Share Distribution and to provide mechanisms for an orderly transition, Parent Company and Comverse entered into agreements relating to the provision of certain services and setting forth certain rights and obligations between them following the Share Distribution, and Parent Company and Comverse agreed, among other things, to indemnify each other against certain liabilities arising from their respective businesses and the services that will be provided under such agreements (see Note 8, Discontinued Operations).
As a result of the Share Distribution, the results of operations of Comverse are included in discontinued operations, less applicable income taxes, as a separate component of net income (loss) in the Parent Company's condensed statements of operations for all periods presented. The net investment in Comverse is included in discontinued operations as separate components to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Starhome
On August 1, 2012, the Parent Company, certain other Starhome shareholders and Starhome entered into a Share Purchase Agreement (the “Starhome Share Purchase Agreement”) with Fortissimo Capital Fund II (Israel), L.P., Fortissimo Capital Fund III (Israel), L.P. and Fortissimo Capital Fund III (Cayman), L.P. (collectively, “Fortissimo”) pursuant to which Fortissimo agreed to purchase all of the outstanding share capital of Starhome (the “Starhome Disposition”). On September 19, 2012, the Parent Company, contributed to Comverse its interest in Starhome, including its rights and obligations under the Starhome Share Purchase Agreement. The Starhome Disposition was completed on October 19, 2012.
Under the terms of the Starhome Share Purchase Agreement, Starhome's shareholders received aggregate cash proceeds of approximately $81.3 million, subject to adjustment for fees, transaction expenses and certain taxes. Of this amount, $10.5 million is held in escrow to cover potential post-closing indemnification claims, with $5.5 million being released after 18 months (less any claims made on or prior to such date) and the remainder released after 24 months, in each case, less any claims made on or prior to such dates. Comverse received aggregate net cash consideration (including amounts deposited in escrow at closing) of approximately $37.2 million, after payments that the Parent Company agreed to make to certain other Starhome shareholders of $4.5 million.
The Parent Company and the other Starhome shareholders have made customary representations and warranties and covenants in the Starhome Share Purchase Agreement, including an agreement not to solicit Starhome employees or interfere with Starhome's clients, customers, suppliers, licensors or other business relationships for a period of four years following the closing. the Parent Company has also agreed for a period of four years following the closing (October 19, 2012) that it will not, and will cause its affiliates (other than Verint) not to, create, design, develop or offer for sale any product or service which directly competes with any products or services offered by Starhome, subject to certain limited exceptions.
As a result of the Starhome Disposition the results of operations of Starhome are included in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company's condensed statements of operations for all periods presented. The net investment in Starhome is included in discontinued operations as a separate component to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Sale of Ulticom
On December 3, 2010, the Parent Company sold its subsidiary, Ulticom, Inc. to a third party (the “Ulticom Sale”) for an aggregate consideration of up to $17.2 million. As a result of the Ulticom Sale, the results of operations of Ulticom, including the gain on the Ulticom sale of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2011 and 2010, respectively.
Verint Strategic Alternative Exploration
The Parent Company is exploring all options to maximize the value of its equity interests in Verint for the benefit of the shareholders of both the Parent Company and Verint. The ultimate execution of any alternative will take into account a number of considerations, including, without limitation, tax efficiency and, depending upon the circumstances, the separate recommendation of Verint's directors who are not directors or officers of the Parent Company.
Restrictions on Access to Subsidiary Cash
The Parent Company’s Verint subsidiary has long-term debt outstanding as of January 31, 2012 and 2011 under a credit agreement that contains certain restrictive covenants which, among other things, preclude Verint Systems from paying cash dividends and limit its ability to make asset distributions to its stockholders, including the Parent Company. As the restricted net assets represent a significant portion of the Company’s consolidated net assets, these condensed financial statements have been presented on a “parent-only” basis.
RESTRICTED CASH AND AUCTION RATE SECURITIES
As of January 31, 2011, restricted cash includes proceeds received from sales and redemptions of auction rate securities (“ARS”) (including interest thereon) that were restricted under the terms of the consolidated shareholder class action settlement agreement. In addition, as of January 31, 2011, all ARS were restricted pursuant to such settlement agreement. See Note 3, Investments, and Note 25, Commitments and Contingencies, of the consolidated financial statements for disclosures relating to restrictions on ARS and cash proceeds from the sale and redemption of ARS. As of January 31, 2011, $33.4 million of sales proceeds (including interest thereon) were classified in “Restricted cash.”
During the fourth quarter of the fiscal year ended January 31, 2012, the Parent Company paid all remaining amounts under the settlement agreement using restricted cash received from sales and redemptions of ARS and shares of its common stock and, accordingly, all ARS and remaining cash proceeds received from sales and redemptions of ARS became unrestricted. Accordingly, as of January 31, 2012, there was no restricted cash balance on the Parent Company's condensed balance sheet.
DEBT
As of January 31, 2012 and 2011, the Parent Company had $2.2 million in aggregate principal amount of outstanding convertible debt obligations (the “Convertible Debt Obligations”). During the fiscal year ended January 31, 2010, the Parent Company commenced a tender offer, in accordance with the terms of the indenture, pursuant to which the Parent Company purchased $417.3 million in aggregate principal amount of its Convertible Debt Obligations. Refer to Note 11, Debt, of the consolidated financial statements for a description of the significant provisions of the Convertible Debt Obligations.
COMMITMENTS AND CONTINGENCIES
The Parent Company is a party to various actions. For a more comprehensive discussion, see Note 25, Commitments and Contingencies, of the consolidated financial statements.
Shareholder Class and Derivative Actions
In December, 2009, the Parent Company entered into agreements to settle a shareholder class action and consolidated shareholder derivative actions for an aggregate amount of $174.4 million, including legal fees and expenses of the plaintiffs of $9.4 million, which has been accrued for during the fiscal year ended January 31, 2007. The agreement to settle the consolidated shareholder class action was amended on June 19, 2010. Pursuant to the amendment, CTI agreed to waive certain rights to terminate the settlement in exchange for a deferral of the timing of scheduled payments of the settlement consideration and the right to a credit (the “Opt-out Credit”) in respect of a portion of the settlement funds that would have been payable to a class member that elected not to participate in and be bound by the settlement. Under the settlement agreement of the consolidated shareholder class action, the Parent Company paid the plaintiff class $160.2 million, of which $82.5 million was paid through the issuance of 12,462,236 shares of Parent Company common stock.
Opt-Out Plaintiffs' Action
On December 19, 2011, the Parent Company and the Opt-out plaintiff executed a settlement agreement, pursuant to which the Parent Company paid the plaintiffs approximately $9.5 million on December 28, 2011. On January 3, 2012, the parties filed a notice of dismissal, and on January 4, 2012, the Court dismissed the action.
In connection with this matter, the Parent Company recorded a pre-tax charge of $4.9 million for the fiscal year ended January 31, 2012, representing the amount by which the settlement amount exceeded the Opt-out Credit and certain other credits under the settlement agreement of the consolidated shareholder class action.
SEC Civil Actions
On July 13, 2011, the Parent Company entered into an agreement in principle with the SEC's Division of Enforcement regarding the terms of a settlement of the Section 12(j) administrative proceeding, which terms were subsequently reflected in an Offer of Settlement made on July 26, 2011 and which the SEC accepted on September 8, 2011. Under the terms of the settlement, the SEC's Division of Enforcement agreed to recommend that the SEC resolve the Section 12(j) administrative proceeding against the Parent Company if the Parent Company filed its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2010, July 31, 2010 and October 31, 2010 by 5:30 p.m. EDT on September 9, 2011 (which reports were filed on July 28, 2011) and its Quarterly Report for the fiscal quarter ended July 31, 2011 on a timely basis (which report was filed timely on September 8, 2011). On September 16, 2011, the SEC ordered termination of the Section 12(j) administrative proceeding and entry of final judgment without the imposition of a remedy under such section. With the entry of final judgment, the Section 12(j) administrative proceeding has been resolved.
Investigation of Alleged Unlawful Payments
On April 7, 2011, the Parent Company entered into a non-prosecution agreement with the DOJ and the SEC submitted a settlement agreement with the Parent Company to the United States District Court for the Eastern District of New York for its approval, which was obtained on April 12, 2011. These agreements resolved allegations that the Parent Company and certain of its foreign subsidiaries violated the books and records and internal controls provisions of the U.S. Foreign Corrupt Practices Act (the "FCPA").
Under the non-prosecution agreement with the DOJ, the Parent Company paid a fine of $1.2 million to the DOJ and agreed to continue to implement improvements in its internal controls and anti-corruption practices and policies. Under its settlement agreement with the SEC, the Parent Company paid approximately $1.6 million in disgorgement and pre-judgment interest and is required under a conduct-based injunction to comply with the books and records and internal controls provisions of the FCPA. The Parent Company recorded charges associated with this matter during the fiscal year ended January 31, 2009.
SALE OF SHARES OF VERINT SYSTEMS’ COMMON STOCK
Effective July 15, 2010, the Parent Company made a demand pursuant to the Original Registration Rights Agreement to have up to 2.8 million shares of Verint Systems’ common stock registered in a registration statement on Form S-1. On January 14, 2011, CTI completed the sale of 2.3 million shares of Verint Systems’ common stock in a secondary public offering for aggregate proceeds net of underwriting discounts and commissions of $76.5 million. The sale of shares of Verint Systems’ common stock was accounted for as an equity transaction. As a result, for the fiscal year ended January 31, 2011, the Parent Company increased “Additional paid-in capital” by $52.2 million, increased “Accumulated other comprehensive income” by $2.6 million and reduced investments in subsidiaries by $4.5 million. See Note 24, Related Party Transactions, Sale of Shares of Verint Systems’ Common Stock, of the consolidated financial statements for a more detailed discussion.
PERPETUAL PREFERRED STOCK OF SUBSIDIARY
On May 25, 2007, the Parent Company entered into an agreement with its subsidiary, Verint Systems, to purchase an aggregate of 293,000 shares of Verint Systems’ Series A Convertible Perpetual Preferred Stock (the “preferred stock”) for an aggregate purchase price of $293.0 million. See Note 24, Related Party Transactions, Verint’s Series A Convertible Perpetual Preferred Stock, of the consolidated financial statements for a more comprehensive discussion, including the terms of the preferred stock.
ULTICOM’S SPECIAL CASH DIVIDENDS
In December 2010, Ulticom, Inc. paid a special cash dividend in the aggregate amount of $64.1 million to its shareholders of which the Parent Company received $42.4 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders. The special cash dividend was paid immediately prior to the Ulticom Sale.
In April 2009, Ulticom, Inc. paid a special cash dividend of $199.6 million to its shareholders, of which the Parent Company received $135.3 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders.
See Note 24, Related Party Transactions, Ulticom’s 2010 Special Cash Dividend and Ulticom’s 2009 Special Cash Dividend and Stock Option Modification, of the consolidated financial statements for further disclosure relating to Ulticom’s special cash dividends.
DISCONTINUED OPERATIONS
Comverse was a wholly-owned subsidiary prior to the completion of the Share Distribution on October 31, 2012. Starhome was a majority-owned subsidiary prior to the completion of the Starhome Disposition on October 19, 2012 and Ulticom, Inc. was a majority-owned publicly-traded subsidiary of the Parent Company prior to its sale on December 3, 2010. For a more comprehensive discussion of the Comverse distribution, Starhome Disposition and Ulticom Sale, see Note 18, Discontinued Operations, of the consolidated financial statements.
The equity in losses of Comverse, Starhome and Ulticom, net of tax, and the gain on the sale of Ulticom, net of tax of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
The amounts included in discontinued operations were as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
Equity in losses of discontinued operations, net of tax	$(3,484)	$(90,651)	$(270,408)
Gain on sale of discontinued operation, net of tax	—	2,927	—
Loss from discontinued operation, net of tax	$(3,484)	$(87,724)	$(270,408)

Condensed Statements of Comprehensive Loss	12 Months Ended
Jan. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Financial Information of Parent Company Only Disclosure

	January 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$171,046	$197,840
Restricted cash	—	33,367
Auction rate securities	272	72,441
Prepaid expenses and other current assets	3,808	2,242
Total current assets	175,126	305,890
Property and equipment, net	1,564	1,815
Advances to and investments in subsidiaries	343,601	313,960
Other assets	800	1,662
Total assets	$521,091	$623,327
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and other current liabilities	$27,757	$37,797
Convertible debt obligations	2,195	2,195
Litigation settlement	—	146,150
Total current liabilities	29,952	186,142
Other long-term liabilities	49,631	24,177
Total liabilities	79,583	210,319
Commitments and contingencies
Equity:
Common stock, $0.10 par value—authorized, 600,000,000 shares; issued, 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,553,916, respectively	21,971	20,494
Treasury stock, at cost, 1,071,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,870	2,089,501
Accumulated deficit	(1,762,517)	(1,703,791)
Accumulated other comprehensive (loss) income	(8,805)	10,288
Total equity	441,508	413,008
Total liabilities and equity	$521,091	$623,327
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Management fees	$—	$—	$60
Selling, general and administrative expenses	(83,406)	(96,696)	(56,692)
Litigation settlement	(4,880)	17,500	—
Loss from operations	(88,286)	(79,196)	(56,632)
Interest income	1,758	1,922	3,271
Interest expense	(14)	(10)	(103)
Other-than-temporary impairment of investments	—	(407)	(6,914)
Other income	29,587	17,184	92
Loss before income taxes	(56,955)	(60,507)	(60,286)
Income tax benefit	1,408	8,712	50,143
Equity in losses of subsidiaries from continuing operations, net of tax	305	6,413	13,147
Net loss from continuing operations	(55,242)	(45,382)	3,004
Loss from discontinued operations, net of tax	(3,484)	(87,724)	(270,408)
Net loss	$(58,726)	$(133,106)	$(267,404)
Weighted average shares outstanding
Basic	208,301,686	205,162,720	204,513,420
Diluted	208,301,686	205,162,720	205,241,178
Loss per share:
Basic
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Basic loss per share	$(0.28)	$(0.65)	$(1.31)
Diluted
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Diluted loss per share	$(0.28)	$(0.65)	$(1.31)
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Net loss	$(58,726)	$(133,106)	$(267,404)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	2,772	3,491	8,019
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax	(21,631)	(7,792)	10,730
Unrealized (loss) gain on cash flow hedges, net of reclassification adjustments and tax	(234)	(37)	3,813
Other comprehensive (loss) income	(19,093)	(4,338)	22,562
Comprehensive loss	$(77,819)	$(137,444)	$(244,842)

	Fiscal Years Ended January 31,
	2012	2011	2010
Net cash used in operating activities	$(139,642)	$(97,062)	$(23,045)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	74,950	57,218	26,370
Proceeds from sale of Verint Systems, Inc. shares of common stock	—	76,475	—
Proceeds from sale of Ulticom, Inc.	—	13,211	—
Purchase of property and equipment	(4)	(84)	(891)
Payments from subsidiaries, net	8,449	75,247	6,150
Net change in restricted cash	33,367	(7,223)	(26,144)
Lending under note receivable with Comverse, Inc.	(1,500)	(7,000)	—
Dividend received from discontinued operations	—	42,399	135,323
Net cash provided by investing activities	115,262	250,243	140,808
Cash flows from financing activities:
Advances under promissory note from Comverse, Inc.	—	—	200,000
Repayment of promissory note to Comverse, Inc.	—	—	(200,000)
Repurchase of convertible debt obligations	—	—	(417,282)
Repurchase of common stock	(4,527)	(1,906)	(359)
Proceeds from exercise of stock options	2,113	—	—
Net cash used in financing activities	(2,414)	(1,906)	(417,641)
Net increase (decrease) in cash and cash equivalents	(26,794)	151,275	(299,878)
Cash and cash equivalents, beginning of year	197,840	46,565	346,443
Cash and cash equivalents, end of year	$171,046	$197,840	$46,565
See notes to condensed financial statements.
BASIS OF PRESENTATION
Comverse Technology, Inc. (the “Parent Company”) is a holding company that conducts substantially all of its business operations through its subsidiaries. Under a parent-only presentation, the Parent Company’s investments in its consolidated subsidiaries are presented under the equity method of accounting. Losses of a subsidiary, if any, are applied against the investment in subsidiary balance and then to the balance of the advances to the subsidiary if the investment in subsidiary balance has been reduced to zero. Accordingly, non-trade advances to subsidiaries and investments in subsidiaries are presented together as “Advances to and investments in subsidiaries” on the condensed balance sheets. These parent-only condensed financial statements should be read in conjunction with Comverse Technology, Inc.’s audited consolidated financial statements included elsewhere in this Current Report.
Comverse
On October 31, 2012, the Parent Company completed its previously announced spin-off of Comverse as an independent, publicly-traded company, accomplished by means of a pro rata distribution of 100% of Comverse's outstanding common shares to Parent Company's shareholders (the “Share Distribution”). Following the Share Distribution, the Parent Company no longer holds any of Comverse's outstanding capital stock.
Immediately prior to the Share Distribution, the Parent Company contributed to Comverse Exalink Ltd. (“Exalink”), its wholly-owned subsidiary. Other than holding certain intellectual property rights, Exalink has no operations. Following the Share Distribution, Comverse and the Parent Company operate independently, and neither have any ownership interest in the other. In order to govern certain ongoing relationships between the Parent Company and Comverse after the Share Distribution and to provide mechanisms for an orderly transition, Parent Company and Comverse entered into agreements relating to the provision of certain services and setting forth certain rights and obligations between them following the Share Distribution, and Parent Company and Comverse agreed, among other things, to indemnify each other against certain liabilities arising from their respective businesses and the services that will be provided under such agreements (see Note 8, Discontinued Operations).
As a result of the Share Distribution, the results of operations of Comverse are included in discontinued operations, less applicable income taxes, as a separate component of net income (loss) in the Parent Company's condensed statements of operations for all periods presented. The net investment in Comverse is included in discontinued operations as separate components to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Starhome
On August 1, 2012, the Parent Company, certain other Starhome shareholders and Starhome entered into a Share Purchase Agreement (the “Starhome Share Purchase Agreement”) with Fortissimo Capital Fund II (Israel), L.P., Fortissimo Capital Fund III (Israel), L.P. and Fortissimo Capital Fund III (Cayman), L.P. (collectively, “Fortissimo”) pursuant to which Fortissimo agreed to purchase all of the outstanding share capital of Starhome (the “Starhome Disposition”). On September 19, 2012, the Parent Company, contributed to Comverse its interest in Starhome, including its rights and obligations under the Starhome Share Purchase Agreement. The Starhome Disposition was completed on October 19, 2012.
Under the terms of the Starhome Share Purchase Agreement, Starhome's shareholders received aggregate cash proceeds of approximately $81.3 million, subject to adjustment for fees, transaction expenses and certain taxes. Of this amount, $10.5 million is held in escrow to cover potential post-closing indemnification claims, with $5.5 million being released after 18 months (less any claims made on or prior to such date) and the remainder released after 24 months, in each case, less any claims made on or prior to such dates. Comverse received aggregate net cash consideration (including amounts deposited in escrow at closing) of approximately $37.2 million, after payments that the Parent Company agreed to make to certain other Starhome shareholders of $4.5 million.
The Parent Company and the other Starhome shareholders have made customary representations and warranties and covenants in the Starhome Share Purchase Agreement, including an agreement not to solicit Starhome employees or interfere with Starhome's clients, customers, suppliers, licensors or other business relationships for a period of four years following the closing. the Parent Company has also agreed for a period of four years following the closing (October 19, 2012) that it will not, and will cause its affiliates (other than Verint) not to, create, design, develop or offer for sale any product or service which directly competes with any products or services offered by Starhome, subject to certain limited exceptions.
As a result of the Starhome Disposition the results of operations of Starhome are included in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company's condensed statements of operations for all periods presented. The net investment in Starhome is included in discontinued operations as a separate component to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Sale of Ulticom
On December 3, 2010, the Parent Company sold its subsidiary, Ulticom, Inc. to a third party (the “Ulticom Sale”) for an aggregate consideration of up to $17.2 million. As a result of the Ulticom Sale, the results of operations of Ulticom, including the gain on the Ulticom sale of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2011 and 2010, respectively.
Verint Strategic Alternative Exploration
The Parent Company is exploring all options to maximize the value of its equity interests in Verint for the benefit of the shareholders of both the Parent Company and Verint. The ultimate execution of any alternative will take into account a number of considerations, including, without limitation, tax efficiency and, depending upon the circumstances, the separate recommendation of Verint's directors who are not directors or officers of the Parent Company.
Restrictions on Access to Subsidiary Cash
The Parent Company’s Verint subsidiary has long-term debt outstanding as of January 31, 2012 and 2011 under a credit agreement that contains certain restrictive covenants which, among other things, preclude Verint Systems from paying cash dividends and limit its ability to make asset distributions to its stockholders, including the Parent Company. As the restricted net assets represent a significant portion of the Company’s consolidated net assets, these condensed financial statements have been presented on a “parent-only” basis.
RESTRICTED CASH AND AUCTION RATE SECURITIES
As of January 31, 2011, restricted cash includes proceeds received from sales and redemptions of auction rate securities (“ARS”) (including interest thereon) that were restricted under the terms of the consolidated shareholder class action settlement agreement. In addition, as of January 31, 2011, all ARS were restricted pursuant to such settlement agreement. See Note 3, Investments, and Note 25, Commitments and Contingencies, of the consolidated financial statements for disclosures relating to restrictions on ARS and cash proceeds from the sale and redemption of ARS. As of January 31, 2011, $33.4 million of sales proceeds (including interest thereon) were classified in “Restricted cash.”
During the fourth quarter of the fiscal year ended January 31, 2012, the Parent Company paid all remaining amounts under the settlement agreement using restricted cash received from sales and redemptions of ARS and shares of its common stock and, accordingly, all ARS and remaining cash proceeds received from sales and redemptions of ARS became unrestricted. Accordingly, as of January 31, 2012, there was no restricted cash balance on the Parent Company's condensed balance sheet.
DEBT
As of January 31, 2012 and 2011, the Parent Company had $2.2 million in aggregate principal amount of outstanding convertible debt obligations (the “Convertible Debt Obligations”). During the fiscal year ended January 31, 2010, the Parent Company commenced a tender offer, in accordance with the terms of the indenture, pursuant to which the Parent Company purchased $417.3 million in aggregate principal amount of its Convertible Debt Obligations. Refer to Note 11, Debt, of the consolidated financial statements for a description of the significant provisions of the Convertible Debt Obligations.
COMMITMENTS AND CONTINGENCIES
The Parent Company is a party to various actions. For a more comprehensive discussion, see Note 25, Commitments and Contingencies, of the consolidated financial statements.
Shareholder Class and Derivative Actions
In December, 2009, the Parent Company entered into agreements to settle a shareholder class action and consolidated shareholder derivative actions for an aggregate amount of $174.4 million, including legal fees and expenses of the plaintiffs of $9.4 million, which has been accrued for during the fiscal year ended January 31, 2007. The agreement to settle the consolidated shareholder class action was amended on June 19, 2010. Pursuant to the amendment, CTI agreed to waive certain rights to terminate the settlement in exchange for a deferral of the timing of scheduled payments of the settlement consideration and the right to a credit (the “Opt-out Credit”) in respect of a portion of the settlement funds that would have been payable to a class member that elected not to participate in and be bound by the settlement. Under the settlement agreement of the consolidated shareholder class action, the Parent Company paid the plaintiff class $160.2 million, of which $82.5 million was paid through the issuance of 12,462,236 shares of Parent Company common stock.
Opt-Out Plaintiffs' Action
On December 19, 2011, the Parent Company and the Opt-out plaintiff executed a settlement agreement, pursuant to which the Parent Company paid the plaintiffs approximately $9.5 million on December 28, 2011. On January 3, 2012, the parties filed a notice of dismissal, and on January 4, 2012, the Court dismissed the action.
In connection with this matter, the Parent Company recorded a pre-tax charge of $4.9 million for the fiscal year ended January 31, 2012, representing the amount by which the settlement amount exceeded the Opt-out Credit and certain other credits under the settlement agreement of the consolidated shareholder class action.
SEC Civil Actions
On July 13, 2011, the Parent Company entered into an agreement in principle with the SEC's Division of Enforcement regarding the terms of a settlement of the Section 12(j) administrative proceeding, which terms were subsequently reflected in an Offer of Settlement made on July 26, 2011 and which the SEC accepted on September 8, 2011. Under the terms of the settlement, the SEC's Division of Enforcement agreed to recommend that the SEC resolve the Section 12(j) administrative proceeding against the Parent Company if the Parent Company filed its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2010, July 31, 2010 and October 31, 2010 by 5:30 p.m. EDT on September 9, 2011 (which reports were filed on July 28, 2011) and its Quarterly Report for the fiscal quarter ended July 31, 2011 on a timely basis (which report was filed timely on September 8, 2011). On September 16, 2011, the SEC ordered termination of the Section 12(j) administrative proceeding and entry of final judgment without the imposition of a remedy under such section. With the entry of final judgment, the Section 12(j) administrative proceeding has been resolved.
Investigation of Alleged Unlawful Payments
On April 7, 2011, the Parent Company entered into a non-prosecution agreement with the DOJ and the SEC submitted a settlement agreement with the Parent Company to the United States District Court for the Eastern District of New York for its approval, which was obtained on April 12, 2011. These agreements resolved allegations that the Parent Company and certain of its foreign subsidiaries violated the books and records and internal controls provisions of the U.S. Foreign Corrupt Practices Act (the "FCPA").
Under the non-prosecution agreement with the DOJ, the Parent Company paid a fine of $1.2 million to the DOJ and agreed to continue to implement improvements in its internal controls and anti-corruption practices and policies. Under its settlement agreement with the SEC, the Parent Company paid approximately $1.6 million in disgorgement and pre-judgment interest and is required under a conduct-based injunction to comply with the books and records and internal controls provisions of the FCPA. The Parent Company recorded charges associated with this matter during the fiscal year ended January 31, 2009.
SALE OF SHARES OF VERINT SYSTEMS’ COMMON STOCK
Effective July 15, 2010, the Parent Company made a demand pursuant to the Original Registration Rights Agreement to have up to 2.8 million shares of Verint Systems’ common stock registered in a registration statement on Form S-1. On January 14, 2011, CTI completed the sale of 2.3 million shares of Verint Systems’ common stock in a secondary public offering for aggregate proceeds net of underwriting discounts and commissions of $76.5 million. The sale of shares of Verint Systems’ common stock was accounted for as an equity transaction. As a result, for the fiscal year ended January 31, 2011, the Parent Company increased “Additional paid-in capital” by $52.2 million, increased “Accumulated other comprehensive income” by $2.6 million and reduced investments in subsidiaries by $4.5 million. See Note 24, Related Party Transactions, Sale of Shares of Verint Systems’ Common Stock, of the consolidated financial statements for a more detailed discussion.
PERPETUAL PREFERRED STOCK OF SUBSIDIARY
On May 25, 2007, the Parent Company entered into an agreement with its subsidiary, Verint Systems, to purchase an aggregate of 293,000 shares of Verint Systems’ Series A Convertible Perpetual Preferred Stock (the “preferred stock”) for an aggregate purchase price of $293.0 million. See Note 24, Related Party Transactions, Verint’s Series A Convertible Perpetual Preferred Stock, of the consolidated financial statements for a more comprehensive discussion, including the terms of the preferred stock.
ULTICOM’S SPECIAL CASH DIVIDENDS
In December 2010, Ulticom, Inc. paid a special cash dividend in the aggregate amount of $64.1 million to its shareholders of which the Parent Company received $42.4 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders. The special cash dividend was paid immediately prior to the Ulticom Sale.
In April 2009, Ulticom, Inc. paid a special cash dividend of $199.6 million to its shareholders, of which the Parent Company received $135.3 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders.
See Note 24, Related Party Transactions, Ulticom’s 2010 Special Cash Dividend and Ulticom’s 2009 Special Cash Dividend and Stock Option Modification, of the consolidated financial statements for further disclosure relating to Ulticom’s special cash dividends.
DISCONTINUED OPERATIONS
Comverse was a wholly-owned subsidiary prior to the completion of the Share Distribution on October 31, 2012. Starhome was a majority-owned subsidiary prior to the completion of the Starhome Disposition on October 19, 2012 and Ulticom, Inc. was a majority-owned publicly-traded subsidiary of the Parent Company prior to its sale on December 3, 2010. For a more comprehensive discussion of the Comverse distribution, Starhome Disposition and Ulticom Sale, see Note 18, Discontinued Operations, of the consolidated financial statements.
The equity in losses of Comverse, Starhome and Ulticom, net of tax, and the gain on the sale of Ulticom, net of tax of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
The amounts included in discontinued operations were as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
Equity in losses of discontinued operations, net of tax	$(3,484)	$(90,651)	$(270,408)
Gain on sale of discontinued operation, net of tax	—	2,927	—
Loss from discontinued operation, net of tax	$(3,484)	$(87,724)	$(270,408)

Condensed Statements of Cash Flows	12 Months Ended
Jan. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Financial Information of Parent Company Only Disclosure

	January 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$171,046	$197,840
Restricted cash	—	33,367
Auction rate securities	272	72,441
Prepaid expenses and other current assets	3,808	2,242
Total current assets	175,126	305,890
Property and equipment, net	1,564	1,815
Advances to and investments in subsidiaries	343,601	313,960
Other assets	800	1,662
Total assets	$521,091	$623,327
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and other current liabilities	$27,757	$37,797
Convertible debt obligations	2,195	2,195
Litigation settlement	—	146,150
Total current liabilities	29,952	186,142
Other long-term liabilities	49,631	24,177
Total liabilities	79,583	210,319
Commitments and contingencies
Equity:
Common stock, $0.10 par value—authorized, 600,000,000 shares; issued, 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,553,916, respectively	21,971	20,494
Treasury stock, at cost, 1,071,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,870	2,089,501
Accumulated deficit	(1,762,517)	(1,703,791)
Accumulated other comprehensive (loss) income	(8,805)	10,288
Total equity	441,508	413,008
Total liabilities and equity	$521,091	$623,327
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Management fees	$—	$—	$60
Selling, general and administrative expenses	(83,406)	(96,696)	(56,692)
Litigation settlement	(4,880)	17,500	—
Loss from operations	(88,286)	(79,196)	(56,632)
Interest income	1,758	1,922	3,271
Interest expense	(14)	(10)	(103)
Other-than-temporary impairment of investments	—	(407)	(6,914)
Other income	29,587	17,184	92
Loss before income taxes	(56,955)	(60,507)	(60,286)
Income tax benefit	1,408	8,712	50,143
Equity in losses of subsidiaries from continuing operations, net of tax	305	6,413	13,147
Net loss from continuing operations	(55,242)	(45,382)	3,004
Loss from discontinued operations, net of tax	(3,484)	(87,724)	(270,408)
Net loss	$(58,726)	$(133,106)	$(267,404)
Weighted average shares outstanding
Basic	208,301,686	205,162,720	204,513,420
Diluted	208,301,686	205,162,720	205,241,178
Loss per share:
Basic
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Basic loss per share	$(0.28)	$(0.65)	$(1.31)
Diluted
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Diluted loss per share	$(0.28)	$(0.65)	$(1.31)
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Net loss	$(58,726)	$(133,106)	$(267,404)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	2,772	3,491	8,019
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax	(21,631)	(7,792)	10,730
Unrealized (loss) gain on cash flow hedges, net of reclassification adjustments and tax	(234)	(37)	3,813
Other comprehensive (loss) income	(19,093)	(4,338)	22,562
Comprehensive loss	$(77,819)	$(137,444)	$(244,842)

	Fiscal Years Ended January 31,
	2012	2011	2010
Net cash used in operating activities	$(139,642)	$(97,062)	$(23,045)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	74,950	57,218	26,370
Proceeds from sale of Verint Systems, Inc. shares of common stock	—	76,475	—
Proceeds from sale of Ulticom, Inc.	—	13,211	—
Purchase of property and equipment	(4)	(84)	(891)
Payments from subsidiaries, net	8,449	75,247	6,150
Net change in restricted cash	33,367	(7,223)	(26,144)
Lending under note receivable with Comverse, Inc.	(1,500)	(7,000)	—
Dividend received from discontinued operations	—	42,399	135,323
Net cash provided by investing activities	115,262	250,243	140,808
Cash flows from financing activities:
Advances under promissory note from Comverse, Inc.	—	—	200,000
Repayment of promissory note to Comverse, Inc.	—	—	(200,000)
Repurchase of convertible debt obligations	—	—	(417,282)
Repurchase of common stock	(4,527)	(1,906)	(359)
Proceeds from exercise of stock options	2,113	—	—
Net cash used in financing activities	(2,414)	(1,906)	(417,641)
Net increase (decrease) in cash and cash equivalents	(26,794)	151,275	(299,878)
Cash and cash equivalents, beginning of year	197,840	46,565	346,443
Cash and cash equivalents, end of year	$171,046	$197,840	$46,565
See notes to condensed financial statements.
BASIS OF PRESENTATION
Comverse Technology, Inc. (the “Parent Company”) is a holding company that conducts substantially all of its business operations through its subsidiaries. Under a parent-only presentation, the Parent Company’s investments in its consolidated subsidiaries are presented under the equity method of accounting. Losses of a subsidiary, if any, are applied against the investment in subsidiary balance and then to the balance of the advances to the subsidiary if the investment in subsidiary balance has been reduced to zero. Accordingly, non-trade advances to subsidiaries and investments in subsidiaries are presented together as “Advances to and investments in subsidiaries” on the condensed balance sheets. These parent-only condensed financial statements should be read in conjunction with Comverse Technology, Inc.’s audited consolidated financial statements included elsewhere in this Current Report.
Comverse
On October 31, 2012, the Parent Company completed its previously announced spin-off of Comverse as an independent, publicly-traded company, accomplished by means of a pro rata distribution of 100% of Comverse's outstanding common shares to Parent Company's shareholders (the “Share Distribution”). Following the Share Distribution, the Parent Company no longer holds any of Comverse's outstanding capital stock.
Immediately prior to the Share Distribution, the Parent Company contributed to Comverse Exalink Ltd. (“Exalink”), its wholly-owned subsidiary. Other than holding certain intellectual property rights, Exalink has no operations. Following the Share Distribution, Comverse and the Parent Company operate independently, and neither have any ownership interest in the other. In order to govern certain ongoing relationships between the Parent Company and Comverse after the Share Distribution and to provide mechanisms for an orderly transition, Parent Company and Comverse entered into agreements relating to the provision of certain services and setting forth certain rights and obligations between them following the Share Distribution, and Parent Company and Comverse agreed, among other things, to indemnify each other against certain liabilities arising from their respective businesses and the services that will be provided under such agreements (see Note 8, Discontinued Operations).
As a result of the Share Distribution, the results of operations of Comverse are included in discontinued operations, less applicable income taxes, as a separate component of net income (loss) in the Parent Company's condensed statements of operations for all periods presented. The net investment in Comverse is included in discontinued operations as separate components to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Starhome
On August 1, 2012, the Parent Company, certain other Starhome shareholders and Starhome entered into a Share Purchase Agreement (the “Starhome Share Purchase Agreement”) with Fortissimo Capital Fund II (Israel), L.P., Fortissimo Capital Fund III (Israel), L.P. and Fortissimo Capital Fund III (Cayman), L.P. (collectively, “Fortissimo”) pursuant to which Fortissimo agreed to purchase all of the outstanding share capital of Starhome (the “Starhome Disposition”). On September 19, 2012, the Parent Company, contributed to Comverse its interest in Starhome, including its rights and obligations under the Starhome Share Purchase Agreement. The Starhome Disposition was completed on October 19, 2012.
Under the terms of the Starhome Share Purchase Agreement, Starhome's shareholders received aggregate cash proceeds of approximately $81.3 million, subject to adjustment for fees, transaction expenses and certain taxes. Of this amount, $10.5 million is held in escrow to cover potential post-closing indemnification claims, with $5.5 million being released after 18 months (less any claims made on or prior to such date) and the remainder released after 24 months, in each case, less any claims made on or prior to such dates. Comverse received aggregate net cash consideration (including amounts deposited in escrow at closing) of approximately $37.2 million, after payments that the Parent Company agreed to make to certain other Starhome shareholders of $4.5 million.
The Parent Company and the other Starhome shareholders have made customary representations and warranties and covenants in the Starhome Share Purchase Agreement, including an agreement not to solicit Starhome employees or interfere with Starhome's clients, customers, suppliers, licensors or other business relationships for a period of four years following the closing. the Parent Company has also agreed for a period of four years following the closing (October 19, 2012) that it will not, and will cause its affiliates (other than Verint) not to, create, design, develop or offer for sale any product or service which directly competes with any products or services offered by Starhome, subject to certain limited exceptions.
As a result of the Starhome Disposition the results of operations of Starhome are included in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company's condensed statements of operations for all periods presented. The net investment in Starhome is included in discontinued operations as a separate component to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Sale of Ulticom
On December 3, 2010, the Parent Company sold its subsidiary, Ulticom, Inc. to a third party (the “Ulticom Sale”) for an aggregate consideration of up to $17.2 million. As a result of the Ulticom Sale, the results of operations of Ulticom, including the gain on the Ulticom sale of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2011 and 2010, respectively.
Verint Strategic Alternative Exploration
The Parent Company is exploring all options to maximize the value of its equity interests in Verint for the benefit of the shareholders of both the Parent Company and Verint. The ultimate execution of any alternative will take into account a number of considerations, including, without limitation, tax efficiency and, depending upon the circumstances, the separate recommendation of Verint's directors who are not directors or officers of the Parent Company.
Restrictions on Access to Subsidiary Cash
The Parent Company’s Verint subsidiary has long-term debt outstanding as of January 31, 2012 and 2011 under a credit agreement that contains certain restrictive covenants which, among other things, preclude Verint Systems from paying cash dividends and limit its ability to make asset distributions to its stockholders, including the Parent Company. As the restricted net assets represent a significant portion of the Company’s consolidated net assets, these condensed financial statements have been presented on a “parent-only” basis.
RESTRICTED CASH AND AUCTION RATE SECURITIES
As of January 31, 2011, restricted cash includes proceeds received from sales and redemptions of auction rate securities (“ARS”) (including interest thereon) that were restricted under the terms of the consolidated shareholder class action settlement agreement. In addition, as of January 31, 2011, all ARS were restricted pursuant to such settlement agreement. See Note 3, Investments, and Note 25, Commitments and Contingencies, of the consolidated financial statements for disclosures relating to restrictions on ARS and cash proceeds from the sale and redemption of ARS. As of January 31, 2011, $33.4 million of sales proceeds (including interest thereon) were classified in “Restricted cash.”
During the fourth quarter of the fiscal year ended January 31, 2012, the Parent Company paid all remaining amounts under the settlement agreement using restricted cash received from sales and redemptions of ARS and shares of its common stock and, accordingly, all ARS and remaining cash proceeds received from sales and redemptions of ARS became unrestricted. Accordingly, as of January 31, 2012, there was no restricted cash balance on the Parent Company's condensed balance sheet.
DEBT
As of January 31, 2012 and 2011, the Parent Company had $2.2 million in aggregate principal amount of outstanding convertible debt obligations (the “Convertible Debt Obligations”). During the fiscal year ended January 31, 2010, the Parent Company commenced a tender offer, in accordance with the terms of the indenture, pursuant to which the Parent Company purchased $417.3 million in aggregate principal amount of its Convertible Debt Obligations. Refer to Note 11, Debt, of the consolidated financial statements for a description of the significant provisions of the Convertible Debt Obligations.
COMMITMENTS AND CONTINGENCIES
The Parent Company is a party to various actions. For a more comprehensive discussion, see Note 25, Commitments and Contingencies, of the consolidated financial statements.
Shareholder Class and Derivative Actions
In December, 2009, the Parent Company entered into agreements to settle a shareholder class action and consolidated shareholder derivative actions for an aggregate amount of $174.4 million, including legal fees and expenses of the plaintiffs of $9.4 million, which has been accrued for during the fiscal year ended January 31, 2007. The agreement to settle the consolidated shareholder class action was amended on June 19, 2010. Pursuant to the amendment, CTI agreed to waive certain rights to terminate the settlement in exchange for a deferral of the timing of scheduled payments of the settlement consideration and the right to a credit (the “Opt-out Credit”) in respect of a portion of the settlement funds that would have been payable to a class member that elected not to participate in and be bound by the settlement. Under the settlement agreement of the consolidated shareholder class action, the Parent Company paid the plaintiff class $160.2 million, of which $82.5 million was paid through the issuance of 12,462,236 shares of Parent Company common stock.
Opt-Out Plaintiffs' Action
On December 19, 2011, the Parent Company and the Opt-out plaintiff executed a settlement agreement, pursuant to which the Parent Company paid the plaintiffs approximately $9.5 million on December 28, 2011. On January 3, 2012, the parties filed a notice of dismissal, and on January 4, 2012, the Court dismissed the action.
In connection with this matter, the Parent Company recorded a pre-tax charge of $4.9 million for the fiscal year ended January 31, 2012, representing the amount by which the settlement amount exceeded the Opt-out Credit and certain other credits under the settlement agreement of the consolidated shareholder class action.
SEC Civil Actions
On July 13, 2011, the Parent Company entered into an agreement in principle with the SEC's Division of Enforcement regarding the terms of a settlement of the Section 12(j) administrative proceeding, which terms were subsequently reflected in an Offer of Settlement made on July 26, 2011 and which the SEC accepted on September 8, 2011. Under the terms of the settlement, the SEC's Division of Enforcement agreed to recommend that the SEC resolve the Section 12(j) administrative proceeding against the Parent Company if the Parent Company filed its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2010, July 31, 2010 and October 31, 2010 by 5:30 p.m. EDT on September 9, 2011 (which reports were filed on July 28, 2011) and its Quarterly Report for the fiscal quarter ended July 31, 2011 on a timely basis (which report was filed timely on September 8, 2011). On September 16, 2011, the SEC ordered termination of the Section 12(j) administrative proceeding and entry of final judgment without the imposition of a remedy under such section. With the entry of final judgment, the Section 12(j) administrative proceeding has been resolved.
Investigation of Alleged Unlawful Payments
On April 7, 2011, the Parent Company entered into a non-prosecution agreement with the DOJ and the SEC submitted a settlement agreement with the Parent Company to the United States District Court for the Eastern District of New York for its approval, which was obtained on April 12, 2011. These agreements resolved allegations that the Parent Company and certain of its foreign subsidiaries violated the books and records and internal controls provisions of the U.S. Foreign Corrupt Practices Act (the "FCPA").
Under the non-prosecution agreement with the DOJ, the Parent Company paid a fine of $1.2 million to the DOJ and agreed to continue to implement improvements in its internal controls and anti-corruption practices and policies. Under its settlement agreement with the SEC, the Parent Company paid approximately $1.6 million in disgorgement and pre-judgment interest and is required under a conduct-based injunction to comply with the books and records and internal controls provisions of the FCPA. The Parent Company recorded charges associated with this matter during the fiscal year ended January 31, 2009.
SALE OF SHARES OF VERINT SYSTEMS’ COMMON STOCK
Effective July 15, 2010, the Parent Company made a demand pursuant to the Original Registration Rights Agreement to have up to 2.8 million shares of Verint Systems’ common stock registered in a registration statement on Form S-1. On January 14, 2011, CTI completed the sale of 2.3 million shares of Verint Systems’ common stock in a secondary public offering for aggregate proceeds net of underwriting discounts and commissions of $76.5 million. The sale of shares of Verint Systems’ common stock was accounted for as an equity transaction. As a result, for the fiscal year ended January 31, 2011, the Parent Company increased “Additional paid-in capital” by $52.2 million, increased “Accumulated other comprehensive income” by $2.6 million and reduced investments in subsidiaries by $4.5 million. See Note 24, Related Party Transactions, Sale of Shares of Verint Systems’ Common Stock, of the consolidated financial statements for a more detailed discussion.
PERPETUAL PREFERRED STOCK OF SUBSIDIARY
On May 25, 2007, the Parent Company entered into an agreement with its subsidiary, Verint Systems, to purchase an aggregate of 293,000 shares of Verint Systems’ Series A Convertible Perpetual Preferred Stock (the “preferred stock”) for an aggregate purchase price of $293.0 million. See Note 24, Related Party Transactions, Verint’s Series A Convertible Perpetual Preferred Stock, of the consolidated financial statements for a more comprehensive discussion, including the terms of the preferred stock.
ULTICOM’S SPECIAL CASH DIVIDENDS
In December 2010, Ulticom, Inc. paid a special cash dividend in the aggregate amount of $64.1 million to its shareholders of which the Parent Company received $42.4 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders. The special cash dividend was paid immediately prior to the Ulticom Sale.
In April 2009, Ulticom, Inc. paid a special cash dividend of $199.6 million to its shareholders, of which the Parent Company received $135.3 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders.
See Note 24, Related Party Transactions, Ulticom’s 2010 Special Cash Dividend and Ulticom’s 2009 Special Cash Dividend and Stock Option Modification, of the consolidated financial statements for further disclosure relating to Ulticom’s special cash dividends.
DISCONTINUED OPERATIONS
Comverse was a wholly-owned subsidiary prior to the completion of the Share Distribution on October 31, 2012. Starhome was a majority-owned subsidiary prior to the completion of the Starhome Disposition on October 19, 2012 and Ulticom, Inc. was a majority-owned publicly-traded subsidiary of the Parent Company prior to its sale on December 3, 2010. For a more comprehensive discussion of the Comverse distribution, Starhome Disposition and Ulticom Sale, see Note 18, Discontinued Operations, of the consolidated financial statements.
The equity in losses of Comverse, Starhome and Ulticom, net of tax, and the gain on the sale of Ulticom, net of tax of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
The amounts included in discontinued operations were as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
Equity in losses of discontinued operations, net of tax	$(3,484)	$(90,651)	$(270,408)
Gain on sale of discontinued operation, net of tax	—	2,927	—
Loss from discontinued operation, net of tax	$(3,484)	$(87,724)	$(270,408)

Notes to the Condensed Financial Information of the Registrant	12 Months Ended
Jan. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Notes to the Condensed Financial Information of the Registrant

	January 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$171,046	$197,840
Restricted cash	—	33,367
Auction rate securities	272	72,441
Prepaid expenses and other current assets	3,808	2,242
Total current assets	175,126	305,890
Property and equipment, net	1,564	1,815
Advances to and investments in subsidiaries	343,601	313,960
Other assets	800	1,662
Total assets	$521,091	$623,327
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and other current liabilities	$27,757	$37,797
Convertible debt obligations	2,195	2,195
Litigation settlement	—	146,150
Total current liabilities	29,952	186,142
Other long-term liabilities	49,631	24,177
Total liabilities	79,583	210,319
Commitments and contingencies
Equity:
Common stock, $0.10 par value—authorized, 600,000,000 shares; issued, 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,553,916, respectively	21,971	20,494
Treasury stock, at cost, 1,071,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,870	2,089,501
Accumulated deficit	(1,762,517)	(1,703,791)
Accumulated other comprehensive (loss) income	(8,805)	10,288
Total equity	441,508	413,008
Total liabilities and equity	$521,091	$623,327
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Management fees	$—	$—	$60
Selling, general and administrative expenses	(83,406)	(96,696)	(56,692)
Litigation settlement	(4,880)	17,500	—
Loss from operations	(88,286)	(79,196)	(56,632)
Interest income	1,758	1,922	3,271
Interest expense	(14)	(10)	(103)
Other-than-temporary impairment of investments	—	(407)	(6,914)
Other income	29,587	17,184	92
Loss before income taxes	(56,955)	(60,507)	(60,286)
Income tax benefit	1,408	8,712	50,143
Equity in losses of subsidiaries from continuing operations, net of tax	305	6,413	13,147
Net loss from continuing operations	(55,242)	(45,382)	3,004
Loss from discontinued operations, net of tax	(3,484)	(87,724)	(270,408)
Net loss	$(58,726)	$(133,106)	$(267,404)
Weighted average shares outstanding
Basic	208,301,686	205,162,720	204,513,420
Diluted	208,301,686	205,162,720	205,241,178
Loss per share:
Basic
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Basic loss per share	$(0.28)	$(0.65)	$(1.31)
Diluted
Continuing operations	$(0.27)	$(0.22)	$0.01
Discontinued operations	$(0.01)	$(0.43)	$(1.32)
Diluted loss per share	$(0.28)	$(0.65)	$(1.31)
See notes to condensed financial statements.

	Fiscal Years Ended January 31,
	2012	2011	2010
Net loss	$(58,726)	$(133,106)	$(267,404)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	2,772	3,491	8,019
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax	(21,631)	(7,792)	10,730
Unrealized (loss) gain on cash flow hedges, net of reclassification adjustments and tax	(234)	(37)	3,813
Other comprehensive (loss) income	(19,093)	(4,338)	22,562
Comprehensive loss	$(77,819)	$(137,444)	$(244,842)

	Fiscal Years Ended January 31,
	2012	2011	2010
Net cash used in operating activities	$(139,642)	$(97,062)	$(23,045)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	74,950	57,218	26,370
Proceeds from sale of Verint Systems, Inc. shares of common stock	—	76,475	—
Proceeds from sale of Ulticom, Inc.	—	13,211	—
Purchase of property and equipment	(4)	(84)	(891)
Payments from subsidiaries, net	8,449	75,247	6,150
Net change in restricted cash	33,367	(7,223)	(26,144)
Lending under note receivable with Comverse, Inc.	(1,500)	(7,000)	—
Dividend received from discontinued operations	—	42,399	135,323
Net cash provided by investing activities	115,262	250,243	140,808
Cash flows from financing activities:
Advances under promissory note from Comverse, Inc.	—	—	200,000
Repayment of promissory note to Comverse, Inc.	—	—	(200,000)
Repurchase of convertible debt obligations	—	—	(417,282)
Repurchase of common stock	(4,527)	(1,906)	(359)
Proceeds from exercise of stock options	2,113	—	—
Net cash used in financing activities	(2,414)	(1,906)	(417,641)
Net increase (decrease) in cash and cash equivalents	(26,794)	151,275	(299,878)
Cash and cash equivalents, beginning of year	197,840	46,565	346,443
Cash and cash equivalents, end of year	$171,046	$197,840	$46,565
See notes to condensed financial statements.
BASIS OF PRESENTATION
Comverse Technology, Inc. (the “Parent Company”) is a holding company that conducts substantially all of its business operations through its subsidiaries. Under a parent-only presentation, the Parent Company’s investments in its consolidated subsidiaries are presented under the equity method of accounting. Losses of a subsidiary, if any, are applied against the investment in subsidiary balance and then to the balance of the advances to the subsidiary if the investment in subsidiary balance has been reduced to zero. Accordingly, non-trade advances to subsidiaries and investments in subsidiaries are presented together as “Advances to and investments in subsidiaries” on the condensed balance sheets. These parent-only condensed financial statements should be read in conjunction with Comverse Technology, Inc.’s audited consolidated financial statements included elsewhere in this Current Report.
Comverse
On October 31, 2012, the Parent Company completed its previously announced spin-off of Comverse as an independent, publicly-traded company, accomplished by means of a pro rata distribution of 100% of Comverse's outstanding common shares to Parent Company's shareholders (the “Share Distribution”). Following the Share Distribution, the Parent Company no longer holds any of Comverse's outstanding capital stock.
Immediately prior to the Share Distribution, the Parent Company contributed to Comverse Exalink Ltd. (“Exalink”), its wholly-owned subsidiary. Other than holding certain intellectual property rights, Exalink has no operations. Following the Share Distribution, Comverse and the Parent Company operate independently, and neither have any ownership interest in the other. In order to govern certain ongoing relationships between the Parent Company and Comverse after the Share Distribution and to provide mechanisms for an orderly transition, Parent Company and Comverse entered into agreements relating to the provision of certain services and setting forth certain rights and obligations between them following the Share Distribution, and Parent Company and Comverse agreed, among other things, to indemnify each other against certain liabilities arising from their respective businesses and the services that will be provided under such agreements (see Note 8, Discontinued Operations).
As a result of the Share Distribution, the results of operations of Comverse are included in discontinued operations, less applicable income taxes, as a separate component of net income (loss) in the Parent Company's condensed statements of operations for all periods presented. The net investment in Comverse is included in discontinued operations as separate components to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Starhome
On August 1, 2012, the Parent Company, certain other Starhome shareholders and Starhome entered into a Share Purchase Agreement (the “Starhome Share Purchase Agreement”) with Fortissimo Capital Fund II (Israel), L.P., Fortissimo Capital Fund III (Israel), L.P. and Fortissimo Capital Fund III (Cayman), L.P. (collectively, “Fortissimo”) pursuant to which Fortissimo agreed to purchase all of the outstanding share capital of Starhome (the “Starhome Disposition”). On September 19, 2012, the Parent Company, contributed to Comverse its interest in Starhome, including its rights and obligations under the Starhome Share Purchase Agreement. The Starhome Disposition was completed on October 19, 2012.
Under the terms of the Starhome Share Purchase Agreement, Starhome's shareholders received aggregate cash proceeds of approximately $81.3 million, subject to adjustment for fees, transaction expenses and certain taxes. Of this amount, $10.5 million is held in escrow to cover potential post-closing indemnification claims, with $5.5 million being released after 18 months (less any claims made on or prior to such date) and the remainder released after 24 months, in each case, less any claims made on or prior to such dates. Comverse received aggregate net cash consideration (including amounts deposited in escrow at closing) of approximately $37.2 million, after payments that the Parent Company agreed to make to certain other Starhome shareholders of $4.5 million.
The Parent Company and the other Starhome shareholders have made customary representations and warranties and covenants in the Starhome Share Purchase Agreement, including an agreement not to solicit Starhome employees or interfere with Starhome's clients, customers, suppliers, licensors or other business relationships for a period of four years following the closing. the Parent Company has also agreed for a period of four years following the closing (October 19, 2012) that it will not, and will cause its affiliates (other than Verint) not to, create, design, develop or offer for sale any product or service which directly competes with any products or services offered by Starhome, subject to certain limited exceptions.
As a result of the Starhome Disposition the results of operations of Starhome are included in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company's condensed statements of operations for all periods presented. The net investment in Starhome is included in discontinued operations as a separate component to the Parent Company's condensed balance sheets as of all dates presented (see Note 8, Discontinued Operations).
Sale of Ulticom
On December 3, 2010, the Parent Company sold its subsidiary, Ulticom, Inc. to a third party (the “Ulticom Sale”) for an aggregate consideration of up to $17.2 million. As a result of the Ulticom Sale, the results of operations of Ulticom, including the gain on the Ulticom sale of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2011 and 2010, respectively.
Verint Strategic Alternative Exploration
The Parent Company is exploring all options to maximize the value of its equity interests in Verint for the benefit of the shareholders of both the Parent Company and Verint. The ultimate execution of any alternative will take into account a number of considerations, including, without limitation, tax efficiency and, depending upon the circumstances, the separate recommendation of Verint's directors who are not directors or officers of the Parent Company.
Restrictions on Access to Subsidiary Cash
The Parent Company’s Verint subsidiary has long-term debt outstanding as of January 31, 2012 and 2011 under a credit agreement that contains certain restrictive covenants which, among other things, preclude Verint Systems from paying cash dividends and limit its ability to make asset distributions to its stockholders, including the Parent Company. As the restricted net assets represent a significant portion of the Company’s consolidated net assets, these condensed financial statements have been presented on a “parent-only” basis.
RESTRICTED CASH AND AUCTION RATE SECURITIES
As of January 31, 2011, restricted cash includes proceeds received from sales and redemptions of auction rate securities (“ARS”) (including interest thereon) that were restricted under the terms of the consolidated shareholder class action settlement agreement. In addition, as of January 31, 2011, all ARS were restricted pursuant to such settlement agreement. See Note 3, Investments, and Note 25, Commitments and Contingencies, of the consolidated financial statements for disclosures relating to restrictions on ARS and cash proceeds from the sale and redemption of ARS. As of January 31, 2011, $33.4 million of sales proceeds (including interest thereon) were classified in “Restricted cash.”
During the fourth quarter of the fiscal year ended January 31, 2012, the Parent Company paid all remaining amounts under the settlement agreement using restricted cash received from sales and redemptions of ARS and shares of its common stock and, accordingly, all ARS and remaining cash proceeds received from sales and redemptions of ARS became unrestricted. Accordingly, as of January 31, 2012, there was no restricted cash balance on the Parent Company's condensed balance sheet.
DEBT
As of January 31, 2012 and 2011, the Parent Company had $2.2 million in aggregate principal amount of outstanding convertible debt obligations (the “Convertible Debt Obligations”). During the fiscal year ended January 31, 2010, the Parent Company commenced a tender offer, in accordance with the terms of the indenture, pursuant to which the Parent Company purchased $417.3 million in aggregate principal amount of its Convertible Debt Obligations. Refer to Note 11, Debt, of the consolidated financial statements for a description of the significant provisions of the Convertible Debt Obligations.
COMMITMENTS AND CONTINGENCIES
The Parent Company is a party to various actions. For a more comprehensive discussion, see Note 25, Commitments and Contingencies, of the consolidated financial statements.
Shareholder Class and Derivative Actions
In December, 2009, the Parent Company entered into agreements to settle a shareholder class action and consolidated shareholder derivative actions for an aggregate amount of $174.4 million, including legal fees and expenses of the plaintiffs of $9.4 million, which has been accrued for during the fiscal year ended January 31, 2007. The agreement to settle the consolidated shareholder class action was amended on June 19, 2010. Pursuant to the amendment, CTI agreed to waive certain rights to terminate the settlement in exchange for a deferral of the timing of scheduled payments of the settlement consideration and the right to a credit (the “Opt-out Credit”) in respect of a portion of the settlement funds that would have been payable to a class member that elected not to participate in and be bound by the settlement. Under the settlement agreement of the consolidated shareholder class action, the Parent Company paid the plaintiff class $160.2 million, of which $82.5 million was paid through the issuance of 12,462,236 shares of Parent Company common stock.
Opt-Out Plaintiffs' Action
On December 19, 2011, the Parent Company and the Opt-out plaintiff executed a settlement agreement, pursuant to which the Parent Company paid the plaintiffs approximately $9.5 million on December 28, 2011. On January 3, 2012, the parties filed a notice of dismissal, and on January 4, 2012, the Court dismissed the action.
In connection with this matter, the Parent Company recorded a pre-tax charge of $4.9 million for the fiscal year ended January 31, 2012, representing the amount by which the settlement amount exceeded the Opt-out Credit and certain other credits under the settlement agreement of the consolidated shareholder class action.
SEC Civil Actions
On July 13, 2011, the Parent Company entered into an agreement in principle with the SEC's Division of Enforcement regarding the terms of a settlement of the Section 12(j) administrative proceeding, which terms were subsequently reflected in an Offer of Settlement made on July 26, 2011 and which the SEC accepted on September 8, 2011. Under the terms of the settlement, the SEC's Division of Enforcement agreed to recommend that the SEC resolve the Section 12(j) administrative proceeding against the Parent Company if the Parent Company filed its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2010, July 31, 2010 and October 31, 2010 by 5:30 p.m. EDT on September 9, 2011 (which reports were filed on July 28, 2011) and its Quarterly Report for the fiscal quarter ended July 31, 2011 on a timely basis (which report was filed timely on September 8, 2011). On September 16, 2011, the SEC ordered termination of the Section 12(j) administrative proceeding and entry of final judgment without the imposition of a remedy under such section. With the entry of final judgment, the Section 12(j) administrative proceeding has been resolved.
Investigation of Alleged Unlawful Payments
On April 7, 2011, the Parent Company entered into a non-prosecution agreement with the DOJ and the SEC submitted a settlement agreement with the Parent Company to the United States District Court for the Eastern District of New York for its approval, which was obtained on April 12, 2011. These agreements resolved allegations that the Parent Company and certain of its foreign subsidiaries violated the books and records and internal controls provisions of the U.S. Foreign Corrupt Practices Act (the "FCPA").
Under the non-prosecution agreement with the DOJ, the Parent Company paid a fine of $1.2 million to the DOJ and agreed to continue to implement improvements in its internal controls and anti-corruption practices and policies. Under its settlement agreement with the SEC, the Parent Company paid approximately $1.6 million in disgorgement and pre-judgment interest and is required under a conduct-based injunction to comply with the books and records and internal controls provisions of the FCPA. The Parent Company recorded charges associated with this matter during the fiscal year ended January 31, 2009.
SALE OF SHARES OF VERINT SYSTEMS’ COMMON STOCK
Effective July 15, 2010, the Parent Company made a demand pursuant to the Original Registration Rights Agreement to have up to 2.8 million shares of Verint Systems’ common stock registered in a registration statement on Form S-1. On January 14, 2011, CTI completed the sale of 2.3 million shares of Verint Systems’ common stock in a secondary public offering for aggregate proceeds net of underwriting discounts and commissions of $76.5 million. The sale of shares of Verint Systems’ common stock was accounted for as an equity transaction. As a result, for the fiscal year ended January 31, 2011, the Parent Company increased “Additional paid-in capital” by $52.2 million, increased “Accumulated other comprehensive income” by $2.6 million and reduced investments in subsidiaries by $4.5 million. See Note 24, Related Party Transactions, Sale of Shares of Verint Systems’ Common Stock, of the consolidated financial statements for a more detailed discussion.
PERPETUAL PREFERRED STOCK OF SUBSIDIARY
On May 25, 2007, the Parent Company entered into an agreement with its subsidiary, Verint Systems, to purchase an aggregate of 293,000 shares of Verint Systems’ Series A Convertible Perpetual Preferred Stock (the “preferred stock”) for an aggregate purchase price of $293.0 million. See Note 24, Related Party Transactions, Verint’s Series A Convertible Perpetual Preferred Stock, of the consolidated financial statements for a more comprehensive discussion, including the terms of the preferred stock.
ULTICOM’S SPECIAL CASH DIVIDENDS
In December 2010, Ulticom, Inc. paid a special cash dividend in the aggregate amount of $64.1 million to its shareholders of which the Parent Company received $42.4 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders. The special cash dividend was paid immediately prior to the Ulticom Sale.
In April 2009, Ulticom, Inc. paid a special cash dividend of $199.6 million to its shareholders, of which the Parent Company received $135.3 million and the remaining amount was paid to Ulticom, Inc.’s minority shareholders.
See Note 24, Related Party Transactions, Ulticom’s 2010 Special Cash Dividend and Ulticom’s 2009 Special Cash Dividend and Stock Option Modification, of the consolidated financial statements for further disclosure relating to Ulticom’s special cash dividends.
DISCONTINUED OPERATIONS
Comverse was a wholly-owned subsidiary prior to the completion of the Share Distribution on October 31, 2012. Starhome was a majority-owned subsidiary prior to the completion of the Starhome Disposition on October 19, 2012 and Ulticom, Inc. was a majority-owned publicly-traded subsidiary of the Parent Company prior to its sale on December 3, 2010. For a more comprehensive discussion of the Comverse distribution, Starhome Disposition and Ulticom Sale, see Note 18, Discontinued Operations, of the consolidated financial statements.
The equity in losses of Comverse, Starhome and Ulticom, net of tax, and the gain on the sale of Ulticom, net of tax of $2.9 million, are reflected in discontinued operations, less applicable income taxes, as a separate component of net loss in the Parent Company’s statements of operations for the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
The amounts included in discontinued operations were as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
Equity in losses of discontinued operations, net of tax	$(3,484)	$(90,651)	$(270,408)
Gain on sale of discontinued operation, net of tax	—	2,927	—
Loss from discontinued operation, net of tax	$(3,484)	$(87,724)	$(270,408)

Valuation and Qualifying Accounts and Reserves	12 Months Ended
Jan. 31, 2012
Valuation and Qualifying Accounts and Reserves [Abstract]
Valuation and Qualifying Accounts and Reserves [Text Block]
VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

	Balance at Beginning of Fiscal Year	Additions Charged (Credited) to Expenses	Net Deductions (Recoveries)	Other (1)	Balance at End of Fiscal Year
Allowance for doubtful accounts:
Fiscal Year Ended January 31, 2012	$5,395	$1,055	$(3,568)	$47	$2,929
Fiscal Year Ended January 31, 2011	4,706	1,863	(1,163)	(11)	5,395
Fiscal Year Ended January 31, 2010	5,989	845	(2,253)	125	4,706
Valuation allowance on income tax assets:
Fiscal Year Ended January 31, 2012	$105,960	$16,615	$—	$(12,580)	$109,995
Fiscal Year Ended January 31, 2011	128,346	4,284	—	(26,670)	105,960
Fiscal Year Ended January 31, 2010	156,831	(15,745)	—	(12,740)	128,346
Warranties: (2)
Fiscal Year Ended January 31, 2012	$1,996	$771	$(389)	$(363)	$2,015
Fiscal Year Ended January 31, 2011	1,292	957	(121)	(132)	1,996
Fiscal Year Ended January 31, 2010	1,188	220	(42)	(74)	1,292

(1)	Primarily consists of (i) the allocation of tax from continuing operations to discontinued operations, additional paid-in capital and other comprehensive income, and (ii) translation adjustments.

(2)	Included in “Accounts payable and accrued expenses” in the consolidated balance sheets.

Organization, Business and Summary of Significant Accounting Policies (Policy)	12 Months Ended
Jan. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Principles Of Consolidation
Principles of Consolidation
The consolidated financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The accompanying consolidated financial statements include CTI and its wholly-owned subsidiaries and its controlled and majority-owned subsidiaries, which include Verint Systems (in which CTI owned 41.8% of the common stock and held 52.7% of the voting power as of January 31, 2012) and Starhome (66.5% owned as of January 31, 2012). Ulticom, Inc. was a majority-owned publicly-traded subsidiary prior to its sale on December 3, 2010. For controlled subsidiaries that are not wholly-owned, the noncontrolling interest is included as a separate component of “Net loss” in the consolidated statements of operations and “Total equity” in the consolidated balance sheets. Verint Systems holds a 50% equity interest in a consolidated variable interest entity in which it is the primary beneficiary and is therefore included within the Company's consolidated financial statements. The results of operations of this variable interest entity for the fiscal years ended January 31, 2012 and 2011 were not significant to the consolidated statements of operations.
All intercompany balances and transactions have been eliminated.
The Company includes the results of operations of an acquired business from the date of acquisition.

Segment Reporting and Changes In Reportable Segments
Segment Reporting
The Company determines its reportable segments in accordance with the Financial Accounting Standards Board's (the “FASB”) guidance relating to disclosures about segments of an enterprise and related information. CTI's Chief Executive Officer is the Company's chief operating decision maker (the “CODM”). The CODM uses segment performance as its primary basis for assessing the financial results of the operating segment and for the allocation of resources (see Note 22, Business Segment Information, for additional discussion, including the definition of segment performance).
The Company has one reportable segment, Verint. The results of CTI's holding company operations are included in the column captioned “All Other” as part of the Company’s business segment presentation. On October 31, 2012, CTI completed the Share Distribution. Accordingly, the Company no longer presents the reportable segments Comverse BSS and Comverse VAS and Comverse's operations previously included in All Other have been removed therefrom as Comverse's results of operations are included in discontinued operations for the fiscal years ended January 31, 2012, 2011 and 2010. In addition, on August 1, 2012, CTI entered into the Starhome Share Purchase Agreement with unaffiliated purchasers and completed the Starhome Disposition on October 19, 2012. Accordingly, Starhome's results of operations, which previously were included in “All Other,” are included in discontinued operations for the fiscal years ended January 31, 2012, 2011 and 2010.

Use Of Estimates
Use of Estimates
The preparation of the consolidated financial statements and the accompanying notes in conformity with U.S. GAAP requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses.
The most significant estimates include:

•
Estimates relating to the recognition of revenue, including the determination of vendor specific objective evidence (“VSOE”) of fair value or the determination of best estimate of selling price for multiple element arrangements;

•	Inventory reserves;

•	Allowance for doubtful accounts;

•	Fair value of stock-based compensation;

•	Valuation of assets acquired and liabilities assumed in business combinations, including contingent consideration;

•	Fair value of reporting units for the purpose of goodwill impairment test;

•	Valuation of other intangible assets;

•	Valuation of investments and financial instruments;

•	Realization of deferred tax assets; and

•	The identification and measurement of uncertain tax positions.
The Company’s actual results may differ from its estimates.

Functional Currency and Foreign Currency Transactions and Translations
Functional Currency and Foreign Currency Translation and Transactions
The determination of the functional currency for the Company’s foreign subsidiaries is made based on appropriate economic factors, including the currency in which the subsidiary sells its products, the sales market in which the subsidiary operates and the currency in which the subsidiary’s financing is denominated. For foreign subsidiaries, whose functional currency is not the U.S. dollar, assets and liabilities are translated using current exchange rates at the balance sheet date, and income and expense accounts using average exchange rates for the period, except revenue previously deferred which is translated using historical rates. The resulting foreign currency translation adjustments are reported as a separate component of “Total comprehensive loss” in the consolidated statements of equity. For foreign subsidiaries, whose functional currency is not the local currency, remeasurement gains and losses are recorded during each period in “Other income (expense), net” in the consolidated statements of operations.
Unrealized and realized foreign currency transaction gains and losses on transactions denominated in currencies other than the functional currency of the entity are included in the consolidated statements of operations in “Other income (expense), net” for the period in which the exchange rates changed.

Business Combinations
Business Combinations
The Company allocates the fair value of consideration transferred in a business combination to the estimated fair value at the acquisition date of the tangible and intangible assets acquired, the liabilities assumed and any non-controlling interest. Acquisition costs are expensed as incurred. Any residual consideration is recorded as goodwill. The fair value of consideration includes cash, equity securities, other assets and contingent consideration. The Company estimates the fair value of contingent consideration using a probability-adjusted discounted cash flow method based on significant inputs not observable in the market. The Company remeasures the fair value of contingent consideration at each reporting period and any change in the fair value from either the passage of time or events occurring after the acquisition date, is recorded in earnings. The Company’s determination of the fair values of assets acquired and liabilities assumed requires the Company to make significant estimates, primarily with respect to intangible assets. These estimates are primarily derived from the historical experience and information related to the acquired business. These estimates can include, but are not limited to, cash flow projections for the acquired business, and the appropriate weighted-average cost of capital. The results of operations of the acquired business are included in the Company’s consolidated results of operations from the date of the acquisition.

Noncontrolling Interest
Noncontrolling Interest
Noncontrolling interest represents minority shareholders’ interest in Verint and Starhome B.V., the Company’s majority-owned subsidiaries and Ulticom, Inc., prior to its sale to a third party on December 3, 2010. The Company recognizes noncontrolling interest as a separate component of total equity in the consolidated balance sheets and recognizes income attributable to the noncontrolling interest as a separate component of net loss in the consolidated statements of operations.
As of January 31, 2012 and 2011, respectively, the noncontrolling interest of Verint was 58.2% and 56.1%, respectively, and the noncontrolling interest of Starhome was 33.5%.
The Company’s majority-owned subsidiaries, Verint Systems and Starhome B.V. have share-based payment award plans that provide for the issuance of the Company’s subsidiary common shares based on service, performance or market conditions. The Company accounts for the dilution that may occur from the exercise of awards granted under these share-based payment award plans, or otherwise, as capital transactions.

Cash and Cash Equivalents
Cash and Cash Equivalents
Cash primarily consists of cash on hand and bank deposits. Cash equivalents primarily consist of interest-bearing money market accounts, commercial paper, agency notes and other highly liquid investments with an original maturity of three months or less when purchased. The Company maintains cash and cash equivalents in U.S. dollars and in foreign currencies, which are subject to risks related to foreign currency exchange rate fluctuations.

Restricted Cash and Bank Time Deposits
Restricted Cash and Bank Time Deposits
Restricted cash and bank time deposits are pledged as collateral or restricted for use to settle specified credit-related bank instruments, vendor payables, general liability insurance, workers’ compensation insurance, pending tax judgments, warranty programs and other obligations. In addition, restricted cash as of January 31, 2011 included proceeds from sales and redemptions of auction rate securities (“ARS”) (including interest thereon) that were restricted under the terms of the settlement agreement of the consolidated shareholder class action (see Note 3, Investments and Note 25, Commitments and Contingencies).
During the fourth quarter of the fiscal year ended January 31, 2012, CTI paid all remaining amounts under the settlement agreement using restricted cash received from sales and redemptions of ARS and shares of its common stock and, accordingly, all remaining cash proceeds received from sales and redemptions of ARS became unrestricted.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts Receivable
The application of revenue recognition guidance often results in circumstances for which the Company is unable to recognize revenue relating to sales transactions that have been billed. In these circumstances, the Company does not recognize the deferred revenue or the related account receivable and no amounts are recognized in the consolidated balance sheets for such transactions with the exception of certain arrangements recognized in accordance with the FASB’s guidance relating to accounting for performance of construction-type and certain production-type contracts. Only to the extent that the Company has recognized revenue and not received cash for such transactions are amounts included in “Accounts receivable, net.” Also, only to the extent that the Company has received cash for such transactions is the amount included in “Deferred revenue” in the consolidated balance sheets.
Allowance for Doubtful Accounts
The Company estimates the collectability of its accounts receivable balances for each accounting period and adjusts its allowance for doubtful accounts accordingly. The Company exercises judgment in assessing the collectability of accounts receivable, including consideration of current economic conditions, the creditworthiness of customers, their collection history and the related aging of past due receivables balances. The Company evaluates specific accounts when it becomes aware that a customer may be experiencing a deterioration of its financial condition due to lower credit ratings, bankruptcy or other factors that may affect such customer’s ability to meet its payment obligations. The Company charges off uncollectible trade receivables when all collection efforts have been exhausted and the Company believes the amount will not be collected.

Investments and Other-Than-Temporary Impairments
Investments and Other-Than-Temporary Impairments
The Company accounts for investments in accordance with the FASB’s guidance relating to accounting for certain investments in debt and equity securities. The Company’s investments are reported at fair value as it designates all marketable securities as available-for-sale when purchased. Purchases are recorded on the settlement date.
Interest on short-term investments is recognized in the consolidated statements of operations when earned. Realized gains and losses on available-for-sale securities are recognized when securities are sold and are calculated using the specific identification method, and are recorded in “Other income (expense), net” in the consolidated statements of operations. Unrealized gains and losses, net of taxes, are recorded as a component of “Total comprehensive loss” in the consolidated statements of equity.
Generally, investments with original maturities of greater than three months and remaining maturities of less than one year are classified as short-term investments.
The Company reviews its investments for indications of impairment in value on a quarterly basis. The Company considers an investment to be impaired when the fair value is less than the carrying value (or amortized cost). The Company evaluated each impaired investment individually to determine whether such investment is other-than-temporarily impaired. For equity securities the Company considers, among other factors, the severity of the decline in value, the financial condition of the issuer, and the Company’s ability to hold the security for a length of time necessary to allow for the recovery of the market value. For debt securities the Company considers whether (i) the Company has the intent to sell the security; (ii) it is more likely than not that the Company will be required to sell the security before recovery of the fair value to amortized cost; or (iii) if a credit loss exists which is measured as the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected. For debt securities, if the Company does not intend to sell the security and it is not more likely than not that the Company will be required to sell the security before recovery of its fair value to amortized cost, the portion of the other-than-temporary impairment attributable to the credit loss is recognized in current earnings and the remaining portion is recognized as a component of other comprehensive income.

Inventoies, Net
Inventories, Net
Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out and weighted-average methods. The Company reduces the carrying value of inventory when it holds excess or obsolete inventories which is determined through an evaluation of both historical usage and expected future demand. Such charges are included as a component of “Product costs” in the consolidated statements of operations.

Property and Equipment
Property and Equipment
Property and equipment are carried at cost less accumulated depreciation and amortization. The Company depreciates and amortizes its property and equipment on a straight-line basis. Leasehold improvements are capitalized and amortized over the shorter of their estimated useful lives or the related lease term. The cost of maintenance and repairs is expensed as incurred. The estimated useful lives of property and equipment are as follows:

	Useful Life in Years
	Shortest	Longest
Fixtures and equipment	3	10
Software	3	4
Buildings	25	30
Leasehold improvements	1	20

Goodwill
Goodwill
Goodwill represents the excess of the fair value of consideration transferred in a business combination over the fair value of tangible and intangible assets acquired net of the fair value of liabilities assumed and the fair value of any noncontrolling interest in the acquiree. The carrying amount of goodwill is reviewed annually for impairment on November 1 and whenever events or changes in circumstances indicate that the carrying value may not be recoverable.
The Company applies the FASB's guidance when testing goodwill for impairment which permits the Company to make a qualitative assessment of whether goodwill is impaired, or opt to bypass the qualitative assessment, and proceed directly to performing the first step of the two-step impairment test. If the Company performs a qualitative assessment and concludes it is more likely than not that the fair value of a reporting unit exceeds its carrying value, goodwill is not considered impaired and the two-step impairment test is unnecessary. However, if the Company concludes otherwise, it is then required to perform the first step of the two-step impairment test.
The Company has the unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test. The Company may resume performing the qualitative assessment in any subsequent period.
For reporting units where the Company decides to perform a qualitative assessment, the Company's management assesses and makes judgments regarding a variety of factors which potentially impact the fair value of a reporting unit, including general economic conditions, industry and market-specific conditions, customer behavior, cost factors, financial performance and trends, strategies and business plans, capital requirements, management and personnel issues, and stock price, among others. Management then considers the totality of these and other factors, placing more weight on the events and circumstances that are judged to most affect a reporting unit's fair value or the carrying amount of its net assets, to reach a qualitative conclusion regarding whether it is more likely than not that the fair value of a reporting unit exceeds its carrying amount.
For reporting units where the Company performs the two-step goodwill impairment test, the first step requires the Company to compare the fair value of each reporting unit to the carrying value of its net assets. The Company considers both an income-based approach using projected discounted cash flows and a market-based approach using multiples of comparable companies to determine the fair value of its reporting units. The Company's estimate of fair value of each reporting unit is based on a number of subjective factors, including: (i) the appropriate weighting of valuation approaches (income-based approach and market-based approach), (ii) estimates of the future revenue and cash flows, (iii) discount rate for estimated cash flows, (iv) selection of peer group companies for the market-based approach, (v) required levels of working capital, (vi) assumed terminal value, (vii) the time horizon of cash flow forecasts; and (viii) control premium.
If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered impaired and no further evaluation is necessary. If the carrying value of the reporting unit is greater than the estimated fair value of the reporting unit, there is an indication that impairment may exist and the second step is required. In the second step, the implied fair value of goodwill is calculated as the excess of the fair value of a reporting unit over the fair value assigned to its assets and liabilities. If the implied fair value of goodwill is less than the carrying value of the reporting unit's goodwill, the difference is recognized as an impairment charge.
The Company did not record any impairment of goodwill for the fiscal years ended January 31, 2012, 2011 and 2010.
The Company's forecasts and estimates are based on assumptions that are consistent with the plans and estimates used to manage the business. Changes in these estimates could change the conclusion regarding an impairment of goodwill.

Impairment of Long-Lived Assets
Impairment of Long-Lived and Intangible Assets
The Company reviews the recoverability of its long-lived assets, such as property and equipment and intangible assets with finite lives, whenever events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. Any impairment of these assets must be considered prior to the Company's impairment review of goodwill. The assessment of impairment is based on the Company’s ability to recover the carrying value of the asset by analyzing the expected future undiscounted pre-tax cash flows specific to the asset or asset group.
Circumstances which could trigger a review include, but are not limited to, significant decreases in the market price of the asset, significant adverse changes in the business climate or legal factors, accumulation of costs significantly in excess of the amount expected for the acquisition of a long-lived asset, current period negative cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset.
The Company assesses the recoverability of the carrying value of long-lived assets at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. If undiscounted cash flows are less than the carrying value of such asset or asset group, an impairment loss is measured based on the difference between estimated fair value and carrying value. An impairment loss on intangible assets is reported as a component of “Other operating income (expense)” in the consolidated statements of operations. Assets to be disposed of are written-down to the greater of fair value or salvage value. Estimated fair values are based on assumptions regarding the amount and timing of estimated future cash flows and appropriate discount rates to reflect varying degrees of perceived risk.
Acquired in-process research and development ("IPR&D") projects which have not reached technological feasibility at the date of acquisition are considered indefinite-lived intangible assets and are not subject to amortization until the completion or abandonment of the associated research and development efforts. Upon completion of the development process, the IPR&D assets are amortized over their estimated useful lives. If a project is abandoned rather than completed, the IPR&D asset is written-off. IPR&D assets are tested for impairment annually or more frequently if events or changes in circumstances indicate that the assets might be impaired. The impairment test compares the fair value of the IPR&D asset with its carrying amount. If the carrying amount of the IPR&D asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

Fair Value Measurements
Fair Value Measurements
Under the FASB’s guidance, fair value is defined as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., “the exit price”).
In determining fair value, the Company uses various valuation approaches, including quoted market prices and discounted cash flows. The FASB’s guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect a company’s judgment concerning the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The fair value hierarchy is broken down into three levels based on the reliability of inputs as follows:

•
Level 1—Valuations based on quoted prices in active markets for identical instruments that the Company is able to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these instruments does not entail a significant degree of judgment.

•
Level 2—Valuations based on quoted prices in active markets for instruments that are similar, or quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the Company’s degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset or liability is classified in its entirety based on the lowest level of input that is significant to the measurement of fair value.
Fair value is a market-based measure considered from the perspective of a market participant who holds the asset or owes the liability rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market dislocation, such as the recent illiquidity in the ARS market. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition has caused, and in the future may cause, financial instruments of the Company to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3.
The FASB’s guidance requires that the valuation techniques used are consistent with at least one of the three possible approaches: the market approach, income approach, and/or cost approach. Level 1 valuations are based on the market approach and consist primarily of quoted prices for identical items on active securities exchanges. The Company’s Level 2 valuations also use the market approach and are based on significant other observable inputs such as quoted prices for financial instruments not traded on a daily basis. The Company’s Level 3 valuations are based on the income approach, specifically discounted cash flow analyses that utilize significant inputs that are not observable in active markets.
The FASB’s guidance relating to the fair value option for financial assets and financial liabilities permits an instrument-by-instrument irrevocable election to account for selected financial instruments at fair value. The Company elected not to apply the fair value option to any eligible financial assets or financial liabilities.
The Company also elected not to apply the fair value option for non-financial assets and non-financial liabilities.

Derivative Instruments and Hedge Accounting
Derivative Instruments and Hedge Accounting
As part of the Company’s risk management strategy, it uses derivative financial instruments including forward contracts and interest rate swap agreements to hedge against certain foreign currency and interest rate exposures, respectively. The Company recognizes all derivatives as either assets or liabilities in the consolidated balance sheets at their fair value on a trade date basis. Derivatives in a gain position are reported in “Prepaid expenses and other current assets” in the consolidated balance sheets and derivatives in a loss position are recorded in “Other current liabilities” or “Other long-term liabilities,” as applicable, in the consolidated balance sheets.
In order to qualify for hedge accounting, the Company formally documents at the inception of each hedging relationship the hedging instrument, the hedged item, the risk management objective and strategy for undertaking each hedging relationship, and the method used to assess hedge effectiveness, which includes the Company’s assessment of the creditworthiness of each party and their ability to comply with the contractual terms of the hedging derivative.
When derivative financial instruments qualify for cash flow hedge accounting, the Company records the effective portion of changes in fair value as part of other comprehensive income (loss) in the consolidated statements of equity. When the hedged item is recognized in the consolidated statements of operations, the related derivative gain or loss is reclassified from “Accumulated other comprehensive income (loss)” in the consolidated statements of equity to the consolidated statements of operations within the line item in which the hedged item is recorded. The cash flows from a derivative financial instrument qualifying for cash flow hedge accounting are classified in the consolidated statements of cash flows in the same category as the cash flows from the hedged item.
If a derivative financial instrument does not qualify for hedge accounting, the Company records the changes in fair value of derivative instruments in “Other income (expense), net” in the consolidated statements of operations.
The Company does not purchase, hold or sell derivative financial instruments for trading and speculative purposes.

Treasury Stock
Treasury Stock
Repurchased shares of common stock are recorded at cost as treasury stock. From time to time, the Company repurchases its shares of common stock upon the delivery of shares in settlement of deferred stock unit and vesting of restricted stock unit awards from employees and directors in order to provide funds for the payment of associated minimum statutory withholding taxes.

Concentration of Credit Risk
Concentration of Credit Risk
Financial instruments, which potentially expose the Company to credit risk, consist primarily of investments, derivatives and accounts receivable. From time to time, the Company invests excess cash in high credit-quality financial institutions and invests primarily in (i) money market funds placed with major banks and financial institutions, (ii) corporate commercial paper, (iii) corporate and municipal short and medium term notes, (iv) mortgage and asset backed securities, (v) U.S. government agency securities, (vi) repurchase agreements, and (vii) mutual funds. The Company believes no significant concentration of credit risk exists with respect to these investments. Beginning in the third quarter of the fiscal year ended January 31, 2008, auctions supporting liquidity for the Company’s investment in ARS failed, curtailing the liquidity of these investments. The Company was consequently limited in its ability to manage its exposure to ARS counterparty risk. As a result of this change in liquidity and decline in credit quality, the fair value of ARS declined and the Company recorded other-than-temporary impairment charges on these investments (see Note 3, Investments).

Revenue Recognition
Revenue Recognition
The Company reports its revenue in two categories: (i) product revenue, including hardware and software products; and (ii) service revenue, including revenue from professional services, training services and post-contract customer support (“PCS”). Professional services primarily include installation, customization and consulting services.
A majority of the Company's revenue is accounted for in accordance with the FASB's guidance relating to revenue recognition for software arrangements as the software component of most of the Company's multiple element arrangements are more than incidental to the products being sold. However, multiple element arrangements entered into or materially modified on or after February 1, 2011 that include hardware which functions together with software to provide the essential functionality of the product are accounted under the FASB's new guidance applicable to multiple element arrangements. In applying the FASB's guidance, the Company exercises judgment and uses estimates in determining the revenue to be recognized in each accounting period.
For arrangements that do not require significant customization of the underlying software, the Company recognizes revenue when it has persuasive evidence of an arrangement, the product has been shipped and the services have been provided to the customer, the sales price is fixed or determinable, collectability is probable, and all other pertinent criteria are met as required by the FASB's guidance.
In certain instances, payment terms extend beyond the Company's customary practices. In these situations, if a customer does not have an adequate history of abiding by its contractual payment terms without concessions, the sales price is not considered fixed or determinable. As such, revenue recognition commences upon collection, provided all other revenue recognition criteria have been met.
Under certain contractual arrangements, the Company is required to pay a penalty or liquidated damages if delivery of the Company's products and installation services are not completed by a certain date. In other arrangements, the Company has guaranteed product performance and warranty service response rates, which, if not met, can result in penalties. The Company accounts for such penalties or liquidated damages in accordance with the FASB's guidance relating to contingencies.
Shipping and handling amounts billed to the Company's customers are included in product revenue and the related shipping and handling costs are included in product costs.
The Company reports revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue producing transactions.
The following are the specific revenue recognition policies for each major category of revenue.
Multiple Element Arrangements
Revenue arrangements may incorporate one or more elements in a single transaction or combination of related transactions. In September 2009, the FASB issued revenue recognition guidance applicable to multiple element arrangements, which:

•
applies to multiple element revenue arrangements that contain both software and hardware elements, focusing on determining which revenue arrangements are within the scope of the software revenue guidance; and

•
addresses how to separate consideration related to each element in a multiple element arrangement, excluding software arrangements, and establishes a hierarchy for determining the selling price of an element. It also eliminates the residual method of allocation by requiring that arrangement consideration be allocated at the inception of the arrangement to all elements using the relative selling price method.

The Company adopted this guidance on a prospective basis for revenue arrangements entered into, or materially modified, on or after February 1, 2011.
Certain of the Company's multiple element arrangements include hardware that functions together with software to provide the essential functionality of the product. Therefore, such arrangements entered into or materially modified on or after February 1, 2011 are no longer accounted for in accordance with the FASB's software accounting guidance. Accordingly, the selling price used for each deliverable is based on vendor specific objective evidence ("VSOE") of fair value, if available, third-party evidence (“TPE”) of fair value if VSOE is not available, or the Company's best estimate of selling price (“BESP”) if neither VSOE nor TPE is available. In determining the units of accounting for these arrangements, the Company evaluates whether each deliverable has stand-alone value as defined in the FASB's guidance. For the Company's Comverse BSS and Comverse VAS segments, the professional services performed prior to the product's acceptance do not have stand-alone value and are therefore combined with the related hardware and software as one non-software deliverable. After determining the fair value for each deliverable, the arrangement consideration is allocated using the relative selling price method. Revenue is recognized accordingly for each deliverable once the respective revenue recognition criteria are met for that deliverable.
The Company's Verint segment has established VSOE of fair value for one or more elements (installation services, training, consulting and PCS) for a majority of its arrangements. Comverse which is classified as discontinued operations, has not yet established VSOE of fair value for any element other than PCS for a portion of its arrangements. Generally, the Company is not able to determine TPE because its offerings contain a significant level of differentiation such that the comparable pricing of substantially similar products or services cannot be obtained. When the Company is unable to establish fair value of its non-software deliverables using VSOE or TPE, it uses BESP in its allocation of arrangement consideration. The objective of BESP is to determine the price at which it would transact a sale if the product or service were sold on a stand-alone basis, which requires significant judgment. The Company determines BESP for a product or service by considering multiple factors, including, but not limited to, cost of products, gross margin objectives, pricing practices, geographies and customer classes. The Company exercises judgment and uses estimates in determining the revenue to be recognized in each accounting period.
With the exception of arrangements that require significant customization of the product to meet the particular requirements of the customer, which are accounted for using the percentage-of-completion method, the initial revenue recognition for each non-software product deliverable is generally upon completion of the related professional services. The impact of implementing the guidance was significant for the fiscal year ended January 31, 2012. For the fiscal year ended January 31, 2012, an additional of $12.4 million of revenue was recognized by Verint classified as continuing operations and $51.0 million of revenue was recognized by Comverse and Starhome classified as discontinued operations in each case as a result of the adoption of the new guidance. Such additional revenue included $40.9 million of additional revenue recognized under the new guidance as compared to the revenue that would have been recognized under prior accounting guidance for the fiscal year ended January 31, 2012 resulting from material modifications of certain existing contracts. Deferred revenue associated with those contracts that were modified during the fiscal year ended January 31, 2012, were $19.3 million and $8.2 million as of January 31, 2012 and 2011, respectively.
For all transactions entered into prior to February 1, 2011 that have not been subsequently materially modified, as well as multiple element arrangements without hardware, the Company allocates revenue to the delivered elements of the arrangement using the residual method, whereby revenue is allocated to the undelivered elements based on VSOE of fair value of the undelivered elements with the remaining arrangement fee allocated to the delivered elements and recognized as revenue assuming all other revenue recognition criteria are met. If the Company is unable to establish VSOE of fair value for the undelivered elements of the arrangement, revenue recognition is deferred for the entire arrangement until all elements of the arrangement are delivered. However, if the only undelivered element is PCS, the Company recognizes the arrangement fee ratably over the PCS period.
PCS revenue is derived primarily from providing technical software support services, unspecified software updates and upgrades to customers on a when and if available basis. PCS revenue is recognized ratably over the term of the PCS period.
When PCS is included within a multiple element arrangement and the arrangement is within the scope of the software revenue guidance, the Company primarily utilizes the substantive renewal rate to establish VSOE of fair value for the PCS. To a much lesser extent, the bell-shaped curve approach is used for certain Verint arrangements, depending upon geographical region or product line.
The Company's policy for establishing VSOE of fair value for professional services and training is based upon an analysis of separate sales of services, which are then compared with the fees charged when the same elements are included in a multiple element arrangement. Comverse has not yet established VSOE of fair value for any element other than PCS.
When using the substantive renewal rate method, the Company may be unable to establish VSOE of fair value for PCS because the renewal rate is deemed to be non-substantive or there are no contractually-stated renewal rates. If the stated renewal rate is non-substantive, the entire arrangement fee is recognized ratably over the estimated economic life of the product (five to eight years) beginning upon delivery of all elements other than PCS. The Company believes that the estimated economic life of the product is the best estimate of how long the customer will renew PCS. If there is no contractually stated renewal rate, the entire arrangement fee is recognized ratably over the relevant contractual PCS term beginning upon delivery of all elements other than PCS.
Under the bell-shaped curve approach of establishing VSOE of fair value, Verint performs a VSOE of fair value compliance test to ensure that a substantial majority of actual PCS renewals are within a narrow range of pricing.
For certain of Verint's arrangements, it does not have an explicit obligation to provide PCS, but as a matter of business practice, has provided PCS (implied PCS). The implied PCS is accounted for as a separate element for which VSOE of fair value does not exist. Arrangements that contain implied PCS are recognized over the period the implied PCS is provided, but not to exceed the estimated economic life of the product.
In certain multiple element arrangements, the Company is obligated to provide training services to customers related to the operation of the Company's software products. For Comverse, these training services are either provided to the customer on a “defined” basis (limited to a specified number of days or training classes) or on an “as-requested” basis (unlimited training over a contractual period).
For multiple element arrangements containing as-requested training obligations that are within the scope of the software revenue guidance, the Company recognizes the total arrangement consideration ratably over the contractual period during which the Company is required to “stand ready” to perform such training, provided that all other criteria for revenue recognition have been met.
For multiple element arrangements containing defined training obligations, the training services are typically provided to the customer prior to the completion of the installation services. For arrangements that are within the scope of the software revenue guidance, because revenue recognition does not commence until the completion of installation, the defined training obligations do not impact the timing of recognition of revenue. In certain circumstances in which training is provided after the end of the installation period, the Company commences revenue recognition upon the completion of training, provided that all other criteria for revenue recognition have been met.
In its multiple element arrangements the Company may offer a discount on future purchases of products and services. A discount is considered an additional element of an arrangement if the discount is considered more than insignificant. A more-than-insignificant discount with respect to future purchases is a discount that is: (i) incremental to the range of discounts reflected in the pricing of the other elements of the arrangement, (ii) incremental to the range of discounts typically given in comparable transactions, and (iii) significant. Insignificant discounts and discounts that are not incremental do not affect revenue recognition. If the discount is considered more than insignificant, then a portion of the fee received is deferred and recognized as revenue as the future purchases are made by the customer or upon expiration of the period that the discount is available.
Some of the Company's arrangements require significant customization of the product to meet the particular requirements of the customer. For these arrangements, revenue is typically recognized in accordance with the FASB's guidance for long-term construction type contracts using the percentage-of-completion (“POC”) method.
The determination of whether services entail significant customization requires judgment and is primarily based on alterations to the features and functionality to the standard release, complex or unusual interfaces as well as the amount of hours necessary to complete the customization solution relative to the size of the contract. Revenue from these arrangements is recognized on the POC method based on the ratio of total hours incurred to date compared to estimated total hours to complete the contract.
Management is required to make judgments to estimate the total estimated costs and progress to completion. Changes to such estimates can impact the timing of the revenue recognition period to period. The Company uses historical experience, project plans, and an assessment of the risks and uncertainties inherent in the arrangement to establish these estimates. Uncertainties in these arrangements include implementation delays or performance issues that may or may not be within the Company's control. If some level of profitability is assured, but the related revenue and costs cannot be reasonably estimated, then revenue is recognized to the extent of costs incurred until such time that the project's profitability can be estimated or the services have been completed. If VSOE of fair value of PCS does not exist, revenues are recognized to the extent of costs incurred until the services have been completed, provided that the Company is able to make reliable cost estimates and some level of profitability is assured. Once the services are completed, the remaining unrecognized portion of the arrangement fee is recognized ratably over the remaining PCS period. For situations where the Company is not able to make reliable estimates or some level of profitability is not assured, all revenue will be deferred until completion of the professional services and recognized ratably over the respective PCS period. If the Company determines that based on its estimates its costs exceed the sales price, the entire amount of the estimated loss is accrued in the period that such losses become known.
Revenue that Comverse derives from sales to distributors, resellers, and value-added resellers are recognized when the resellers in turn sell the software product to their customers and installation of the software product has occurred, provided all other revenue recognition criteria are met. This is commonly referred to as the sell-through method. The contractual arrangements between the reseller and end user, or between the reseller and Comverse, generally obligate Comverse to provide services to the end user that are subject to end user acceptance. Further, payment terms are generally subject to the reseller's receiving payment from the end user and the end user's acceptance of the product. Therefore, Comverse defers recognition until there is a “sell-through” by the reseller to an actual end user customer and acceptance by the end user.
Product revenue that Verint derives from shipments to resellers and original equipment manufacturers (“OEMs”) who purchase their products for resale are generally recognized when such products are shipped (on a “sell-in” basis). Verint has historically experienced insignificant product returns from resellers and OEMs, and their payment terms for these customers are similar to those granted to their end users. If a reseller or OEM develops a pattern of payment delinquency, or seeks payment terms longer than generally accepted, Verint defers the recognition of revenue until the receipt of cash. Verint's arrangements with resellers and OEMs are periodically reviewed as their business and products change.
In instances where Verint derives revenue from sale of third-party vendor services and Verint is a principal in the transaction, Verint generally records revenue on a gross basis and records costs related to a sale within cost of revenue. In those cases where Verint is acting as an agent between the customer and the vendor, revenue is recorded net of costs.
In the consolidated statements of operations, the Company classifies revenue as product revenue or service revenue. For multiple element arrangements that include both product and service elements, for which the Company is unable to determine VSOE of fair value for all elements of the arrangement, management evaluates various available indicators of fair value and applies its judgment to reasonably classify the arrangement fee between product revenue and service revenue. The amount of multiple element arrangement fees classified as product and service revenue based on management estimates of fair value when VSOE of fair value for all elements of an arrangement does not exist could differ from amounts classified as product and service revenue if VSOE of fair value for all elements existed. The allocation of multiple element arrangement fees between product revenue and service revenue, when VSOE of fair value for all elements does not exist, is for consolidated financial statement presentation purposes only and does not affect the timing or amount of revenue recognized.
In determining the amount of a multiple element arrangement fee that should be classified between product revenue and service revenue, Comverse first allocates the arrangement fee to product revenue and PCS (PCS is classified as service revenue) based on management's estimate of fair value for those elements. The remainder of the arrangement fee, which is comprised of all other service elements, is allocated to service revenue. The estimate of fair value of the product element is based primarily on management's evaluation of direct costs and reasonable profit margins on those products. This was determined to be the most appropriate methodology as Comverse has historically been product-oriented with respect to pricing policies which facilitates the evaluation of product costs and related margins in arriving at a reasonable estimate of the product element fair value. Management's estimate of reasonable profit margins requires significant judgment and consideration of various factors, such as the impact of the economic environment on margins, the complexity of projects, the stability of product profit margins and the nature of products. The estimate of fair value for PCS is based on management's evaluation of the weighted-average of PCS rates for arrangements for which VSOE of fair value of PCS exists.
In determining the classification of revenue between products and services, Verint reviews VSOE of fair value for training, installation and PCS services from similar transactions and stand alone services arrangements and compares them to its peers, in order to determine reasonable and consistent approximations of fair values of service revenue with the remaining amount being allocated to product revenue.
Post-Contract Customer Support Renewals
The Company's multiple element arrangements typically provide for renewal of PCS terms upon expiration of the original term. The amounts of these PCS renewals are recognized as revenue ratably over the specified PCS renewal period.
Professional Services Only Arrangements
Based on the type and nature of its professional-services-only arrangements, the Company recognizes revenue using either the proportional performance method, completed performance method or on a time and materials basis. For fixed-fee arrangements recognized based on the proportional performance method, the Company typically measures progress to completion based on the ratio of hours incurred to total estimated project hours, an input method. For fixed-fee arrangements recognized based on the completed performance method, the Company recognizes revenue once the services are completed and there are no other obligations of the Company. The Company recognizes revenue for time and materials arrangements as the services are performed based on contractually stipulated billing rates.

Product and Service Costs
Product and Service Costs
The Company’s product and service costs include costs of materials, compensation and benefit costs for operations and service personnel, contractor and consulting costs, royalties and license fees, depreciation of equipment used in operations and service, amortization of capitalized software costs, travel expenses and certain purchased intangible assets and related overhead costs.
When revenue is recognized over multiple periods in accordance with the Company’s revenue recognition policies, the material cost, including hardware and third-party software license fees are deferred and amortized over the same period that product revenue is recognized. These costs are recognized as “Deferred cost of revenue” on the consolidated balance sheets. However, the Company has made an accounting policy election whereby the cost for installation and other service costs are expensed as incurred, except for arrangements recognized in accordance with the FASB’s guidance for long-term construction type contracts.
For certain contracts where revenue is recognized in accordance with the FASB’s guidance for long-term construction type contracts, revisions in estimates of costs are reflected in the accounting period in which the facts that require the revision become known. These costs include all direct material and labor costs and overhead related to contract performance.

Research, Development and Software Costs
Research and Development, Net
Research and development expense primarily consists of personnel costs involved in product development. Research and development expense also includes third-party development and programming costs and the amortization of purchased software code and services content used in research and development activities. Research and development costs are expensed as incurred.
The Company receives non-refundable grants that fund a portion of research and development expenditures. These grants are recorded as a reduction to “Research and development, net” in the consolidated statements of operations.
Software Costs
Costs of software developed for internal use are capitalized in accordance with the FASB’s guidance during the application development stage and are then amortized over the estimated useful life of the software, which to date has been four years or less once the software is ready for its intended use. These costs are included in “Property and equipment, net” in the consolidated balance sheets.
Costs of software developed for sale to customers are capitalized in accordance with the FASB’s guidance relating to costs of computer software to be sold, leased, or otherwise marketed to customers. Software costs incurred are capitalized subsequent to establishing technological feasibility and continue through general release of the software products. These capitalized costs are included in “Other assets” in the consolidated balance sheets. Amortization of capitalized costs begins in the period in which the related product is available for general release to customers and is recorded on a straight-line basis over the estimated economic life of the related software products, which approximates the pattern in which the economic benefits are expected to be realized. The economic life of the related software products is generally seven years or less.

Sales and Marketing
Sales and Marketing
Sales and marketing expenses include payroll, employee benefits, stock-based compensation, and other headcount-related expenses associated with sales and marketing personnel, and the costs of advertising, promotions and other programs. In addition, the Company records customer acquisition and origination costs, including sales commissions, as incurred, with the exception of certain sales referral fees that are capitalized and amortized ratably over the revenue recognition period. Advertising costs are expensed as incurred.

Stock-Based Compensation and APIC Pool
Stock-Based Compensation
The Company estimates the fair value of share-based payment awards on the date of grant using an option-pricing model. Under the FASB’s guidance, stock-based compensation expense is measured at the grant date based on the fair value of the award, and the cost is recognized as expense ratably over the award’s vesting period. The Company uses the Black-Scholes option-pricing model to measure fair value of these stock option awards. The Black-Scholes model requires the Company to make judgments regarding the assumptions used within the model, the most significant of which are the stock price volatility assumption over the term of the awards and the expected life of the option award based on the actual and projected employee stock option behaviors. Other assumptions include the risk-free rate of return and dividends during the expected term.
The Company estimates expected forfeitures of stock-based awards at the grant date and recognize compensation cost only for those awards expected to vest. Forfeiture rates are estimated based on historical experience. The forfeiture assumption is adjusted to the actual forfeitures that occur. Therefore, changes in the forfeiture assumptions may impact the amount and timing of the total amount of expense recognized over the vesting period. Estimated forfeitures are reassessed in subsequent periods and may change based on new facts and circumstances.
The fair value of equity instruments issued to a nonemployee is measured by using the stock price and other measurement assumptions as of the date earlier of either: (i) a commitment for performance by the nonemployee has been reached; or (ii) the counterparty’s performance is complete. Expenses related to nonemployee awards are generally recognized in the same period and in the same manner as the Company incurs the related liability for goods and services received.
APIC Pool
The Company uses the long form method to determine its pool of excess tax benefits available within additional paid-in capital. Excess tax benefits resulting from stock option exercises are recognized as additions to APIC in the period the benefit is realized. In the event of a shortfall (that is, the tax benefit realized is less than the amount previously recognized through periodic stock-based compensation expense recognition and related deferred tax accounting), the shortfall is charged against APIC to the extent of previous excess benefits, if any, including the hypothetical APIC pool, and then to tax expense.

Income Taxes
Income Taxes
Income taxes are provided using the asset and liability method, such that income taxes (i.e., deferred tax assets, deferred tax liabilities, taxes currently payable/refunds receivable and tax expense/benefit) are recorded based on amounts refundable or payable in the current year and include the results of any difference between U.S. GAAP and tax reporting. Deferred income taxes reflect the tax effect of net operating losses, capital losses and general business credit carryforwards and the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial statement and income tax purposes, as determined under enacted tax laws and rates. Valuation allowances are established when management determines that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. The financial effect of changes in tax laws or rates is accounted for in the period of enactment. The subsequent realization of net operating loss and general business credit carryforwards acquired in acquisitions accounted for using the acquisition method of accounting is recognized in the consolidated statement of operations. Research and development credits are recorded based on the amount of benefit the Company believes is more-likely-than-not of being earned. Additionally, the Company is required to recognize in the consolidated financial statements those tax positions determined to be more-likely-than-not of being sustained upon examination, based on the technical merits of the positions.
From time to time, the Company engages in transactions in which the tax consequences may be subject to uncertainty. Examples of such transactions include business acquisitions and dispositions and certain financing transactions. Significant judgment is required in assessing and estimating the tax consequences of these transactions. The Company prepares and files tax returns based on its interpretation of tax laws and regulations. In the normal course of business, the Company’s tax returns are subject to examination by various taxing authorities. Such examinations may result in future tax and interest assessments by these taxing authorities. In determining the Company’s tax provision for financial reporting purposes, the Company establishes a liability for uncertain tax positions unless such positions are determined to be more-likely-than-not of being sustained upon examination, based on their technical merits. That is, for financial reporting purposes, the Company only recognizes tax benefits taken on the tax return that it believes are more-likely-than-not of being sustained. There is considerable judgment involved in determining whether positions taken on the tax return are more-likely-than-not of being sustained.
The Company adjusts its estimated liability for uncertain tax positions periodically because of ongoing examinations by, and settlements with, the various taxing authorities, as well as changes in tax laws, regulations and interpretations. The consolidated tax provision of any given year includes adjustments to prior year income tax accruals that are considered appropriate and any related estimated interest. The Company’s policy is to recognize, when applicable, interest and penalties on uncertain tax positions as part of income tax expense (see Note 21, Income Taxes).
As part of accounting for business combinations, some of the purchase price is allocated to goodwill and intangible assets. Impairment charges associated with goodwill are generally not tax deductible and will result in an increased effective income tax rate in the quarter any impairment is recorded. Amortization expenses associated with acquired intangible assets are generally not tax deductible pursuant to the Company’s existing tax structure; however, deferred taxes have been recorded for non-deductible amortization expenses as a part of the purchase price allocation process. The Company has taken into account the allocation of these identified intangibles among different taxing jurisdictions, including those with nominal or zero percent tax rates, in establishing the related deferred tax liabilities. Under the FASB's guidance, the income tax benefit from future releases of acquisition date valuation allowances or income tax contingencies, if any, are reflected in the income tax provision in the consolidated statements of operations, rather than as an adjustment to the purchase price allocation.

Loss Per Share Attributable to Comverse Technology, Inc.'s Shareholders
Loss Per Share Attributable to Comverse Technology, Inc.’s Shareholders
Basic loss per share attributable to Comverse Technology, Inc.’s shareholders is computed by dividing net loss attributable to Comverse Technology, Inc. by the weighted-average number of CTI’s shares of common stock outstanding during the period. Diluted loss per share attributable to Comverse Technology, Inc.’s shareholders is computed using the weighted-average number of CTI’s shares of common stock and, when dilutive, common equivalent shares outstanding during the period. Common equivalent shares consist of shares of common stock issuable in respect of stock options, restricted stock, deferred stock units (“DSUs”), restricted stock units (“RSUs”) and convertible debt obligations (the “Convertible Debt Obligations,” see Note 11, Debt). The treasury stock method is used to compute the dilutive effect of options, DSUs and other similar instruments. The if-converted method is used to compute the dilutive effect of the Company’s Convertible Debt Obligations. Additionally, for purposes of calculating diluted loss per share attributable to Comverse Technology, Inc.’s shareholders, net loss attributable to Comverse Technology, Inc. is adjusted for the difference between each of Verint’s and Starhome’s reported diluted and basic earnings per share, if any, multiplied by the number of shares of common stock and common share equivalents CTI holds in each of Verint and Starhome. Basic and diluted loss per share from continuing operations and discontinued operations are computed by dividing the net loss from continuing operations and loss from discontinued operations, net of tax attributable to Comverse Technology, Inc. shareholders, respectively, by the basic and diluted weighted-average number of CTI’s shares of common stock outstanding during the period.

Contingencies
Contingencies
Contingencies by their nature relate to uncertainties that require management to exercise judgment both in assessing the likelihood that a liability has been incurred as well as in estimating the amount of potential loss, if any. The Company accrues for costs relating to litigation, claims and other contingent matters when such liabilities become probable and reasonably estimable.

Working Capital Position and Management's Plan
Cash Position and Management’s Plans
The Company incurred substantial losses and had negative cash flows during the three fiscal years ended January 31, 2012 and had a significant accumulated deficit as of January 31, 2012.
The Company forecasts that available cash and cash equivalents will be sufficient to meet the liquidity needs of CTI for at least the next 12 months. The Company’s forecast is based upon a number of assumptions, which the Company believes are reasonable. However, should one or more of the assumptions prove incorrect, or should one or more of the risks or uncertainties attendant to the Company and its business materialize, the Company’s business and operations could be materially adversely affected. Management believes that sources of liquidity could be identified.

Organization, Business and Summary of Significant Accounting Policies (Tables)	12 Months Ended
Jan. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Schedule of Useful Lives of Property and Equipment
The estimated useful lives of property and equipment are as follows:

	Useful Life in Years
	Shortest	Longest
Fixtures and equipment	3	10
Software	3	4
Buildings	25	30
Leasehold improvements	1	20
Property and equipment, net as of January 31, 2012 and 2011 consist of:

	January 31,
	2012	2011
	(In thousands)
Land	$3,741	$3,861
Fixtures and equipment	49,907	46,572
Software	27,702	24,055
Buildings	2,204	2,204
Leasehold improvements	13,159	11,713
	92,972	84,544
Less accumulated depreciation and amortization	(66,860)	(63,409)
	$26,112	$21,135
Total	$29,853	$24,996

Investments (Tables)	12 Months Ended
Jan. 31, 2012
Investments, Debt and Equity Securities [Abstract]
Summary Of Available-For-Sale Securities
The following is a summary of available-for-sale securities as of January 31, 2012 and 2011:

	January 31, 2012
		Included in Accumulated Other Comprehensive Income
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Cumulative Impairment Charges	Estimated Fair Value
	(In thousands)
Short-term:
Auction rate securities-Corporate issuers	$7,500	$34	$—	$(7,262)	$272
Total short-term investments	$7,500	$34	$—	$(7,262)	$272

	January 31, 2011
		Included in Accumulated Other Comprehensive Income
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Cumulative Impairment Charges	Estimated Fair Value
	(In thousands)
Short-term:
Auction rate securities-Student loans	$71,900	$16,044	$—	$(24,181)	$63,763
Auction rate securities-Corporate issuers	22,500	5,619	—	(19,441)	8,678
Total short-term investments	$94,400	$21,663	$—	$(43,622)	$72,441

Gross Realized Gains And Losses On Investments
The gross realized gains and losses on the Company’s investments are as follows, for the fiscal years presented below:

(In thousands)	Gross Realized Gains	Gross Realized Losses
January 31, 2012	$24,414	$—
January 31, 2011	$23,810	$—
January 31, 2010	$10,760	$—

Components Of Other Comprehensive Income Related To Available-For-Sale Securities
The components of other comprehensive income (loss) ("OCI") related to available-for-sale securities are as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands )
Accumulated OCI related to available-for-sale securities, beginning of year	$13,240	$21,032	$10,302
Unrealized gains on available-for-sale securities	(305)	6,950	20,048
Reclassification adjustment for gains included in net loss	(21,329)	(15,483)	(3,582)
Changes in accumulated OCI on available-for-sale securities, before tax	(21,634)	(8,533)	16,466
Other comprehensive income attributable to noncontrolling interest	3	26	53
Deferred income tax benefit (provision)	—	715	(5,789)
Changes in accumulated OCI on available-for-sale securities, net of tax	(21,631)	(7,792)	10,730
Accumulated OCI related to available-for-sale securities, end of year	$(8,391)	$13,240	$21,032

Inventories (Tables)	12 Months Ended
Jan. 31, 2012
Inventory Disclosure [Abstract]
Schedule Of Inventories
Inventories as of January 31, 2012 and 2011, respectively, consist of:

	January 31,
	2012	2011
	(In thousands)
Raw materials	$4,959	$7,112
Work in process	5,777	5,112
Finished goods	3,678	4,763
Total	$14,414	$16,987

Property and Equipment, Net (Tables)	12 Months Ended
Jan. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
The estimated useful lives of property and equipment are as follows:

	Useful Life in Years
	Shortest	Longest
Fixtures and equipment	3	10
Software	3	4
Buildings	25	30
Leasehold improvements	1	20
Property and equipment, net as of January 31, 2012 and 2011 consist of:

	January 31,
	2012	2011
	(In thousands)
Land	$3,741	$3,861
Fixtures and equipment	49,907	46,572
Software	27,702	24,055
Buildings	2,204	2,204
Leasehold improvements	13,159	11,713
	92,972	84,544
Less accumulated depreciation and amortization	(66,860)	(63,409)
	$26,112	$21,135
Total	$29,853	$24,996

Business Combinations (Tables)	12 Months Ended
Jan. 31, 2012
Business Combinations [Abstract]
Schedule Of Components And The Allocations Of The Purchase Prices
The following table sets forth the components and the allocations of the purchase prices, some of which are preliminary, for business combinations completed during the fiscal years ended January 31, 2012 and 2011:

	Fiscal Years Ended January 31,
	2012			2011
	Vovici	GMT	Other	Iontas
	(In thousands)
Components of purchase price:
Cash and cash equivalents	$55,708	$24,596	$33,835	$17,738
Fair value of contingent consideration	9,900	12,000	20,504	3,224
Fair value of stock options	60	—	—	—
Bank debt, prepaid at closing	435	—	—	—
Other purchase price adjustments	—	—	816	—
Prepaid product licenses and support services	—	—	—	1,493
Trade accounts payable	—	—	—	(712)
Total purchase price	$66,103	$36,596	$55,155	$21,743
Allocation of purchase price:
Net tangible assets (liabilities):
Cash and cash equivalents	$179	$—	$4,614	$2,569
Account receivable	1,106	512	842	—
Other current assets	5,219	1,717	11,036	286
Other assets	913	483	5,579	89
Current and other liabilities	(2,931)	(1,915)	(15,419)	(211)
Deferred revenue	(2,264)	(1,234)	(944)	—
Bank debt	—	—	(3,330)	—
Deferred income taxes — long-term	(6,021)	(108)	186	(993)
Net tangible assets (liabilities)	(3,799)	(545)	2,564	1,740
Identifiable intangible assets:
Developed technology	11,300	7,400	9,743	6,949
Customer relationships	15,400	6,200	7,040	—
Trademarks and trade names	1,700	400	1,350	—
In-process research and development assets	—	—	2,500	—
Other identifiable intangible assets	—	—	1,421	278
Total identifiable intangible assets (1)	28,400	14,000	22,054	7,227
Goodwill	41,502	23,141	30,537	12,776
Total purchase price	$66,103	$36,596	$55,155	$21,743

(1)	The weighted-average estimated useful life of all finite-lived identifiable intangible assets is 7.5 and 5.9 years for the fiscal year ended January 31, 2012 and 2011, respectively.

Schedule Of Unaudited Pro Forma Total Revenue And Net Income (Loss)

	Fiscal Years Ended January 31,
	2012	2011
	(In thousands)
Total revenue	$804,006	$746,097
Net loss attribute to Comverse Technology, Inc.	$(56,952)	$(139,440)

Goodwill (Tables)	12 Months Ended
Jan. 31, 2012
Goodwill, Impaired [Abstract]
Changes In Carrying Amount Of Goodwill
The changes in the carrying amount of goodwill in the Company's Verint segment for the fiscal years ended January 31, 2012, 2011 and 2010 are as follows:

Verint
(In thousands)
For the Year Ended January 31, 2010
Goodwill, gross, at January 31, 2009	$774,931
Accumulated impairment losses at January 31, 2009	—
Goodwill, net, at January 31, 2009	774,931
Goodwill adjustments: (1)
ViewLinks	89
Effect of changes in foreign currencies and other	15,131
Goodwill, net, at January 31, 2010	$790,151
For the Year Ended January 31, 2011
Goodwill, gross, at January 31, 2010	$790,151
Accumulated impairment losses at January 31, 2010	—
Goodwill, net, at January 31, 2010	790,151
Acquisition of Iontas Limited (1)	12,776
Effect of changes in foreign currencies and other	1,044
Goodwill, net, at January 31, 2011	$803,971
For the Year Ended January 31, 2012
Goodwill, gross, at January 31, 2011	$803,971
Accumulated impairment losses at January 31, 2011	—
Goodwill, net, at January 31, 2011	803,971
Goodwill acquired:(1)
Vovici	41,502
GMT	23,141
Other	30,865
Effect of changes in foreign currencies and other	(5,324)
Goodwill, net, at January 31, 2012	$894,155
Balance at January 31, 2012
Goodwill, gross, at January 31, 2012	$894,155
Accumulated impairment losses at January 31, 2012	—
Goodwill, net, at January 31, 2012	$894,155

(1)
During the fiscal years ended January 31, 2012, 2011 and 2010, goodwill related to certain acquisitions was adjusted due to earn-out payments or recoveries, tax adjustments and a lease abandonment settlement.

Intangible Assets, Net (Tables)	12 Months Ended
Jan. 31, 2012
Finite-Lived Intangible Assets [Abstract]
Acquired Intangible Assets
Acquired intangible assets as of January 31, 2012 and 2011 are as follows:

		January 31,
	Useful Life	2012	2011
		(In thousands)
Gross carrying amount:
Intangible assets with finite lives:
Acquired technology	2 to 7 years	$94,027	$66,794
Customer relationships	4 to 10 years	225,554	198,106
Trade names	3 to 5 years	12,824	9,552
Non-competition agreements	3 to 10 years	5,779	5,215
Distribution network	10 years	2,440	2,440
Backlog	3 years	843	—
Total intangible assets with finite lives		341,467	282,107
In-process research and development with indefinite lives		2,500	—
		343,967	282,107
Accumulated amortization:
Acquired technology		49,732	37,579
Customer relationships		95,173	74,412
Trade names		9,805	9,177
Non-competition agreements		3,656	2,760
Distribution network		1,352	1,108
Backlog		19	—
		159,737	125,036
Total		$184,230	$157,071

Schedule of Expected Amortization Expense
Estimated future amortization expense on finite-lived acquisition-related intangible assets for each of the five succeeding fiscal years and thereafter is as follows:

Fiscal Years Ending January 31,	(In thousands)
2013	$39,577
2014	34,412
2015	30,981
2016	29,643
2017	26,881
2018 and thereafter	20,236
$181,730

Other Assets (Tables)	12 Months Ended
Jan. 31, 2012
Other Assets, Noncurrent Disclosure [Abstract]
Schedule of Other Assets
Other assets as of January 31, 2012 and 2011 consist of:

	January 31,
	2012	2011
	(In thousands)
Deposits	$5,427	$6,175
Deferred financing costs, net	14,060	9,725
Capitalized software costs, net of accumulated amortization of $21,437 and $17,891, respectively	5,846	6,787
Long-term tax receivable	472	477
Long-term indemnification asset	4,689	—
Note receivable from Comverse, Inc.	8,536	7,019
Other	5,369	5,537
	$44,399	$35,720

Schedule of Internally Developed Capitalized Software Costs
The roll forward of net capitalized software costs is as follows:

	Fiscal Years Ended January 31,
	2012	2011
	(In thousands)
Capitalized software costs, net, beginning of year	$6,787	$8,530
Software costs capitalized during the year	3,399	2,527
Amortization of software costs	(4,135)	(4,236)
Effect of changes in foreign currencies and other	(205)	(34)
Capitalized software costs, net, end of year	$5,846	$6,787

Accounts Payable and Accrued Expenses (Tables)	12 Months Ended
Jan. 31, 2012
Accounts Payable and Accrued Liabilities [Abstract]
Schedule of Accounts Payable and Accrued Liabilities
Accounts payable and accrued expenses as of January 31, 2012 and 2011 consist of:

	January 31,
	2012	2011
	(In thousands)
Accrued compensation and benefits	$59,219	$59,622
Accounts payable	58,156	51,553
Accrued legal, audit and professional fees	10,681	13,343
Accrued taxes-other than income taxes	12,073	8,900
Accrued commissions	4,954	7,511
Accrued contingent consideration	10,182	2,194
Other accrued expenses (1)	33,479	27,733
	$188,744	$170,856

(1)	Includes liabilities related to the Company’s 401(k) Plans.

Debt (Tables)	12 Months Ended
Jan. 31, 2012
Debt Disclosure [Abstract]
Schedule Of Debt
As of January 31, 2012 and 2011, debt is comprised of the following:

	January 31,
	2012	2011
	(In thousands)
Convertible debt obligations	$2,195	$2,195
Term loan - new credit agreement:
Gross loan	597,000	—
Unamortized debt discount on term loan	(2,685)	—
Other debt	3,064	—
Term loan - prior facility	—	583,234
Total debt	599,574	585,429
Less: current portion	8,423	2,195
Total long-term debt	$591,151	$583,234

Schedule Of Company's Debt Maturities	The Company’s debt maturities are as follows:

Fiscal years ending January 31:
(In thousands)
2013	$8,423
2014	6,624
2015	6,735
2016	6,706
2017	6,771
2018 and thereafter	567,000
$602,259

Derivatives And Financial Instruments (Tables)	12 Months Ended
Jan. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule Of Derivative Positions And Respective Fair Values
The following tables as of January 31, 2012 and 2011 summarize the Company’s derivative positions and their respective fair value:

	January 31, 2012
Type of Derivative	Notional Amount	Balance Sheet Classification	Fair Value
	(In thousands)
Assets
Derivatives designated as hedging instruments
Short-term foreign currency forward	62,719	Prepaid expenses and other current assets	$978
Total assets			$978
Liabilities
Derivatives not designated as hedging instruments
Short-term foreign currency forward	14,510	Other current liabilities	$303
Derivatives designated as hedging instruments
Short-term foreign currency forward	16,907	Other current liabilities	227
Total liabilities			$530

	January 31, 2011
Type of Derivative	Notional Amount	Balance Sheet Classification	Fair Value
		(In thousands)
Assets
Derivatives designated as hedging instruments
Short-term foreign currency forward	$4,895	Prepaid expenses and other current assets	$88
Total assets			$88
Liabilities
Derivatives not designated as hedging instruments
Short-term foreign currency forward	24,904	Other current liabilities	$1,490
Derivatives designated as hedging instruments
Short-term foreign currency forward	21,250	Other current liabilities	396
Total liabilities			$1,886

Schedule Of Classification Of Gains And Losses On Derivative Instruments

The following tables summarize the Company’s classification of gains and losses on derivative instruments for the fiscal years ended January 31, 2012, 2011, and 2010:

	Fiscal Year Ended January 31, 2012
	Gain (Loss)
Type of Derivative	Recognized in Other Comprehensive Income (Loss)	Reclassified from Accumulated Other Comprehensive Income (Loss) into Statement of Operations (1)	Recognized in Other Income (Expense), Net
	(In thousands)
Derivatives not designated as hedging instruments
Foreign currency forward	$—	$—	$(896)
Derivatives designated as hedging instruments
Foreign currency forward	160	(373)	—
Total	$160	$(373)	$(896)

	Fiscal Year Ended January 31, 2011
	Gain (Loss)
Type of Derivative	Recognized in Other Comprehensive Income (Loss)	Reclassified from Accumulated Other Comprehensive Income (Loss) into Statement of Operations (1)	Recognized in Other Income (Expense), Net
	(In thousands)
Derivatives not designated as hedging instruments
Foreign currency forward	$—	$—	$(2,761)
Interest rate swap	—	—	(3,102)
Derivatives designated as hedging instruments
Foreign currency forward	714	925	—
Total	$714	$925	$(5,863)

	Fiscal Year Ended January 31, 2010
	Gain (Loss)
Type of Derivative	Recognized in Other Comprehensive Income (Loss)	Reclassified from Accumulated Other Comprehensive Income (Loss) into Statement of Operations (1)	Recognized in Other Income (Expense), Net
	(In thousands)
Derivatives not designated as hedging instruments
Foreign currency forward	$—	$—	$(1,118)
Interest rate swap	—	—	(13,591)
Derivatives designated as hedging instruments
Foreign currency forward	3,045	3,042	—
Total	$3,045	$3,042	$(14,709)

(1)	Amounts reclassified from accumulated other comprehensive income (loss) into the statement of operations are classified as operating expenses.

Schedule Of Other Comprehensive Income Related To Cash Flow Hedges
The components of other comprehensive income (loss), including discontinued operations, related to cash flow hedges are as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Accumulated OCI related to cash flow hedges, beginning of year	$748	$785	$(3,028)
Unrealized gains on cash flow hedges	2,444	2,412	9,470
Reclassification adjustment for gains included in net loss	(2,016)	(2,677)	(5,655)
Changes in accumulated OCI on cash flow hedges, before tax	428	(265)	3,815
Other comprehensive (income) loss attributable to noncontrolling interest	(514)	169	(2)
Deferred income tax (provision) benefit	(148)	59	—
Changes in accumulated OCI on cash flow hedges, net of tax	(234)	(37)	3,813
Accumulated OCI related to cash flow hedges, end of year	$514	$748	$785

Fair Value Measurements (Tables)	12 Months Ended
Jan. 31, 2012
Fair Value Disclosures [Abstract]
Schedule Of Financial Instruments
The following tables present financial instruments according to the fair value hierarchy as defined by the FASB’s guidance as of January 31, 2012 and 2011:
Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis as of January 31, 2012

	January 31, 2012
	Quoted Prices to Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value
	(In thousands)
Financial Assets:
Money market funds (1)	$207,950	$—	$—	$207,950
Auction rate securities	—	—	272	272
Derivative assets	—	978	—	978
	$207,950	$978	$272	$209,200
Financial Liabilities:
Derivative liabilities	$—	$530	$—	$530
Contingent consideration liability for business combination	—	—	38,646	38,646
	$—	$530	$38,646	$39,176
Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis as of January 31, 2011

	January 31, 2011
	Quoted Prices to Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value
	(In thousands)
Financial Assets:
Money market funds (1)	$186,414	$—	$—	$186,414
Auction rate securities	—	—	72,441	72,441
Derivative assets	—	88	—	88
	$186,414	$88	$72,441	$258,943
Financial Liabilities:
Derivative liabilities	$—	$1,886	$—	$1,886
Contingent consideration liability for business combination	—	—	3,686	3,686
	$—	$1,886	$3,686	$5,572

(1)
As of January 31, 2012, $205.8 million of money market funds were classified in “Cash and cash equivalents” and $2.1 million were classified in “Restricted cash and bank time deposits” within the consolidated balance sheets. As of January 31, 2011, $153.0 million of money market funds were classified in “Cash and cash equivalents” and $33.4 million of money market funds were classified in “Restricted cash and bank time deposits” within the consolidated balance sheets.

Schedule Of Changes In The Fair Value Of The Level 3 Financial Assets And Liabilities
The following table is a summary of changes in the fair value of the level 3 financial assets and liabilities during the fiscal years ended January 31, 2012 and 2011:

	Level Three Financial Assets and Liabilities
	Fiscal Years Ended January 31,
	2012		2011
	Asset	Liability	Asset	Liability
	(In thousands)
Beginning balance	$72,441	$3,686	$114,650	$—
Sales	(49,150)	—	(56,320)	—
Redemptions	(25,800)	—	(900)	—
Change in realized and unrealized gains included in other income (expense), net	24,412	—	23,810	—
Change in unrealized (losses) gains and reclassification adjustments net of tax included in other comprehensive income	(21,631)	—	(8,392)	—
Impairment charges	—	—	(407)	—
Contingent consideration liability recorded for business combination	—	42,404	—	3,424
Payments of contingent consideration	—	(4,107)	—	—
Change in fair value recorded in operating expenses	—	(3,337)	—	262
Ending balance	$272	$38,646	$72,441	$3,686

Fair Value, Assets and Liabilities Measured on Nonrecurring Basis
The following table presents the fair value of financial instruments which are carried at cost in the consolidated balance sheets as of January 31, 2012 and 2011:

	Fiscal Years Ended January 31,
	2012		2011
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In thousands)
Liabilities:
Term loan	$594,315	$597,000	$583,234	$586,200
Other debt	3,064	3,064	—	—
Convertible debt obligations	2,195	769	2,195	801

Leases (Tables)	12 Months Ended
Jan. 31, 2012
Leases [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases
As of January 31, 2012, the minimum annual rent obligations (excluding taxes, maintenance and other pass-throughs), sublease income to be received under non-cancelable subleases, and minimum net rentals of the Company's continuing operations are as follows for the fiscal years ending January 31:

(In thousands)	Minimum Lease Commitments	Noncancellable Subleases	Minimum Net Rentals
2013	$14,259	$(550)	$13,709
2014	10,295	(545)	9,750
2015	10,747	(521)	10,226
2016	9,598	(536)	9,062
2017	6,785	(553)	6,232
2018 and thereafter	35,738	(46)	35,692
	$87,422	$(2,751)	$84,671

Other Long-Term Liabilities (Tables)	12 Months Ended
Jan. 31, 2012
Other Long-term Debt [Abstract]
Schedule of Other Long-Term Liabilities
Other long-term liabilities as of January 31, 2012 and 2011 consist of the following:

	January 31,
	2012	2011
	(In thousands)
Liability for severance pay	$3,027	$3,279
Tax contingencies	23,693	20,464
Contingent consideration	28,494	1,492
Other long-term liabilities	4,952	7,267
	$60,166	$32,502

Stock-Based Compensation (Tables)	12 Months Ended
Jan. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule Of Stock-Based Compensation Expense
Stock-based compensation expense associated with awards made by CTI and its subsidiaries is included in the Company’s consolidated statements of operations as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Stock options:
Product costs	$124	$745	$543
Service costs	292	2,543	3,099
Research and development, net	464	4,195	4,505
Selling, general and administrative	2,376	13,783	12,248
	3,256	21,266	20,395
Restricted/Deferred stock awards:
Product costs	760	850	759
Service costs	2,132	2,069	1,444
Research and development, net	2,596	2,886	3,455
Selling, general and administrative	24,207	26,544	25,582
	29,695	32,349	31,240
Total	$32,951	$53,615	$51,635
The following table presents the Company’s stock-based compensation expense included in the consolidated statements of operations based on the underlying subsidiary's plans for the fiscal years ended January 31, 2012, 2011 and 2010:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Stock options:
CTI (1)	$302	$16	$2,610
Verint (2)	3,256	21,237	20,320
Starhome	376	1,161	1,474
	3,934	22,414	24,404
Restricted/Deferred stock awards:
CTI (1)	8,444	9,402	9,344
Verint (2)	24,655	25,582	23,917
	33,099	34,984	33,261
Total	$37,033	$57,398	$57,665

(1)
Stock options to purchase CTI’s common stock, deferred stock unit awards and restricted stock unit awards were awarded to employees and directors of CTI’s subsidiaries, including employees of Verint, Comverse and Starhome. Accordingly, the related stock-based compensation expense has been recognized in the respective subsidiary statements of operations.

(2)
Verint’s stock-based compensation expense consists of stock options to purchase Verint common stock, Verint phantom stock units, Verint stock bonus program and Verint restricted stock awards and restricted stock units.

CTI [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Share-based Compensation, Activity
The following table presents the combined activity of all the CTI stock incentive plans for the fiscal years ended January 31, 2012, 2011 and 2010:

		Outstanding Options		Nonvested Restricted/Deferred Stock
	Shares Available for Grant	Shares (1)	Weighted Average Exercise Price	Shares	Weighted Average Grant Date Fair Value
Balance, January 31, 2009	9,961,202	12,898,673	$18.12	1,364,447	$15.81
Plan shares expired	(1,828,505)	—	—	—	—
Options granted	(903,300)	903,300	7.12	—	—
Options expired	—	(864,541)	16.06	—	—
Options forfeited	85,339	(85,339)	13.07	—	—
Deferred shares granted	(1,366,200)	—	—	1,366,200	6.92
Restricted/deferred shares vested (2)	—	—	—	(594,361)	14.77
Restricted/deferred shares forfeited	301,829	—	—	(301,829)	12.83
Balance, January 31, 2010	6,250,365	12,852,093	17.52	1,834,457	10.01
Plan shares expired	(1,300,937)	—	—	—	—
Options granted	—	—	—	—	—
Options expired	—	(1,378,687)	22.24	—	—
Options cancelled (3)	143,500	(143,500)	22.11	—	—
Options forfeited	191,915	(191,915)	7.16	—	—
Deferred shares granted	(1,700,771)	—	—	1,700,771	8.47
Restricted/deferred shares vested (2)	—	—	—	(740,381)	11.83
Restricted/deferred shares forfeited	642,030	—	—	(642,030)	8.46
Balance, January 31, 2011	4,226,102	11,137,991	17.05	2,152,817	8.63
2011 stock incentive compensation plan	22,000,000	—	—	—	—
Plan shares expired	(2,239,733)	—	—	—	—
Options granted	—	—	—	—	—
Options expired	1,121,440	(7,950,442)	17.46	—	—
Options cancelled	—	—	—	—	—
Options forfeited	104,407	(104,407)	8.00	—	—
Options exercised	—	(377,300)	5.60	—	—
Deferred shares granted	(1,450,246)	—	—	1,450,246	7.32
Restricted/deferred shares vested (2)	—	—	—	(1,240,481)	8.07
Restricted/deferred shares forfeited	445,572	—	—	(445,572)	8.01
Balance, January 31, 2012 (4)(5)	24,207,542	2,705,842	$17.81	1,917,010	$7.54

(1)	The fair value of vested stock options was $0.4 million, $0.6 million and $2.3 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively.

(2)	The total fair value of vested Restricted Awards during the fiscal years ended January 31, 2012, 2011 and 2010 was $10.0 million, $8.8 million and $8.8 million, respectively.

(3)
As part of settlement agreements of the consolidated shareholder derivative action and another separate litigation matter, 143,500 vested stock options held by former directors and a former employee were canceled in June 2010.

(4)
The outstanding stock options as of January 31, 2012 include 135,334 nonvested stock options with a weighted-average grant date fair value of $2.34, an expected term of 4 years and a total fair value of $0.3 million. The unrecognized compensation expense related to the remaining nonvested stock options was $0.1 million which is expected to be recognized over a weighted-average period of 0.33 years. The cash received from the exercise of CTI stock options was $2.1 million during the fiscal year ended January 31, 2012.

(5)	As of January 31, 2012, the unrecognized compensation expense related to nonvested Restricted Awards was $9.6 million which is expected to be recognized over a weighted-average period of 1.75 years.

Schedule of Stock Options by Exercise Price Range
The following table summarizes information about CTI’s stock options for the fiscal year ended January 31, 2012:

	Fiscal Year Ended January 31, 2012
	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Shares Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
$00.01 - $05.60	164,163	1.88	$5.60	164,163	$5.60	1.88
$05.61 - $10.52	530,491	5.74	$7.30	398,157	$7.39	5.21
$10.53 - $20.62	526,614	1.92	$16.70	526,614	$16.70	1.92
$20.63 - $23.69	674,239	2.86	$22.40	674,239	$22.40	2.86
$23.70 - $46.50	810,335	3.69	$24.08	810,335	$24.08	3.69
	2,705,842			2,573,508

Schedule Of Fair Values Of The Options With The Weighted-Average Assumptions Using A Black-Scholes Option Pricing Model
The fair value assumptions for the July 2006 Modification for the period July 2006 through January 31, 2012 were as follows:

	Minimum	Maximum
Risk-Free Rate	0.15%	5.18%
Volatility	25.64%	67.3%
Expected Term (years)	0.03	4.39
Market Value	$6.32	$22.68
The fair value assumptions for stock options granted during the fiscal year ended January 31, 2010 which had a weighted-average grant date fair value of $2.34 were as follows:

Risk-Free Rate	1.98%
Volatility	38.77%
Expected Term (years)	3.99
Market Value	$7.12

CTI [Member] | Stock Options and Restricted Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Share-based Compensation, Activity
The following table summarizes exercisable options and vested Restricted Awards:

	Stock Options Exercisable			Restricted Awards Vested
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Shares/ Units	Weighted Average Grant Date Fair Value
January 31, 2012	2,573,508	$18.37	3.2	1,240,481	$8.07
January 31, 2011	10,738,923	$17.42	3.2	740,381	$11.83
January 31, 2010	12,004,593	$18.25	3.7	594,361	$14.77

Verint [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Share-based Compensation, Activity
The following table presents the combined activity of certain of the Verint stock incentive plans for the fiscal years ended January 31, 2012, 2011 and 2010:

		Outstanding Options		Nonvested Restricted Awards
	Shares Available for Grant	Shares (5)	Weighted Average Exercise Price	Shares	Weighted Average Grant Date Fair Value
Balance, January 31, 2009	4,372,927	5,225,246	$22.36	1,830,966	$24.48
Options expired	464,025	(464,025)	14.23	—	—
Options forfeited	30,102	(30,102)	21.69	—	—
Restricted awards granted	(492,167)	—	—	492,167	4.43
Restricted awards vested (1)	—	—	—	(115,560)	29.93
Restricted awards forfeited	86,663	—	—	(86,663)	24.03
Plan shares expired	(3,985,663)	—	—	—	—
Balance, January 31, 2010	475,887	4,731,119	23.16	2,120,910	19.57
Additional shares authorized	4,000,000	—	—	—	—
Options expired	796,417	(796,417)	25.56	—	—
Options forfeited	3,268	(3,268)	23.94	—	—
Options exercised	—	(2,164,503)	18.88	—	—
Restricted awards granted	(2,393,828)	—	—	2,393,828	15.90
Restricted awards vested (1)	—	—	—	(2,502,960)	17.39
Restricted awards forfeited	75,505	—	—	(75,505)	13.23
Plan shares expired	(309,798)	—	—	—	—
Balance, January 31, 2011	2,647,451	1,766,931	27.33	1,936,273	18.09
Additional shares authorized	317,350	—	—	—	—
Options granted (2)	(42,155)	42,155	9.28	—	—
Options expired	72,074	(72,074)	28.07	—	—
Options forfeited	—	—	—	—	—
Options exercised	—	(622,669)	20.51	—	—
Restricted awards granted	(901,885)	—	—	901,885	34.84
Restricted awards vested (1)	—	—	—	(1,336,221)	15.72
Restricted awards forfeited	51,968	—	—	(51,968)	28.85
Plan shares expired	(34,713)	—	—	—	—
Balance, January 31, 2012 (3)(4)	2,110,090	1,114,343	$30.40	1,449,969	$30.25

(1)	The total fair value of restricted shares vested during the fiscal years ended January 31, 2012, 2011 and 2010 was $21.0 million, $43.5 million and $3.5 million, respectively.

(2)	Consists of options to acquire shares of Verint Systems' common stock issued in exchange of certain unvested Vovici stock options in connection with the Vovici acquisition.

(3)
The outstanding stock options to purchase Verint Systems’ common stock as of January 31, 2012 include 31,683 nonvested stock options with a weighted-average grant date fair value of $23.05, an expected term of 5.43 years and a total fair value of $0.7 million. The total unrecognized compensation cost related to nonvested options was $0.6 million and is expected to be recognized over a weighted-average period of 2.8 years.

(4)	As of January 31, 2012, the unrecognized compensation expense related to nonvested RSUs was $20.2 million and is expected to be recognized over a weighted-average period of 1.3 years.

(5)
The total fair value of vested stock options to purchase Verint Systems’ common stock was $20.4 million, $30.2 million and $69.6 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively. The intrinsic value of Verint stock options exercised was $8.0 million and the cash received from the exercise of Verint stock options was $12.5 million during the fiscal year ended January 31, 2012.

Schedule of Stock Options by Exercise Price Range
The following table summarizes information about Verint’s stock options as of January 31, 2012:

	Fiscal Year Ended January 31, 2012
	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares Outstanding	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Shares Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)
$4.93 – $17.00	141,302	2.85	$13.87	110,871	$15.28	1.15
$17.98 – $23.00	138,242	1.85	22.62	136,990	22.65	1.81
$28.41 – $28.41	42,360	2.22	28.41	42,360	28.41	2.22
$28.60 – $28.60	8,061	0.08	28.60	8,061	28.60	0.08
$29.27 – $29.27	7,500	0.23	29.27	7,500	29.27	0.23
$31.78 – $31.78	18,000	2.43	31.78	18,000	31.78	3.43
$32.16 – $32.16	15,000	3.27	32.16	15,000	32.16	2.69
$34.40 – $34.40	137,000	3.95	34.40	137,000	34.40	4.95
$35.11 – $35.11	582,878	2.82	35.11	582,878	35.11	2.82
$37.99 – $37.99	24,000	3.64	37.99	24,000	37.99	3.64
	1,114,343			1,082,660

Verint [Member] | Stock Options and Restricted Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Share-based Compensation, Activity
The following table summarizes Verint’s exercisable options and vested restricted awards:

	Stock Options Exercisable			Restricted Awards Vested
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Shares/Units	Weighted Average Grant Date Fair Value
January 31, 2012	1,082,660	$31.03	2.6	1,336,221	$15.72
January 31, 2011	1,764,380	27.33	2.7	2,502,960	17.39
January 31, 2010	4,498,900	23.24	2.2	115,560	29.93

Verint [Member] | Phantom Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Phantom Stock Unit Activity
The following table summarizes Verint phantom stock unit activity for the fiscal years ended January 31, 2012, 2011 and 2010:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Beginning balance, in units	403	1,106	1,239
Granted	10	196	421
Released	(298)	(865)	(482)
Forfeited	(25)	(34)	(72)
Ending balance, in units	90	403	1,106

Discontinued Operations (Tables)	12 Months Ended
Jan. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Disposal Groups, Including Discontinued Operations, Income Statement, Balance Sheet and Additional Disclosures

	Fiscal Years Ended January 31,
	2012	2011	2010
		(In thousands)
Total revenue	$811,749	$925,005	$873,181

Income (loss) before income tax provision	22,749	(54,977)	(200,536)
Gain on sale of discontinued operations, net of tax	—	2,927	—
Income tax provision	(23,659)	(38,978)	(70,258)
Total loss from discontinued operations, net of tax	$(910)	$(91,028)	$(270,794)

Loss from discontinued operations, net of tax
Attributable to Comverse Technology, Inc.	(3,484)	(87,724)	(270,408)
Attributable to noncontrolling interest	2,574	(3,304)	(386)
Total	$(910)	$(91,028)	$(270,794)
Comverse's and Starhome's assets and liabilities included in assets and liabilities of discontinued operations were as follows:

	January 31,
	2012	2011
	(in thousands)
ASSETS OF DISCONTINUED OPERATIONS
Current assets:
Cash and cash equivalents	$193,192	$213,038
Restricted cash and bank time deposits	28,893	26,111
Accounts receivable, net of allowance of $2,929 and $5,395 respectively	135,835	167,971
Inventories, net	29,991	49,625
Deferred cost of revenue	35,252	45,201
Deferred income taxes	10,108	24,884
Prepaid expenses and other current assets	56,157	60,613
Total current assets	489,428	587,443
Property and equipment, net	45,860	41,847
Goodwill	163,076	163,253
Intangible assets, net	22,034	39,389
Deferred cost of revenue	108,107	136,988
Deferred income taxes	10,153	14,066
Other assets	65,592	79,163
Total assets	$904,250	$1,062,149
LIABILITIES OF DISCONTINUED OPERATIONS
Current liabilities:
Accounts payable and accrued expenses	$196,879	$232,938
Deferred revenue	365,803	417,408
Deferred income taxes	8,742	13,282
Bank loans	—	6,000
Income taxes payable	2,302	5,329
Other current liabilities	853	1,080
Total current liabilities	574,579	676,037
Deferred revenue	204,681	230,510
Deferred income taxes	45,205	34,482
Note payable to CTI	8,536	7,019
Other long-term liabilities	154,025	196,827
Total liabilities	$987,026	$1,144,875
10.
Comverse's, Starhome's and Ulticom's results of operations included in discontinued operations are as follow

Loss Per Share Attributable to Comverse Technology, Inc.'s Shareholders (Tables)	12 Months Ended
Jan. 31, 2012
Earnings Per Share [Abstract]
Schedule Of Calculation Of Earnings (Loss) Per Share
The calculation of loss per share attributable to Comverse Technology, Inc.’s shareholders for the fiscal years ended January 31, 2012, 2011 and 2010 was as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands, except per share data)
Numerator:
Net (loss) income from continuing operations attributable to Comverse Technology, Inc.-basic	$(55,242)	$(45,382)	$3,004
Adjustment for subsidiary stock options	(229)	(254)	(176)
Net (loss) income from continuing operations attributable to Comverse Technology, Inc.-diluted	$(55,471)	$(45,636)	$2,828
Net loss from discontinued operations, attributable to Comverse Technology, Inc.-basic and diluted	$(3,484)	$(87,724)	$(270,408)
Denominator:
Basic weighted average common shares outstanding	208,302	205,163	204,513
Convertible debt obligations	—	—	117
Stock options	—	—	256
Restricted awards	—	—	355
Diluted weighted average common shares outstanding	208,302	205,163	205,241
(Loss) earning per share
Basic
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc.	$(0.27)	$(0.22)	$0.01
Loss per share from discontinued operations attributable to Comverse Technology, Inc.	(0.01)	(0.43)	(1.32)
Basic loss per share	$(0.28)	$(0.65)	$(1.31)
Diluted
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc.	$(0.27)	$(0.22)	$0.01
Loss per share from discontinued operations attributable to Comverse Technology, Inc.	(0.01)	(0.43)	(1.32)
Diluted loss per share	$(0.28)	$(0.65)	$(1.31)

Other Income (Expense), Net (Tables)	12 Months Ended
Jan. 31, 2012
Other Income and Expenses [Abstract]
Schedule of Other Nonoperating Income (Expense)
Other income (expense), net, for the fiscal years ended January 31, 2012, 2011 and 2010 is comprised of the following:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Realized gains on investments, net	$24,414	$23,810	$10,775
Impairment of auction rate securities	—	(407)	(6,914)
Foreign currency transaction losses, net	1,382	857	(1,898)
Realized and unrealized losses on derivatives, net	(896)	(2,761)	(1,118)
Realized and unrealized losses on interest rate swap, net	—	(3,102)	(13,591)
Impairment of UBS put	—	(6,696)	(6,889)
Proceeds from settlement of CTI claims	4,750	—	—
Impairment of investment	—	(2,110)	(242)
Dividend income	94	158	1,635
Other, net	(513)	(113)	(5,200)
	$29,231	$9,636	$(23,442)

Income Taxes (Tables)	12 Months Ended
Jan. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Income before Income Tax, Domestic and Foreign
The components of United States and foreign income (loss) from continuing operations before income taxes are as follows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
United States	$(97,246)	$(48,954)	$(107,109)
Foreign	86,429	24,779	71,347
Loss before income taxes	$(10,817)	$(24,175)	$(35,762)

Schedule of Components of Income Tax Expense (Benefit)
The provision (benefit) for income taxes from continuing operations consists of the following:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
Current income tax (benefit) provision:
U.S. Federal	$(30,056)	$(46,164)	$(1,087)
U.S. State	1,751	(75)	524
Foreign	14,635	9,868	7,590
Total current income tax (benefit) provision	$(13,670)	$(36,371)	$7,027
Deferred income tax provision (benefit):
U.S. Federal, net of federal benefit of state	$36,911	$41,970	$(52,728)
U.S. State	781	20	363
Foreign	(4,730)	(1,536)	(1,597)
Total deferred income tax provision (benefit)	$32,962	$40,454	$(53,962)
Total income tax provision (benefit)	$19,292	$4,083	$(46,935)

Schedule of Effective Income Tax Rate Reconciliation

	Fiscal Years Ended January 31,
	2012	2011	2010
	(in thousands)
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Income tax provision (benefit) at the U.S. statutory rate	$(3,786)	$(8,461)	$(12,517)
Valuation allowance	14,905	5,383	(14,896)
Foreign rate differential	(9,436)	(2,204)	(16,865)
U.S. tax effects of foreign operations	8,262	13,774	4,750
Tax contingencies	1,487	(5,332)	849
Stock based and other compensation	841	3,091	4,760
Non-deductible expenses	468	1,762	(706)
Foreign exchange	(5)	—	(1,702)
Change in tax laws	(486)	(516)	1,227
Basis difference in investment in affiliates	10,079	13,564	—
State tax provision	4,126	5,160	451
Tax credits	(1,474)	(1,880)	—
Return to provision and other adjustments	1,360	—	—
Gain on sale of subsidiary stock	—	1,276	—
Tax Incentive	(8,846)	(2,114)	—
Discontinued operations/APIC/OCI allocation	—	(20,299)	(12,740)
Transaction cost	2,025	—	—
Other, net	(228)	879	454
Total income tax provision (benefit)	$19,292	$4,083	$(46,935)
Effective Income Tax Rate	(178.3)%	(16.9)%	131.2%

Schedule of Deferred Tax Assets and Liabilities
Significant components of the Company’s deferred tax assets and deferred tax liabilities from continuing operations are as follows:

	Fiscal Years Ended January 31,
	2012	2011
	(in thousands)
Deferred tax assets:
Deferred revenue	22,611	24,954
Loss carryforwards	108,043	98,395
Stock-based and other compensation	17,380	21,587
Tax credits - net of foreign withholding taxes	7,815	6,566
Other	20,909	29,933
Total deferred tax assets	$176,758	$181,435
Deferred tax liabilities:
Investment in affiliate	$(23,782)	$(14,936)
Goodwill and other intangible assets	(53,118)	(50,865)
Other	(4,746)	(7,064)
Total deferred tax liabilities	$(81,646)	$(72,865)
Valuation allowance	(109,995)	(105,960)
Net deferred income tax (liability) asset	$(14,883)	$2,610
Recognized as:
Current deferred income tax assets	$13,447	$14,760
Noncurrent deferred income tax assets	9,467	6,700
Current deferred income tax liabilities	(1,056)	(379)
Noncurrent deferred income tax liabilities	(36,741)	(18,471)
Total	$(14,883)	$2,610

Summary of Operating Loss Carryforwards
The Company’s gross NOLs for tax return purposes from continuing operations are as follows:

	Fiscal Years Ended January 31,
	2012	2011
	(In thousands)
U.S. Federal NOLs	$584,367	$344,094
U.S. State NOLs	205,967	179,805
Foreign NOLs	39,680	28,300
Total	$830,014	$552,199

Summary of Income Tax Contingencies
The following table reconciles the amounts recorded for unrecognized tax benefits from continuing operations for the fiscal years ended January 31, 2012 and 2011:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Gross unrecognized tax benefits as of February 1	$108,586	$115,813	$114,197
Increases related to tax positions taken in prior years	28,699	2,316	—
Decreases related to tax positions taken in prior years	(2,287)	(16,851)	(3,922)
Increases related to tax positions in current year	6,695	8,351	5,778
Decreases related to tax positions in current year	—	—	—
Decreases due to settlements with taxing authorities	—	—	(508)
Reductions resulting from lapse in statute of limitations	(3,013)	(1,140)	(1,277)
Increases (decreases) related to foreign currency exchange rate fluctuations	(71)	97	1,545
Gross unrecognized tax benefits as of January 31	$138,609	$108,586	$115,813

Summary of Valuation Allowance
The Company’s activity in the valuation allowance from continuing operations is as follows:

	Fiscal Years Ended January 31,
	2012	2011
	(in thousands)
Valuation allowance, beginning of the year	$105,960	$128,346
Additional paid-in capital	(477)	(5,771)
Provision for income taxes	14,905	5,383
Tax Contingencies	1,710	(1,099)
Reductions resulting from discontinued operations/APIC	(13,276)	(20,865)
Cumulative translation adjustment and other	1,173	(34)
Valuation allowance, end of the year	$109,995	$105,960

Business Segment Information (Tables)	12 Months Ended
Jan. 31, 2012
Segment Reporting [Abstract]
Schedule of Segment Reporting Information, by Segment [Table Text Block]
The tables below present information about total revenue, total costs and expenses, income (loss) from operations, interest expense, depreciation and amortization, other non-cash items, and segment performance for the fiscal years ended January 31, 2012, 2011 and 2010:

	Verint	All Other	Consolidation
	(In thousands)
Fiscal Year Ended January 31, 2012:
Total revenue	$782,648	$—	$782,648
Total costs and expenses	$696,170	$88,430	$784,600
Income (loss) from operations	$86,478	$(88,430)	$(1,952)
Computation of segment performance:
Total revenue	$782,648	$—
Segment revenue adjustment	13,599	—
Segment revenue	$796,247	$—
Total costs and expenses	$696,170	$88,430
Segment expense adjustments:
Stock-based compensation expense	27,910	5,040
Amortization of acquisition-related intangibles	35,302	—
Compliance-related professional fees	1,012	25,285
Strategic evaluation related costs	—	11,144
Litigation settlements and related costs	—	4,968
Acquisition-related charges	9,061	—
Other	3,190	17
Segment expense adjustments	76,475	46,454
Segment expenses	619,695	41,976
Segment performance	$176,552	$(41,976)

Interest expense	$(32,358)	$(21)	$(32,379)
Depreciation and amortization	$(53,040)	$(260)	$(53,300)
Other non-cash items (1)	$(270)	$—	$(270)

(1)	Other non-cash items consist of write-downs of property and equipment and capitalized software.

	Verint	All Other	Consolidated
	(In thousands)
Fiscal Year Ended January 31, 2011:
Total revenue	$726,799	$—	$726,799
Total costs and expenses	$653,694	$79,379	$733,073
Income (loss) from operations	$73,105	$(79,379)	$(6,274)
Computation of segment performance:
Total revenue	$726,799	$—
Segment revenue adjustment	—	—
Segment revenue	$726,799	$—
Total costs and expenses	$653,694	$79,379
Segment expense adjustments:
Stock-based compensation expense	46,819	6,796
Amortization of acquisition-related intangibles	30,554	—
Compliance-related professional fees	28,913	50,668
Compliance-related compensation and other expenses	—	45
Strategic evaluation related costs	—	3,065
Litigation settlements and related costs	—	(17,060)
Acquisition-related charges	1,690	—
Other	3,505	—
Segment expense adjustments	111,481	43,514
Segment expenses	542,213	35,865
Segment performance	$184,586	$(35,865)

Interest expense	$(29,896)	$(17)	$(29,913)
Depreciation and amortization	$(48,951)	$(254)	$(49,205)
Other non-cash items (1)	$(334)	$—	$(334)

(1)	Other non-cash items consist of write-downs of property and equipment.

	Verint	All Other	Consolidated
	(In thousands)
Fiscal Year Ended January 31, 2010:
Total revenue	$703,633	$60	$703,693
Total costs and expenses	$637,954	$56,894	$694,848
Income (loss) from operations	$65,679	$(56,834)	$8,845
Computation of segment performance:
Total revenue	$703,633	$60
Segment revenue adjustment	—	—
Segment revenue	$703,633	$60
Total costs and expenses	$637,954	$56,894
Segment expense adjustments:
Stock-based compensation expense	44,237	7,398
Amortization of acquisition-related intangibles	30,289	—
Compliance-related professional fees	54,472	12,704
Compliance-related compensation and other expenses	—	3,157
Strategic evaluation related costs	—	236
Litigation settlements and related costs	—	2,771
Acquisition-related charges	762	—
Restructuring and integration charges	141	—
Other	39	1,759
Segment expense adjustments	129,940	28,025
Segment expenses	508,014	28,869
Segment performance	$195,619	$(28,809)

Interest expense	$(24,964)	$(103)	$(25,067)
Depreciation and amortization	$(49,290)	$(151)	$(49,441)
Other non-cash items (1)	$(159)	$(491)	$(650)

(1)	Other non-cash items consist of write-downs and impairments of intangible assets and property and equipment.

Schedule of Total Assets by Segment [Table Text Block]	As of January 31, 2012, 2011 and 2010, total assets of Verint were as follows:

	January 31,
	2012	2011	2010
	(In thousands)
Verint	$1,564,923	$1,441,424	$1,461,818

Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area
Revenue by geographic region and revenue by geographic region as a percentage of total revenue, for the fiscal years ended January 31, 2012, 2011 and 2010 was as follows:

	Fiscal Years Ended January 31,
	2012		2011		2010
	(Dollars in thousands)
United States	$342,479	44%	$292,604	40%	$328,420	47%
United Kingdom	83,787	11%	102,389	14%	65,793	9%
Other foreign (1)	356,382	45%	331,806	46%	309,480	44%
Total	$782,648	100%	$726,799	100%	$703,693	100%
(1) Other foreign consists of numerous countries, none of which represents more than 5% of total revenue in any fiscal year presented.

Schedule of Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries by Country
Property and equipment, net, by country of domicile consists of the following as of January 31, 2012 and 2011:

	January 31,
	2012	2011
	(In thousands)
United States	$12,970	$11,137
Israel	10,150	8,226
Germany	2,309	2,474
UK	2,024	796
Canada	694	371
Other	1,706	1,992
	$29,853	$24,996

Supplemental Cash Flow Information (Tables)	12 Months Ended
Jan. 31, 2012
Supplemental Cash Flow Information [Abstract]
Schedule of Cash Flow, Supplemental Disclosures
The following represents non-cash activities and supplemental information to the consolidated statements of cash flows:

	Fiscal Years Ended January 31,
	2012	2011	2010
	(In thousands)
Non-cash operating items:
Net loss of discontinued operations	$910	$91,028	$270,794
Depreciation and amortization	53,300	49,205	49,441
Impairment of auction rate securities	—	407	6,914
Impairment of UBS put	—	6,696	6,889
Loss on extinguishment of debt	8,136	—	—
Provision for doubtful accounts	1,055	1,863	845
Stock-based compensation expense	26,821	35,539	38,575
Excess tax benefits from stock award plans	(847)	(815)	—
Operating asset write-downs	270	334	650
Deferred income taxes	32,962	40,454	(53,962)
Net realized gains on sale of investments	(24,414)	(23,810)	(10,760)
Equity in losses of unconsolidated affiliates, net of tax	(64)	20	6
Provision for inventory reserves	658	2,304	2,509
Losses on derivative financial instruments	896	5,863	14,709
Other non-cash items, net	(1,772)	(821)	1,328
Net non-cash operating items—continuing operations	$97,911	$208,267	$327,938
Non-cash investing transactions—continuing operations:
Accrued but unpaid purchases of property and equipment	$832	$1,047	$642
Inventory transfers to property and equipment	$637	$874	$621
Liabilities for contingent consideration in business combinations	$42,404	$3,424	$—
Stock options exercised, proceeds received subsequent to period end	$383	$65	$—
Purchases under supplier financing arrangements	$1,090	$1,859	$—
Cash paid during the year for interest—continuing operations	$29,227	$21,053	$24,705
Cash paid during the year for income taxes—continuing operations	$17,003	$8,578	$11,841

Quarterly Information (Unaudited) (Tables)	12 Months Ended
Jan. 31, 2012
Selected Quarterly Financial Information [Abstract]
Schedule of Quarterly Financial Information
The following table shows selected results of operations for each of the quarters during the fiscal years ended January 31, 2012 and 2011:

	Fiscal Quarters Ended
	April 30, 2011	July 31, 2011	October 31, 2011	January 31, 2012
	(In thousands, except per share data)
	(UNAUDITED)
Revenue	$176,332	$194,959	$199,364	$211,993
(Loss) income from operations	(1,228)	(3,154)	(819)	3,250
Net (loss) income attributable to Comverse Technology, Inc.
Net (loss) income from continuing operations	(29,432)	(15,417)	(11,083)	690
(Loss) income from discontinued operations, net of tax	(29,763)	(24,280)	46,773	3,786
Net (loss) income attributable to Comverse Technology, Inc.	$(59,195)	$(39,697)	$35,690	$4,476
Net (loss) income from continuing operations attributable to Comverse Technology, Inc.:
Basic	$(29,432)	$(15,417)	$(11,083)	$690
Diluted	(29,434)	(15,485)	(11,121)	564
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc.'s shareholders:
Basic	(0.14)	(0.07)	(0.05)	—
Diluted	(0.14)	(0.07)	(0.05)	—
Net (loss) income from discontinued operations attributable to Comverse Technology, Inc.:
Basic	(29,763)	(24,280)	46,773	3,786
Diluted	(29,763)	(24,280)	46,773	3,786
(Loss) earnings per share from discontinued operations attributable to Comverse Technology, Inc.'s shareholders:
Basic	(0.15)	(0.12)	0.22	0.02
Diluted	(0.15)	(0.12)	0.22	0.02
(Loss) earnings per share attributable to Comverse Technology, Inc.’s shareholders:
Basic	$(0.29)	$(0.19)	$0.17	$0.02
Diluted	$(0.29)	$(0.19)	$0.17	$0.02

	Fiscal Quarters Ended
	April 30, 2010	July 31, 2010	October 31, 2010	January 31, 2011
	(In thousands, except per share data)
	(UNAUDITED)
Revenue	$172,613	$180,676	$186,641	$186,869
(Loss) income from operations	(33,593)	(3,785)	26,852	4,252
Net (loss) income attributable to Comverse Technology, Inc.
Net (loss) income from continuing operations	(30,808)	(9,594)	4,936	(9,916)
(Loss) income from discontinued operations, net of tax	(51,067)	(14,579)	(46,639)	24,561
Net (loss) income attributable to Comverse Technology, Inc.	$(81,875)	$(24,173)	$(41,703)	$14,645
Net (loss) income from continuing operations attributable to Comverse Technology, Inc.:
Basic	$(30,808)	$(9,594)	$4,936	$(9,916)
Diluted	(30,808)	(9,653)	2,909	(10,149)
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc.’s shareholders:
Basic	(0.15)	(0.05)	0.02	(0.05)
Diluted	(0.15)	(0.05)	0.01	(0.05)
Net (loss) income from discontinued operations attributable to Comverse Technology, Inc.:
Basic	(51,067)	(14,579)	(46,639)	24,561
Diluted	(51,067)	(14,579)	(46,639)	24,561
(Loss) earnings per share from discontinued operations attributable to Comverse Technology, Inc.’s shareholders:
Basic	(0.25)	(0.07)	(0.22)	0.12
Diluted	(0.25)	(0.07)	(0.22)	0.12
(Loss) earnings per share attributable to Comverse Technology, Inc.’s shareholders:
Basic	$(0.40)	$(0.12)	$(0.20)	$0.07
Diluted	$(0.40)	$(0.12)	$(0.21)	$0.07

Organization, Business and Summary of Significant Accounting Policies (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended		12 Months Ended																12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2012 Minimum [Member]	Jan. 31, 2012 Maximum [Member]	Jan. 31, 2012 Maximum [Member] Computer Software, Intangible Asset [Member]	Jan. 31, 2012 Maximum [Member] Computer Software Intangible Asset Developed For Sale [Member]	Jan. 31, 2012 Fixtures and equipment [Member]	Jan. 31, 2012 Software and Software Development Costs [Member]	Jan. 31, 2012 Building [Member]	Jan. 31, 2012 Leasehold Improvements [Member]	Jan. 31, 2012 Revenues [Member]	Jan. 31, 2011 Revenues [Member]	Jan. 31, 2010 Revenues [Member]	Jan. 31, 2012 Accounts Receivable [Member]	Jan. 31, 2011 Accounts Receivable [Member]	Jan. 31, 2012 Verint [Member]	Jan. 31, 2011 Verint [Member]	Jan. 31, 2012 Starhome [Member]	Jan. 31, 2012 Common Stock [Member]	Jan. 31, 2011 Common Stock [Member]	Jan. 31, 2010 Common Stock [Member]	Oct. 31, 2012 Subsequent Event [Member]	Jan. 31, 2012 Subsequent Event [Member]
Minimum number of wireless and wireline network communication service provider customers	450
Minimum number of countries in which entity operates	125
Total numbers of largest wireless network operators	100
Distribution percentage of common shares to CTI's shareholders in spin-off																						100.00%	100.00%
Equity method investment, ownership percentage																41.80%		66.50%
Voting power																52.70%
Subsidiaries percentage of equity interest in consolidated variable interest entity																50.00%
Noncontrolling interest percentages	33.50%															58.20%	56.10%
Minimum useful life of property, plant and equipment							3	3	25	1
Maximum useful life of property, plant and equipment							10	4	30	20
Customer concentration risk percentage											10.00%	10.00%	10.00%	10.00%	10.00%
Additional revenue recognized under new guidance	$ 40.9
Estimated Product Life			5 years	8 years
Deferred revenue recognized under new guidance	$ 19.3	$ 8.2
Maximum useful life of finite-lived intangible assets					4	7
Tax rate for various jurisdictions	0.00%
Sufficient cash available	Next 12 Months
Repurchase of common stock																			667,971	248,982	47,901

Investments (Narrative) (Details) (USD $)	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010	Jan. 31, 2009	Nov. 30, 2008
Investment [Line Items]
Gains on sales of auction rate securities	$ 24,414,000	$ 23,810,000	$ 10,760,000
Other-than-temporary impairment charges	0	407,000	6,914,000
Carrying amount of auction rate securities	272,000	72,441,000
Unrealized gains (losses) from short-term investments	0	0
Proceeds from sales and maturities of investments	75,475,000	57,256,000	26,370,000
Commercial Paper And Money Market Funds [Member]
Investment [Line Items]
Commercial paper and money market funds	208,000,000	186,400,000
Auction Rate Securities [Member]
Investment [Line Items]
Aggregate principal amount of sold auction rate securities	86,900,000	112,200,000
Gains on sales of auction rate securities	24,400,000	23,800,000
Other-than-temporary impairment charges	0	407,000	6,914,000
Carrying amount of auction rate securities	300,000	72,400,000
Principal amounts of auction rate securities	7,500,000	94,400,000
UBS Put [Member]
Investment [Line Items]
Other-than-temporary impairment charges	0	6,696,000	6,889,000
Aggregate principal amount of auction rate securities held with UBS					51,600,000
Aggregate principal amount of auction rate securities purchased		42,600,000	9,000,000
Fair value of UBS put		0		13,600,000
Parent Company [Member]
Investment [Line Items]
Restricted cash	0
Other-than-temporary impairment charges	0	407,000	6,914,000
Proceeds from sales and maturities of investments	74,950,000	57,218,000	26,370,000
Parent Company [Member] | Auction Rate Securities [Member]
Investment [Line Items]
Restricted cash		$ 33,400,000
Minimum [Member] | Auction Rate Securities [Member]
Investment [Line Items]
Maturity of auction rate securities	5 years

Investments (Summary Of Available-For-Sale Securities) (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale securities, Cost	$ 7,500	$ 94,400
Available-for-sale securities, Gross Unrealized Gains	34	21,663
Available-for-sale securities, Gross Unrealized Losses	0	0
Available-for-sale securities, Cumulative Impairment Charges	(7,262)	(43,622)
Available-for-sale securities, Estimated Fair Value	272	72,441
Auction Rate Securities - Student Loans [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale securities, Cost		71,900
Available-for-sale securities, Gross Unrealized Gains		16,044
Available-for-sale securities, Gross Unrealized Losses		0
Available-for-sale securities, Cumulative Impairment Charges		(24,181)
Available-for-sale securities, Estimated Fair Value		63,763
Auction Rate Securities - Corporate Issuers [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale securities, Cost	7,500	22,500
Available-for-sale securities, Gross Unrealized Gains	34	5,619
Available-for-sale securities, Gross Unrealized Losses	0	0
Available-for-sale securities, Cumulative Impairment Charges	(7,262)	(19,441)
Available-for-sale securities, Estimated Fair Value	$ 272	$ 8,678

Investments (Gross Realized Gains And Losses On Investments) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Investments, Debt and Equity Securities [Abstract]
Gross Realized Gains	$ 24,414	$ 23,810	$ 10,760
Gross Realized Losses	$ 0	$ 0	$ 0

Investments (Components Of Other Comprehensive Income Related To Available-For-Sale Securities) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Other Comprehensive Income Related to Available-For-Sale Securities [Roll Forward]
Accumulated OCI related to available-for-sale securities, beginning of year	$ 13,240	$ 21,032	$ 10,302
Unrealized gains on available-for-sale securities	(305)	6,950	20,048
Reclassification adjustment for (gains) losses included in net loss	(21,329)	(15,483)	(3,582)
Changes in accumulated OCI on available-for-sale securities, before tax	(21,634)	(8,533)	16,466
Other comprehensive income (loss) attributable to noncontrolling interest	3	26	53
Deferred income tax benefit (provision)	0	715	(5,789)
Changes in accumulated OCI on available-for-sale securities, net of tax	(21,631)	(7,792)	10,730
Accumulated OCI related to available-for-sale securities, end of year	$ (8,391)	$ 13,240	$ 21,032

Inventories (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
Inventory Disclosure [Abstract]
Finished goods	$ 4,959	$ 7,112
Work in process	5,777	5,112
Raw materials	3,678	4,763
Total	$ 14,414	$ 16,987

Property and Equipment, Net (Details) (USD $)	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	$ 92,972,000	$ 84,544,000
Less accumulated depreciation and amortization	(66,860,000)	(63,409,000)
Property, Plant and Equipment, Net (excluding Land)	26,112,000	21,135,000
Total	29,853,000	24,996,000
Property Plant and Equipment Income Statement Disclosures [Abstract]
Depreciation and amortization expense	11,100,000	11,600,000	12,500,000
Disposed of property and equipment	100,000	300,000	600,000
Land [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	3,741,000	3,861,000
Equipment [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	49,907,000	46,572,000
Software [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	27,702,000	24,055,000
Building [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	2,204,000	2,204,000
Leasehold Improvements [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	$ 13,159,000	$ 11,713,000

Business Combinations (Narrative) (Details) (USD $)	12 Months Ended				12 Months Ended		12 Months Ended					12 Months Ended						12 Months Ended										12 Months Ended		0 Months Ended	3 Months Ended				0 Months Ended	3 Months Ended	12 Months Ended	0 Months Ended		3 Months Ended		3 Months Ended		12 Months Ended		12 Months Ended		3 Months Ended				12 Months Ended
	Jan. 31, 2012 Y	Jan. 31, 2011 Y	Jan. 31, 2010	Aug. 02, 2011	Jan. 31, 2012 Vovici Acquisition [Member] Y	Aug. 04, 2011 Vovici Acquisition [Member]	Jan. 31, 2012 Vovici Acquisition [Member] Customer Relationships [Member] Y	Jan. 31, 2012 Vovici Acquisition [Member] Trade Names [Member] Y	Jan. 31, 2012 Vovici Acquisition [Member] Acquired Technology [Member] Y	Jan. 31, 2012 Global Management Technologies Acquisition [Member] Y	Oct. 07, 2011 Global Management Technologies Acquisition [Member]	Jan. 31, 2012 Global Management Technologies Acquisition [Member] Customer Relationships [Member] Y	Jan. 31, 2012 Global Management Technologies Acquisition [Member] Trade Names [Member] Y	Jan. 31, 2012 Global Management Technologies Acquisition [Member] Acquired Technology [Member] Y	Jan. 31, 2012 Other Business Combinations [Member]	Jan. 31, 2012 Other Business Combinations [Member] Accounts Payable [Member]	Jan. 31, 2012 Other Business Combinations [Member] Other Long-Term Liabilities [Member]	Jan. 31, 2012 Other Acquisitions [Member] Y	Jan. 31, 2012 Other Acquisitions [Member] Customer Relationships [Member] Maximum [Member] Y	Jan. 31, 2012 Other Acquisitions [Member] Customer Relationships [Member] Minimum [Member] Y	Jan. 31, 2012 Other Acquisitions [Member] Trade Names [Member] Maximum [Member] Y	Jan. 31, 2012 Other Acquisitions [Member] Trade Names [Member] Minimum [Member] Y	Jan. 31, 2012 Other Acquisitions [Member] Acquired Technology [Member] Y	Jan. 31, 2012 Other Acquisitions [Member] Trademarks [Member] Y	Jan. 31, 2012 Other Acquisitions [Member] Other Identifiable Intangible Assets [Member] Maximum [Member] Y	Jan. 31, 2012 Other Acquisitions [Member] Other Identifiable Intangible Assets [Member] Minimum [Member] Y	Jan. 31, 2011 Iontas Acquisition [Member]	Jan. 31, 2012 Iontas Acquisition [Member] Developed Technology Rights [Member] Y	Jan. 31, 2012 Iontas Acquisition [Member] Noncompete Agreements [Member] Y	Aug. 04, 2011 Verint [Member]	Jan. 31, 2012 Verint [Member]	Aug. 02, 2011 Verint [Member]	Jan. 31, 2012 Verint [Member] Accounts Payable [Member]	Jan. 31, 2012 Verint [Member] Other Long-Term Liabilities [Member]	Aug. 04, 2011 Verint [Member] Vovici Acquisition [Member]	Jan. 31, 2012 Verint [Member] Vovici Acquisition [Member]	Jan. 31, 2012 Verint [Member] Vovici Acquisition [Member]	Aug. 04, 2011 Verint [Member] Compensation for pre-acquisition services [Member]	Aug. 04, 2011 Verint [Member] Stock based compensation expense [Member]	Jan. 31, 2012 Verint [Member] Global Management Technologies Acquisition [Member]	Oct. 07, 2011 Verint [Member] Global Management Technologies Acquisition [Member]	Jan. 31, 2012 Verint [Member] Global Management Technologies Acquisition [Member] Developed Technology Rights [Member]	Jan. 31, 2012 Verint [Member] Global Management Technologies Acquisition [Member] Customer Relationships [Member]	Jan. 31, 2012 Verint [Member] Other Business Combinations [Member]	Dec. 31, 2010 Verint [Member] Other Business Combinations [Member] Maximum [Member]	Jan. 31, 2012 Verint [Member] Other Business Combinations [Member] Developed Technology Rights [Member]	Jan. 31, 2012 Verint [Member] Other Business Combinations [Member] Customer Relationships [Member]	Jan. 31, 2012 Verint [Member] Other Acquisitions [Member]	Jan. 31, 2012 Verint [Member] Other Acquisitions [Member] Customer Relationships [Member]	Jan. 31, 2012 Verint [Member] Other Acquisitions [Member] Developed Technology [Member]	Apr. 30, 2011 Verint [Member] Iontas Acquisition [Member]	Jan. 31, 2012 Verint [Member] Iontas Acquisition [Member] Y	Jan. 31, 2011 Verint [Member] Iontas Acquisition [Member]	Feb. 04, 2010 Verint [Member] Iontas Acquisition [Member]	Jan. 31, 2012 All Other [Member] Other Business Combinations [Member]	Jan. 31, 2011 In-Process Research and Development [Member]	Jan. 31, 2012 In-Process Research and Development [Member] Verint [Member] Other Business Combinations [Member]
Business Acquisition [Line Items]
Cash consideration						$ 55,708,000					$ 24,596,000							$ 33,835,000									$ 17,738,000								$ 56,100,000						$ 24,600,000			$ 33,800,000										$ 17,700,000
Liability to repay bank debt				3,300,000																												10,700,000			400,000
Business acquisitons, options issued																																			42,000
Business acquisition, options issued, value assigned																														1,000,000								100,000	900,000
Potential additional contingent payments																																			19,100,000						17,400,000			41,000,000										3,800,000
Estimated fair value of the contingent consideration	(38,646,000)	(3,686,000)				9,900,000				(9,600,000)	12,000,000				(20,100,000)	(6,400,000)	(13,700,000)	20,504,000									3,224,000				(7,200,000)		(2,000,000)	(5,200,000)																		(1,700,000)		(3,200,000)	(20,500,000)
Indefinite-Lived Intangible Assets (Excluding Goodwill)																																																								0	2,500,000
Recorded benefit from change in fair value of contingent consideration										2,400,000
Expenses recorded reflecting impact of revised assessments of probability of payment																																					2,700,000
Estimated profit margin					15.00%					20.00%
Carrying value of acquiree deferred revenue					5,300,000					4,300,000
Fair value of support obligations assumed					2,300,000					1,200,000
Service revenue					5,000,000
Selling, general and administrative (expenses) benefit	400,358,000	415,704,000	370,975,000												(400,000)
Aggregate consideration payable for acquisitions						66,103,000					36,596,000							55,155,000									21,743,000																	55,100,000	15,000,000									21,700,000
Transaction and related costs to acquisitions					3,400,000					1,600,000					5,000,000																																					1,300,000
Estimated useful lives (in years)							10	5	6			10	3	5					4	7	5	4	6	10	4	3		6	3
Weighted-average estimated useful life of acquired finite-lived identifiable intangible assets (in years)	7.5	5.9			8.1					7.2								6.8																																		5.9
Goodwill, purchase price allocation adjustment related to intangible assets																																								1,100,000				3,100,000				(400,000)
Goodwill, purchase price allocation adjustment related to income tax assets and liabilities																																				4,000,000				400,000								3,100,000
Goodwill, purchase price allocation adjustments, total																																												100,000				1,500,000
Fair value, purchase price allocation adjustments related to intangible assets																																										(100,000)	(1,000,000)			300,000	400,000		200,000	200,000
Estimated completion time for In-process research and development (in years)	2
Goodwill						41,502,000					23,141,000				33,500,000			30,537,000									12,776,000																									12,800,000
Goodwill being assessed for tax deductibility															21,400,000
Goodwill not deductible for tax purposes															12,100,000
Current liabilities																															4,300,000	5,500,000
Noncurrent liabilities																															4,700,000	5,200,000
Liabilities assumed, value adjustment																															800,000					1,100,000	200,000
Assets acquired, value adjustment																																				1,000,000
Goodwill, purchase price allocation adjustment related to changes in liabilities and assets																																				100,000
Prepayments for product licenses and support services																																																				1,500,000
Partial offset of trade accounts payable																																																				700,000
Payment of contingent consideration																																																			2,000,000
Developed technology assets acquired																																																				6,900,000
Non-competition arragements assets acquired																																																				300,000
Tangible assets acquired																																																				1,700,000
Changes in fair value of contingent consideration recorded within selling, general and administrative expenses	42,404,000	3,424,000	0																																									1,900,000				500,000				200,000	300,000
Goodwill, purchase price allocation adjustments related to changes in contingent consideration																																																500,000
Goodwill, purchase price allocation adjustments related to changes in performance obligations																																																(1,700,000)
Goodwill, purchase price allocation adjustments related to deferred tax liabilities																																												3,800,000
Goodwill, purchase price allocation adjustments related to intangible assets																																												(2,900,000)
Goodwill, purchase price allocation adjustments related to accumulated amortization for intangible assets																																												600,000
Goodwill, purchase price allocation adjustments related to accounts payable and accrued expenses																																												200,000
Goodwill, purchase price allocation adjustments related to long-term deferred income tax liabilities																																												3,100,000
Goodwill, purchase price allocation adjustments related to long-term deferred tax assets																																												$ 200,000

Business Combinations (Schedule Of Components And The Allocations Of The Purchase Prices) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended									12 Months Ended								12 Months Ended															12 Months Ended
	Jan. 31, 2012 Y	Jan. 31, 2011 Y	Jan. 31, 2012 Vovici Acquisition [Member] Y	Aug. 04, 2011 Vovici Acquisition [Member]		Aug. 04, 2011 Vovici Acquisition [Member] Developed Technology [Member]	Aug. 04, 2011 Vovici Acquisition [Member] Customer Relationships [Member]	Aug. 04, 2011 Vovici Acquisition [Member] Trademarks And Trade Names [Member]	Aug. 04, 2011 Vovici Acquisition [Member] Other Identifiable Intangible Assets [Member]	Jan. 31, 2012 Global Management Technologies Acquisition [Member] Y	Oct. 07, 2011 Global Management Technologies Acquisition [Member]		Oct. 07, 2011 Global Management Technologies Acquisition [Member] Developed Technology [Member]	Oct. 07, 2011 Global Management Technologies Acquisition [Member] Customer Relationships [Member]	Oct. 07, 2011 Global Management Technologies Acquisition [Member] Trademarks And Trade Names [Member]	Oct. 07, 2011 Global Management Technologies Acquisition [Member] Other Identifiable Intangible Assets [Member]	Jan. 31, 2012 Series of Individually Immaterial Business Acquisitions [Member]	Jan. 31, 2012 Other Acquisitions [Member] Y	Jan. 31, 2012 Other Acquisitions [Member] Developed Technology [Member]	Jan. 31, 2012 Other Acquisitions [Member] Customer Relationships [Member]	Jan. 31, 2012 Other Acquisitions [Member] Trademarks And Trade Names [Member]	Jan. 31, 2012 Other Acquisitions [Member] Other Identifiable Intangible Assets [Member]	Jan. 31, 2011 Iontas Acquisition [Member]		Jan. 31, 2011 Iontas Acquisition [Member] Developed Technology [Member]	Jan. 31, 2011 Iontas Acquisition [Member] Customer Relationships [Member]	Jan. 31, 2011 Iontas Acquisition [Member] Trademarks And Trade Names [Member]	Jan. 31, 2011 Iontas Acquisition [Member] Other Identifiable Intangible Assets [Member]	Jan. 31, 2012 Verint Segment [Member]	Aug. 04, 2011 Verint Segment [Member] Vovici Acquisition [Member]	Oct. 07, 2011 Verint Segment [Member] Global Management Technologies Acquisition [Member]	Jan. 31, 2012 Verint Segment [Member] Series of Individually Immaterial Business Acquisitions [Member]	Jan. 31, 2012 Verint Segment [Member] Iontas Acquisition [Member] Y	Feb. 04, 2010 Verint Segment [Member] Iontas Acquisition [Member]
Business Acquisition [Line Items]
Cash and cash equivalents				$ 55,708							$ 24,596							$ 33,835					$ 17,738							$ 56,100	$ 24,600	$ 33,800		$ 17,700
Fair value of contingent consideration	(38,646)	(3,686)		9,900						(9,600)	12,000						(20,100)	20,504					3,224						(7,200)				(1,700)	(3,200)
Fair value of stock options				60							0							0					0
Bank debt, prepaid at closing				435							0							0					0
Other purchase price adjustments				0							0							816					0
Prepaid product licenses and support services				0							0							0					1,493
Trade accounts payable				0							0							0					(712)
Total purchase price				66,103							36,596							55,155					21,743									55,100		21,700
Business Acquisition, Purchase Price Allocation, Current Assets, Cash and Cash Equivalents				179							0							4,614					2,569
Accounts receivable				1,106							512							842					0
Other current assets				5,219							1,717							11,036					286
Other assets				913							483							5,579					89
Current and other liabilities				(2,931)							(1,915)							(15,419)					(211)
Deferred revenue				(2,264)							(1,234)							(944)					0
Bank debt				0							0							(3,330)					0
Deferred income taxes - long-term				(6,021)							(108)							186					(993)
Net tangible assets (liabilities)				(3,799)							(545)							2,564					1,740
Total identifiable intangible assets				28,400	[1]	11,300	15,400	1,700	0		14,000	[1]	7,400	6,200	400	0		22,054 [1]	9,743	7,040	1,350	1,421	7,227	[1]	6,949	0	0	278
In-process research and development assets								0							0						2,500						0
Goodwill				$ 41,502							$ 23,141						$ 33,500	$ 30,537					$ 12,776										$ 12,800
Weighted-average estimated useful life of acquired finite-lived identifiable intangible assets (in years)	7.5	5.9	8.1							7.2								6.8															5.9

[1]	The weighted-average estimated useful life of all finite-lived identifiable intangible assets is 7.5 and 5.9 years for the fiscal year ended January 31, 2012 and 2011, respectively.

Business Combinations (Schedule Of Unaudited Pro Forma Total Revenue And Net Income (Loss) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011
Business Combinations [Abstract]
Total revenue	$ 804,006	$ 746,097
Net income (loss) attributable to Comverse Technology Inc.	$ (56,952)	$ (139,440)

Goodwill (Changes In Carrying Amount Of Goodwill) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012		Jan. 31, 2011		Jan. 31, 2010		Jan. 31, 2012
Goodwill [Roll Forward]
Goodwill, net, at beginning of period							$ 894,155
Goodwill, net, at end of period	894,155		803,971				894,155
Verint [Member]
Goodwill [Roll Forward]
Goodwill, gross at beginning of period	803,971		790,151		774,931		894,155
Accumulated impairment losses at beginning of period	0		0		0		0
Goodwill, net, at beginning of period	803,971		790,151		774,931
Effect of changes in foreign currencies and other	(5,324)		1,044		15,131
Goodwill, Excluding Impairment Losses, Net			803,971
Goodwill, net, at end of period	894,155		803,971		790,151
ViewLinks [Member] | Verint [Member]
Goodwill [Roll Forward]
Business acquisition					89	[1]
Iontas Limited [Member] | Verint [Member]
Goodwill [Roll Forward]
Business acquisition			12,776	[1]
Vovici Acquisition [Member] | Verint [Member]
Goodwill [Roll Forward]
Business acquisition	41,502	[1]
Global Management Technologies Acquisition [Member] | Verint [Member]
Goodwill [Roll Forward]
Business acquisition	23,141	[1]
Other [Member] | Verint [Member]
Goodwill [Roll Forward]
Business acquisition	$ 30,865	[1]

[1]	During the fiscal years ended January 31, 2012, 2011 and 2010, goodwill related to certain acquisitions was adjusted due to earn-out payments or recoveries, tax adjustments and a lease abandonment settlement.

Intangible Assets, Net (Details) (USD $)	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Finite-Lived Intangible Assets [Line Items]
Intangible assets, Gross carrying amount	$ 341,467,000	$ 282,107,000
Intangible Assets, Finite and Indefinite Lives, Gross	343,967,000	282,107,000
Intangible assets, Accumulated amortization	159,737,000	125,036,000
Intangible assets, net	184,230,000	157,071,000
Amortization of intangible assets	35,300,000	30,600,000	30,300,000
Acquired Technology [Member]
Finite-Lived Intangible Assets [Line Items]
Intangible assets, Gross carrying amount	94,027,000	66,794,000
Intangible assets, Accumulated amortization	49,732,000	37,579,000
Intangible assets, Useful Life, Minimum, Years	2
Intangible assets, Useful Life, Maximum, Years	7
Customer Relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Intangible assets, Gross carrying amount	225,554,000	198,106,000
Intangible assets, Accumulated amortization	95,173,000	74,412,000
Intangible assets, Useful Life, Minimum, Years	4
Intangible assets, Useful Life, Maximum, Years	10
Trade Names [Member]
Finite-Lived Intangible Assets [Line Items]
Intangible assets, Gross carrying amount	12,824,000	9,552,000
Intangible assets, Accumulated amortization	9,805,000	9,177,000
Intangible assets, Useful Life, Minimum, Years	3
Intangible assets, Useful Life, Maximum, Years	5
Non-Competition Agreements [Member]
Finite-Lived Intangible Assets [Line Items]
Intangible assets, Gross carrying amount	5,779,000	5,215,000
Intangible assets, Accumulated amortization	3,656,000	2,760,000
Intangible assets, Useful Life, Minimum, Years	3
Intangible assets, Useful Life, Maximum, Years	10
Distribution Network [Member]
Finite-Lived Intangible Assets [Line Items]
Intangible assets, Gross carrying amount	2,440,000	2,440,000
Intangible assets, Accumulated amortization	1,352,000	1,108,000
Intangible assets, Useful Life, Years	10
Backlog [Member]
Finite-Lived Intangible Assets [Line Items]
Intangible assets, Gross carrying amount	843,000	0
Intangible assets, Accumulated amortization	19,000	0
Intangible assets, Useful Life, Years	3
In-Process Research and Development [Member]
Finite-Lived Intangible Assets [Line Items]
Indefinite-Lived Intangible Assets (Excluding Goodwill)		0
Series of Individually Immaterial Business Acquisitions [Member] | In-Process Research and Development [Member] | Verint Segment [Member]
Finite-Lived Intangible Assets [Line Items]
Indefinite-Lived Intangible Assets (Excluding Goodwill)	$ 2,500,000

Intangible Assets, Net Schedule of Future Amortization (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Jan. 31, 2012
Finite-Lived Intangible Assets, Future Amortization Expense [Abstract]
2013	$ 39,577
2014	34,412
2015	30,981
2016	29,643
2017	26,881
2018 and thereafter	20,236
Finite-Lived Intangible Assets, Future Amortization Expense	$ 181,730

Other Assets (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Jan. 31, 2012	Oct. 31, 2011	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Oct. 31, 2010	Jul. 31, 2010	Apr. 30, 2010	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Other Assets, Noncurrent Disclosure [Abstract]
Deposits	$ 5,427				$ 6,175				$ 5,427	$ 6,175
Deferred financing costs, net	14,060				9,725				14,060	9,725
Capitalized computer software, net	5,846				6,787				5,846	6,787	8,530
Long-term tax receivable	472				477				472	477
Long-term indemnification asset	4,689				0				4,689	0
Note receivable from Comverse, Inc.	8,536				7,019				8,536	7,019
Other	5,369				5,537				5,369	5,537
Other Assets	44,399				35,720				44,399	35,720
Capitalized Computer Software, Accumulated Amortization	21,437				17,891				21,437	17,891
Movement in Capitalized Computer Software, Net [Roll Forward]
Capitalized computer software, net, beginning of year				6,787				8,530	6,787	8,530
Software costs capitalized during the year									3,399	2,527
Amortization of software costs									(4,135)	(4,236)
Effect of changes in foreign currencies									(205)	(34)
Capitalized computer software, net, end of year	5,846				6,787				5,846	6,787	8,530
Attributable to Comverse Technology, Inc.	$ 3,786	$ 46,773	$ (24,280)	$ (29,763)	$ 24,561	$ (46,639)	$ (14,579)	$ (51,067)	$ (3,484)	$ (87,724)	$ (270,408)

Accounts Payable and Accrued Expenses (Details) (USD $)	12 Months Ended
	Jan. 31, 2012		Jan. 31, 2011		Jan. 31, 2010
Accounts Payable and Accrued Liabilities [Abstract]
Accrued compensation and benefits	$ 59,219,000		$ 59,622,000
Accounts payable	58,156,000		51,553,000
Accrued legal, audit and professional fees	10,681,000		13,343,000
Accrued taxes-other than income taxes	12,073,000		8,900,000
Accrued commissions	4,954,000		7,511,000
Accrued contingent consideration	10,182,000		2,194,000
Other accrued expenses	33,479,000	[1]	27,733,000	[1]
Accounts Payable and Accrued Liabilities, Current	188,744,000		170,856,000
Deferred compensation arrangement with individual, maximum employee subsciption rate	60.00%
Deferred compensation arrangement with individual, employer, contribution, percentage	50.00%
Deferred compensation arrangement with individual, employer contribution, maximum per employee	2,000
Deferred compensation arrangement with individual, employer contribution	$ 1,500,000		$ 1,400,000		$ 1,300,000

[1]	Includes liabilities related to the Company’s 401(k) Plans.

Debt (Schedule Of Debt) (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
Debt Disclosure [Abstract]
Convertible debt obligations	$ 2,195	$ 2,195
Gross loan	597,000	0
Unamortized debt discount on term loan	(2,685)	0
Other debt	3,064	0
Term loan - prior facility	0	583,234
Total debt	599,574	585,429
Less: current portion	8,423	2,195
Total long-term debt	$ 591,151	$ 583,234

Debt (Narrative) (Details) (USD $)	12 Months Ended				12 Months Ended					12 Months Ended		12 Months Ended												12 Months Ended		12 Months Ended			12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010	Aug. 02, 2011	Jan. 31, 2012 Verint [Member]	Jan. 31, 2011 Verint [Member]	Jan. 31, 2010 Verint [Member]	Aug. 02, 2011 Verint [Member]	Jan. 31, 2012 Verint [Member] Maximum [Member]	Jan. 31, 2012 Prior Facility [Member] Verint [Member]	May 25, 2007 Prior Facility [Member] Verint [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Leverage Ratio Until July 31,2013 [Member] Numerator [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Leverage Ratio Until July 31,2013 [Member] Denominator [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Leverage Ratio Thereafter [Member] Numerator [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Leverage Ratio Thereafter [Member] Denominator [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Eurodollar Loans [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Eurodollar Loans [Member] Corporate Ratings of less than BB- or Ba3 [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Eurodollar Loans [Member] Corporate Ratings of at least BB- or Ba3 or better [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Base Rate Loans [Member] Corporate Ratings of less than BB- or Ba3 [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Base Rate Loans [Member] Corporate Ratings of at least BB- or Ba3 or better [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Base Rate Loans [Member] Federal Funds Effective Rate [Member]	Jan. 31, 2012 New Credit Agreement [Member] Verint [Member] Base Rate Loans [Member] Adjusted LIBO Rate for One-Month Interest Period [Member]	Jan. 31, 2012 Term Loan Facility [Member] Verint [Member]	May 25, 2007 Term Loan Facility [Member] Verint [Member]	Jan. 31, 2012 Revolving Credit Facility [Member] Verint [Member]	Jul. 31, 2010 Revolving Credit Facility [Member] Verint [Member]	May 25, 2007 Revolving Credit Facility [Member] Verint [Member]	Jan. 31, 2012 Convertible Debt Obligations [Member]
Debt [Line Items]
Aggregate principal amount of outstanding Convertible Debt	$ 2,195,000	$ 2,195,000
Principal amount of the convertible debt obligations																													1,000
Conversion price of convertible debt obligations																													$ 17.9744
Conversion rate of convertible debt obligations																													55.6347
Prior facility											675,000,000														650,000,000		75,000,000	25,000,000
Line of credit facility, term																								seven-year		six-year
Secured senior credit facilities												770,000,000
Amount available under the Term Loan Facility																								600,000,000
Amount available under revolving credit facility																								170,000,000
Credit facility maximum increase									300,000,000
Outstanding term loan borrowings repayment																								583,200,000
Loan facility discount rate																								0.50%
Loan facility discount amount																								3,000,000
Proceeds received on issuance of term loan facility net of discount																								597,000,000
Interest rate basis spread																		3.25%	3.00%	2.25%	2.00%
Adjusted variable rate base rate per annum																	1.25%
Variable rate base rate spread																						0.50%	1.00%
Debt issuance costs	15,276,000	4,039,000	152,000			300,000	100,000					14,800,000
Amortization of deferred debt issuance costs							300,000
Deferred costs associated with the credit facility																								10,200,000		4,600,000
Unamortized deferred costs										9,000,000
Loss on extinguishment of debt	8,136,000	0	0							8,100,000
Fees associated with lenders that provided commitments under both the new and the prior revolving credit facilitiesFees associated with lenders that provided commitments under both the new and the prior revolving credit facilities										900,000
Fees incurred to secure waivers												500,000
Fees that were deferred and will be amortized over remaining term of New Credit Agreement												200,000
Fees expensed to secure waivers												300,000
Credit facility interest rate																								4.50%
Credit facility effective interest rate																								4.91%
Interest expense on borrowings					28,100,000	26,200,000	22,600,000
Amortization of deferred debt issuance costs					2,800,000	2,800,000	1,900,000
Percentage of commitment fee under revolving credit facility																										0.50%
Credit facilities principal payments												1,500,000
Premium applicable in the event of repricing transaction												1.00%
Credit facilities leverage ratio													5	1	4.5	1
Development bank and government debt in the Americas region				3,300,000				3,300,000
Annual interest rate					7.00%
Carrying value of the debt					$ 3,100,000

Debt (Schedule Of Company's Debt Maturities) (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012
Debt Disclosure [Abstract]
2013	$ 8,423
2014	6,624
2015	6,735
2016	6,706
2017	6,771
2018 and thereafter	567,000
Total debt	$ 602,259

Derivatives And Financial Instruments (Schedule Of Derivative Positions And Respective Fair Values) (Details) (USD $)	12 Months Ended		0 Months Ended	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jul. 30, 2010 Interest Rate Swap [Member]	Jan. 31, 2011 Interest Rate Swap [Member]	Jan. 31, 2012 Derivatives Designated As Hedging Instruments [Member] Short-Term Foreign Currency Forward [Member]	Jan. 31, 2011 Derivatives Designated As Hedging Instruments [Member] Short-Term Foreign Currency Forward [Member]	Jan. 31, 2012 Derivatives Not Designated As Hedging Instruments [Member] Short-Term Foreign Currency Forward [Member]	Jan. 31, 2011 Derivatives Not Designated As Hedging Instruments [Member] Short-Term Foreign Currency Forward [Member]	Jan. 31, 2012 Prepaid Expenses And Other Current Assets [Member] Derivatives Designated As Hedging Instruments [Member] Short-Term Foreign Currency Forward [Member]	Jan. 31, 2011 Prepaid Expenses And Other Current Assets [Member] Derivatives Designated As Hedging Instruments [Member] Short-Term Foreign Currency Forward [Member]	Jan. 31, 2012 Other Current Liabilities [Member] Derivatives Designated As Hedging Instruments [Member] Short-Term Foreign Currency Forward [Member]	Jan. 31, 2011 Other Current Liabilities [Member] Derivatives Designated As Hedging Instruments [Member] Short-Term Foreign Currency Forward [Member]	Jan. 31, 2012 Other Current Liabilities [Member] Derivatives Not Designated As Hedging Instruments [Member] Short-Term Foreign Currency Forward [Member]
Derivatives, Fair Value [Line Items]
Derivative Maturity, Months	12 months
Payment made for termination of interest rate swap agreement			$ 21,700,000
Derivative, Gain (Loss) on Derivative, Net				3,100,000
Derivative asset, notional amount					62,719,000	4,895,000
Derivative assets, fair value	978,000	88,000							978,000	88,000
Derivative liabilities, notional amount					16,907,000	21,250,000	14,510,000	24,904,000
Derivative liabilities, fair value	$ 530,000	$ 1,886,000						$ 1,490,000			$ 227,000	$ 396,000	$ 303,000

Derivatives And Financial Instruments (Schedule Of Classification Of Gains And Losses On Derivative Instruments) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011		Jan. 31, 2010
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized in Other Comprehensive Income (Loss)	$ 160	$ 714		$ 3,045
Gain (Loss) Reclassified from Accumulated Other Comprehensive Income into Statement of Operations	(373)	925	[1]	3,042	[1]
Gain (Loss) Recognized in Other Income (Expense), Net	(896)	(5,863)		(14,709)
Derivatives Designated As Hedging Instruments [Member] | Foreign Currency Forward [Member]
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized in Other Comprehensive Income (Loss)	160	714		3,045
Gain (Loss) Reclassified from Accumulated Other Comprehensive Income into Statement of Operations	(373)	925	[1]	3,042	[1]
Gain (Loss) Recognized in Other Income (Expense), Net	0	0		0
Derivatives Not Designated As Hedging Instruments [Member] | Interest Rate Swap [Member]
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized in Other Comprehensive Income (Loss)		0		0
Gain (Loss) Reclassified from Accumulated Other Comprehensive Income into Statement of Operations		0	[1]	0	[1]
Gain (Loss) Recognized in Other Income (Expense), Net		(3,102)		(13,591)
Derivatives Not Designated As Hedging Instruments [Member] | Foreign Currency Forward [Member]
Derivatives, Fair Value [Line Items]
Gain (Loss) Recognized in Other Comprehensive Income (Loss)	0	0		0
Gain (Loss) Reclassified from Accumulated Other Comprehensive Income into Statement of Operations	0	0	[1]	0	[1]
Gain (Loss) Recognized in Other Income (Expense), Net	$ (896)	$ (2,761)		$ (1,118)

[1]	Amounts reclassified from accumulated other comprehensive income (loss) into the statement of operations are classified as operating expenses.

Derivatives And Financial Instruments (Schedule Of Other Comprehensive Income ("OCI") Related To Cash Flow Hedges) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Other Comprehensive Income Related to Cash Flow Hedges [Roll Forward]
Accumulated OCI related to cash flow hedges, beginning of year	$ 748	$ 785	$ (3,028)
Unrealized gains on cash flow hedges	2,444	2,412	9,470
Reclassification adjustment for gains included in net loss	(2,016)	(2,677)	(5,655)
Changes in accumulated OCI on cash flow hedges, before tax	428	(265)	3,815
Other comprehensive (income) loss attributable to noncontrolling interest	(514)	169	(2)
Deferred income tax (provision) benefit	(148)	59	0
Changes in accumulated OCI on cash flow hedges, net of tax	(234)	(37)	3,813
Accumulated OCI related to cash flow hedges, end of year	$ 514	$ 748	$ 785

Fair Value Measurements (Narrative) (Details) (USD $)	Jan. 31, 2012	Aug. 02, 2011	Jan. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Development bank and government debt in the Americas region		$ 3,300,000
Convertible debt obligations	2,195,000		2,195,000
Convertible debt fair value	800,000		800,000
Fair Value, Measurements, Nonrecurring [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Term loan	594,315,000		583,234,000
Carrying value of the debt	3,064,000		0
Convertible debt fair value	2,195,000		2,195,000
Fair Value, Measurements, Nonrecurring [Member] | Estimated Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Term loan	597,000,000		586,200,000
Carrying value of the debt	3,064,000		0
Convertible debt fair value	769,000		801,000
Verint [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Development bank and government debt in the Americas region		3,300,000
Verint [Member] | Term Loan Facility [Member] | Fair Value, Measurements, Nonrecurring [Member] | Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Term loan	594,300,000		583,200,000
Verint [Member] | Term Loan Facility [Member] | Fair Value, Measurements, Nonrecurring [Member] | Estimated Fair Value [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Term loan	597,000,000		586,200,000
Current Assets of Discontinued Operations [Member] | Fair Value, Measurements, Recurring [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Commercial paper	9,400,000		9,400,000
Derivative assets	$ 400,000		$ 900,000

Fair Value Measurements (Schedule Of Financial Instruments) (Details) (USD $)	Jan. 31, 2012		Jan. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	$ 209,200,000		$ 258,943,000
Derivative assets	978,000		88,000
Derivative liabilities	530,000		1,886,000
Contingent consideration liability for business combination	38,646,000		3,686,000
Financial liabilities	39,176,000		5,572,000
Money Market Funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	207,950,000	[1]	186,414,000	[1]
Auction Rate Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	272,000		72,441,000
Commercial Paper And Money Market Funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash and cash equivalents	205,800,000		153,000,000
Restricted cash and bank deposits	2,100,000		33,400,000
Quoted Prices To Active Markets For Identical Instruments (Level 1) [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	207,950,000		186,414,000
Derivative assets	0		0
Derivative liabilities	0		0
Contingent consideration liability for business combination	0		0
Financial liabilities	0		0
Quoted Prices To Active Markets For Identical Instruments (Level 1) [Member] | Money Market Funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	207,950,000	[1]	186,414,000	[1]
Quoted Prices To Active Markets For Identical Instruments (Level 1) [Member] | Auction Rate Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	0		0
Significant Other Observable Inputs (Level 2) [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	978,000		88,000
Derivative assets	978,000		88,000
Derivative liabilities	530,000		1,886,000
Contingent consideration liability for business combination	0		0
Financial liabilities	530,000		1,886,000
Significant Other Observable Inputs (Level 2) [Member] | Money Market Funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	0	[1]	0	[1]
Significant Other Observable Inputs (Level 2) [Member] | Auction Rate Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	0		0
Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	272,000		72,441,000
Derivative assets	0		0
Derivative liabilities	0		0
Contingent consideration liability for business combination	38,646,000		3,686,000
Financial liabilities	38,646,000		3,686,000
Significant Unobservable Inputs (Level 3) [Member] | Money Market Funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	0	[1]	0	[1]
Significant Unobservable Inputs (Level 3) [Member] | Auction Rate Securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets	$ 272,000		$ 72,441,000

[1]	As of January 31, 2012, $205.8 million of money market funds were classified in “Cash and cash equivalents” and $2.1 million were classified in “Restricted cash and bank time deposits” within the consolidated balance sheets. As of January 31, 2011, $153.0 million of money market funds were classified in “Cash and cash equivalents” and $33.4 million of money market funds were classified in “Restricted cash and bank time deposits” within the consolidated balance sheets.

Fair Value Measurements (Schedule Of Changes In The Fair Value Of The Level 3 Financial Assets And Liabilities) (Details) (Significant Unobservable Inputs (Level 3) [Member], USD $)
In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011
Significant Unobservable Inputs (Level 3) [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance, Asset	$ 72,441	$ 114,650
Sales, Asset	(49,150)	(56,320)
Redemptions, Asset	(25,800)	(900)
Change in realized and unrealized gains included in other income (expense), net, Asset	24,412	23,810
Change in unrealized (losses) gains included in other comprehensive income, Asset	(21,631)	(8,392)
Impairment charges, Asset	0	(407)
Ending balance, Asset	272	72,441
Beginning balance, Liability	3,686	0
Contingent consideration liability recorded for business combination, Liability	42,404	3,424
Payments of contingent consideration, Liability	(4,107)	0
Change in fair value recorded in operating expenses, Liability	(3,337)	262
Ending balance, Liability	$ 38,646	$ 3,686

Fair Value Measurements (Schedule of Assets and Liabilities Measured on Nonrecurring Basis) (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Convertible Debt Obligations	$ 800	$ 800
Carrying Amount [Member] | Fair Value, Measurements, Nonrecurring [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Term Loan	594,315	583,234
Other Debt	3,064	0
Convertible Debt Obligations	2,195	2,195
Estimated Fair Value [Member] | Fair Value, Measurements, Nonrecurring [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Term Loan	597,000	586,200
Other Debt	3,064	0
Convertible Debt Obligations	$ 769	$ 801

Leases (Details) (USD $)	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Operating Leased Assets [Line Items]
Operating Leases, Rent Expense, Gross	$ 17,200,000	$ 14,300,000	$ 14,100,000
Operating Leases, Rent Expense, Sublease Rentals	400,000	100,000	100,000
Minimum Lease Commitments [Abstract]
Operating Leases, Future Minimum Payments Due, Current	14,259,000
Operating Leases, Future Minimum Payments, Due in Two Years	10,295,000
Operating Leases, Future Minimum Payments, Due in Three Years	10,747,000
Operating Leases, Future Minimum Payments, Due in Four Years	9,598,000
Operating Leases, Future Minimum Payments, Due in Five Years	6,785,000
Operating Leases, Future Minimum Payments, Due Thereafter	35,738,000
Operating Leases, Future Minimum Payments Due	87,422,000
Operating Leases, Income Statement, Future Sublease Revenue	(2,751,000)
Operating Lease, Future Minimum Payments Due, Net of Sublease	84,671,000
2013 [Member]
Minimum Lease Commitments [Abstract]
Operating Leases, Income Statement, Future Sublease Revenue	(550,000)
Operating Lease, Future Minimum Payments Due, Net of Sublease	13,709,000
2014 [Member]
Minimum Lease Commitments [Abstract]
Operating Leases, Income Statement, Future Sublease Revenue	(545,000)
Operating Lease, Future Minimum Payments Due, Net of Sublease	9,750,000
2015 [Member]
Minimum Lease Commitments [Abstract]
Operating Leases, Income Statement, Future Sublease Revenue	(521,000)
Operating Lease, Future Minimum Payments Due, Net of Sublease	10,226,000
2016 [Member]
Minimum Lease Commitments [Abstract]
Operating Leases, Income Statement, Future Sublease Revenue	(536,000)
Operating Lease, Future Minimum Payments Due, Net of Sublease	9,062,000
2017 [Member]
Minimum Lease Commitments [Abstract]
Operating Leases, Income Statement, Future Sublease Revenue	(553,000)
Operating Lease, Future Minimum Payments Due, Net of Sublease	6,232,000
2018 and Thereafter [Member]
Minimum Lease Commitments [Abstract]
Operating Leases, Income Statement, Future Sublease Revenue	(46,000)
Operating Lease, Future Minimum Payments Due, Net of Sublease	35,692,000
Building [Member] | Verint [Member]
Minimum Lease Commitments [Abstract]
Operating Leases, Future Minimum Payments Due	$ 36,100,000

Other Long-Term Liabilities (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
Other Long-term Debt [Abstract]
Liability for severance pay	$ 3,027	$ 3,279
Tax contingencies	23,693	20,464
Contingent consideration	28,494	1,492
Other long-term liabilities	4,952	7,267
Other Liabilities	$ 60,166	$ 32,502

Research and Development Arrangements Research and Development Arrangement (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Research and Development Expense [Abstract]
Research and development expense	$ 115.7	$ 100.8	$ 86.7
Reimbursable research and development expense	$ 4.7	$ 4.3	$ 2.9

Stock-Based Compensation (Schedule Of Stock-Based Compensation Expense) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012		Jan. 31, 2011		Jan. 31, 2010
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	$ 32,951		$ 53,615		$ 51,635
Allocated share-based compensation expense, including amounts charged to discontinued operations	37,033		57,398		57,665
Stock Options [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	3,256		21,266		20,395
Allocated share-based compensation expense, including amounts charged to discontinued operations	3,934		22,414		24,404
Restricted/Deferred Stock Awards [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	29,695		32,349		31,240
Allocated share-based compensation expense, including amounts charged to discontinued operations	33,099		34,984		33,261
Product Costs [Member] | Stock Options [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	124		745		543
Product Costs [Member] | Restricted/Deferred Stock Awards [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	760		850		759
Service Costs [Member] | Stock Options [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	292		2,543		3,099
Service Costs [Member] | Restricted/Deferred Stock Awards [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	2,132		2,069		1,444
Selling, General And Administrative [Member] | Stock Options [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	464		4,195		4,505
Selling, General And Administrative [Member] | Restricted/Deferred Stock Awards [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	2,596		2,886		3,455
Research And Development [Member] | Stock Options [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	2,376		13,783		12,248
Research And Development [Member] | Restricted/Deferred Stock Awards [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense	24,207		26,544		25,582
CTI [Member] | Stock Options [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense, including amounts charged to discontinued operations	302	[1]	16	[1]	2,610	[1]
CTI [Member] | Restricted/Deferred Stock Awards [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense, including amounts charged to discontinued operations	8,444	[1]	9,402	[1]	9,344	[1]
Verint [Member] | Stock Options [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense, including amounts charged to discontinued operations	3,256	[2]	21,237	[2]	20,320	[2]
Verint [Member] | Restricted/Deferred Stock Awards [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense, including amounts charged to discontinued operations	24,655	[2]	25,582	[2]	23,917	[2]
Starhome [Member] | Stock Options [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated share-based compensation expense, including amounts charged to discontinued operations	$ 376		$ 1,161		$ 1,474

[1]	Stock options to purchase CTI’s common stock, deferred stock unit awards and restricted stock unit awards were awarded to employees and directors of CTI’s subsidiaries, including employees of Verint, Comverse and Starhome. Accordingly, the related stock-based compensation expense has been recognized in the respective subsidiary statements of operations.
[2]	Verint’s stock-based compensation expense consists of stock options to purchase Verint common stock, Verint phantom stock units, Verint stock bonus program and Verint restricted stock awards and restricted stock units.

Stock-Based Compensation (Narrative) (Details) (USD $)	12 Months Ended			1 Months Ended	12 Months Ended					12 Months Ended					12 Months Ended											12 Months Ended								12 Months Ended									12 Months Ended					12 Months Ended				12 Months Ended					1 Months Ended	12 Months Ended					12 Months Ended			12 Months Ended				12 Months Ended			0 Months Ended	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010	Apr. 30, 2006 CTI [Member]	Jan. 31, 2012 CTI [Member]		Jan. 31, 2011 CTI [Member]	Jan. 31, 2010 CTI [Member]	Jan. 31, 2009 CTI [Member]	Jan. 31, 2012 Verint [Member] Y		Jan. 31, 2011 Verint [Member]	Jan. 31, 2010 Verint [Member]	Jan. 31, 2009 Verint [Member]	Jan. 31, 2012 Stock Options [Member]	Jan. 31, 2011 Stock Options [Member]	Jan. 31, 2010 Stock Options [Member]	Jan. 31, 2012 Stock Options [Member] CTI [Member] Y		Jan. 31, 2011 Stock Options [Member] CTI [Member]		Jan. 31, 2010 Stock Options [Member] CTI [Member]		Jan. 31, 2009 Stock Options [Member] CTI [Member]		Jan. 31, 2012 Stock Options [Member] Verint [Member] Y		Jan. 31, 2011 Stock Options [Member] Verint [Member]		Jan. 31, 2010 Stock Options [Member] Verint [Member]		Jan. 31, 2009 Stock Options [Member] Verint [Member]		Jan. 31, 2012 Restricted Stock Units (RSUs) [Member] CTI [Member]	Jan. 31, 2011 Restricted Stock Units (RSUs) [Member] CTI [Member]	Jan. 31, 2010 Restricted Stock Units (RSUs) [Member] CTI [Member]	Jan. 31, 2012 Restricted Stock Units (RSUs) [Member] Verint [Member] Y	Jan. 31, 2012 Phantom Stock Units (RSUs) [Member] Verint [Member]	Jan. 31, 2011 Phantom Stock Units (RSUs) [Member] Verint [Member]	Jan. 31, 2010 Phantom Stock Units (RSUs) [Member] Verint [Member]	Jan. 31, 2009 Phantom Stock Units (RSUs) [Member] Verint [Member]	Jan. 31, 2012 Common Stock [Member] Verint [Member]	Jan. 31, 2010 DSU Awards [Member] CTI [Member]	Jan. 31, 2012 DSU and RSU Awards [Member] CTI [Member]	Jan. 31, 2012 Stock Bonus Program [Member] Verint [Member]	Jan. 31, 2012 1996 Stock Option Plan [Member]	Jan. 31, 2012 1996 Stock Option Plan [Member] Stock Options [Member] CTI [Member]	Jan. 31, 2012 1996 Stock Option Plan [Member] Qualified Stock Options [Member] CTI [Member]	Jan. 31, 2012 1996 Stock Option Plan [Member] Non-qualified Stock Options [Member] CTI [Member]	Jan. 31, 2012 Boston Technology, Inc. 1996 Stock Option Plan [Member]	Jan. 31, 2012 Boston Technology, Inc. 1996 Stock Option Plan [Member] CTI [Member]	Jan. 31, 2012 Boston Technology, Inc. 1996 Stock Option Plan [Member] Qualified Stock Options [Member] CTI [Member]	Jan. 31, 2012 1997 and 1999 Stock Incentive Compensation Plans [Member]	Jan. 31, 2012 1997 and 1999 Stock Incentive Compensation Plans [Member] Qualified Awards [Member] CTI [Member]	Jan. 31, 2012 Stock Incentive Compensation Plans 1997 [Member] CTI [Member]	Jan. 31, 2012 Stock Incentive Compensation Plans 1999 [Member] CTI [Member]	Jun. 30, 2011 2000, 2001, 2004 and 2005 Stock Incentive Compensation Plans [Member] CTI [Member]	Jan. 31, 2012 2000, 2001, 2004 and 2005 Stock Incentive Compensation Plans [Member] CTI [Member]	Jan. 31, 2012 Stock Incentive Compensation Plans 2000 [Member] CTI [Member]	Jan. 31, 2012 Stock Incentive Compensation Plans 2001 [Member] CTI [Member]	Jan. 31, 2012 Stock Incentive Compensation Plans 2004 [Member] CTI [Member]	Jan. 31, 2012 Stock Incentive Compensation Plans 2005 [Member] CTI [Member]	Jan. 31, 2012 2011 Stock Incentive Compensation Plan [Member] CTI [Member]	Jan. 31, 2011 2011 Stock Incentive Compensation Plan [Member] CTI [Member]	Nov. 16, 2011 2011 Stock Incentive Compensation Plan [Member] CTI [Member]	Jan. 31, 2012 2011 Stock Incentive Compensation Plan [Member] Stock Appreciation Rights (SARs) [Member] CTI [Member]	Jan. 31, 2012 2011 Stock Incentive Compensation Plan [Member] Performance-Based Compensation Awards [Member] CTI [Member]	Jan. 31, 2011 2011 Stock Incentive Compensation Plan [Member] Performance-Based Compensation Awards [Member] CTI [Member]	Jan. 31, 2012 Liability Awards [Member]	Jan. 31, 2012 Liability Awards [Member] CTI [Member]	Jan. 31, 2011 Liability Awards [Member] CTI [Member]	Jan. 31, 2010 Liability Awards [Member] CTI [Member]	Aug. 04, 2011 Verint Segment [Member] Vovici Acquisition [Member]	Jan. 31, 2012 Segment, Discontinued Operations [Member]	Jan. 31, 2011 Segment, Discontinued Operations [Member]	Jan. 31, 2010 Segment, Discontinued Operations [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Compensation expense	$ 26,821,000	$ 35,539,000	$ 38,575,000																																										$ 3,200,000																													$ 4,100,000	$ 3,800,000	$ 6,000,000
Excess tax benefits from stock award plans	847,000	815,000	0							700,000		0
Initial contractual term for awards					10 years
Expiration period of unexercised options upon termination of plan (in days)					90 days
Maximum term for right to exercise awards					10 years
Minimum vesting period of plans					3 years
Maximum vesting period of plans					4 years
Authorized shares under plan										150,000																																					3,000,000				5,850,000				7,500,000	7,000,000			9,000,000	9,700,000	2,500,000	6,000,000	22,000,000
Maximum ownwership by individuals in parent company																																																10.00%				10.00%		10.00%				10.00%					10.00%
Minimum exercise price percentage																																																110.00%				110.00%		110.00%				110.00%					110.00%
Minimum exercise price per share																																																	$ 0.1
Value of awards granted under plans																																														0				0			0				0
Maximum percentage of fair market value of common stock																																																										15.00%
Common stock reserved for future issuance																																																																	22,000,000
Major shareholders of parent company percentage																																																															10.00%
Maximum term for major shareholders																																																															five	P5Y
Consecutive months for maximum number of shares awarded																																																																P12M
Maximum value per employee																																																																			10,000,000
Net options granted in period										0		0	0
Maximum number of shares per employee																																																															3,000,000			3,000,000		1,500,000
Filing period for periodic reports					12 months
Extended exercise rights period for former employees				90 days
Extended exercise rights period after restricted period for former employees				30 days
Deferred liability and compensation expense adjustments related to changes in fair value of awards					1,000,000		(500,000)	200,000
Loss contingency accrual related to liability awards																																																																					0		300,000
Stock-based compensation expense	32,951,000	53,615,000	51,635,000												3,256,000	21,266,000	20,395,000																																																					1,000,000	(500,000)	200,000
Gross value of restricted awards granted in period	0	0	0																															10,600,000	14,400,000	7,800,000
Net gross value of restricted awards granted in period																																		8,400,000	9,400,000	9,300,000
Aggregate intrinsic value					100,000
Restricted/deferred stock, shares granted					1,450,246		1,700,771	1,366,200		901,885		2,393,828	492,167																									10,000	196,000	421,000			246,200	1,450,246
Value of performance awards	2,113,000																																			1,700,000
Assumed dividend rate					0.00%
Outstanding stock options										2,564,312								2,705,842	[1],[2],[3]	11,137,991	[1]	12,852,093	[1]	12,898,673	[1]	1,114,343	[4],[5],[6]	1,766,931	[4]	4,731,119	[4]	5,225,246	[4]
Shares available for future grants					24,207,542	[2],[3]	4,226,102	6,250,365	9,961,202	2,110,090	[5],[6]	2,647,451	475,887	4,372,927																																																	21,909,870
Expenses related to modification of awards for former employees										0
Unrecognized compensation expense for nonvested awards																		100,000								600,000											20,200,000	500,000
Weighted-average period of remaining nonvested awards (years)																		0.33								2.8											1.3
Aggregate intrinsic value										2,200,000
Common stock purchased using stock options from business acquisition																																																																									42,000
Accrued liabilities																																						1,900,000	9,800,000
Total cash payments upon vesting of phantom stock units																																						$ 10,300,000	$ 22,900,000	$ 2,500,000
Minimum vesting period for stock options																																						P2Y
Maximum vesting period for stock options																																						P3Y
Unvested phantom stock units																																		1,917,010				90,000	403,000	1,106,000	1,239,000
Stock price per share																																										$ 28.28
Weighted average remaining contractual term (in years)										0.7
Trailing average price of common stock, time period in calculation (in days)	5 days
Discount from market price										20.00%

[1]	The fair value of vested stock options was $0.4 million, $0.6 million and $2.3 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
[2]	As of January 31, 2012, the unrecognized compensation expense related to nonvested Restricted Awards was $9.6 million which is expected to be recognized over a weighted-average period of 1.75 years.
[3]	The outstanding stock options as of January 31, 2012 include 135,334 nonvested stock options with a weighted-average grant date fair value of $2.34, an expected term of 4 years and a total fair value of $0.3 million. The unrecognized compensation expense related to the remaining nonvested stock options was $0.1 million which is expected to be recognized over a weighted-average period of 0.33 years. The cash received from the exercise of CTI stock options was $2.1 million during the fiscal year ended January 31, 2012.
[4]	The total fair value of vested stock options to purchase Verint Systems’ common stock was $20.4 million, $30.2 million and $69.6 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively. The intrinsic value of Verint stock options exercised was $8.0 million and the cash received from the exercise of Verint stock options was $12.5 million during the fiscal year ended January 31, 2012
[5]	As of January 31, 2012, the unrecognized compensation expense related to nonvested RSUs was $20.2 million and is expected to be recognized over a weighted-average period of 1.3 years.
[6]	The outstanding stock options to purchase Verint Systems’ common stock as of January 31, 2012 include 31,683 nonvested stock options with a weighted-average grant date fair value of $23.05, an expected term of 5.43 years and a total fair value of $0.7 million. The total unrecognized compensation cost related to nonvested options was $0.6 million and is expected to be recognized over a weighted-average period of 2.8 years.

Stock-Based Compensation (Schedule of Share-based Compensation, Activity) (Details) (USD $)	12 Months Ended
	Jan. 31, 2012 Y		Jan. 31, 2011 Y		Jan. 31, 2010 Y
CTI [Member] | Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock Options Exercisable, Shares	2,573,508		10,738,923		12,004,593
Stock Options Exercisable, Weighted Average Exercise Price (per share)	$ 18.37		$ 17.42		$ 18.25
Stock Options Exercisable, Weighted Average Remaining Contractual Term (Years)	3.2		3.2		3.7
CTI [Member] | Restricted Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted Awards Vested, Shares/Units	1,240,481		740,381		594,361
Restricted Awards Vested, Weighted Average Grant Date Fair Value (per share)	$ 8.07		$ 11.83		$ 14.77
Verint [Member] | Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock Options Exercisable, Shares	1,082,660		1,764,380		4,498,900
Stock Options Exercisable, Weighted Average Exercise Price (per share)	$ 31.03		$ 27.33		$ 23.24
Stock Options Exercisable, Weighted Average Remaining Contractual Term (Years)	2.6		2.7		2.2
Verint [Member] | Restricted Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted Awards Vested, Shares/Units	1,336,221	[1]	2,502,960	[1]	115,560	[1]
Restricted Awards Vested, Weighted Average Grant Date Fair Value (per share)	$ 15.72	[1]	$ 17.39	[1]	$ 29.93	[1]

[1]	The total fair value of restricted shares vested during the fiscal years ended January 31, 2012, 2011 and 2010 was $21.0 million, $43.5 million and $3.5 million, respectively.

Stock-Based Compensation (Schedule of Share-based Compensation, Activity, Rollforward) (Details) (USD $)	1 Months Ended	12 Months Ended
	Jun. 30, 2010	Jan. 31, 2012 Y		Jan. 31, 2011		Jan. 31, 2010
Nonvested Restricted/Deferred Stock, Weighted Average Grant Date Fair Value [Roll Forward]
Cash received from exercise of stock options		$ 14,587,000		$ 40,787,000		$ 0
CTI [Member]
Shares Available for Grant [Abstract]
Shares available for grant, beginning balance		4,226,102		6,250,365		9,961,202
Plan shares expired		(2,239,733)		(1,300,937)		(1,828,505)
Options granted		0		0		(903,300)
Options expired		1,121,440
Options cancelled		0		143,500	[1]
Options forfeited		104,407		191,915		85,339
Restricted/deferred stock, shares granted		(1,450,246)		(1,700,771)		(1,366,200)
Restricted/deferred stock, shares forfeited		445,572		642,030		301,829
Shares available for grant, ending balance		24,207,542	[2],[3]	4,226,102		6,250,365
Outstanding Options, Shares [Roll Forward]
Options granted, shares		0		0		903,300
Options expired, shares		(1,121,440)
Options cancelled, shares		0		(143,500)	[1]
Options forfeited, shares		(104,407)		(191,915)		(85,339)
Nonvested Restricted/Deferred Stock, Shares [Roll Forward]
Restricted/deferred stock, shares granted		1,450,246		1,700,771		1,366,200
Restricted/deferred stock, shares forfeited		(445,572)		(642,030)		(301,829)
Nonvested Restricted/Deferred Stock, Weighted Average Grant Date Fair Value [Roll Forward]
Vested stock options held by former directors and employees (shares)		0		143,500	[1]
Cash received from exercise of stock options		2,113,000		0		0
CTI [Member] | 2011 Stock Incentive Compensation Plan [Member]
Shares Available for Grant [Abstract]
2011 stock incentive compensation plan		22,000,000
Shares available for grant, ending balance		21,909,870
CTI [Member] | Stock Options [Member]
Shares Available for Grant [Abstract]
Options granted		0	[4]	0	[4]	(903,300)	[4]
Options expired		7,950,442	[4]	1,378,687	[4]	864,541	[4]
Options cancelled	143,500	0	[4]	143,500	[1],[4]
Options forfeited		104,407	[4]	191,915	[4]	85,339	[4]
Outstanding Options, Shares [Roll Forward]
Outstanding options, shares, beginning balance		11,137,991	[4]	12,852,093	[4]	12,898,673	[4]
Options granted, shares		0	[4]	0	[4]	903,300	[4]
Options expired, shares		(7,950,442)	[4]	(1,378,687)	[4]	(864,541)	[4]
Options cancelled, shares	(143,500)	0	[4]	(143,500)	[1],[4]
Options forfeited, shares		(104,407)	[4]	(191,915)	[4]	(85,339)	[4]
Options exercised, shares		(377,300)	[4]
Outstanding options, shares, ending balance		2,705,842	[2],[3],[4]	11,137,991	[4]	12,852,093	[4]
Outstanding Options, Weighted Average Exercise Price [Roll Forward]
Outstanding options, weighted average exercise price, beginning balance (per share)		$ 17.05		$ 17.52		$ 18.12
Options granted, weighted average exercise price (per share)		$ 0		$ 0		$ 7.12
Options expired, weighted average exercise price (per share)		$ 17.46		$ 22.24		$ 16.06
Options cancelled, weighted average exercise price (per share)		$ 0		$ 22.11	[1]
Options forfeited, weighted average exercise price (per share)		$ 8		$ 7.16		$ 13.07
Options exercised, weighted average exercise price (per share)		$ 5.6
Outstanding options, weighted average exercise price, ending balance (per share)		$ 17.81	[2],[3]	$ 17.05		$ 17.52
Nonvested Restricted/Deferred Stock, Weighted Average Grant Date Fair Value [Roll Forward]
Fair value of vested stock options		400,000		600,000		2,300,000
Vested stock options held by former directors and employees (shares)	143,500	0	[4]	143,500	[1],[4]
Nonvested stock options outstanding (shares)		135,334
Weighted-average grant date fair value of nonvested stock options (per share)		$ 2.34
Expected term of nonvested stock options (years)		4
Total fair value of nonvested stock options		300,000
Unrecognized compensation expense for nonvested awards		100,000
Weighted-average period of remaining nonvested awards (years)		0.33
CTI [Member] | Restricted/Deferred Stock Awards [Member]
Shares Available for Grant [Abstract]
Restricted/deferred stock, shares granted		(1,450,246)		(1,700,771)		(1,366,200)
Restricted/deferred stock, shares forfeited		445,572		642,030		301,829
Nonvested Restricted/Deferred Stock, Shares [Roll Forward]
Nonvested awards, beginning balance		2,152,817		1,834,457		1,364,447
Restricted/deferred stock, shares granted		1,450,246		1,700,771		1,366,200
Restricted/deferred stock, shares vested		(1,240,481)	[5]	(740,381)	[5]	(594,361)	[5]
Restricted/deferred stock, shares forfeited		(445,572)		(642,030)		(301,829)
Nonvested awards, ending balance		1,917,010	[2],[3]	2,152,817		1,834,457
Nonvested Restricted/Deferred Stock, Weighted Average Grant Date Fair Value [Roll Forward]
Nonvested restricted/deferred stock, weighted average grant date fair value, beginning balance (per share)		$ 8.63		$ 10.01		$ 15.81
Restricted/deferred stock, shares granted, weighted average grant date fair value (per share)		$ 7.32		$ 8.47		$ 6.92
Restricted/deferred stock, shares vested, weighted average grant date fair value (per share)		$ 8.07	[5]	$ 11.83	[5]	$ 14.77	[5]
Restricted/deferred stock, shares forfeited, weighted average grant date fair value (per share)		$ 8.01		$ 8.46		$ 12.83
Nonvested restricted/deferred stock, weighted average grant date fair value, ending balance (per share)		$ 7.54	[2],[3]	$ 8.63		$ 10.01
CTI [Member] | Restricted Awards [Member]
Nonvested Restricted/Deferred Stock, Shares [Roll Forward]
Restricted/deferred stock, shares vested		(1,240,481)		(740,381)		(594,361)
Nonvested Restricted/Deferred Stock, Weighted Average Grant Date Fair Value [Roll Forward]
Restricted/deferred stock, shares vested, weighted average grant date fair value (per share)		$ 8.07		$ 11.83		$ 14.77
Total fair value of vested restricted awards		10,000,000		8,800,000		8,800,000
Unrecognized compensation expense for nonvested awards		9,600,000
Weighted-average period of remaining nonvested awards (years)		1.75
CTI [Member] | Restricted Stock Units (RSUs) [Member]
Nonvested Restricted/Deferred Stock, Shares [Roll Forward]
Nonvested awards, ending balance		1,917,010
Verint [Member]
Shares Available for Grant [Abstract]
Shares available for grant, beginning balance		2,647,451		475,887		4,372,927
Additional shares authorized		317,350		4,000,000
2011 stock incentive compensation plan		150,000
Plan shares expired		(34,713)		(309,798)		(3,985,663)
Options granted		(42,155)	[6]
Options expired		72,074		796,417		464,025
Options forfeited		0		3,268		30,102
Restricted/deferred stock, shares granted		(901,885)		(2,393,828)		(492,167)
Restricted/deferred stock, shares forfeited		51,968		75,505		86,663
Shares available for grant, ending balance		2,110,090	[7],[8]	2,647,451		475,887
Outstanding Options, Shares [Roll Forward]
Options granted, shares		42,155	[6]
Options expired, shares		(72,074)		(796,417)		(464,025)
Options forfeited, shares		0		(3,268)		(30,102)
Outstanding options, shares, ending balance		2,564,312
Nonvested Restricted/Deferred Stock, Shares [Roll Forward]
Restricted/deferred stock, shares granted		901,885		2,393,828		492,167
Restricted/deferred stock, shares forfeited		(51,968)		(75,505)		(86,663)
Verint [Member] | Stock Options [Member]
Shares Available for Grant [Abstract]
Options granted		(42,155)	[6],[9]
Options expired		72,074	[9]	796,417	[9]	464,025	[9]
Options forfeited		0	[9]	3,268	[9]	30,102	[9]
Outstanding Options, Shares [Roll Forward]
Outstanding options, shares, beginning balance		1,766,931	[9]	4,731,119	[9]	5,225,246	[9]
Options granted, shares		42,155	[6],[9]
Options expired, shares		(72,074)	[9]	(796,417)	[9]	(464,025)	[9]
Options forfeited, shares		0	[9]	(3,268)	[9]	(30,102)	[9]
Options exercised, shares		(622,669)	[9]	(2,164,503)	[9]
Outstanding options, shares, ending balance		1,114,343	[7],[8],[9]	1,766,931	[9]	4,731,119	[9]
Outstanding Options, Weighted Average Exercise Price [Roll Forward]
Outstanding options, weighted average exercise price, beginning balance (per share)		$ 27.33		$ 23.16		$ 22.36
Options granted, weighted average exercise price (per share)		$ 9.28	[6]
Options expired, weighted average exercise price (per share)		$ 28.07		$ 25.56		$ 14.23
Options forfeited, weighted average exercise price (per share)		$ 0		$ 23.94		$ 21.69
Options exercised, weighted average exercise price (per share)		$ 20.51		$ 18.88
Outstanding options, weighted average exercise price, ending balance (per share)		$ 30.4	[7],[8]	$ 27.33		$ 23.16
Nonvested Restricted/Deferred Stock, Weighted Average Grant Date Fair Value [Roll Forward]
Fair value of vested stock options		20,400,000		30,200,000		69,600,000
Nonvested stock options outstanding (shares)		31,683
Weighted-average grant date fair value of nonvested stock options (per share)		$ 23.05
Expected term of nonvested stock options (years)		5.43
Total fair value of nonvested stock options		700,000
Unrecognized compensation expense for nonvested awards		600,000
Weighted-average period of remaining nonvested awards (years)		2.8
Intrinsic value of stock options exercised		8,000,000
Cash received from exercise of stock options		12,500,000
Verint [Member] | Restricted Awards [Member]
Shares Available for Grant [Abstract]
Restricted/deferred stock, shares granted		(901,885)		(2,393,828)		(492,167)
Restricted/deferred stock, shares forfeited		51,968		75,505		86,663
Nonvested Restricted/Deferred Stock, Shares [Roll Forward]
Nonvested awards, beginning balance		1,936,273		2,120,910		1,830,966
Restricted/deferred stock, shares granted		901,885		2,393,828		492,167
Restricted/deferred stock, shares vested		(1,336,221)	[10]	(2,502,960)	[10]	(115,560)	[10]
Restricted/deferred stock, shares forfeited		(51,968)		(75,505)		(86,663)
Nonvested awards, ending balance		1,449,969	[7],[8]	1,936,273		2,120,910
Nonvested Restricted/Deferred Stock, Weighted Average Grant Date Fair Value [Roll Forward]
Nonvested restricted/deferred stock, weighted average grant date fair value, beginning balance (per share)		$ 18.09		$ 19.57		$ 24.48
Restricted/deferred stock, shares granted, weighted average grant date fair value (per share)		$ 34.84		$ 15.9		$ 4.43
Restricted/deferred stock, shares vested, weighted average grant date fair value (per share)		$ 15.72	[10]	$ 17.39	[10]	$ 29.93	[10]
Restricted/deferred stock, shares forfeited, weighted average grant date fair value (per share)		$ 28.85		$ 13.23		$ 24.03
Nonvested restricted/deferred stock, weighted average grant date fair value, ending balance (per share)		$ 30.25	[7],[8]	$ 18.09		$ 19.57
Total fair value of vested restricted awards		21,000,000		43,500,000		3,500,000
Verint [Member] | Restricted Stock Units (RSUs) [Member]
Nonvested Restricted/Deferred Stock, Weighted Average Grant Date Fair Value [Roll Forward]
Unrecognized compensation expense for nonvested awards		$ 20,200,000
Weighted-average period of remaining nonvested awards (years)		1.3

[1]	As part of settlement agreements of the consolidated shareholder derivative action and another separate litigation matter, 143,500 vested stock options held by former directors and a former employee were canceled in June 2010.
[2]	As of January 31, 2012, the unrecognized compensation expense related to nonvested Restricted Awards was $9.6 million which is expected to be recognized over a weighted-average period of 1.75 years.
[3]	The outstanding stock options as of January 31, 2012 include 135,334 nonvested stock options with a weighted-average grant date fair value of $2.34, an expected term of 4 years and a total fair value of $0.3 million. The unrecognized compensation expense related to the remaining nonvested stock options was $0.1 million which is expected to be recognized over a weighted-average period of 0.33 years. The cash received from the exercise of CTI stock options was $2.1 million during the fiscal year ended January 31, 2012.
[4]	The fair value of vested stock options was $0.4 million, $0.6 million and $2.3 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively.
[5]	The total fair value of vested Restricted Awards during the fiscal years ended January 31, 2012, 2011 and 2010 was $10.0 million, $8.8 million and $8.8 million, respectively.
[6]	Consists of options to acquire shares of Verint Systems' common stock issued in exchange of certain unvested Vovici stock options in connection with the Vovici acquisition.
[7]	As of January 31, 2012, the unrecognized compensation expense related to nonvested RSUs was $20.2 million and is expected to be recognized over a weighted-average period of 1.3 years.
[8]	The outstanding stock options to purchase Verint Systems’ common stock as of January 31, 2012 include 31,683 nonvested stock options with a weighted-average grant date fair value of $23.05, an expected term of 5.43 years and a total fair value of $0.7 million. The total unrecognized compensation cost related to nonvested options was $0.6 million and is expected to be recognized over a weighted-average period of 2.8 years.
[9]	The total fair value of vested stock options to purchase Verint Systems’ common stock was $20.4 million, $30.2 million and $69.6 million during the fiscal years ended January 31, 2012, 2011 and 2010, respectively. The intrinsic value of Verint stock options exercised was $8.0 million and the cash received from the exercise of Verint stock options was $12.5 million during the fiscal year ended January 31, 2012
[10]	The total fair value of restricted shares vested during the fiscal years ended January 31, 2012, 2011 and 2010 was $21.0 million, $43.5 million and $3.5 million, respectively.

Stock-Based Compensation (Schedule of Stock Option by Exercise Price Range) (Details) (USD $)	12 Months Ended
Jan. 31, 2012 Y
CTI [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Options Outstanding, Shares Outstanding	2,705,842
Options Exercisable, Shares Exercisable	2,573,508
CTI [Member] | $00.01 - $05.60 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 0.01
Range of Exercise Prices, Upper (per share)	$ 5.6
Options Outstanding, Shares Outstanding	164,163
Options Outstanding, Weighted Average Remaining Contractual Life (years)	1.88
Options Outstanding, Weighted Average Exercise Price (per share)	$ 5.6
Options Exercisable, Shares Exercisable	164,163
Options Exercisable, Weighted Average Exercise Price (per share)	$ 5.6
Options Exercisable, Weighted Average Remaining Contractual Life (years)	1.88
CTI [Member] | $05.61 - $10.52 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 5.61
Range of Exercise Prices, Upper (per share)	$ 10.52
Options Outstanding, Shares Outstanding	530,491
Options Outstanding, Weighted Average Remaining Contractual Life (years)	5.74
Options Outstanding, Weighted Average Exercise Price (per share)	$ 7.3
Options Exercisable, Shares Exercisable	398,157
Options Exercisable, Weighted Average Exercise Price (per share)	$ 7.39
Options Exercisable, Weighted Average Remaining Contractual Life (years)	5.21
CTI [Member] | $10.53 - $20.62 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 10.53
Range of Exercise Prices, Upper (per share)	$ 20.62
Options Outstanding, Shares Outstanding	526,614
Options Outstanding, Weighted Average Remaining Contractual Life (years)	1.92
Options Outstanding, Weighted Average Exercise Price (per share)	$ 16.7
Options Exercisable, Shares Exercisable	526,614
Options Exercisable, Weighted Average Exercise Price (per share)	$ 16.7
Options Exercisable, Weighted Average Remaining Contractual Life (years)	1.92
CTI [Member] | $20.63 - $23.69 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 20.63
Range of Exercise Prices, Upper (per share)	$ 23.69
Options Outstanding, Shares Outstanding	674,239
Options Outstanding, Weighted Average Remaining Contractual Life (years)	2.86
Options Outstanding, Weighted Average Exercise Price (per share)	$ 22.4
Options Exercisable, Shares Exercisable	674,239
Options Exercisable, Weighted Average Exercise Price (per share)	$ 22.4
Options Exercisable, Weighted Average Remaining Contractual Life (years)	2.86
CTI [Member] | $23.70 - $46.50 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 23.7
Range of Exercise Prices, Upper (per share)	$ 46.5
Options Outstanding, Shares Outstanding	810,335
Options Outstanding, Weighted Average Remaining Contractual Life (years)	3.69
Options Outstanding, Weighted Average Exercise Price (per share)	$ 24.08
Options Exercisable, Shares Exercisable	810,335
Options Exercisable, Weighted Average Exercise Price (per share)	$ 24.08
Options Exercisable, Weighted Average Remaining Contractual Life (years)	3.69
Verint [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Options Outstanding, Shares Outstanding	1,114,343
Options Exercisable, Shares Exercisable	1,082,660
Verint [Member] | $4.93 - $17.00 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 4.93
Range of Exercise Prices, Upper (per share)	$ 17
Options Outstanding, Shares Outstanding	141,302
Options Outstanding, Weighted Average Remaining Contractual Life (years)	2.85
Options Outstanding, Weighted Average Exercise Price (per share)	$ 13.87
Options Exercisable, Shares Exercisable	110,871
Options Exercisable, Weighted Average Exercise Price (per share)	$ 15.28
Options Exercisable, Weighted Average Remaining Contractual Life (years)	1.15
Verint [Member] | $17.98 - $23.00 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 17.98
Range of Exercise Prices, Upper (per share)	$ 23
Options Outstanding, Shares Outstanding	138,242
Options Outstanding, Weighted Average Remaining Contractual Life (years)	1.85
Options Outstanding, Weighted Average Exercise Price (per share)	$ 22.62
Options Exercisable, Shares Exercisable	136,990
Options Exercisable, Weighted Average Exercise Price (per share)	$ 22.65
Options Exercisable, Weighted Average Remaining Contractual Life (years)	1.81
Verint [Member] | $28.41 - $28.41 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 28.41
Range of Exercise Prices, Upper (per share)	$ 28.41
Options Outstanding, Shares Outstanding	42,360
Options Outstanding, Weighted Average Remaining Contractual Life (years)	2.22
Options Outstanding, Weighted Average Exercise Price (per share)	$ 28.41
Options Exercisable, Shares Exercisable	42,360
Options Exercisable, Weighted Average Exercise Price (per share)	$ 28.41
Options Exercisable, Weighted Average Remaining Contractual Life (years)	2.22
Verint [Member] | $28.60 - $28.60 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 28.6
Range of Exercise Prices, Upper (per share)	$ 28.6
Options Outstanding, Shares Outstanding	8,061
Options Outstanding, Weighted Average Remaining Contractual Life (years)	0.08
Options Outstanding, Weighted Average Exercise Price (per share)	$ 28.6
Options Exercisable, Shares Exercisable	8,061
Options Exercisable, Weighted Average Exercise Price (per share)	$ 28.6
Options Exercisable, Weighted Average Remaining Contractual Life (years)	0.08
Verint [Member] | $29.27 - $29.27 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 29.27
Range of Exercise Prices, Upper (per share)	$ 29.27
Options Outstanding, Shares Outstanding	7,500
Options Outstanding, Weighted Average Remaining Contractual Life (years)	0.23
Options Outstanding, Weighted Average Exercise Price (per share)	$ 29.27
Options Exercisable, Shares Exercisable	7,500
Options Exercisable, Weighted Average Exercise Price (per share)	$ 29.27
Options Exercisable, Weighted Average Remaining Contractual Life (years)	0.23
Verint [Member] | $31.78 - $31.78 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 31.78
Range of Exercise Prices, Upper (per share)	$ 31.78
Options Outstanding, Shares Outstanding	18,000
Options Outstanding, Weighted Average Remaining Contractual Life (years)	2.43
Options Outstanding, Weighted Average Exercise Price (per share)	$ 31.78
Options Exercisable, Shares Exercisable	18,000
Options Exercisable, Weighted Average Exercise Price (per share)	$ 31.78
Options Exercisable, Weighted Average Remaining Contractual Life (years)	3.43
Verint [Member] | $32.16 - $32.16 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 32.16
Range of Exercise Prices, Upper (per share)	$ 32.16
Options Outstanding, Shares Outstanding	15,000
Options Outstanding, Weighted Average Remaining Contractual Life (years)	3.27
Options Outstanding, Weighted Average Exercise Price (per share)	$ 32.16
Options Exercisable, Shares Exercisable	15,000
Options Exercisable, Weighted Average Exercise Price (per share)	$ 32.16
Options Exercisable, Weighted Average Remaining Contractual Life (years)	2.69
Verint [Member] | $34.40 - $34.40 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 34.4
Range of Exercise Prices, Upper (per share)	$ 34.4
Options Outstanding, Shares Outstanding	137,000
Options Outstanding, Weighted Average Remaining Contractual Life (years)	3.95
Options Outstanding, Weighted Average Exercise Price (per share)	$ 34.4
Options Exercisable, Shares Exercisable	137,000
Options Exercisable, Weighted Average Exercise Price (per share)	$ 34.4
Options Exercisable, Weighted Average Remaining Contractual Life (years)	4.95
Verint [Member] | $35.11 - $35.11 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 35.11
Range of Exercise Prices, Upper (per share)	$ 35.11
Options Outstanding, Shares Outstanding	582,878
Options Outstanding, Weighted Average Remaining Contractual Life (years)	2.82
Options Outstanding, Weighted Average Exercise Price (per share)	$ 35.11
Options Exercisable, Shares Exercisable	582,878
Options Exercisable, Weighted Average Exercise Price (per share)	$ 35.11
Options Exercisable, Weighted Average Remaining Contractual Life (years)	2.82
Verint [Member] | $37.99 - $37.99 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower (per share)	$ 37.99
Range of Exercise Prices, Upper (per share)	$ 37.99
Options Outstanding, Shares Outstanding	24,000
Options Outstanding, Weighted Average Remaining Contractual Life (years)	3.64
Options Outstanding, Weighted Average Exercise Price (per share)	$ 37.99
Options Exercisable, Shares Exercisable	24,000
Options Exercisable, Weighted Average Exercise Price (per share)	$ 37.99
Options Exercisable, Weighted Average Remaining Contractual Life (years)	3.64

Stock-Based Compensation (Schedule Of Fair Values Of The Options With The Weighted-Average Assumptions Using A Black-Scholes Option Pricing Model) (Details) (CTI [Member], USD $)	12 Months Ended
	Jan. 31, 2010 Stock Options [Member] Y	Jan. 31, 2012 July 2006 Modification [Member] Y
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Risk-Free Rate, Minimum		0.15%
Volatility, Minimum		25.64%
Expected Term, Minimum (years)		0.03
Market Value, Minimum (per share)		$ 6.32
Risk-Free Rate, Maximum		5.18%
Volatility, Maximum		67.30%
Expected Term, Maximum (years)		4.39
Market Value, Maximum (per share)		$ 22.68
Options granted, weighted-average grant date fair value (per share)	$ 2.34
Risk-Free Rate	1.98%
Volatility	38.77%
Expected Term (years)	3.99
Market Value (per share)	$ 7.12

Stock-Based Compensation (Schedule of Phantom Stock Unit Activity) (Details) (Verint [Member])	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Nonvested Phantom Stock Units [Roll Forward]
Granted	901,885	2,393,828	492,167
Forfeited	(51,968)	(75,505)	(86,663)
Phantom Stock Units (RSUs) [Member]
Nonvested Phantom Stock Units [Roll Forward]
Nonvested awards, beginning balance	403,000	1,106,000	1,239,000
Granted	10,000	196,000	421,000
Released	(298,000)	(865,000)	(482,000)
Forfeited	(25,000)	(34,000)	(72,000)
Nonvested awards, ending balance	90,000	403,000	1,106,000

Discontinued Operations (Narrative) (Details) (USD $)	1 Months Ended	0 Months Ended			12 Months Ended		12 Months Ended				0 Months Ended	12 Months Ended			0 Months Ended
	Nov. 24, 2010 Ulticom Inc [Member]	Oct. 12, 2010 Ulticom Inc [Member]	Oct. 12, 2010 Ulticom Inc [Member] First Promissory Note [Member]	Oct. 12, 2010 Ulticom Inc [Member] Second Promissory Note [Member]	Jan. 31, 2011 Ulticom Inc [Member] Second Promissory Note [Member]	Jan. 31, 2012 Ulticom Inc [Member] Second Promissory Note [Member]	Jan. 31, 2011 Ulticom Inc [Member] 24-Month Period [Member] Second Promissory Note [Member]	Jan. 31, 2012 Parent Company [Member]	Jan. 31, 2011 Parent Company [Member]	Jan. 31, 2010 Parent Company [Member]	Oct. 12, 2010 Parent Company [Member] Ulticom Inc [Member]	Jan. 31, 2011 Parent Company [Member] Ulticom Inc [Member]	Oct. 31, 2012 Subsequent Event [Member]	Jan. 31, 2012 Subsequent Event [Member]	Aug. 02, 2012 Subsequent Event [Member] Starhome Disposition [Member]	Aug. 02, 2012 Subsequent Event [Member] Starhome [Member] Starhome Disposition [Member]	Aug. 02, 2012 Scenario, Forecast [Member] Subsequent Event [Member] Starhome [Member] Starhome Disposition [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Distribution percentage of common shares to CTI's shareholders in spin-off													100.00%	100.00%
Proceeds from sale of business											$ 17,200,000				$ 37,200,000	$ 81,300,000
Proceeds held in escrow to cover potential post-closing indemnification claims																10,500,000
First portion of proceeds held in escrow to be released																5,500,000
Period before release of first portion of proceeds held in escrow																	18 months
Period before release of remaining portion of proceeds held in escrow																	24 months
Period following divestiture of business with no solicitation of employees																	4 years
Agreed upon payments to certain Starhome shareholders															4,500,000
Cash dividend paid	64,100,000
Cash dividend per share paid	$ 5.74
Proceeds from dividend received by CTI	42,400,000
Dividend received by shareholders without interest per share of common stock	$ 2.33
Aggregate consideration received								8,449,000	75,247,000	6,150,000
Aggregate consideration approximate amount of cash received		13,200,000
Aggregate principal amount of promissory notes		4,000,000	1,400,000	2,600,000
Reduced value of promissory note in connection with purchase of certain products			800,000
Percentage of reduction							40.00%
Maturity of promissory note after determination of Ulticom's revenue					24-month period
Maximum revenue considered for reduction in the value of promissory note							75,000,000
Carrying value of promissory note					0	0
Gain on Ulticom Sale, net of tax								$ 0	$ 2,927,000	$ 0		$ 2,927,000

Discontinued Operations (Schedule of Operations Included In Discontinued Operations) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Jan. 31, 2012	Oct. 31, 2011	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Oct. 31, 2010	Jul. 31, 2010	Apr. 30, 2010	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Discontinued Operations and Disposal Groups [Abstract]
Total revenue									$ 811,749	$ 925,005	$ 873,181
Income (loss) before income tax provision									22,749	(54,977)	(200,536)
Gain on sale of discontinued operations									0	2,927	0
Income tax provision									(23,659)	(38,978)	(70,258)
Total loss from discontinued operations, net of tax									(910)	(91,028)	(270,794)
Loss from discontinued operations, net of tax
Attributable to Comverse Technology, Inc.	3,786	46,773	(24,280)	(29,763)	24,561	(46,639)	(14,579)	(51,067)	(3,484)	(87,724)	(270,408)
Attributable to noncontrolling interest									$ 2,574	$ (3,304)	$ (386)

Discontinued Operations (Schedule of Assets and Liabilities of Discontinued Operations) (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Discontinued Operations and Disposal Groups [Abstract]
Cash and cash equivalents	$ 193,192	$ 213,038	$ 342,601
Restricted cash and bank time deposits	28,893	26,111
Accounts receivable, net of allowance of $2,929 and $5,395 respectively	135,835	167,971
Inventories, net	29,991	49,625
Deferred cost of revenue	35,252	45,201
Deferred income taxes	10,108	24,884
Prepaid expenses and other current assets	56,157	60,613
Total current assets	489,428	587,443
Property and equipment, net	45,860	41,847
Goodwill	163,076	163,253
Intangible assets, net	22,034	39,389
Deferred cost of revenue	108,107	136,988
Deferred income taxes	10,153	14,066
Other assets	65,592	79,163
Total assets	904,250	1,062,149
Accounts payable and accrued expenses	196,879	232,938
Deferred revenue	365,803	417,408
Deferred income taxes	8,742	13,282
Bank loans	0	6,000
Income taxes payable	2,302	5,329
Other current liabilities	853	1,080
Total current liabilities	574,579	676,037
Deferred revenue	204,681	230,510
Deferred income taxes	45,205	34,482
Note payable to CTI	8,536	7,019
Other long-term liabilities	154,025	196,827
Total liabilities	987,026	1,144,875
Discontinued Operation, Additional Disclosures [Abstract]
Allowance for doubtful accounts	$ 2,929	$ 5,395

Loss Per Share Attributable to Comverse Technology, Inc.'s Shareholders (Schedule Of Calculation Of Earnings (Loss) Per Share) (Details) (USD $)
In Thousands, except Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Jan. 31, 2012	Oct. 31, 2011	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Oct. 31, 2010	Jul. 31, 2010	Apr. 30, 2010	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Earnings Per Share [Abstract]
Net (loss) income from continuing operations attributable to Comverse Technology, Inc. - basic									$ (55,242)	$ (45,382)	$ 3,004
Adjustment for subsidiary stock options									(229)	(254)	(176)
Net (loss) income from continuing operations attributable to Comverse Technology, Inc. - diluted									(55,471)	(45,636)	2,828
Net loss from discontinued operations, attributable to Comverse Technology, Inc.-basic and diluted.	$ 3,786	$ 46,773	$ (24,280)	$ (29,763)	$ 24,561	$ (46,639)	$ (14,579)	$ (51,067)	$ (3,484)	$ (87,724)	$ (270,408)
Basic weighted average common shares outstanding									208,301,686	205,162,720	204,513,420
Convertible debt obligations									0	0	117,000
Stock options									0	0	256,000
Restricted awards									0	0	355,000
Diluted weighted average common shares outstanding									208,301,686	205,162,720	205,241,178
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc., Basic	$ 0	$ (0.05)	$ (0.07)		$ (0.05)	$ 0.02	$ (0.05)	$ (0.15)	$ (0.27)	$ (0.22)	$ 0.01
Loss per share from discontinued operations attributable to Comverse Technology, Inc., Basic	$ 0.02	$ 0.22	$ (0.12)		$ 0.12	$ (0.22)	$ (0.07)	$ (0.25)	$ (0.01)	$ (0.43)	$ (1.32)
Basic loss per share	$ 0.02	$ 0.17	$ (0.19)	$ (0.29)	$ 0.07	$ (0.2)	$ (0.12)	$ (0.4)	$ (0.28)	$ (0.65)	$ (1.31)
(Loss) earnings per share from continuing operations attributable to Comverse Technology, Inc., Diluted	$ 0	$ (0.05)	$ (0.07)		$ (0.05)	$ 0.01	$ (0.05)	$ (0.15)	$ (0.27)	$ (0.22)	$ 0.01
Loss per share from discontinued operations attributable to Comverse Technology, Inc., Diluted	$ 0.02	$ 0.22	$ (0.12)	$ (0.15)	$ 0.12	$ (0.22)	$ (0.07)	$ (0.25)	$ (0.01)	$ (0.43)	$ (1.32)
Diluted loss per share	$ 0.02	$ 0.17	$ (0.19)	$ (0.29)	$ 0.07	$ (0.21)	$ (0.12)	$ (0.4)	$ (0.28)	$ (0.65)	$ (1.31)
Contingently issuable shares excluded from computation of diluted earnings per share									800,000	900,000

Other Income (Expense), Net (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Component of Operating Other Cost and Expense [Line Items]
Realized gains on investments, net	$ 24,414	$ 23,810	$ 10,775
Impairment expense	0	(407)	(6,914)
Foreign currency transaction losses, net	1,382	857	(1,898)
Realized and unrealized losses on derivatives, net	(896)	(2,761)	(1,118)
Realized and unrealized losses on interest rate swap, net	0	(3,102)	(13,591)
Dividend income	94	158	1,635
Other, net	(513)	(113)	(5,200)
Other income (expense), net	29,231	9,636	(23,442)
Auction Rate Securities [Member]
Component of Operating Other Cost and Expense [Line Items]
Impairment expense	0	(407)	(6,914)
UBS Put [Member]
Component of Operating Other Cost and Expense [Line Items]
Impairment expense	0	(6,696)	(6,889)
Other Investments [Member]
Component of Operating Other Cost and Expense [Line Items]
Impairment expense	0	(2,110)	(242)
Proceeds from settlement of CTI claims	$ 4,750	$ 0	$ 0

Schedule of Income before Income Tax, Domestic and Foreign (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Components of Loss from Continuing Operations [Line Items]
United States	$ (97,246)	$ (48,954)	$ (107,109)
Foreign	86,429	24,779	71,347
Loss before income tax (provision) benefit	$ (10,817)	$ (24,175)	$ (35,762)

Income Taxes Narratives (Details) (USD $)	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010	Jan. 31, 2009
Income Tax Contingency [Line Items]
Income tax holiday by Israeli government for approved enterprises (in years)	2 years
Unrecognized tax withholdings on premanently reinvested earnings	$ 173,900,000	$ 105,500,000	$ 98,100,000
Domestic and foreign tax credit carryforwards	9,500,000	7,100,000
Gross unrecognized tax benefits	138,609,000	108,586,000	115,813,000	114,197,000
Unrecognized tax benefits, if recognized would impact effective tax rate	30,700,000	27,500,000
Accrued interest and penalties	8,200,000	6,600,000
Estimate of decrease in unrecognized tax benefits from lapse of statutes of limitations and settlements	4,000,000
Minimum [Member]
Income Tax Contingency [Line Items]
Period of reduced income tax rate (in years)	5
Maximum [Member]
Income Tax Contingency [Line Items]
Period of reduced income tax rate (in years)	15
Israel [Member] | Minimum [Member]
Income Tax Contingency [Line Items]
Reduced Income Tax Rate	10.00%
Israel [Member] | Maximum [Member]
Income Tax Contingency [Line Items]
Reduced Income Tax Rate	15.00%
Foreign Country [Member]
Income Tax Contingency [Line Items]
Finite loss carryforward for net operaing losses	1,600,000
Events Related to Majority-Owned Subsidiaries [Member]
Income Tax Contingency [Line Items]
Unrecognized tax benefits relating to lapse of statutes of limitations and settlements	$ 4,000,000

Income Taxes Schedule of Components of Income Tax Expense (Benefit) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Income Tax Disclosure [Abstract]
U.S. Federal	$ (30,056)	$ (46,164)	$ (1,087)
U.S. States	1,751	(75)	524
Foreign	14,635	9,868	7,590
Total current income tax (benefit) provision	(13,670)	(36,371)	7,027
U.S. Federal, net of federal benefit of state	36,911	41,970	(52,728)
U.S. State	781	20	363
Foreign	(4,730)	(1,536)	(1,597)
Total deferred income tax provision (benefit)	32,962	40,454	(53,962)
Total income tax provision (benefit)	$ 19,292	$ 4,083	$ (46,935)

Income Taxes Schedule of Effective Income Tax Reconciliation (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Income Tax Disclosure [Abstract]
U.S. federal statutory income tax rate	35.00%	35.00%	35.00%
Income tax provision at the U.S. statutory rate	$ (3,786)	$ (8,461)	$ (12,517)
Valuation allowance	14,905	5,383	(14,896)
Foreign rate differential	(9,436)	(2,204)	(16,865)
US tax effects of foreign operations	8,262	13,774	4,750
Tax contingencies	1,487	(5,332)	849
Stock based compensation	841	3,091	4,760
Non-deductible expenses	468	1,762	(706)
Foreign exchange	(5)	0	(1,702)
Change in tax laws	(486)	(516)	1,227
Basis difference in investment in affiliates	10,079	13,564	0
State tax provision	4,126	5,160	451
Tax credits	(1,474)	(1,880)	0
Return to provision and other opening adjustments	1,360	0	0
Gain on sale of subsidiary stock	0	1,276	0
Tax Incentive	(8,846)	(2,114)	0
Discontinued operations/APIC/OCI allocation	0	(20,299)	(12,740)
Transaction cost	2,025	0	0
Other, net	(228)	879	454
Total income tax provision (benefit)	$ 19,292	$ 4,083	$ (46,935)
Effective Income Tax Rate	(178.30%)	(16.90%)	131.20%

Income Taxes Schedule of Deferred Tax Assets and Liabilities (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Components of Deferred Tax Assets [Abstract]
Deferred revenue	$ 22,611	$ 24,954
Loss carryforwards	108,043	98,395
Stock-based and other compensation	17,380	21,587
Tax credits - net of foreign withholding taxes	7,815	6,566
Other	20,909	29,933
Total deferred tax assets	176,758	181,435
Valuation allowance	(109,995)	(105,960)	(128,346)
Net deferred income tax (liability) assets	(14,883)	2,610
Components of Deferred Tax Liabilities [Abstract]
Investment in affiliates	(23,782)	(14,936)
Goodwill and other intangible assets	(53,118)	(50,865)
Other	(4,746)	(7,064)
Total deferred tax liabilities	(81,646)	(72,865)
Deferred Tax Assets (Liabilities), Net [Abstract]
Current deferred income tax assets	13,447	14,760
Noncurrent deferred income tax assets	9,467	6,700
Current deferred income tax liabilities	(1,056)	(379)
Noncurrent deferred income tax liabilities	(36,741)	(18,471)
Net deferred income tax (liability) assets	$ (14,883)	$ 2,610

Income Taxes Summary of Operating Loss Carryforwards (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	$ 830,014	$ 552,199
U.S. Federal NOLs [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	584,367	344,094
U.S. State NOLs [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	205,967	179,805
Foreign NOLs [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	$ 39,680	$ 28,300

Income Taxes Summary of Income Tax Contingencies (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Income Tax Disclosure [Abstract]
Gross unrecognized tax benefits, beginning balance	$ 108,586	$ 115,813	$ 114,197
Increases related to tax positions taken in prior years	28,699	2,316	0
Decreases related to tax positions taken in prior years	(2,287)	(16,851)	(3,922)
Increases related to tax positions in current year	6,695	8,351	5,778
Decreases related to tax positions in current year	0	0	0
Decreases due to settlements with taxing authorities	0	0	(508)
Reductions resulting from lapse in statute of limitations	(3,013)	(1,140)	(1,277)
Increases (decreases) related to foreign currency exchange rate fluctuations	(71)	97	1,545
Gross unrecognized tax benefits, ending balance	$ 138,609	$ 108,586	$ 115,813

Income Taxes Summary of Valuation Allowance (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011
Income Tax Disclosure [Abstract]
Valuation allowance, beginning of the year	$ 105,960	$ 128,346
Additional paid-in capital	(477)	(5,771)
Provision for income taxes	14,905	5,383
Tax contingencies	1,710	(1,099)
Reductions resulting from discontinued operations/APIC	(13,276)	(20,865)
Cumulative translation adjustment and other	1,173	(34)
Valuation allowance, end of the year	$ 109,995	$ 105,960

Business Segment Information (Schedule Of Total Revenue, Total Costs And Expenses, Segment Performance) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Jan. 31, 2012	Oct. 31, 2011	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Oct. 31, 2010	Jul. 31, 2010	Apr. 30, 2010	Jan. 31, 2012		Jan. 31, 2011		Jan. 31, 2010
Segment Reporting Information [Line Items]
Total revenue	$ 211,993	$ 199,364	$ 194,959	$ 176,332	$ 186,869	$ 186,641	$ 180,676	$ 172,613	$ 782,648		$ 726,799		$ 703,693
Total costs and expenses									784,600		733,073		694,848
Income (loss) from operations	3,250	(819)	(3,154)	(1,228)	4,252	26,852	(3,785)	(33,593)	(1,952)		(6,274)		8,845
Stock-based compensation expense									32,951		53,615		51,635
Restructuring charges									0		0		141
Interest expense									(32,379)		(29,913)		(25,067)
Depreciation and amortization									(53,300)		(49,205)		(49,441)
Other non-cash items									(270)	[1]	334	[2]	(650)	[3]
Verint [Member]
Segment Reporting Information [Line Items]
Total revenue									782,648		726,799		703,633
Total costs and expenses									696,170		653,694		637,954
Income (loss) from operations									86,478		73,105		65,679
Segment revenue adjustment									13,599		0		0
Stock-based compensation expense									27,910		46,819		44,237
Amortization of acquisition-related intangibles									35,302		30,554		30,289
Compliance-related professional fees									1,012		28,913		54,472
Compliance-related compensation and other expenses											0		0
Litigation settlements and related costs									0		0		0
Acquisition-related charges									9,061		1,690		762
Restructuring charges													141
Other									3,190		3,505		39
Segment expense adjustments									76,475		111,481		129,940
Segment expenses									619,695		542,213		508,014
Segment performance									176,552		184,586		195,619
Interest expense									(32,358)		(29,896)		(24,964)
Depreciation and amortization									(53,040)		(48,951)		(49,290)
Other non-cash items									(270)	[1]	334	[1]	(159)	[1]
Verint [Member] | Segment Revenue [Member]
Segment Reporting Information [Line Items]
Revenue									796,247		726,799		703,633
Verint [Member] | Comverse Performance [Member]
Segment Reporting Information [Line Items]
Total revenue									782,648		726,799		703,633
Total costs and expenses									696,170		653,694		637,954
Strategic evaluation related costs									0		0		0
All Other [Member]
Segment Reporting Information [Line Items]
Total revenue									0		0		60
Total costs and expenses									88,430		79,379		56,894
Income (loss) from operations									(88,430)		(79,379)		(56,834)
Segment revenue adjustment									0		0		0
Stock-based compensation expense									5,040		6,796		7,398
Amortization of acquisition-related intangibles									0		0		0
Compliance-related professional fees									25,285		50,668		12,704
Compliance-related compensation and other expenses											45		3,157
Strategic evaluation related costs									11,144		3,065		236
Litigation settlements and related costs									4,968		(17,060)		2,771
Acquisition-related charges									0		0		0
Restructuring charges													0
Other									17		0		1,759
Segment expense adjustments									46,454		43,514		28,025
Segment expenses									41,976		35,865		28,869
Segment performance									(41,976)		(35,865)		(28,809)
Interest expense									(21)		(17)		(103)
Depreciation and amortization									(260)		(254)		(151)
Other non-cash items									0	[1]	0	[1]	(491)	[1]
All Other [Member] | Segment Revenue [Member]
Segment Reporting Information [Line Items]
Revenue									0		0		60
All Other [Member] | Comverse Performance [Member]
Segment Reporting Information [Line Items]
Total revenue									0		0		60
Total costs and expenses									$ 88,430		$ 79,379		$ 56,894

[1]	Other non-cash items consist of write-downs of property and equipment and capitalized software.
[2]	Other non-cash items consist of write-downs of property and equipment.
[3]	Other non-cash items consist of write-downs and impairments of intangible assets and property and equipment.

Business Segment Information (Schedule of Total Assets by Segment) (Details) (Verint [Member], USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Verint [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information, Net Assets	$ 1,564,923	$ 1,441,424	$ 1,461,818

Business Segment Information (Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Jan. 31, 2012	Oct. 31, 2011	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Oct. 31, 2010	Jul. 31, 2010	Apr. 30, 2010	Jan. 31, 2012		Jan. 31, 2011		Jan. 31, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	$ 211,993	$ 199,364	$ 194,959	$ 176,332	$ 186,869	$ 186,641	$ 180,676	$ 172,613	$ 782,648		$ 726,799		$ 703,693
Revenues by Country, Percent									100.00%		100.00%		100.00%
United States [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues									342,479		292,604		328,420
Revenues by Country, Percent									44.00%		40.00%		47.00%
United Kingdom [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues									83,787		102,389		65,793
Revenues by Country, Percent									11.00%		14.00%		9.00%
Other foreign [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues									$ 356,382	[1]	$ 331,806	[1]	$ 309,480	[1]
Revenues by Country, Percent									45.00%	[1]	46.00%	[1]	44.00%	[1]
Maximum [Member] | Other foreign [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues by Country, Percent									5.00%		5.00%		5.00%

[1]	Other foreign consists of numerous countries, none of which represents more than 5% of total revenue in any fiscal year presented.

Business Segment Information (Schedule of Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries by Country) (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, Plant and Equipment, Net	$ 29,853	$ 24,996
United States [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, Plant and Equipment, Net	12,970	11,137
Israel [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, Plant and Equipment, Net	10,150	8,226
United Kingdom [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, Plant and Equipment, Net	2,309	2,474
France [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, Plant and Equipment, Net	2,024	796
Brazil [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, Plant and Equipment, Net	694	371
Other [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, Plant and Equipment, Net	$ 1,706	$ 1,992

Supplemental Cash Flow Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Supplemental Cash Flow Information [Abstract]
Net loss of discontinued operations	$ 910	$ 91,028	$ 270,794
Depreciation and amortization	53,300	49,205	49,441
Impairment of auction rate securities	0	407	6,914
Impairment of UBS put	0	6,696	6,889
Loss on extinguishment of debt	8,136	0	0
Provision for doubtful accounts	1,055	1,863	845
Stock-based compensation expense	26,821	35,539	38,575
Excess tax benefits from stock award plans	(847)	(815)	0
Operating asset write-downs	270	334	650
Deferred income taxes	32,962	40,454	(53,962)
Net realized gains on sale of investments	(24,414)	(23,810)	(10,760)
Equity in losses of unconsolidated affiliates, net of tax	(64)	20	6
Provision for inventory reserves	658	2,304	2,509
Losses on derivative financial instruments	896	5,863	14,709
Other non-cash items, net	(1,772)	(821)	1,328
Net non-cash operating items—continuing operations	97,911	208,267	327,938
Accrued but unpaid purchases of property and equipment	832	1,047	642
Inventory transfers to property and equipment	637	874	621
Liabilities for contingent consideration in business combinations	42,404	3,424	0
Stock options exercised, proceeds received subsequent to period end	383	65	0
Purchases under supplier financing arrangements	1,090	1,859	0
Cash paid during the year for interest—continuing operations	29,227	21,053	24,705
Cash paid during the year for income taxes—continuing operations	$ 17,003	$ 8,578	$ 11,841

Related Party Transactions (Details) (USD $)	12 Months Ended		0 Months Ended	12 Months Ended							0 Months Ended	1 Months Ended		1 Months Ended				0 Months Ended	12 Months Ended		0 Months Ended	1 Months Ended
	Jan. 31, 2012	Jul. 15, 2010 Verint System [Member]	May 25, 2007 Verint's Series A Convertible Perpetual Preferred Stock [Member]	Jan. 31, 2012 Verint's Series A Convertible Perpetual Preferred Stock [Member]	Jan. 31, 2011 Verint's Series A Convertible Perpetual Preferred Stock [Member]	Jan. 31, 2009 Verint's Series A Convertible Perpetual Preferred Stock [Member]	Jan. 31, 2010 Verint's Series A Convertible Perpetual Preferred Stock [Member]	May 31, 2007 Verint's Series A Convertible Perpetual Preferred Stock [Member]	Jan. 31, 2012 Verint's Series A Convertible Perpetual Preferred Stock [Member] Minimum [Member]	Jan. 31, 2012 Verint's Series A Convertible Perpetual Preferred Stock [Member] Maximum [Member]	Jan. 14, 2011 Verint's Series A Convertible Perpetual Preferred Stock [Member] Verint System [Member]	Apr. 30, 2009 Ulticom Shareholders [Member]	Apr. 21, 2009 Ulticom Shareholders [Member]	Dec. 31, 2010 Ulticom Minority Shareholders [Member]	Apr. 30, 2009 Ulticom Minority Shareholders [Member]	Apr. 30, 2009 Ulticom Holders of Deferred Stock Units [Member]	Jan. 31, 2008 Prior Facility [Member] Verint's Series A Convertible Perpetual Preferred Stock [Member]	Jan. 14, 2011 Parent Company [Member] Verint System [Member]	Jan. 31, 2012 Parent Company [Member] Verint System [Member]	Jan. 31, 2011 Parent Company [Member] Verint System [Member]	May 25, 2007 Parent Company [Member] Verint's Series A Convertible Perpetual Preferred Stock [Member]	Dec. 31, 2010 Parent Company [Member] Ulticom Shareholders [Member]	Apr. 30, 2009 Parent Company [Member] Ulticom Shareholders [Member]
Related Party Transaction [Line Items]
Aggregate number of shares purchased for cash																					293,000
Aggregate purchase price of preferred stock																					$ 293,000,000
Par value of purchased preferred stock			$ 1,000
Liquidation price per share of purchased preferred stock			$ 1,000
Liquidation preference of the preferred stock				352,000,000
Preferred stock redemption percentage				100.00%
Additional board of directors of subsidiary				2
Additional board of directors of subsidiary elected by parent				2
Reduction in board of directors of subsidiary				2
Conversion of preferred stock into common shares									0	3.7
Preferred stock dividend rate			4.25%			3.88%
Preferred stock dividend payment using volume weighted-average percentage of price of common stock				95.00%
Basis points spread for term loan																	0.50%
Consecutive trading days for common stock valuation	5 days
Preferred stock dividends declared or paid				$ 0
Preferred stock cumulative, undeclared dividends				59,000,000
Initial conversion rate for each share of preferred stock to common stock								30.6185
Initial convertible preferred stock conversion price				$ 32.66
Preferred stock potentially convertible to common stock				10,800,000	10,400,000
Preferred stock conversion price specified percentage				135.00%
Demands to require subsidiary to register preferred stock for resale				2
Right to demand registration statement				1
Shares of common stock in secondary public offerring											2,300,000							2,300,000
Shares of common stock in agreement to be registered in a registration statement		2,800,000
Aggregate proceeds net of underwriting discounts and commissions																		76,500,000
Adjustments to additional paid-in capital related to completion of offerring																				52,200,000
Adjustments to noncontrolling interest related to completion of offerring																				4,500,000
Adjustments to accumulated other comprehensive income related to completion of offerring																			2,600,000
Aggregate amount of special cash dividend												199,600,000		21,700,000	64,300,000							64,100,000	199,600,000
Dividends payable to shareholders					$ 0		$ 0									$ 200,000
Outstanding options to purchase shares of common stock													2,982,104
Special cash dividend per share												$ 4.58

Commitments And Contingencies (Details) (USD $)	0 Months Ended	1 Months Ended		12 Months Ended									12 Months Ended		1 Months Ended	0 Months Ended					1 Months Ended		12 Months Ended
	Jun. 19, 2010	Oct. 31, 2010	Sep. 30, 2010	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010	Oct. 31, 2011	May 31, 2011	Dec. 31, 2010	Jul. 31, 2010	Jul. 31, 2006	Jan. 31, 2011 Settlement Agreements [Member]	Jan. 31, 2012 First Condition [Member]	Jan. 31, 2012 Second Condition [Member]	Mar. 31, 2009 Israeli Optionholder Class Actions [Member]	Jun. 18, 2009 SEC Civil Actions [Member]	Apr. 19, 2006 United States District Court, Eastern District of New York [Member]	Apr. 19, 2006 United States District Court, Southern District of New York [Member]	Jan. 31, 2012 Guarantee Obligations [Member]	Jan. 31, 2012 Purchase Commitment [Member]	Dec. 31, 2011 Parent Company [Member]	Dec. 31, 2009 Parent Company [Member]	Jan. 31, 2012 Parent Company [Member]
Commitments And Contingencies [Line Items]
Guarantee																			$ 41,200,000
Unconditional purchase obligations																				47,500,000
Unconditional purchase obligation due within one year																				44,500,000
Unconditional purchase obligations due in years two through four																				3,000,000
Forfeiture action against certain accounts											50,000,000
Claims filed															4		2	3
Assessed penalties																0
Aggregate amount to be paid under settlement agreement	165,000,000
Payments to a class action settlement fund				91,300,000					1,000,000	17,900,000
Payment for anticipated opt out credit				92,500,000						21,500,000
Amount holdback in respect of anticipated opt out credit										3,600,000
Class action settlement fund payable in cash or stock							20,000,000	30,000,000
Issuance of shares under settlement agreement																							12,462,236
Issuance of shares under settlement agreement value																							82,500,000
Aggregate expected amount to be received from sale of securities													50,000,000	100,000,000
Additional proceeds to prepay the settlement														50,000,000
Aggregate amount of settlement agreement to be paid to CTI				1,400,000
Cash received from sales and redemptions of auction rate securities				900,000	33,400,000
Amount deposited into the derivative settlement fund				60,000,000
Percentage of outstanding share capital				2.50%
Legal fees and expenses of the plaintiffs		9,400,000																				9,400,000
Insurance proceeds in connection with the settlements of the shareholder derivative actions and the consolidated shareholder class action			16,500,000
Litigation settlement												146,200,000
Fine paid under non-prosecution agreement																							1,200,000
Amount paid for disgorgement and pre-judgment interest																							1,600,000
Agreement to pay plaintiffs																					9,500,000
Litigation settlement, expense				$ 4,880,000	$ (17,500,000)	$ 0																	$ 4,900,000

Quarterly Information (Unaudited) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Jan. 31, 2012	Oct. 31, 2011	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Oct. 31, 2010	Jul. 31, 2010	Apr. 30, 2010	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Selected Quarterly Financial Information [Abstract]
Revenue	$ 211,993	$ 199,364	$ 194,959	$ 176,332	$ 186,869	$ 186,641	$ 180,676	$ 172,613	$ 782,648	$ 726,799	$ 703,693
(Loss) income from operations	3,250	(819)	(3,154)	(1,228)	4,252	26,852	(3,785)	(33,593)	(1,952)	(6,274)	8,845
Net (loss) income from continuing operations attributable to Comverse Technology	690	(11,083)	(15,417)	(29,432)	(9,916)	4,936	(9,594)	(30,808)	(55,242)	(45,382)	3,004
Loss from discontinued operations, net of tax	3,786	46,773	(24,280)	(29,763)	24,561	(46,639)	(14,579)	(51,067)	(3,484)	(87,724)	(270,408)
Net (loss) income attributable to Comverse Technology	4,476	35,690	(39,697)	(59,195)	14,645	(41,703)	(24,173)	(81,875)	(58,726)	(133,106)	(267,404)
Net Income (Loss) Attributable to Comverse Technology, Diluted	564	(11,121)	(15,485)	(29,434)	(10,149)	2,909	(9,653)	(30,808)
Income (Loss) from Continuing Operations, Per Basic Share	$ 0	$ (0.05)	$ (0.07)		$ (0.05)	$ 0.02	$ (0.05)	$ (0.15)	$ (0.27)	$ (0.22)	$ 0.01
Income (Loss) from Continuing Operations, Per Diluted Share	$ 0	$ (0.05)	$ (0.07)		$ (0.05)	$ 0.01	$ (0.05)	$ (0.15)	$ (0.27)	$ (0.22)	$ 0.01
Income (Loss) from Discontinued Operations, Net of Tax, Total, Diluted	$ 3,786	$ 46,773	$ (24,280)	$ (29,763)	$ 24,561	$ (46,639)	$ (14,579)	$ (51,067)
(Loss) earnings per share from discontinued operations attributable to Comverse Technology, Inc., Basic	$ 0.02	$ 0.22	$ (0.12)		$ 0.12	$ (0.22)	$ (0.07)	$ (0.25)	$ (0.01)	$ (0.43)	$ (1.32)
(Loss) earnings per share from discontinued operations attributable to Comverse Technology, Inc., Diluted	$ 0.02	$ 0.22	$ (0.12)	$ (0.15)	$ 0.12	$ (0.22)	$ (0.07)	$ (0.25)	$ (0.01)	$ (0.43)	$ (1.32)
(Loss) earnings per share attributable to Comverse Technology, Inc.'s shareholders - Basic	$ 0.02	$ 0.17	$ (0.19)	$ (0.29)	$ 0.07	$ (0.2)	$ (0.12)	$ (0.4)	$ (0.28)	$ (0.65)	$ (1.31)
(Loss) earnings per share attributable to Comverse Technology, Inc.’s shareholders - Diluted	$ 0.02	$ 0.17	$ (0.19)	$ (0.29)	$ 0.07	$ (0.21)	$ (0.12)	$ (0.4)	$ (0.28)	$ (0.65)	$ (1.31)

Condensed Balance Sheets (Details) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010	Jan. 31, 2009
Condensed Financial Statements, Captions [Line Items]
Cash and cash equivalents	$ 322,445	$ 368,352	$ 232,271
Restricted cash	12,863	47,006
Auction rate securities	272	72,441
Prepaid expenses and other current assets	47,218	34,081
Total current assets	1,066,802	1,298,996
Property and equipment, net	29,853	24,996
Other assets	44,399	35,720
Total assets	2,657,013	2,823,875
Accounts payable and other current liabilities	188,744	170,856
Convertible debt obligations	2,195	2,195
Litigation settlements	0	146,150
Total current liabilities	977,769	1,194,519
Other long-term liabilities	60,166	32,502
Total liabilities	2,104,261	2,337,988
Common stock, $0.10 par value - authorized, 600,000,000 shares; issued 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,533,916 shares, respectively	21,971	20,494
Treasury stock, at cost, 1,017,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,870	2,089,501
Accumulated deficit	(1,762,517)	(1,703,791)
Accumulated other comprehensive (loss) income	(8,805)	10,288
Total equity	552,752	485,887	509,722	763,187
Total liabilities and equity	2,657,013	2,823,875
Parent Company [Member]
Condensed Financial Statements, Captions [Line Items]
Cash and cash equivalents	171,046	197,840	46,565	346,443
Restricted cash	0	33,367
Auction rate securities	272	72,441
Prepaid expenses and other current assets	3,808	2,242
Total current assets	175,126	305,890
Property and equipment, net	1,564	1,815
Advances to and investments in subsidiaries	343,601	313,960
Other assets	800	1,662
Total assets	521,091	623,327
Accounts payable and other current liabilities	27,757	37,797
Convertible debt obligations	2,195	2,195
Litigation settlements	0	146,150
Total current liabilities	29,952	186,142
Accumulated losses in investment in discontinued operations in excess of investment and advances	52,675	37,331
Other long-term liabilities	49,631	24,177
Total liabilities	79,583	210,319
Common stock, $0.10 par value - authorized, 600,000,000 shares; issued 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,533,916 shares, respectively	21,971	20,494
Treasury stock, at cost, 1,017,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,870	2,089,501
Accumulated deficit	(1,762,517)	(1,703,791)
Accumulated other comprehensive (loss) income	(8,805)	10,288
Total equity	441,508	413,008
Total liabilities and equity	$ 521,091	$ 623,327

Condensed Statements of Operations (Details) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Jan. 31, 2012	Oct. 31, 2011	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Oct. 31, 2010	Jul. 31, 2010	Apr. 30, 2010	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Selling, general and administrative expenses									$ 400,358	$ 415,704	$ 370,975
(Loss) income from operations	3,250	(819)	(3,154)	(1,228)	4,252	26,852	(3,785)	(33,593)	(1,952)	(6,274)	8,845
Interest expense									(32,379)	(29,913)	(25,067)
Other-than-temporary impairment of investments									0	(407)	(6,914)
Loss before income tax (provision) benefit									(10,817)	(24,175)	(35,762)
Income tax benefit									(19,292)	(4,083)	46,935
Equity in losses of subsidiaries from continuing operations, net of tax									64	(20)	(6)
Net (loss) income from continuing operations									(30,109)	(28,258)	11,173
Loss from discontinued operations, net of tax									(910)	(91,028)	(270,794)
Net loss									(31,019)	(119,286)	(259,621)
Continuing operations	$ 0	$ (0.05)	$ (0.07)		$ (0.05)	$ 0.02	$ (0.05)	$ (0.15)	$ (0.27)	$ (0.22)	$ 0.01
Discontinued operations	$ 0.02	$ 0.22	$ (0.12)		$ 0.12	$ (0.22)	$ (0.07)	$ (0.25)	$ (0.01)	$ (0.43)	$ (1.32)
Basic loss per share	$ 0.02	$ 0.17	$ (0.19)	$ (0.29)	$ 0.07	$ (0.2)	$ (0.12)	$ (0.4)	$ (0.28)	$ (0.65)	$ (1.31)
Continuing operations	$ 0	$ (0.05)	$ (0.07)		$ (0.05)	$ 0.01	$ (0.05)	$ (0.15)	$ (0.27)	$ (0.22)	$ 0.01
Discontinued operations	$ 0.02	$ 0.22	$ (0.12)	$ (0.15)	$ 0.12	$ (0.22)	$ (0.07)	$ (0.25)	$ (0.01)	$ (0.43)	$ (1.32)
Diluted loss per share	$ 0.02	$ 0.17	$ (0.19)	$ (0.29)	$ 0.07	$ (0.21)	$ (0.12)	$ (0.4)	$ (0.28)	$ (0.65)	$ (1.31)
Parent Company [Member]
Condensed Financial Statements, Captions [Line Items]
Management fees									0	0	60
Selling, general and administrative expenses									83,406	96,696	56,692
Litigation settlement									(4,880)	17,500	0
(Loss) income from operations									(88,286)	(79,196)	(56,632)
Interest income									1,758	1,922	3,271
Interest expense									(14)	(10)	(103)
Other-than-temporary impairment of investments									0	(407)	(6,914)
Other income									29,587	17,184	92
Loss before income tax (provision) benefit									(56,955)	(60,507)	(60,286)
Income tax benefit									1,408	8,712	50,143
Equity in losses of subsidiaries from continuing operations, net of tax									305	6,413	13,147
Net (loss) income from continuing operations									(55,242)	(45,382)	3,004
Loss from discontinued operations, net of tax									(3,484)	(87,724)	(270,408)
Net loss									$ (58,726)	$ (133,106)	$ (267,404)
Basic and diluted									208,301,686	205,162,720	204,513,420
Continuing operations									$ (0.27)	$ (0.22)	$ 0.01
Discontinued operations									$ (0.01)	$ (0.43)	$ (1.32)
Basic loss per share									$ (0.28)	$ (0.65)	$ (1.31)
Continuing operations									$ (0.27)	$ (0.22)	$ 0.01
Discontinued operations									$ (0.01)	$ (0.43)	$ (1.32)
Diluted loss per share									$ (0.28)	$ (0.65)	$ (1.31)

Condensed Statements of Comprehensive Loss (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Jan. 31, 2012	Oct. 31, 2011	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Oct. 31, 2010	Jul. 31, 2010	Apr. 30, 2010	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net loss	$ 4,476	$ 35,690	$ (39,697)	$ (59,195)	$ 14,645	$ (41,703)	$ (24,173)	$ (81,875)	$ (58,726)	$ (133,106)	$ (267,404)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments									(2,059)	(840)	14,569
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax									(21,634)	(7,818)	10,678
Unrealized (loss) gain on cash flow hedges, net of reclassification adjustments and tax									280	(206)	3,815
Other comprehensive (loss) income									(23,413)	(8,864)	29,062
Comprehensive loss, net of tax									(77,819)	(137,444)	(244,842)
Parent Company [Member]
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments									2,772	3,491	8,019
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax									(21,631)	(7,792)	10,730
Unrealized (loss) gain on cash flow hedges, net of reclassification adjustments and tax									(234)	(37)	3,813
Other comprehensive (loss) income									(19,093)	(4,338)	22,562
Comprehensive loss, net of tax									$ (77,819)	$ (137,444)	$ (244,842)

Condensed Statements of Cash Flows (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net cash used in operating activities	$ (34,284)	$ (127,282)	$ (100,720)
Proceeds from sales and maturities of investments	75,475	57,256	26,370
Proceeds from sale of Verint Systems, Inc. shares of common stock	0	76,475	0
Proceeds from sale of Ulticom, Inc.	0	2,627	0
Purchase of property and equipment	(13,084)	(8,620)	(5,856)
Net change in restricted cash	33,846	(15,725)	(23,553)
Lending under note receivable with Comverse, Inc.	1,500	7,000	0
Net cash provided by investing activities	(28,490)	148,378	80,681
Advances under promissory note with Comverse Inc.	0	0	200,000
Repayment of promissory note to Comverse, Inc.	0	0	(200,000)
Repurchase of convertible debt obligations	0	0	(417,282)
Repurchase of common stock	(6,182)	(6,052)	(359)
Cash received from exercise of stock options	14,587	40,787	0
Net cash used in financing activities	(4,867)	(17,310)	(491,935)
Net increase (decrease) in cash and cash equivalents	(65,753)	6,518	(504,055)
Cash and cash equivalents, beginning of year	368,352	232,271
Cash and cash equivalents, end of year	322,445	368,352	232,271
Parent Company [Member]
Condensed Financial Statements, Captions [Line Items]
Net cash used in operating activities	(139,642)	(97,062)	(23,045)
Proceeds from sales and maturities of investments	74,950	57,218	26,370
Proceeds from sale of Verint Systems, Inc. shares of common stock	0	76,475	0
Proceeds from sale of Ulticom, Inc.	0	13,211	0
Purchase of property and equipment	(4)	(84)	(891)
Payments from subsidiaries, net	8,449	75,247	6,150
Net change in restricted cash	33,367	(7,223)	(26,144)
Lending under note receivable with Comverse, Inc.	(1,500)	(7,000)	0
Dividend received from discontinued operations	0	42,399	135,323
Net cash provided by investing activities	115,262	250,243	140,808
Advances under promissory note with Comverse Inc.	0	0	200,000
Repayment of promissory note to Comverse, Inc.	0	0	(200,000)
Repurchase of convertible debt obligations	0	0	(417,282)
Repurchase of common stock	(4,527)	(1,906)	(359)
Cash received from exercise of stock options	2,113	0	0
Net cash used in financing activities	(2,414)	(1,906)	(417,641)
Net increase (decrease) in cash and cash equivalents	(26,794)	151,275	(299,878)
Cash and cash equivalents, beginning of year	197,840	46,565	346,443
Cash and cash equivalents, end of year	$ 171,046	$ 197,840	$ 46,565

Notes to the Condensed Financial Information of the Registrant (Details) (USD $)	1 Months Ended	3 Months Ended								12 Months Ended			1 Months Ended			12 Months Ended			0 Months Ended	12 Months Ended			0 Months Ended	12 Months Ended		0 Months Ended		1 Months Ended					0 Months Ended
	Oct. 31, 2010	Jan. 31, 2012	Oct. 31, 2011	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Oct. 31, 2010	Jul. 31, 2010	Apr. 30, 2010	Jan. 31, 2012	Jan. 31, 2011	Jan. 31, 2010	Nov. 24, 2010 Ulticom Inc [Member]	Dec. 31, 2011 Parent Company [Member]	Dec. 31, 2009 Parent Company [Member]	Jan. 31, 2012 Parent Company [Member]	Jan. 31, 2011 Parent Company [Member]	Jan. 31, 2010 Parent Company [Member]	Oct. 12, 2010 Parent Company [Member] Ulticom Inc [Member]	Jan. 31, 2011 Parent Company [Member] Ulticom Inc [Member]	Jan. 31, 2011 Auction Rate Securities [Member] Parent Company [Member]	Jul. 15, 2010 Verint System [Member]	Jan. 14, 2011 Verint System [Member] Parent Company [Member]	Jan. 31, 2012 Verint System [Member] Parent Company [Member]	Jan. 31, 2011 Verint System [Member] Parent Company [Member]	May 25, 2007 Convertible Preferred Stock [Member] Parent Company [Member]	Jan. 14, 2011 Convertible Preferred Stock [Member] Verint System [Member]	Apr. 30, 2009 Ulticom Shareholders [Member]	Dec. 31, 2010 Ulticom Shareholders [Member] Parent Company [Member]	Apr. 30, 2009 Ulticom Shareholders [Member] Parent Company [Member]	Oct. 31, 2012 Subsequent Event [Member]	Jan. 31, 2012 Subsequent Event [Member]	Aug. 02, 2012 Subsequent Event [Member] Starhome Disposition [Member]	Aug. 02, 2012 Subsequent Event [Member] Starhome [Member] Starhome Disposition [Member]	Aug. 02, 2012 Scenario, Forecast [Member] Subsequent Event [Member] Starhome [Member] Starhome Disposition [Member]
Basis of Presentation [Abstract]
Distribution percentage of common shares to CTI's shareholders in spin-off																															100.00%	100.00%
Proceeds from sale of business																			$ 17,200,000														$ 37,200,000	$ 81,300,000
Proceeds held in escrow to cover potential post-closing indemnification claims																																		10,500,000
First portion of proceeds held in escrow to be released																																		5,500,000
Period before release of first portion of proceeds held in escrow																																			18 months
Period before release of remaining portion of proceeds held in escrow																																			24 months
Agreed upon payments to certain Starhome shareholders																																	4,500,000
Period following divestiture of business with no solicitation of employees																																			4 years
Gain on sale of Ulticom, Inc.																0	2,927,000	0		2,927,000
Restricted Cash and Auction Rate Securities [Abstract]
Restricted cash																0					33,400,000
Debt [Abstract]
Convertible debt obligations		2,195,000				2,195,000				2,195,000	2,195,000					2,195,000	2,195,000
Repurchase of convertible debt obligations										0	0	417,282,000				0	0	417,282,000
Commitments and Contingencies [Abstract]
Aggregate amount of agreement to settle shareholder class action and derivative actions															174,400,000
Legal fees and expenses of the plaintiffs	9,400,000														9,400,000
Payments for legal settlements																160,200,000
Issuance of shares under settlement agreement value																82,500,000
Issuance of shares under settlement agreement																12,462,236
Agreement to pay plaintiffs														9,500,000
Recorded settlement amount										4,880,000	(17,500,000)	0				4,900,000
Fine paid under non-prosecution agreement																1,200,000
Amount paid for disgorgement and pre-judgment interest																1,600,000
Sale of Shares of Verint Systems' Common Stock [Abstract]
Shares of common stock in agreement to be registered in a registration statement																						2,800,000
Shares of common stock in secondary public offerring																							2,300,000				2,300,000
Aggregate proceeds net of underwriting discounts and commissions																							76,500,000
Adjustments to additional paid-in capital related to completion of offerring																									52,200,000
Adjustments to accumulated other comprehensive income related to completion of offerring																								2,600,000
Adjustments to noncontrolling interest related to completion of offerring																									4,500,000
Perpetual Preferred Stock of Subsidiary [Abstract]
Aggregate number of shares purchased for cash																										293,000
Aggregate consideration payable for acquisitions																										293,000,000
Ulticom's Special Cash Dividends [Abstract]
Aggregate amount of special cash dividend																												199,600,000	64,100,000	199,600,000
Dividends received													42,400,000																42,400,000	135,300,000
Loss from discontinted operations, net of tax
Equity in losses of discontinued operations, net of tax																	(90,651,000)
Gain on sale of discontinued operation, net of tax																0	2,927,000	0		2,927,000
Loss from discontinued operations, net of tax		$ 3,786,000	$ 46,773,000	$ (24,280,000)	$ (29,763,000)	$ 24,561,000	$ (46,639,000)	$ (14,579,000)	$ (51,067,000)	$ (3,484,000)	$ (87,724,000)	$ (270,408,000)				$ (3,484,000)	$ (87,724,000)	$ (270,408,000)

Valuation and Qualifying Accounts and Reserves (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 31, 2012		Jan. 31, 2011		Jan. 31, 2010
Allowance for Doubtful Accounts [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at Beginning of Fiscal Year	$ 5,395		$ 4,706		$ 5,989
Additions Charged (Credited) to Expenses	1,055		1,863		845
Net Deductions (Recoveries)	(3,568)		(1,163)		(2,253)
Other	47	[1]	(11)	[1]	125	[1]
Balance at End of Fiscal Year	2,929		5,395		4,706
Valuation Allowance on Income Tax Assets [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at Beginning of Fiscal Year	105,960		128,346		156,831
Additions Charged (Credited) to Expenses	16,615		4,284		(15,745)
Net Deductions (Recoveries)	0		0		0
Other	(12,580)	[1]	(26,670)	[1]	(12,740)	[1]
Balance at End of Fiscal Year	109,995		105,960		128,346
Warranties [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at Beginning of Fiscal Year	1,996	[2]	1,292	[2]	1,188	[2]
Additions Charged (Credited) to Expenses	771	[2]	957	[2]	220	[2]
Net Deductions (Recoveries)	(389)	[2]	(121)	[2]	(42)	[2]
Other	(363)	[1],[2]	(132)	[1],[2]	(74)	[1],[2]
Balance at End of Fiscal Year	$ 2,015	[2]	$ 1,996	[2]	$ 1,292	[2]

[1]	Primarily consists of (i) the allocation of tax from continuing operations to discontinued operations, additional paid-in capital and other comprehensive income, and (ii) translation adjustments.
[2]	Included in “Accounts payable and accrued expenses” in the consolidated balance sheets.